UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

150 North Riverside Plaza, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Stephanie G. Braming, Principal Executive Officer
William Blair Funds
150 North Riverside Plaza, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1. June 30, 2019 Semiannual Reports transmitted to shareholders.

June 30, 2019
William Blair Funds Semiannual Report

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the William Blair Funds’ (the “Funds”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, shareholder reports will be available on the Funds’ website (https://www.williamblairfunds.com/investor_services/prospectus_reports_forms.fs), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by notifying your financial intermediary or, if you are a direct investor, by calling 1-800-635-2886.

You may elect to receive all future shareholder reports in paper free of charge. You can inform your financial intermediary that you wish to continue receiving paper copies of your shareholder reports, or if you are a direct investor, by calling 1-800-635-2886. Your election to receive reports in paper will apply to all Funds you hold directly or through your financial intermediary, as applicable.

June 30, 2019	William Blair Funds	1

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of William Blair Funds. It is not authorized for distribution to prospective Fund investors unless accompanied or preceded by the Fund’s prospectus. Please carefully consider a Fund’s investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Fund’s prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

2	Semiannual Report	June 30, 2019

Performance as of June 30, 2019—Class N Shares (Unaudited)

					10 yr		Overall
	Year				(or since	Inception	Morningstar
	to Date	1 yr	3 yr	5 yr	inception)	Date	Rating

Growth Fund
Class N	22.38	14.07	17.32	11.44	13.87	3/20/1946	***
Morningstar Large Growth	21.11	10.02	16.97	11.33	14.71		Among 1,235
Russell 3000® Growth Index	21.41	10.60	17.81	13.02	16.13		Large Growth Funds
S&P 500® Index	18.54	10.42	14.19	10.71	14.70

Large Cap Growth Fund
Class N	24.10	16.01	20.40	14.73	16.11	12/27/1999	****
Morningstar Large Growth	21.11	10.02	16.97	11.33	14.71		Among 1,235
Russell 1000® Growth Index	21.49	11.56	18.07	13.39	16.28		Large Growth Funds

Mid Cap Growth Fund
Class N	27.40	12.75	15.38	9.88	13.42	2/1/2006	***
Morningstar Mid-Cap Growth	24.97	9.88	15.59	9.78	14.53		Among 539
Russell Midcap® Growth Index	26.08	13.94	16.49	11.10	16.02		Mid-Cap Growth Funds

Small-Mid Cap Growth Fund
Class N	24.27	9.65	18.07	12.99	15.99	12/29/2003	****
Morningstar Mid-Cap Growth	24.97	9.88	15.59	9.78	14.53		Among 539
Russell 2500TM Growth Index	23.92	6.13	16.14	9.98	15.67		Mid-Cap Growth Funds

Small-Mid Cap Value Fund
Class N	16.67	(2.03)	7.18	5.04	10.42	12/15/2011	***
Morningstar Small Blend	15.74	(3.76)	10.09	5.65	—		Among 633
Russell 2500TM Value Index	15.26	(1.92)	8.98	5.55	11.93		Small Blend Funds

Small Cap Growth Fund
Class N	18.98	0.89	19.06	11.20	14.31	12/27/1999	****
Morningstar Small Growth	21.82	3.22	16.12	9.18	14.47		Among 583
Russell 2000® Growth Index	20.36	(0.49)	14.69	8.63	14.41		Small Growth Funds

Small Cap Value Fund
Class N	16.22	(3.35)	7.48	4.87	12.18	12/23/1996	**
Morningstar Small Blend	15.74	(3.76)	10.09	5.65	12.70		Among 633
Russell 2000® Value Index	13.47	(6.24)	9.81	5.39	12.40		Small Blend Funds

Global Leaders Fund
Class N	20.66	4.14	13.86	8.11	11.89	10/15/2007	****
Morningstar World Large Stock	16.46	4.89	11.07	5.96	10.24		Among 722
MSCI ACW IMI (net)	16.07	4.56	11.42	6.03	10.32		World Large Stock Funds

International Leaders Fund
Class N	20.58	4.18	11.77	6.72	9.14	8/16/2012	****
Morningstar Foreign Large Growth	18.29	2.25	9.63	4.09	—		Among 396
MSCI ACW Ex-U.S. IMI (net)	13.33	0.26	9.17	2.25	5.96		Foreign Large Growth Funds

June 30, 2019	William Blair Funds	3

Performance as of June 30, 2019—Class N Shares (Unaudited)—continued

					10 yr		Overall
	Year				(or since	Inception	Morningstar
	to Date	1 yr	3 yr	5 yr	inception)	Date	Rating

International Developed Plus Fund
Class N	21.02	3.51	8.15	3.14	7.17	5/24/2004	**
Morningstar Foreign Large Growth	18.29	2.25	9.63	4.09	8.20		Among 396
MSCI World Ex-U.S. Index (net)	14.64	1.29	9.01	2.04	6.75		Foreign Large Growth Funds

International Growth Fund
Class N	19.27	(0.43)	8.44	2.84	8.04	10/1/1992	***
Morningstar Foreign Large Growth	18.29	2.25	9.63	4.09	8.20		Among 396
MSCI ACW Ex-U.S. IMI (net)	13.33	0.26	9.17	2.25	6.78		Foreign Large Growth Funds

International Small Cap Growth Fund
Class N	18.73	(6.34)	5.68	2.31	9.15	11/1/2005	**
Morningstar Foreign Small/Mid Growth	17.12	(4.52)	9.50	4.65	10.59		Among 122
MSCI ACW Ex-U.S. Small Cap Index (net)	11.60	(5.94)	7.76	2.77	8.48		Foreign Small/Mid Growth Funds

Emerging Markets Leaders Fund
Class N	16.71	3.20	9.74	2.56	3.50	5/3/2010	***
Morningstar Diversified Emerging Markets	12.06	1.16	8.92	1.71	—		Among 712
MSCI Emerging Markets Index (net)	10.58	1.21	10.66	2.49	2.97		Diversified Emerging Markets Funds

Emerging Markets Growth Fund
Class N	15.80	(2.03)	9.20	2.27	6.94	6/6/2005	****
Morningstar Diversified Emerging Markets	12.06	1.16	8.92	1.71	5.82		Among 712
MSCI Emerging Markets IMI (net)	10.14	0.47	10.01	2.25	5.83		Diversified Emerging Markets Funds

Emerging Markets Small Cap Growth Fund
Class N	8.88	(8.06)	3.04	1.24	7.92	10/24/2011	**
Morningstar Diversified Emerging Markets	12.06	1.16	8.92	1.71	—		Among 712
MSCI Emerging Markets Small Cap Index (net)	6.70	(5.12)	5.46	0.53	3.41		Diversified Emerging Markets Funds

Bond Fund
Class N	8.05	7.89	2.74	2.80	4.62	5/1/2007	***
Morningstar Intermediate Core-Plus Bond	6.40	7.35	2.95	2.84	4.82		Among 539
Bloomberg Barclays U.S. Aggregate Index	6.11	7.87	2.31	2.95	3.90		Intermediate Core-Plus Bond Funds

Income Fund
Class N	4.33	4.60	1.45	1.63	3.07	10/1/1990	***
Morningstar Short-Term Bond	3.20	4.19	1.97	1.60	2.48		Among 478
Bloomberg Barclays Intermediate Government/Credit Bond Index	4.97	6.93	1.99	2.39	3.24		Short-Term Bond Funds

4	Semiannual Report	June 30, 2019

Performance as of June 30, 2019—Class N Shares (Unaudited)—continued

					10 yr		Overall
	Year				(or since	Inception	Morningstar
	to Date	1 yr	3 yr	5 yr	inception)	Date	Rating

Low Duration Fund
Class N	2.46	2.97	1.38	1.14	1.21	12/1/2009	**
Morningstar Ultrashort Bond	1.85	2.76	1.85	1.32	—		Among 151
Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index	1.76	2.98	1.43	1.02	0.73		Ultrashort Bond Funds

Macro Allocation Fund
Class N	2.45	2.77	2.63	0.43	4.35	11/29/2011	**
Morningstar Multialternative	5.39	1.81	2.85	1.19	—		Among 265
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	1.24	2.31	1.38	0.87	0.60		Multialternative Funds

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will typically fall and bond funds may become more volatile. Class N shares are available to the general public without a sales load.

Morningstar RatingsTM are as of 6/30/2019 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund ***/***/** and Large Cap Growth Fund ****/*****/**** out of 1,235/1,100/812 large growth funds; Mid Cap Growth Fund ***/***/*** and Small-Mid Cap Growth Fund ****/****/**** out of 539/484/367 mid-cap growth funds; Small Cap Growth Fund ****/****/***, out of 583/515/393 small growth funds; Small-Mid Cap Value Fund **/***/NA and Small Cap Value Fund **/**/** out of 633/516/375 small blend funds; Global Leaders Fund ****/****/**** out of 722/594/350 world large stock funds; International Developed Plus Fund **/***/**, International Growth Fund **/**/***, and International Leaders Fund ****/****/NA out of 396/336/247 foreign large growth funds; International Small Cap Growth Fund */*/*** out of 122/99/59 foreign small/mid growth funds; Emerging Markets Leaders Fund ***/***/****, Emerging Markets Growth Fund ***/***/****, and Emerging Markets Small Cap Growth */***/NA out of 712/560/240 diversified emerging markets funds; Bond Fund ***/***/*** out of 539/453/332 intermediate core-plus bond funds; Income Fund **/***/**** out of 478/421/269 short-term bond funds; Low Duration Fund **/**/NA out of 151/128/NA ultrashort bond funds; and Macro Allocation Fund ***/**/NA out of 265/177/NA multialternative funds.

Please carefully consider a Fund’s investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Fund’s prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

June 30, 2019	William Blair Funds	5

U.S. Growth Market Review and Outlook

Following a pronounced sell-off to end 2018, U.S. equities had a strong start to 2019. Spurring the first quarter recovery were comments from the Federal Open Market Committee (“FOMC”) indicating that it would be patient and flexible with future monetary policy decisions. A solid U.S. economic backdrop and healthy corporate earnings trends further supported the market.

Relative to the robust first quarter, positive performance was more moderate in the second quarter of 2019 and included significant swings on a monthly basis. U.S. corporations reported first quarter earnings that were broadly better than investors’ previously-lowered expectations, providing support for equities to move higher during the month of April. From there, macro considerations, most notably rising trade tensions and a perceived shift in U.S. Federal Reserve (the “Fed”) policy, seemed to drive the direction of the market. As trade threats dominated the news, rising investor angst around the possible impacts of protectionism on global economic growth and corporate earnings corresponded with a decline in equities. A subsequent recovery during the month of June was helped by the perception of a shift in Fed policy and its increased willingness to cut interest rates if economic conditions deteriorate.

While equities moved higher over the course of the second quarter, the 10 year Treasury yield declined and the 10 year to 3 month yield curve inverted, which some view as a leading indicator of a potential recession. Further supporting the notion of slowing economic growth, U.S. manufacturing activity weakened, while growth in housing prices slowed. However, strength in consumption and retail sales, bolstered by low unemployment and moderate wage growth, allowed investors to look through some of the more cautionary indicators, bringing U.S. equities back near all-time highs to close out the second quarter.

Despite strong equity market performance during the first half of 2019, many of the risks that contributed to the late 2018 selloff remain on the horizon. From a Fed policy perspective, it is not clear how much impact the interest rate increases implemented in 2017 and 2018 will have on the economy or how effective monetary policy will be in stimulating the economy from here, given that financial conditions are already quite supportive. Global interest rates have declined year-to-date with continued monetary stimulus from China and other central banks. In addition, the Fed faces the challenge of managing the economy against investor expectations, which call for several interest rate cuts over the next twelve months, and a trade policy that is in flux and could ultimately have varying effects on U.S. economic growth. In the meantime, tariff uncertainty can have a real economic impact by disrupting supply chains and causing corporations to delay investment activity. Ongoing trade negotiations, as well as political disruption leading into the 2020 U.S. presidential election, are likely to result in continued market volatility.

Balancing some of these uncertainties are data points that indicate a still healthy U.S. economy, now in its eleventh year of expansion. The labor market, in particular, remains robust with continued low unemployment and moderate wage growth. U.S. consumer confidence remains high and spending healthy, while corporate bond yields have declined, reducing interest expense for corporations. Corporate profit margins are strong, notwithstanding the fact that they broadly contracted during the second quarter of 2019 as many companies have not been able to fully offset wage growth and higher input costs with price increases. We feel relatively well positioned in this regard as our investment approach has always emphasized companies with strong value propositions that enable better than average pricing flexibility.

We believe our longstanding focus on identifying durable businesses, whose stocks present attractive risk/reward opportunities, will serve us well in an environment of uncertainty where business fundamentals are especially important.

6	Semiannual Report	June 30, 2019

U.S. Value Market Review and Outlook

U.S. equities drifted higher during the second quarter of 2019, adding to the robust returns from earlier in the year. The dramatic bounce-back from a dismal finish to 2018 was largely the result of a dovish pivot by the Federal Reserve (“Fed”) and the Fed’s lack of commitment to future rate moves as it takes a more patient approach to future monetary policy decisions. Healthy corporate earnings and expectations for a trade deal between the U.S. and China helped boost investor confidence and fueled strong U.S. equity returns early in the year.

In contrast to the robust returns in the first quarter of 2019, positive market performance was more moderate during the second quarter. Although corporate earnings growth continued to be solid and contributed to positive market performance in April, relatively uninspiring economic data and increased geopolitical instability, mainly around trade, seemed to temper returns during the quarter. As the exchanges surrounding trade intensified and dominated the news, bond yields plummeted as concerns regarding the potential implications of protectionism on global economic growth and corporate earnings contributed to the market decline in May. Late in the quarter, the Fed signaled its willingness to lower short-term interest rates in an effort to sustain economic expansion, which was positively received by investors. Generally speaking, it appears that a more dovish Fed and its patience regarding future monetary policy decisions is helping to offset a more volatile trade situation overall.

Despite the strong rebound in U.S. equity performance through the second quarter, many of the risks that contributed to the dramatic market sell-off late in 2018 remain intact. The constantly evolving trade/tariff landscape seems to present a challenge for the Fed and complicates future monetary policy decisions as it is forced to make assumptions about harder-to-predict geopolitical risks and their impact on the economy. Continued trade policy uncertainty may result in supply chain disruption and delayed corporate investment activity, which could alter the trajectory of global growth. The Fed may be proactive and move more quickly than in previous cycles in an effort to spark growth and prolong the current economic expansion.

We remain cognizant that corporate debt levels continue to rise and could contribute to higher market volatility should these more highly levered companies feel pressure as a greater percentage of their cash flow is needed to service their rising debt levels. The main difference between this cycle and what transpired during the global financial crisis is that these higher debt levels are not on bank balance sheets, but rather have been privately financed. Should these lower quality/more highly levered companies have trouble accessing the capital markets or get squeezed as high yield spreads increase, this could be the impetus for sustained higher quality stock outperformance. We remain focused on companies with solid balance sheets and have gravitated towards companies with even stronger balance sheets given our concern about corporate debt levels and expectations for increased market volatility. As always, our focus remains on identifying quality companies at discount prices and corporate transformation opportunities. We continue to find opportunities across multiple sectors and believe the Fund is well-suited to withstand a variety of market scenarios and add value over the long-term.

June 30, 2019	William Blair Funds	7

Growth Fund

The Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

David C. Fording

The William Blair Growth Fund (Class N shares) posted a 22.38% increase, net of fees, for the six months ended June 30, 2019. By comparison, the Fund’s benchmark index, the Russell 3000® Growth Index (the “Index”), increased 21.41%.

Outperformance for the year-to-date period was driven by stock selection and a tailwind for our investment style. From a stock selection perspective, Industrials and Health Care were standout sectors, in part due to our positions in CoStar Group, Inc. (Industrials), Copart, Inc. (Industrials) and Veeva Systems, Inc. (Health Care). Real estate information services company CoStar Group advanced on business trends that were consistent with our investment thesis, including strong growth in its commercial real estate business and continued market share gains in its apartment rental advertising business. Other top contributors were metal packaging provider Ball Corporation (Materials), as strong demand drove volume growth for aluminum cans, and Worldpay, Inc. (Information Technology). From a style perspective, our higher valuation exposure, driven by the Fund’s quality growth bias, was a tailwind as stocks with higher valuations generally outperformed during the period.

Conversely, top detractors from performance year-to-date included Healthcare Services Group, Inc. (Industrials), UnitedHealth Group, Inc. (Health Care), Pure Storage, Inc. (Information Technology) and Weight Watchers International, Inc. (Consumer Discretionary). Healthcare Services Group provides outsourced housekeeping, facility maintenance and food services to nursing homes and other care facilities. The stock’s underperformance was most notable during the first quarter, as the company reported revenue that disappointed investors and was attributable to a contract change with one of its food service customers that would dampen revenue, but ultimately lift margins. In addition, the Communication Services sector was a detractor as our position in Alphabet, Inc. and not owning Facebook, Inc. contributed to lagging returns in the sector. We sold Facebook in late 2018 on concerns over slowing revenue growth, margin compression and stepped up regulatory scrutiny around privacy and use of personal data; the latter of which remains a fundamental threat to Facebook’s long term business model.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6 for additional information.

8	Semiannual Report	June 30, 2019

Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2019
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	22.38%	14.07%	17.32%	11.44%	13.87%	—
Class I	22.59	14.43	17.66	11.77	14.23	—
Class R6	—	—	—	—	—	2.53%
Russell 3000® Growth Index	21.41	10.60	17.81	13.02	16.13	0.81
S&P 500® Index	18.54	10.42	14.19	10.71	14.70	1.00

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2019.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500® Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on June 30, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2019	William Blair Funds	9

Growth Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—30.1%
*	Adobe, Inc.	17,315	$5,102
*	Arista Networks, Inc.	7,980	2,072
	Booz Allen Hamilton Holding Corporation	64,052	4,241
	Dolby Laboratories, Inc.	57,743	3,730
	Genpact, Ltd.†	89,815	3,421
*	Guidewire Software, Inc.	25,832	2,619
	Mastercard, Inc. Class “A”	45,773	12,108
*	MaxLinear, Inc.	86,201	2,021
	Microsoft Corporation	159,227	21,330
	National Instruments Corporation	58,571	2,459
*	Pure Storage, Inc.	162,374	2,479
*	Rogers Corporation	10,013	1,728
	Sabre Corporation	150,569	3,343
	Texas Instruments, Inc.	47,508	5,452
*	Verra Mobility Corporation	146,920	1,923
*	Worldpay, Inc. Class “A”	34,044	4,172
			78,200
	Consumer Discretionary—15.2%
	Advance Auto Parts, Inc.	18,432	2,841
*	Amazon.com, Inc.	9,185	17,393
*	Burlington Stores, Inc.	27,931	4,752
	Domino’s Pizza, Inc.	8,959	2,493
*	Grand Canyon Education, Inc.	28,985	3,392
*	GrubHub, Inc.	27,027	2,108
*	Laureate Education, Inc.	175,293	2,754
*	Ulta Salon Cosmetics & Fragrance, Inc.	11,249	3,902
			39,635
	Health Care—14.5%
*	Veeva Systems, Inc. Class “A”	17,918	2,905
	Abbott Laboratories	48,107	4,046
*	ABIOMED, Inc.	10,029	2,612
	Agilent Technologies, Inc.	34,104	2,547
*	Codexis, Inc.	72,198	1,331
*	Horizon Therapeutics plc†	96,598	2,324
*	Portola Pharmaceuticals, Inc.	72,527	1,968
	Stryker Corporation	19,800	4,070
	Teleflex, Inc.	7,798	2,582
	UnitedHealth Group, Inc.	36,212	8,836
	Zoetis, Inc.	39,750	4,511
			37,732
	Industrials—11.4%
	BWX Technologies, Inc.	116,151	6,051
*	Copart, Inc.	65,272	4,878
*	CoStar Group, Inc.	9,651	5,347
	Healthcare Services Group, Inc.	77,543	2,351
	Luxfer Holdings plc†	61,357	1,505
	Raytheon Co.	26,878	4,674
*	The Middleby Corporation	23,790	3,228
*	Trex Co., Inc.	20,779	1,490
			29,524
		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)
	Communication Services—9.9%
	Activision Blizzard, Inc.	68,249	$3,221
*	Alphabet, Inc. Class “A”	14,876	16,108
*	Cars.com, Inc.	51,495	1,016
*	Live Nation Entertainment, Inc.	47,354	3,137
*	Take-Two Interactive Software, Inc.	19,122	2,171
			25,653
	Consumer Staples—7.6%
	Costco Wholesale Corporation	21,306	5,630
*	Primo Water Corporation	135,512	1,667
	The Coca-Cola Co.	161,109	8,204
	The Estee Lauder Cos., Inc. Class “A”	22,986	4,209
			19,710
	Financials—5.3%
	East West Bancorp, Inc.	48,408	2,264
*	Encore Capital Group, Inc.	49,311	1,670
	Intercontinental Exchange, Inc.	84,168	7,233
	Virtu Financial, Inc.	123,894	2,699
			13,866
	Materials—4.6%
	Ball Corporation	98,773	6,913
	Linde plc†	24,618	4,943
			11,856
	Energy—0.8%
	Cameco Corporation†	190,907	2,049
	Total Common Stocks—99.4% (cost $168,795)		258,225

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.500% dated 6/28/19, due 7/1/19, repurchase price $1,760, collateralized by U.S. Treasury Note, 1.500%, due 8/15/26	$1,760	1,760
	Total Repurchase Agreement—0.7% (cost $1,760)		1,760
	Total Investments—100.1% (cost $170,555)		259,985
	Liabilities, plus cash and other assets—(0.1)%		(201)
	Net assets—100.0%		$259,784

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

10	Semiannual Report	June 30, 2019

Large Cap Growth Fund

The Large Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

James S. Golan David P. Ricci

The William Blair Large Cap Growth Fund (Class N shares) posted a 24.10% increase, net of fees, for the six months ended June 30, 2019. By comparison, the Fund’s benchmark index, the Russell 1000® Growth Index (the “Index”), increased 21.49%.

Outperformance for the year-to-date period was driven by stock selection and a tailwind for our investment style. From a stock selection perspective, Industrials and Health Care were standout sectors, in part due to our positions in Copart, Inc. (Industrials), Equifax, Inc. (Industrials) and Veeva Systems, Inc. (Health Care). Veeva Systems and Copart were easily the Fund’s top contributors during the period as generally strong business fundamentals persisted year-to-date. Shares of Copart, an online auction platform for salvage vehicles, outperformed as a growing buyer base drove higher average selling prices and as Copart raised buyer fees on select vehicles. Veeva Systems, a cloud-based software and data solutions provider primarily for the life sciences industry, outperformed after reporting record-high customer additions and strong subscription revenue growth. Other notable contributors to performance were PayPal Holdings, Inc. (Information Technology) and The Estee Lauder Cos., Inc. (Consumer Staples). From a style perspective, our higher valuation exposure, driven by the Fund’s quality growth bias, was a tailwind as stocks with higher valuations generally outperformed during the period.

Conversely, top detractors from performance year-to-date included advanced medical technologies company, ABIOMED, Inc. (Health Care), UnitedHealth Group, Inc. (Health Care) and Red Hat, Inc. (Information Technology). ABIOMED underperformed as uncertainty related to FDA guidance around the appropriate patient population for its Impella heart pump caused shares to decline. Concern around a potential competitive entrant also pressured shares of ABIOMED during the first quarter. Communication Services was also a detractor as our positions in Alphabet, Inc. and Activision Blizzard, Inc., as well as not owning Facebook, Inc., contributed to lagging returns in the sector. We sold Facebook in late 2018 on concerns over slowing revenue growth, margin compression, governance issues and stepped up regulatory scrutiny around privacy and use of personal data; the latter of which remains a fundamental threat to Facebook’s long term business model.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6 for additional information.

June 30, 2019	William Blair Funds	11

Large Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2019
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	24.10%	16.01%	20.40%	14.73%	16.11%	—
Class I	24.25	16.32	20.73	15.02	16.39	—
Class R6	—	—	—	—	—	4.03%
Russell 1000® Growth Index	21.49	11.56	18.07	13.39	16.28	0.81

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2019.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

12	Semiannual Report	June 30, 2019

Large Cap Growth Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—30.9%
	Accenture plc†	45,790	$8,461
*	Adobe, Inc.	23,900	7,042
*	Guidewire Software, Inc.	44,980	4,560
	Intuit, Inc.	26,230	6,855
	Mastercard, Inc.	30,810	8,150
	Microsoft Corporation	151,020	20,231
*	PayPal Holdings, Inc.	75,950	8,693
	Texas Instruments, Inc.	63,170	7,249
			71,241
	Health Care—17.2%
	Abbott Laboratories	69,920	5,880
*	ABIOMED, Inc.	15,010	3,910
	Stryker Corporation	28,260	5,810
	UnitedHealth Group, Inc.	42,190	10,295
*	Veeva Systems, Inc. Class “A”	36,830	5,970
	Zoetis, Inc.	68,360	7,758
			39,623
	Communication Services—12.4%
	Activision Blizzard, Inc.	112,880	5,328
*	Alphabet, Inc. Class “A”	9,410	10,189
*	Alphabet, Inc. Class “C”	4,096	4,428
*	Live Nation Entertainment, Inc.	75,340	4,991
*	Netflix, Inc.	10,040	3,688
			28,624
	Consumer Discretionary—11.9%
*	Amazon.com, Inc.	9,320	17,648
	McDonald’s Corporation	20,080	4,170
	Starbucks Corporation	67,360	5,647
			27,465
	Consumer Staples—9.5%
	Costco Wholesale Corporation	18,070	4,775
*	Monster Beverage Corporation	99,810	6,371
	The Coca-Cola Co.	100,190	5,102
	The Estee Lauder Cos., Inc. Class “A”	30,160	5,522
			21,770
	Industrials—9.4%
*	Copart, Inc.	86,330	6,452
	Equifax, Inc.	43,010	5,817
	Fortive Corporation	42,100	3,432
	Raytheon Co.	33,960	5,905
			21,606
	Financials—4.7%
	Aon plc†	24,530	4,734
	Intercontinental Exchange, Inc.	72,200	6,205
			10,939
	Materials—2.9%
	Linde plc†	32,730	6,573
	Total Common Stocks—98.9% (cost $156,334)		227,841

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.500% dated 6/28/19, due 7/1/19, repurchase price $2,803, collateralized by U.S. Treasury Note, 1.500%, due 8/15/26	$2,803	$2,803
Total Repurchase Agreement—1.2% (cost $2,803)		2,803
Total Investments—100.1% (cost $159,137)		230,644
Liabilities, plus cash and other assets—(0.1)%		(242)
Net assets—100.0%		$230,402

† = U.S. listed foreign security

* = Non-income producing security

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	13

Mid Cap Growth Fund

The Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe Robert C. Lanphier, IV

The William Blair Mid Cap Growth Fund (Class N shares) posted a 27.40% increase, net of fees, for the six months ended June 30, 2019. By comparison, the Fund’s benchmark index, the Russell Midcap® Growth Index (the “Index”), increased 26.08%.

With the Index up approximately 26% year-to-date, Fund outperformance over the period was driven by strong stock selection. The Fund generally lagged during the strongest periods of benchmark returns, but that was more than offset by outperformance during other periods and attributable to the generally strong fundamental performance of the companies held by the Fund. Stock selection in the Industrials sector was a standout contributor to performance, in part due to our positions in CoStar Group, Inc. and Copart, Inc. Real estate information services company CoStar Group outperformed on business trends that were consistent with our investment thesis, including strong growth in its commercial real estate business and continued market share gains in its apartment rental advertising business. Other top contributors were metal packaging provider, Ball Corporation (Materials), Worldpay, Inc. (Information Technology) and Wayfair, Inc. (Consumer Discretionary). Ball Corporation benefited as strong demand drove volume growth for aluminum cans.

Conversely, top detractors from performance year-to-date included Lamb Weston Holdings, Inc. (Consumer Staples) and Pure Storage, Inc. (Information Technology). Flash-based storage solutions provider Pure Storage underperformed due to an increased focus on large enterprise accounts with lengthened sales cycles. Shares of potato processor Lamb Weston were weighed down as some investors became concerned that incremental industry capacity coming online over the next two years could pressure margins. Other notable laggards were Health Care holdings Centene Corporation and ABIOMED, Inc. In addition, stock selection in Financials, including our position in Cboe Global Markets, Inc., detracted from relative results.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6 for additional information.

14	Semiannual Report	June 30, 2019

Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2019
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	27.40%	12.75%	15.38%	9.88%	13.42%	—
Class I	27.43	13.05	15.67	10.15	13.71	—
Class R6	—	—	—	—	—	2.01%
Russell Midcap® Growth Index	26.08	13.94	16.49	11.10	16.02	1.99

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2019.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on June 30, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2019	William Blair Funds	15

Mid Cap Growth Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—27.1%
*	Advanced Micro Devices, Inc.	40,575	$1,232
*	Arista Networks, Inc.	2,860	742
*	Autodesk, Inc.	9,900	1,613
	Booz Allen Hamilton Holding Corporation	19,084	1,264
	Dolby Laboratories, Inc.	19,885	1,285
*	EPAM Systems, Inc.	4,945	856
	Global Payments, Inc.	11,100	1,777
*	GoDaddy, Inc.	17,745	1,245
*	Guidewire Software, Inc.	6,863	696
	j2 Global, Inc.	7,265	646
	MAXIMUS, Inc.	11,705	849
	Microchip Technology, Inc.	15,980	1,385
*	Pure Storage, Inc.	58,910	900
	Sabre Corporation	63,008	1,399
*	WEX, Inc.	8,570	1,783
*	Worldpay, Inc. Class “A”	7,694	943
			18,615
	Industrials—18.4%
	BWX Technologies, Inc.	39,044	2,034
*	Copart, Inc.	28,200	2,108
*	CoStar Group, Inc.	3,709	2,055
	Equifax, Inc.	9,785	1,323
	Fortive Corporation	16,125	1,314
*	The Middleby Corporation	10,250	1,391
	Verisk Analytics, Inc.	3,500	513
	Waste Connections, Inc.†	11,585	1,107
	Xylem, Inc.	9,800	820
			12,665
	Consumer Discretionary—15.5%
	Advance Auto Parts, Inc.	8,470	1,305
	Aptiv plc†	7,965	644
*	Burlington Stores, Inc.	9,655	1,643
*	CarMax, Inc.	10,575	918
	Domino’s Pizza, Inc.	2,080	579
	Ross Stores, Inc.	11,410	1,131
	Service Corporation International	20,200	945
*	Ulta Salon Cosmetics & Fragrance, Inc.	4,235	1,469
	Vail Resorts, Inc.	6,035	1,347
*	Wayfair, Inc.	4,395	642
			10,623
	Health Care—14.6%
*	ABIOMED, Inc.	3,600	938
	Agilent Technologies, Inc.	15,410	1,151
*	Align Technology, Inc.	3,010	824
*	Centene Corporation	21,826	1,144
*	DexCom, Inc.	2,805	420
	Encompass Health Corporation	18,385	1,165
*	IDEXX Laboratories, Inc.	2,890	796
*	Mettler-Toledo International, Inc.	1,405	1,180
	Teleflex, Inc.	4,335	1,435
*	Veeva Systems, Inc. Class “A”	5,941	963
			10,016
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Financials—7.9%
	Arthur J Gallagher & Co.	19,130	$1,675
	Cboe Global Markets, Inc.	13,005	1,348
	East West Bancorp, Inc.	21,450	1,003
	Signature Bank	4,980	602
*	SVB Financial Group	3,625	814
			5,442
	Materials—7.1%
	Ball Corporation	33,950	2,376
	Celanese Corporation	6,920	746
	Vulcan Materials Co.	12,715	1,746
			4,868
	Communication Services—3.4%
*	Live Nation Entertainment, Inc.	15,910	1,054
*	Take-Two Interactive Software, Inc.	11,520	1,308
			2,362
	Consumer Staples—3.2%
	Conagra Brands, Inc.	32,000	849
	Lamb Weston Holdings, Inc.	20,835	1,320
			2,169
	Real Estate—1.4%
*	SBA Communications Corporation	4,260	958
	Energy—0.9%
*	Parsley Energy, Inc.	34,380	654
	Total Common Stocks—99.5% (cost $55,237)		68,372

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.500% dated 6/28/19, due 7/1/19, repurchase price $925, collateralized by U.S. Treasury Note, 1.500%, due 8/15/26	$925	925
	Total Repurchase Agreement—1.3% (cost $925)		925
	Total Investments—100.8% (cost $56,162)		69,297
	Liabilities, plus cash and other assets—(0.8)%		(550)
	Net assets—100.0%		$68,747

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

16	Semiannual Report	June 30, 2019

Small-Mid Cap Growth Fund

The Small-Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe Robert C. Lanphier, IV

The William Blair Small-Mid Cap Growth Fund (Class N shares) posted a 24.27% increase, net of fees, for the six months ended June 30, 2019. By comparison, the Fund’s benchmark index, the Russell 2500TM Growth Index (the “Index”), increased 23.92%.

The Fund outperformed for the year-to-date period as stock selection and a tailwind for our investment style contributed to excess returns. From a stock selection perspective, selection in the Industrials and Health Care sectors was positive, helped by positions in CoStar Group, Inc. (Industrials), Copart, Inc. (Industrials) and Catalent, Inc. (Health Care). Real estate information services company CoStar Group advanced on business trends that were consistent with our investment thesis, including strong growth in its commercial real estate business and continued share gains in its apartment rental advertising business. Outperformance from Information Technology holdings Euronet Worldwide, Inc. and Rogers Corporation also added to relative returns. Shares of Euronet Worldwide, an electronic payment and transaction processing solutions company, advanced as all three business segments performed well and the company disclosed details about a new cloud-based payments platform which could add to growth over the long term. From a style perspective, our typical larger market cap bias provided a tailwind as the larger cap stocks within our small-mid cap universe outperformed the smaller cap stocks. This year-to-date style dynamic was strongest during the second quarter.

Top detractors from performance during the period included Inogen, Inc. (Health Care), Healthcare Services Group, Inc. (Industrials), Pure Storage, Inc. (Information Technology) and Lamb Weston Holdings, Inc. (Consumer Staples). Shares of Inogen, a manufacturer of portable oxygen concentrators, underperformed on a decline in sales growth that resulted from the combination of lower sales productivity and a large customer that was restructuring. In addition, our Consumer Discretionary holdings lagged those of the benchmark. Notable among them was Adtalem Global Education, Inc., which underperformed due to lowered earnings expectations for its Brazil programs and escalating rhetoric around free education ahead of the forthcoming U.S. presidential primaries.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6 for additional information.

June 30, 2019	William Blair Funds	17

Small-Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2019
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	24.27%	9.65%	18.07%	12.99%	15.99%	—
Class I	24.46	9.91	18.37	13.29	16.28	—
Class R6	—	—	—	—	—	2.91%
Russell 2500TM Growth Index	23.92	6.13	16.14	9.98	15.67	1.81

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2019.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

18	Semiannual Report	June 30, 2019

Small-Mid Cap Growth Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks
	Industrials—22.5%
	BWX Technologies, Inc.	1,558,221	$81,183
*	Copart, Inc.	1,150,220	85,967
*	CoStar Group, Inc.	77,938	43,182
*	Genesee & Wyoming, Inc.	350,736	35,074
	Healthcare Services Group, Inc.	934,721	28,341
	HEICO Corporation	428,457	44,290
	Ritchie Bros Auctioneers, Inc.†	806,250	26,784
*	SiteOne Landscape Supply, Inc.	323,681	22,431
*	Teledyne Technologies, Inc.	208,751	57,171
	The Brink’s Co.	345,000	28,007
*	The Middleby Corporation	346,137	46,971
	The Toro Co.	178,063	11,912
	TransUnion	850,076	62,489
*	Trex Co., Inc.	908,763	65,158
			638,960
	Information Technology—22.1%
*	Aspen Technology, Inc.	430,563	53,510
*	Avalara, Inc.	474,308	34,245
	Booz Allen Hamilton Holding Corporation	799,236	52,917
*	Euronet Worldwide, Inc.	545,604	91,793
*	GoDaddy, Inc.	554,737	38,915
*	Guidewire Software, Inc.	274,787	27,858
	j2 Global, Inc.	312,415	27,771
*	MaxLinear, Inc.	581,160	13,622
	National Instruments Corporation	590,876	24,811
*	Nice, Ltd.-ADR	323,640	44,339
*	Novanta, Inc.†	242,277	22,847
*	Pure Storage, Inc.	2,801,019	42,772
*	Qualys, Inc.	309,122	26,918
*	Rogers Corporation	286,419	49,430
	Sabre Corporation	1,621,125	35,989
*	WEX, Inc.	193,803	40,330
			628,067
	Health Care—21.4%
*	ABIOMED, Inc.	157,000	40,897
*	Amedisys, Inc.	238,400	28,944
*	Cambrex Corporation	589,830	27,610
*	Catalent, Inc.	563,959	30,572
*	DexCom, Inc.	116,498	17,456
	Encompass Health Corporation	828,504	52,494
*	Exact Sciences Corporation	271,368	32,032
*	Glaukos Corporation	593,968	44,785
*	Halozyme Therapeutics, Inc.	865,956	14,877
*	Horizon Therapeutics plc†	1,574,146	37,874
*	Inspire Medical Systems, Inc.	257,454	15,615
*	Insulet Corporation	638,567	76,232
*	Ligand Pharmaceuticals, Inc.	208,886	23,844
*	Penumbra, Inc.	259,356	41,497
*	Portola Pharmaceuticals, Inc.	1,117,940	30,330
*	STERIS plc†	275,844	41,068
	Teleflex, Inc.	155,548	51,510
			607,637

	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Consumer Discretionary—10.3%
*	Adtalem Global Education, Inc.	1,063,747	$47,922
*	Burlington Stores, Inc.	419,546	71,386
	Domino’s Pizza, Inc.	138,204	38,459
*	Grand Canyon Education, Inc.	565,020	66,119
	Vail Resorts, Inc.	192,788	43,026
*	Wayfair, Inc.	182,675	26,671
			293,583
	Financials—8.3%
	BrightSphere Investment Group plc†	1,012,271	11,550
	Cboe Global Markets, Inc.	592,080	61,357
	East West Bancorp, Inc.	885,718	41,425
*	Encore Capital Group, Inc.	689,276	23,346
	FirstCash, Inc.	455,138	45,523
	Signature Bank	207,400	25,062
	Virtu Financial, Inc.	1,260,564	27,455
			235,718
	Materials—3.9%
*	Axalta Coating Systems, Ltd.†	794,580	23,655
*	Crown Holdings, Inc.	390,536	23,862
	Martin Marietta Materials, Inc.	274,280	63,114
			110,631
	Communication Services—3.3%
	Cable One, Inc.	29,958	35,080
*	Live Nation Entertainment, Inc.	877,916	58,162
			93,242
	Consumer Staples—3.1%
*	BJ’s Wholesale Club Holdings, Inc.	1,335,347	35,253
	Lamb Weston Holdings, Inc.	809,146	51,268
			86,521
	Real Estate—2.4%
	Colliers International Group, Inc.†	224,479	16,077
	FirstService Corporation†	338,448	32,464
	Jones Lang LaSalle, Inc.	134,588	18,935
			67,476
	Energy—0.6%
*	Parsley Energy, Inc.	863,444	16,414
	Total Common Stocks—97.9% (cost $2,306,990)		2,778,249

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.500% dated 6/28/19, due 7/1/19, repurchase price $58,029, collateralized by U.S. Treasury Note, 1.500%, due 8/15/26	$58,026	58,026
	Total Repurchase Agreement—2.0% (cost $58,026)		58,026
	Total Investments—99.9% (cost $2,365,016)		2,836,275
	Cash and other assets, less liabilities—0.1%		3,086
	Net assets—100.0%		$2,839,361

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	19

Small-Mid Cap Value Fund

The Small-Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Small-Mid Cap Value Fund (Class N shares) posted a 16.67% increase, net of fees, for the six months ended June 30, 2019. By comparison, the Fund’s benchmark index, the Russell 2500TM Value Index (the “Index”), increased 15.26%.

The Fund’s outperformance relative to the Index was due to the combination of stock selection and style tailwinds given the strategy’s higher growth profile and lack of exposure to deeper value stocks. At the sector level, the most significant contributor to the Fund’s relative performance was Industrials due to strong stock selection within Road & Rail, Machinery, and Building Products. Within Information Technology, the best performing sector of the market during the period, the Fund’s relative performance was primarily the result of strong stock selection within Software. Strong stock selection within Banks and Diversified Financial Services contributed to the relative returns within Financials. Consumer Discretionary was the most significant detractor from the Fund’s relative returns due to stock selection within Diversified Consumer Services and Hotels, Restaurants & Leisure. The relative underperformance within Energy was the result of stock selection within Oil & Gas Exploration & Production. The Fund’s relative performance within Consumer Staples, the worst performing sector of the market during the period, was driven by stock selection within Packaged Food & Meats. Looking specifically at stock selection, the Fund’s largest contributors to relative performance were Gardner Denver Holdings, Inc. (Industrials), Booz Allen Hamilton Holding Corporation (Information Technology), and TopBuild Corporation (Consumer Discretionary). Offsetting these contributors were our investments in Whiting Petroleum Corporation (Energy), Lamb Weston Holdings, Inc. (Consumer Staples), and Range Resources Corporation (Energy).

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 7 for additional information.

20	Semiannual Report	June 30, 2019

Small-Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2019
	Year to Date	1 Year	3 Year	5 Year	Since Inception
Class N(a)	16.67%	(2.03)%	7.18%	5.04%	10.42%
Class I(a)	16.79	(1.73)	7.45	5.32	10.72
Russell 2500TM Value Index(a)	15.26	(1.92)	8.98	5.55	11.93
Class R6(b)	—	—	—	—	(1.28)
Russell 2500TM Value Index(b)	—	—	—	—	(0.73)

(a)	Since inception is for the period from December 15, 2011 (Commencement of Operations) to June 30, 2019.
(b)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2019.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TM Value Index consists of small to mid-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2019	William Blair Funds	21

Small-Mid Cap Value Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks
	Financials—22.4%
	American Financial Group, Inc.	185	$19
	CNO Financial Group, Inc.	865	14
	E*TRADE Financial Corporation	308	14
	East West Bancorp, Inc.	394	18
	First American Financial Corporation	275	15
	FNB Corporation	1,594	19
	Hancock Whitney Corporation	416	17
	Hanover Insurance Group, Inc.	174	22
	Home BancShares, Inc.	993	19
	Iberiabank Corporation	283	22
	National Bank Holdings Corporation	499	18
	PacWest Bancorp	756	29
	Radian Group, Inc.	948	22
	Selective Insurance Group, Inc.	326	24
	Sterling Bancorp	1,060	23
*	SVB Financial Group	80	18
	Umpqua Holdings Corporation	815	14
	Voya Financial, Inc.	496	27
*	Western Alliance Bancorp	390	17
	WSFS Financial Corporation	416	17
			388
	Real Estate—14.6%
	Acadia Realty Trust	769	21
	American Assets Trust, Inc.	379	18
	American Campus Communities, Inc.	603	28
	Americold Realty Trust	709	23
	Camden Property Trust	247	26
	Douglas Emmett, Inc.	588	23
	EPR Properties	300	22
	Equity LifeStyle Properties, Inc.	179	22
	Healthcare Realty Trust, Inc.	884	28
	Pebblebrook Hotel Trust	652	18
	Terreno Realty Corporation	484	24
			253
	Industrials—13.3%
	Acuity Brands, Inc.	170	24
	AGCO Corporation	287	22
	Brady Corporation	461	23
	Curtiss-Wright Corporation	204	26
	Fortune Brands Home & Security, Inc.	455	26
*	Gardner Denver Holdings, Inc.	645	22
	Jacobs Engineering Group, Inc.	300	25
	Kansas City Southern	177	22
	Simpson Manufacturing Co., Inc.	262	17
	Watsco, Inc.	143	23
			230
	Consumer Discretionary—10.4%
*	Adtalem Global Education, Inc.	490	22
	Carter’s, Inc.	238	23
*	Cavco Industries, Inc.	115	18
	Dana, Inc.	951	19

	Issuer	Shares	Value

	Common Stocks—(continued)
	Consumer Discretionary—(continued)
	Dick’s Sporting Goods, Inc.	543	$19
	Foot Locker, Inc.	525	22
*	Grand Canyon Education, Inc.	179	21
*	TopBuild Corporation	221	18
	Wolverine World Wide, Inc.	640	18
			180
	Information Technology—10.1%
	Avnet, Inc.	545	25
	Belden, Inc.	321	19
	Booz Allen Hamilton Holding Corporation	450	30
*	Ciena Corporation	337	14
	j2 Global, Inc.	320	28
*	LiveRamp Holdings, Inc.	397	19
	MAXIMUS, Inc.	374	27
*	SolarWinds Corporation	740	14
			176
	Materials—6.3%
	Carpenter Technology Corporation	441	21
	FMC Corporation	222	18
	Minerals Technologies, Inc.	276	15
	PolyOne Corporation	598	19
	Sensient Technologies Corporation	246	18
	Steel Dynamics, Inc.	579	18
			109
	Utilities—5.7%
	Alliant Energy Corporation	453	22
	Atmos Energy Corporation	243	26
	Black Hills Corporation	177	14
	IDACORP, Inc.	194	20
	ONE Gas, Inc.	202	18
			100
	Energy—5.1%
	Murphy Oil Corporation	660	16
	Patterson-UTI Energy, Inc.	1,896	22
	Range Resources Corporation	1,486	11
	Targa Resources Corporation	564	22
*	WPX Energy, Inc.	1,592	18
			89
	Health Care—5.1%
	CONMED Corporation	171	15
	Encompass Health Corporation	347	22
*	Hologic, Inc.	520	25
	PerkinElmer, Inc.	275	26
			88
	Consumer Staples—3.1%
	Ingredion, Inc.	164	13
	J&J Snack Foods Corporation	109	18
	Lamb Weston Holdings, Inc.	363	23
			54

See accompanying Notes to Financial Statements.

22	Semiannual Report	June 30, 2019

Small-Mid Cap Value Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)
Communication Services—2.9%
Cinemark Holdings, Inc.	531	$19
Meredith Corporation	230	13
The Interpublic Group of Cos., Inc.	815	18
		50
Total Common Stocks—99.0% (cost $1,514)		1,717
Total Investments—99.0% (cost $1,514)		1,717
Cash and other assets, less liabilities—1.0%		17
Net assets—100.0%		$1,734

* = Non-income producing security

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	23

Small Cap Growth Fund

The Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Michael P. Balkin Ward D. Sexton

The William Blair Small Cap Growth Fund (Class N shares) posted an 18.98% increase, net of fees, for the six months ended June 30, 2019. By comparison, the Fund’s benchmark index, the Russell 2000® Growth Index (the “Index”), increased 20.36%.

For the year-to-date period, relative underperformance versus the Index was attributable to both stock specific and style dynamics. From a style perspective, and given the Fund’s sensitivity to the valuation of the stocks held, our typical underweight to the most expensive stocks in the benchmark, including within the Biotechnology sector, was a headwind as these groups generally outperformed. From a stock specific perspective, top detractors from the Fund’s relative returns were At Home Group, Inc. (Consumer Discretionary) and Healthcare Services Group, Inc. (Industrials). Shares of home furnishings retailer At Home Group declined on lower-than-expected same store sales growth and a reduced growth outlook. Healthcare Services Group provides outsourced housekeeping, facility maintenance and food services to nursing homes and other care facilities. The stock’s underperformance was most notable during the first quarter, as the company reported revenue that disappointed investors and was primarily attributable to a contract change with one of its food service customers that would dampen revenue, but ultimately lift margins. Other notable underperformers included Inogen, Inc. (Health Care), 2U, Inc. (Information Technology) and Virtu Financial, Inc. (Financials).

Conversely, top contributors to performance for the period were Boot Barn Holdings, Inc. (Consumer Discretionary) and Euronet Worldwide, Inc. (Information Technology). Western and work wear retailer Boot Barn outperformed as strong execution against internal initiatives, including the company’s opportunity in private label sales, drove shares higher. Shares of Euronet Worldwide, an electronic payment and transaction processing solutions company, advanced as all three business segments performed well and the company disclosed details about a new cloud-based payments platform which could add to growth over the long term. Other standout performers were Catalent, Inc. (Health Care), Armstrong World Industries, Inc. (Industrials) and OneSpaWorld Holdings, Ltd. (Consumer Discretionary).

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6 for additional information.

24	Semiannual Report	June 30, 2019

Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2019
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	18.98	0.89	19.06	11.20	14.31	—
Class I	19.12	1.14	19.36	11.48	14.61	—
Class R6	—	—	—	—	—	(0.13)%
Russell 2000® Growth Index	20.36	(0.49)	14.69	8.63	14.41	0.77

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2019.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Growth Index.

This report identifies the Fund’s investments on June 30, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2019	William Blair Funds	25

Small Cap Growth Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks
	Industrials—24.5%
	Albany International Corporation	116,685	$9,674
	Argan, Inc.	211,130	8,563
	Armstrong World Industries, Inc.	89,753	8,724
*	Blue Bird Corporation	562,140	11,069
	BWX Technologies, Inc.	267,589	13,941
*	Casella Waste Systems, Inc.	277,170	10,984
	Douglas Dynamics, Inc.	237,817	9,463
	ESCO Technologies, Inc.	89,306	7,378
*	Genesee & Wyoming, Inc.	87,937	8,794
	Healthcare Services Group, Inc.	270,767	8,210
	John Bean Technologies Corporation	80,760	9,782
	Luxfer Holdings plc†	473,515	11,611
*	Mercury Systems, Inc.	143,236	10,077
	Ritchie Bros Auctioneers, Inc.†	286,755	9,526
*	SiteOne Landscape Supply, Inc.	82,468	5,715
	The Brink’s Co.	179,990	14,612
*	Trex Co., Inc.	140,980	10,108
*	Willdan Group, Inc.	138,894	5,174
			173,405
	Health Care—21.5%
*	Amedisys, Inc.	68,780	8,350
*	AxoGen, Inc.	266,270	5,272
*	Cambrex Corporation	223,583	10,466
*	CareDx, Inc.	145,530	5,238
*	Catalent, Inc.	171,438	9,294
*	Codexis, Inc.	353,481	6,515
*	CryoLife, Inc.	291,032	8,710
	Encompass Health Corporation	130,917	8,295
*	Glaukos Corporation	143,543	10,823
*	Halozyme Therapeutics, Inc.	221,050	3,798
*	Hanger, Inc.	463,560	8,877
*	Horizon Therapeutics plc†	453,672	10,915
*	Inspire Medical Systems, Inc.	126,270	7,658
*	LHC Group, Inc.	77,335	9,248
*	Ligand Pharmaceuticals, Inc.	77,179	8,810
*	Penumbra, Inc.	6,423	1,028
*	PolarityTE, Inc.	276,805	1,578
*	Portola Pharmaceuticals, Inc.	357,580	9,701
	Simulations Plus, Inc.	264,780	7,562
*	Veracyte, Inc.	368,880	10,517
			152,655
	Information Technology—18.8%
*	2U, Inc.	190,645	7,176
*	Agilysys, Inc.	643,860	13,824
*	Avalara, Inc.	91,808	6,629
*	Euronet Worldwide, Inc.	76,600	12,887
	j2 Global, Inc.	143,992	12,799
	Littelfuse, Inc.	38,323	6,780
*	LivePerson, Inc.	275,117	7,714
*	MaxLinear, Inc.	422,739	9,909
*	Nice, Ltd.-ADR	56,123	7,689
*	Pure Storage, Inc.	506,746	7,738
*	Qualys, Inc.	80,410	7,002
*	Rogers Corporation	50,574	8,728

	Issuer	Shares	Value

	Common Stocks—(continued)
	Information Technology—(continued)
*	Varonis Systems, Inc.	142,660	$8,836
*	Verra Mobility Corporation	503,590	6,592
*	WNS Holdings, Ltd.-ADR	153,982	9,116
			133,419
	Consumer Discretionary—12.0%
*	Adtalem Global Education, Inc.	178,963	8,062
*	Aspen Group, Inc.§	724,410	2,753
*	Boot Barn Holdings, Inc.	304,385	10,848
	Dine Brands Global, Inc.	71,170	6,795
*	Etsy, Inc.	64,402	3,952
*	Gentherm, Inc.	150,563	6,298
*	Grand Canyon Education, Inc.	100,943	11,812
*	Hilton Grand Vacations, Inc.	89,804	2,858
*	Laureate Education, Inc.	768,823	12,078
	Lithia Motors, Inc.	73,859	8,773
*	OneSpaWorld Holdings, Ltd.†	705,930	10,942
			85,171
	Financials—6.3%
*	Encore Capital Group, Inc.	297,738	10,084
	FirstCash, Inc.	113,438	11,346
	Glacier Bancorp, Inc.	161,165	6,535
	Home BancShares, Inc.	385,644	7,428
	Virtu Financial, Inc.	420,576	9,160
			44,553
	Communication Services—4.8%
	Cable One, Inc.	11,630	13,619
*	Cars.com, Inc.	238,508	4,703
*	ORBCOMM, Inc.	967,525	7,015
*	QuinStreet, Inc.	538,660	8,538
			33,875
	Consumer Staples—4.1%
*	BJ’s Wholesale Club Holdings, Inc.	275,350	7,269
	Calavo Growers, Inc.	83,151	8,044
*	Darling Ingredients, Inc.	342,880	6,820
*	Primo Water Corporation	568,403	6,991
			29,124
	Real Estate—3.4%
	Colliers International Group, Inc.†	103,274	7,396
	CoreSite Realty Corporation	63,984	7,369
	FirstService Corporation†	94,617	9,076
			23,841
	Energy—1.7%
*	Callon Petroleum Co.	432,183	2,848
	Cameco Corporation†	601,220	6,451
	Centennial Resource Development, Inc.	342,190	2,597
			11,896
	Materials—0.9%
	Orion Engineered Carbons S.A.†	287,092	6,147
	Total Common Stocks—98.0% (cost $578,636)		694,086

See accompanying Notes to Financial Statements.

26	Semiannual Report	June 30, 2019

Small Cap Growth Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.500% dated 6/28/19, due 7/1/19, repurchase price $11,412, collateralized by U.S. Treasury Note, 1.500%, due 8/15/26	$11,412	$11,412
Total Repurchase Agreement—1.6% (cost $11,412)		11,412
Total Investments—99.6% (cost $590,048)		705,498
Cash and other assets, less liabilities—0.4%		2,534
Net assets—100.0%		$708,032

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

§ = Deemed illiquid pursuant to a Liquidity Risk Management Program approved by the Board of Trustees. This holding represents 0.39% of the Fund’s net assets at June 30, 2019.

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	27

Small Cap Value Fund

The Small Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Small Cap Value Fund (Class N shares) posted a 16.22% increase, net of fees, for the six months ended June 30, 2019. By comparison, the Fund’s benchmark index, the Russell 2000® Value Index (the “Index”), increased 13.47%.

The Fund’s outperformance relative to the Index was due to the combination of stock selection and style tailwinds primarily due to the strategy’s larger market cap bias and lack of exposure to deeper value stocks. At the sector level, the most significant contributor to relative performance was Information Technology, the best performing sector of the market during the period, due to strong stock selection that was broad-based across most industries. Stock selection within Software, Communication Equipment, IT Services, and Electronic Equipment, Instruments & Components were the most significant contributors to relative performance within the sector. Within Consumer Discretionary, stock selection within Household Durables and Auto Components contributed to the relative outperformance within the sector. The Fund’s relative outperformance within Health Care was due to strong stock selection within Health Care Equipment & Supplies and the lack of exposure to Pharmaceutical and Biotechnology stocks. Real Estate was the most significant detractor from relative performance during the period due to stock selection within Office, Hotel & Resort, and Health Care Real Estate Investment Trusts (“REITs”). Cash was a notable detractor during the period given the strong benchmark return during the first half of the year. Looking specifically at stock selection, the Fund’s largest contributors to relative performance were TopBuild Corporation (Consumer Discretionary), Gardner Denver Holdings, Inc. (Industrials), and Booz Allen Hamilton Holding Corporation (Information Technology). Offsetting these contributors were our investments in Weight Watchers International, Inc. (Consumer Discretionary), Wolverine World Wide, Inc. (Consumer Discretionary), and Range Resources Corporation (Energy).

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 7 for additional information.

28	Semiannual Report	June 30, 2019

Small Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2019
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	16.22%	(3.35)%	7.48%	4.87%	12.18%	—
Class I	16.39	(3.10)	7.74	5.14	12.46	—
Class R6	—	—	—	—	—	(0.77)%
Russell 2000® Value Index	13.47	(6.24)	9.81	5.39	12.40	(1.54)

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2019.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2019	William Blair Funds	29

Small Cap Value Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks
	Financials—26.3%
	Banc of California, Inc.	244,137	$3,411
	Banner Corporation	96,290	5,214
	Boston Private Financial Holdings, Inc.	310,693	3,750
	CNO Financial Group, Inc.	252,519	4,212
	CVB Financial Corporation	161,926	3,405
	FNB Corporation	447,308	5,265
	Glacier Bancorp, Inc.	83,634	3,391
	Hancock Whitney Corporation	154,672	6,196
	Hanover Insurance Group, Inc.	44,271	5,680
	Home BancShares, Inc.	318,473	6,134
	Horace Mann Educators Corporation	86,460	3,483
	Iberiabank Corporation	72,295	5,484
	National Bank Holdings Corporation	148,364	5,386
	OceanFirst Financial Corporation	187,682	4,664
	PacWest Bancorp	121,564	4,720
	Radian Group, Inc.	293,198	6,700
	Renasant Corporation	144,672	5,199
	Sandy Spring Bancorp, Inc.	151,817	5,295
*	Seacoast Banking Corporation of Florida	199,945	5,087
	Selective Insurance Group, Inc.	90,995	6,815
	Sterling Bancorp	278,195	5,920
	Umpqua Holdings Corporation	244,942	4,064
*	Western Alliance Bancorp	107,120	4,790
	WSFS Financial Corporation	117,872	4,868
			119,133
	Industrials—12.5%
	Acuity Brands, Inc.	41,583	5,735
	Brady Corporation	137,594	6,786
*	Continental Building Products, Inc.	198,888	5,285
	Curtiss-Wright Corporation	55,480	7,053
	ESCO Technologies, Inc.	69,792	5,766
	Kennametal, Inc.	131,980	4,882
	Matson, Inc.	122,461	4,758
	Simpson Manufacturing Co., Inc.	78,861	5,241
	Watsco, Inc.	36,950	6,042
	Watts Water Technologies, Inc.	55,878	5,207
			56,755
	Real Estate—11.2%
	Acadia Realty Trust	199,398	5,458
	Agree Realty Corporation	50,952	3,264
	American Assets Trust, Inc.	97,651	4,601
	Americold Realty Trust	182,245	5,908
	Columbia Property Trust, Inc.	157,187	3,260
	Equity Commonwealth	100,941	3,283
	Healthcare Realty Trust, Inc.	227,721	7,132
	Highwoods Properties, Inc.	142,349	5,879
	Pebblebrook Hotel Trust	202,311	5,701
	Terreno Realty Corporation	129,349	6,343
			50,829

	Issuer	Shares	Value

	Common Stocks—(continued)
	Consumer Discretionary—9.9%
	Abercrombie & Fitch Co.	239,506	$3,842
*	Adtalem Global Education, Inc.	124,547	5,611
	Carter’s, Inc.	58,001	5,657
*	Cavco Industries, Inc.	29,728	4,683
	Dana, Inc.	258,777	5,160
	Dave & Buster’s Entertainment, Inc.	78,787	3,188
	Dick’s Sporting Goods, Inc.	131,009	4,537
	Foot Locker, Inc.	108,315	4,541
*	TopBuild Corporation	47,126	3,900
	Wolverine World Wide, Inc.	137,691	3,792
			44,911
	Information Technology—9.5%
	Avnet, Inc.	120,681	5,463
	Belden, Inc.	91,071	5,425
*	Inphi Corporation	81,908	4,104
	j2 Global, Inc.	69,487	6,177
*	LiveRamp Holdings, Inc.	88,329	4,282
	MAXIMUS, Inc.	64,192	4,656
*	Semtech Corporation	83,691	4,021
*	SolarWinds Corporation	187,925	3,447
*	Viavi Solutions, Inc.	420,447	5,588
			43,163
	Energy—6.5%
	Archrock, Inc.	460,262	4,879
*	Callon Petroleum Co.	771,222	5,082
*	Helix Energy Solutions Group, Inc.	437,968	3,780
*	Newpark Resources, Inc.	438,363	3,253
*	PDC Energy, Inc.	134,883	4,864
	Range Resources Corporation	446,502	3,116
	Solaris Oilfield Infrastructure, Inc.	236,178	3,538
*	Talos Energy, Inc.	31,302	753
			29,265
	Health Care—6.0%
	CONMED Corporation	97,651	8,356
	Encompass Health Corporation	109,209	6,920
*	Integer Holdings Corporation	92,999	7,804
*	Magellan Health, Inc.	53,601	3,979
			27,059
	Utilities—6.0%
	Black Hills Corporation	50,822	3,973
	Chesapeake Utilities Corporation	33,542	3,187
	IDACORP, Inc.	45,933	4,613
	ONE Gas, Inc.	61,705	5,572
	PNM Resources, Inc.	99,765	5,079
	South Jersey Industries, Inc.	136,003	4,587
			27,011

See accompanying Notes to Financial Statements.

30	Semiannual Report	June 30, 2019

Small Cap Value Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Materials—4.5%
	Carpenter Technology Corporation	94,844	$4,551
	Minerals Technologies, Inc.	62,589	3,349
	PolyOne Corporation	109,929	3,451
	Sensient Technologies Corporation	66,197	4,864
	Silgan Holdings, Inc.	126,842	3,881
			20,096
	Communication Services—2.7%
	Cinemark Holdings, Inc.	114,583	4,136
*	IMAX Corporation†	131,135	2,649
	Meredith Corporation	98,939	5,448
			12,233
	Consumer Staples—2.6%
*	Darling Ingredients, Inc.	265,436	5,279
	J&J Snack Foods Corporation	40,360	6,496
			11,775
	Total Common Stocks—97.7% (cost $351,482)		442,230

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.500% dated 6/28/19, due 7/1/19, repurchase price $6,411, collateralized by U.S. Treasury Note, 1.500%, due 8/15/26	$6,410	6,410
	Total Repurchase Agreement—1.4% (cost $6,410)		6,410
	Total Investments—99.1% (cost $357,892)		448,640
	Cash and other assets, less liabilities—0.9%		4,297
	Net assets—100.0%		$452,937

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	31

Global Markets Review and Outlook

Global equities posted strong results for the first half of 2019 despite signals of decelerating global growth and mounting uncertainty surrounding trade relations between the U.S. and China. Gains across most markets were primarily driven by the more accommodative tone out of major central banks. From a geopolitical perspective, the prospect of a trade deal between the U.S. and China, which fueled equity markets to start the year, quickly soured in the month of May following news that the U.S. would increase tariffs from 10% to 25% on nearly half the goods purchased from China (roughly $200 billion in U.S. Dollar terms). Despite the unexpected volatility in May, equities rebounded in June to close out a strong first six months of the year with the MSCI ACWI Investable Market Index (“IMI”) up 16.07% year-to-date.

U.S. equities rallied in the first half of 2019 (+18.42% as measured by the MSCI USA IMI) after the large selloff in the fourth quarter of 2018. Growth in the U.S. remained solid but started to decelerate off of last year’s previous highs. The Federal Reserve’s acknowledgment of slower economic growth and dovish stance on interest rates helped ease investor sentiment and boosted returns across sectors, especially cyclically-oriented sectors such as Information Technology, Industrials and Consumer Discretionary.

European equities also advanced despite signs of significant deceleration in manufacturing growth. Specifically, purchasing manager surveys continued to point to deceleration in the pace of industrial orders growth and subsequent industrial production growth in the Euro Area. This was especially evident in Germany where manufacturing growth has been shrinking and business sentiment has weakened over the past year. As European sovereign 10-year bond yields hit record lows in June, the European Central Bank announced that further monetary stimulus to boost inflation was ready if needed. The MSCI Europe ex U.K. IMI advanced 5.64% for the second quarter and 16.74% year-to-date in U.S. dollar terms.

Ambiguity surrounding Brexit continued to weigh on the economic conditions within the U.K. Equities felt some relief to start the year after the U.K. was granted two extensions from the European Union to delay the Brexit process past the March 29, 2019 deadline and then against past the April 12, 2019 deadline to the current October 31, 2010 deadline. But political woes returned following the failed final bid to get a Brexit deal through parliament and the subsequent resignation of Prime Minister Theresa May. While the Conservative Party began the process of selecting its new leader, who will also become Prime Minister, political uncertainty drove Sterling weakness amid increased expectations of a disorderly Brexit. The MSCI U.K. IMI advanced modestly for the second quarter (+0.74%), but was up 13.16% year-to-date in US dollar terms.

Equity performance across Emerging Market countries was mixed year-to-date. China equities declined 4.11% in the second quarter amid the trade war re-escalation and lower expectations regarding the level of government stimulus measures. Despite this correction, Chinese shares (including Hong Kong and New York-listed companies) were up 12.73% for the six-month period, while China’s mainland-listed securities (A-shares) advanced 28.28% (as measured by the MSCI China A Onshore Index). Higher crude prices contributed to strong equity market gains across oil exporting countries such as Russia (+30.70%) and Brazil (+16.39%), but negatively impacted oil importing countries such as India (+6.43%) and Indonesia (+6.88%) year-to-date (as measured by the MSCI Emerging Markets IMI).

The global growth environment appears to be stabilizing after a period of deceleration in economic activity over the past year. Among the higher frequency data that we monitor, we have been encouraged by recent stabilization in the orders minus inventories component of the Manufacturing Purchasing Managers’ Indexes (“PMIs”) in the U.S., Euro Area, U.K. and Japan, signaling a rebound in industrial production volumes.

Looking forward to the second half of the year, we see geopolitical risks to economic activity abating: U.S.-China trade talks are back on, European Parliamentary elections are behind us, and the recently announced key European appointments (European Central Bank and European Commission presidents) suggest a better policy mix going forward.

U.S.-China tariff threats moderated toward the end of the period, which was particularly important as the escalation in hostilities and uncertainty about a potential trade deal weighed on industrial activity and order flows in the first half of 2019. At the same time, we saw signs of a bottoming in activity even before the announced truce in Osaka-notably that sales of semiconductors had troughed. This is an increasingly valuable indicator of near-term economic momentum. While the industry has consolidated and matured, semiconductors are used increasingly widely in almost all areas of industrial manufacturing and production.

Bond market investors are suggesting a different verdict on the global economy, however. The dichotomy of views expressed by equities and fixed income investors is best encapsulated by the decoupling of economic growth (equities) and inflation (bonds). Specifically, U.S. inflation continues to edge lower (1.6% year-over-year), even as the U.S. economy enters its tenth year of expansion. The situation is broadly repeated across many developed economies. It is little surprise then that the U.S. Federal Reserve feels compelled to lower rates.

32	Semiannual Report	June 30, 2019

Global Markets Review and Outlook (continued)

From a corporate earnings perspective, net income growth appears to be bottoming in the Euro Area, the U.K., Japan and China after an 18 month period of steady deceleration. U.S. earnings growth has recently stabilized at 19% after weakening from 27% in December 2018, although consensus growth estimates for the next twelve months are significantly lower at 6%. This discrepancy in actual versus future U.S. growth expectations starkly contrasts with non-U.S. markets, where forward expectations are more in line with current growth rates, reflecting the shrinking economic growth wedge that has favored the U.S.

Equity valuations have stabilized and are broadly similar across different geographic regions following the sizable de-rating that occurred during the fourth quarter 2018 market selloff. Price/Earnings multiples in the U.S. and Euro Area are roughly in line with their respective ten year averages, while China is trading modestly below its ten year average multiple.

Although positioning changes by sector and geography varied across our strategies during the first half of the year, there were some broadly consistent themes reflecting the market environment and company fundamentals. From a sector perspective, Information Technology and Industrials weightings were generally higher due to our active repositioning into relatively attractive areas like software, payments and machinery. From a country perspective, exposures to China and India were incrementally increased across most strategies, while Japan weightings were reduced in our global/non-U.S. strategies.

June 30, 2019	William Blair Funds	33

Global Leaders Fund

The Global Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Andrew G. Flynn Kenneth J. McAtamney

The William Blair Global Leaders Fund (Class N shares) posted a 20.66% increase, net of fees, for the six months ended June 30, 2019. By comparison, the Fund’s benchmark index, the MSCI All Country World IMI Index (net) (the “Index”), increased 16.07%.

Six-month outperformance versus the Index was primarily driven by positive stock selection across most sectors. The Consumer Staples, Health Care and Financials sectors were the most significant sources of the Fund’s relative return. Within Consumer Staples, The Estee Lauder Cos., Inc. aided relative performance as results came in stronger than expected driven by strength in Asia, travel retail, and skincare. Estee Lauder is a leading global prestige cosmetics company with more than 30,000 points of distribution in over 150 countries across various channels, including department stores, specialty cosmetics stores, travel retail, and online. We expect the company to benefit from the rapid growth of newly acquired brands, the continued expansion in the specialty retail and online channels, and strong growth from China and travel retail.

Within Healthcare, Zoetis, Inc., the largest global provider of animal healthcare products, was an additional source of outperformance as the company reported another solid quarter by beating estimates. Zoetis is a unique company with strong secular growth drivers such as population growth and a rising middle class with increasing per capita income in developed markets. In addition, the animal healthcare industry compares favorably to human health care as there are no patent cliffs threatening sales, the pricing environment is benign, and R&D productivity is higher.

Within Financials, AIA Group, Ltd. bolstered relative results. AIA is a leading provider of life insurance throughout Asia. The company continues to benefit from strong demand for its products due to its dominant brand and competitive advantages in distribution and product innovation, coupled with rising affluence and insurance penetration within Asia. Furthermore, China announced plans to further open up its insurance markets to foreign competition, boosting sentiment in the sector.

Partially offsetting these effects was an underweight allocation to the Consumer Staples sector, coupled with below average stock selection within the Materials sector. Within Materials, Nissan Chemical Corp. hindered relative returns due to results that were weaker than consensus, mostly due to slower smartphone sales. Nissan Chemical is an innovative Japanese producer of niche chemicals for the electronics, agriculture, and pharmaceutical industries. It has a leading position in its core products and a track record of innovation supported by its commitment to high levels of research and development. While Nissan Chemical’s business model remains unchanged, we trimmed the position to reflect uncertainty around the company’s near-term conditions.

Victrex plc, a chemicals company that is the world’s leading producer of a niche, high performance plastic, also underperformed in the period due to weak demand from automotive and electronic end-markets. Over the long-term, we believe Victrex will deliver above-average growth rates relative to its chemical peer group due to increasing demand for high performance plastics across a large and growing number of end markets.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32 for additional information.

34	Semiannual Report	June 30, 2019

Global Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2019
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class N	20.66%	4.14%	13.86%	8.11%	11.89%	—
Class I	20.92	4.44	14.19	8.43	12.19	—
MSCI ACW IMI (net)	16.07	4.56	11.42	6.03	10.32	—
Class R6(a)	20.92	4.44	14.26	8.48	—	10.37%
MSCI ACW IMI (net)(a)	16.07	4.56	11.42	6.03	—	8.97

(a)	Since inception is for the period from December 19, 2012 (Commencement of Operations) to June 30, 2019.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2019	William Blair Funds	35

Global Leaders Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Western Hemisphere—52.7%
	Canada—1.6%
	Brookfield Asset Management, Inc. Class “A” (Capital markets)†	69,884	$3,339
	United States—51.1%
*	ABIOMED, Inc. (Health care equipment & supplies)	5,791	1,508
*	Adobe, Inc. (Software)	13,187	3,886
*	Align Technology, Inc. (Health care equipment & supplies)	3,869	1,059
*	Alphabet, Inc. Class “A” (Interactive Media & Services)	4,982	5,394
*	Amazon.com, Inc. (Internet & direct marketing retail)	3,268	6,188
	BlackRock, Inc. (Capital markets)	7,869	3,693
*	CoStar Group, Inc. (Professional services)	3,833	2,124
	Domino’s Pizza, Inc. (Hotels, restaurants & leisure)	9,357	2,604
*	Facebook, Inc. Class “A” (Interactive Media & Services)	23,267	4,491
	Fifth Third Bancorp (Banks)	70,390	1,964
*	Guidewire Software, Inc. (Software)	16,472	1,670
*	IDEXX Laboratories, Inc. (Health care equipment & supplies)	8,945	2,463
*	Illumina, Inc. (Life sciences tools & services)	4,339	1,597
	Intercontinental Exchange, Inc. (Capital markets)	41,800	3,592
*	Intuitive Surgical, Inc. (Health care equipment & supplies)	4,059	2,129
	JPMorgan Chase & Co. (Banks)	33,138	3,705
	Mastercard, Inc. Class “A” (IT services)	20,580	5,444
	NextEra Energy, Inc. (Electric utilities)	14,847	3,042
*	PayPal Holdings, Inc. (IT services)	31,842	3,645
	Prologis, Inc. (Equity REIT)	27,361	2,192
	Roper Technologies, Inc. (Industrial conglomerates)	11,463	4,198
*	salesforce.com, Inc. (Software)	25,835	3,920
	Southwest Airlines Co. (Airlines)	20,620	1,047
	The Boeing Co. (Aerospace & defense)	8,014	2,917
	The Estee Lauder Cos., Inc. Class “A” (Personal products)	20,285	3,714
	The Goldman Sachs Group, Inc. (Capital markets)	10,503	2,149
	Thermo Fisher Scientific, Inc. (Life sciences tools & services)	12,510	3,674
*	Ulta Salon Cosmetics & Fragrance, Inc. (Specialty retail)	8,382	2,908
	Union Pacific Corporation (Road & rail)	25,144	4,252
	UnitedHealth Group, Inc. (Health care providers & services)	18,469	4,507
	Vail Resorts, Inc. (Hotels, restaurants & leisure)	11,226	2,505
*	Veeva Systems, Inc. Class “A” (Health care technology)	8,688	1,408
*	Worldpay, Inc. Class “A” (IT services)	32,188	3,945
	Zoetis, Inc. (Pharmaceuticals)	30,582	3,471
			107,005

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe—17.6%
	Denmark—2.5%
	Chr Hansen Holding A/S (Chemicals)	25,609	$2,405
	DSV A/S (Road & rail)	28,058	2,755
			5,160
	France—2.1%
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	10,232	4,355
	Germany—2.5%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	138,275	2,445
	MTU Aero Engines AG (Aerospace & defense)	11,512	2,742
			5,187
	Ireland—2.0%
	Allegion plc (Building products)†	18,893	2,089
	Aptiv plc (Auto components)†	27,092	2,190
			4,279
	Netherlands—1.3%
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	86,568	2,826
	Sweden—4.1%
	Atlas Copco AB Class “A” (Machinery)	115,318	3,686
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	66,806	3,709
	Indutrade AB (Trading companies & distributors)	34,507	1,103
			8,498
	Switzerland—3.1%
*	Lonza Group AG (Life sciences tools & services)	9,431	3,182
	Partners Group Holding AG (Capital markets)	4,148	3,259
			6,441

	Emerging Asia—9.7%
	China—5.7%
*	Alibaba Group Holding, Ltd.—ADR (Internet & direct marketing retail)	28,272	4,791
	Huazhu Group, Ltd.—ADR (Hotels, restaurants & leisure)	36,291	1,315
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	120,000	1,650
	Tencent Holdings, Ltd. (Interactive Media & Services)	94,000	4,243
			11,999
	India—1.6%
	HDFC Bank, Ltd.—ADR (Banks)	26,241	3,412
	Taiwan—2.4%
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	126,833	4,968

See accompanying Notes to Financial Statements.

36	Semiannual Report	June 30, 2019

Global Leaders Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Asia—8.1%
	Australia—4.6%
	Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	96,919	$2,090
	CSL, Ltd. (Biotechnology)	28,899	4,362
	Macquarie Group, Ltd. (Capital markets)	35,714	3,144
			9,596
	Hong Kong—3.5%
	AIA Group, Ltd. (Insurance)	415,400	4,480
	Galaxy Entertainment Group, Ltd. (Hotels, restaurants & leisure)	415,000	2,797
			7,277

	Japan—6.5%
	Daikin Industries, Ltd. (Building products)	27,700	3,614
	Keyence Corporation (Electronic equipment, instruments & components)	5,700	3,496
	M3, Inc. (Health care technology)	9,300	170
	MISUMI Group, Inc. (Machinery)	34,400	862
	Nihon M&A Center, Inc. (Professional services)	74,900	1,795
	Nissan Chemical Corp. (Chemicals)	19,200	865
	SMC Corporation (Machinery)	3,500	1,304
	ZOZO Inc. (Internet & direct marketing retail)	82,300	1,541
			13,647

	United Kingdom—3.6%
	Burford Capital, Ltd. (Capital markets)	68,704	1,352
	Compass Group plc (Hotels, restaurants & leisure)	148,460	3,558
	Fevertree Drinks plc (Beverages)	33,351	982
	Victrex plc (Chemicals)	64,172	1,763
			7,655

	Emerging Latin America—0.7%
	Argentina—0.7%
*	Globant S.A. (Software)†	14,216	1,437
	Total Common Stocks—98.9% (cost $152,185)		207,081

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.500% dated 6/28/19, due 7/1/19, repurchase price $4,765, collateralized by U.S. Treasury Note, 1.500%, due 8/15/26	$4,765	$4,765
Total Repurchase Agreement—2.3% (cost $4,765)		4,765
Total Investments—101.2% (cost $156,950)		211,846
Liabilities, plus cash and other assets—(1.2)%		(2,560)
Net assets—100.0%		$209,286

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

† = U.S. listed foreign security

* = Non-income producing security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2019, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	18.5%
Consumer Discretionary	18.5%
Industrials	16.7%
Financials	16.5%
Health Care	14.3%
Communication Services	6.8%
Materials	2.4%
Consumer Staples	2.3%
Utilities	1.5%
Energy	1.4%
Real Estate	1.1%
Total	100.0%

At June 30, 2019, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	63.0%
Japanese Yen	6.6%
Hong Kong Dollar	6.4%
Euro	6.0%
Australian Dollar	4.6%
Swedish Krona	4.1%
British Pound Sterling	3.7%
Swiss Franc	3.1%
Danish Krone	2.5%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	37

International Leaders Fund

The International Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney

The William Blair International Leaders Fund (Class N shares) posted a 20.58% increase, net of fees, for the six months ended June 30, 2019. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), increased 13.33%.

Six-month outperformance versus the Index was primarily driven by positive stock selection across most sectors. The Financials, Materials and Industrials sectors were the most significant contributors to the Fund’s relative return. Within Financials, AIA Group, Ltd. helped relative returns as the company continued to generate strong double-digit VNB (value of new business) growth, a key financial metric. AIA is a leading provider of life insurance throughout Asia. The company continues to benefit from strong demand for its products due to its dominant brand position and competitive advantages in distribution and product innovation, coupled with rising affluence and insurance penetration within Asia. Furthermore, China announced plans to further open up its insurance markets to foreign competition, booting sentiment in the sector.

Sika AG, a construction materials company within the Materials sector, was an additional source of outperformance. Sika boasts a diversified set of value-added products that simplify construction projects, lower completion time, and enhance building efficiency and sustainability. Increasing urbanization along with a heightened focus on sustainability provides Sika with a favorable structural backdrop and a market more receptive to innovation. Competitive dynamics are currently positive as well, as Sika’s two main competitors, BASF SE and W.R. Grace & Co., are facing challenges, allowing Sika a unique opportunity to gain market share both organically and via M&A.

Within the Industrials sector, Airbus SE boosted relative performance. Product transitions to the next generation of aircrafts that have pressured earnings and cash flows at the company over the last several years have peaked, leaving the company in a favorable position where investment is moderating and profitability is poised to improve.

Partially offsetting these effects were underweight allocations to the Materials and Consumer Staples sectors, which outperformed the Index during the period, coupled with below average stock selection within the Communication Services sector. Within Communication Services, Rogers Communications, Inc. and Tencent Holdings, Ltd. detracted from relative performance. Rogers Communications, an industry leader with high quality customers and a favorable spectrum position in Canada, reported soft wireless subscription growth during the period, leading us to trim the position. Tencent, the Chinese online gaming and social network giant, reported weaker-than-expected advertising revenue growth during the period. While results were disappointing, the economic backdrop was difficult and the company still has very high demand for the limited advertising slots it is making available to its engaged social media user base. We believe Tencent can continue to manage advertising growth at a relatively high level while delivering relevant advertisements to users, supporting our investment thesis.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32 for additional information.

38	Semiannual Report	June 30, 2019

International Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2019
	Year to Date	1 Year	3 Year	5 Year	Since Inception
Class N(a)	20.58%	4.18%	11.77%	6.72%	9.14%
Class I(a)	20.66	4.44	12.07	6.98	9.41
MSCI ACW Ex-U.S. IMI (net)(a)	13.33	0.26	9.17	2.25	5.96
Class R6(b)	20.75	4.53	12.19	7.08	9.46
MSCI ACW Ex-U.S. IMI (net)(b)	13.33	0.26	9.17	2.25	5.56

(a)	Since inception is for the period from August 16, 2012 (Commencement of Operations) to June 30, 2019.
(b)	Since inception is for the period from November 2, 2012 (Commencement of Operations) to June 30, 2019.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2019	William Blair Funds	39

International Leaders Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—43.0%
	Denmark—4.2%
	Coloplast A/S Class “B” (Health care equipment & supplies)	83,860	$9,477
	DSV A/S (Road & rail)	44,293	4,349
	Orsted A/S (Electric utilities)	104,312	9,020
			22,846
	Finland—0.4%
	Neste Oyj (Oil, gas & consumable fuels)	73,231	2,485
	France—9.4%
	Airbus SE (Aerospace & defense)	94,486	13,395
	Capgemini SE (IT services)	82,713	10,285
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	34,286	14,593
	Safran S.A. (Aerospace & defense)	89,469	13,108
			51,381
	Germany—4.9%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	424,292	7,502
	Rational AG (Machinery)	8,791	6,053
	SAP SE (Software)	94,423	12,966
			26,521
	Ireland—1.8%
	Kingspan Group plc (Building products)	179,200	9,732
	Israel—1.6%
*	Check Point Software Technologies, Ltd. (Software)†	74,722	8,639
	Italy—0.6%
	Ferrari N.V. (Automobiles)	19,307	3,135
	Luxembourg—0.8%
	Tenaris S.A. (Energy equipment & services)	316,710	4,145
	Netherlands—4.9%
*	Adyen N.V. (IT services)	7,020	5,417
	Koninklijke Philips N.V. (Health care equipment & supplies)	266,090	11,554
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	296,306	9,673
			26,644
	Spain—3.7%
	ACS Actividades de Construccion y Servicios S.A. (Construction & engineering)	245,583	9,805
	Amadeus IT Group S.A. (IT services)	134,293	10,637
			20,442
	Sweden—3.3%
	Atlas Copco AB Class “A” (Machinery)	314,949	10,066
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	148,654	8,254
			18,320

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Switzerland—7.4%
*	Lonza Group AG (Life sciences tools & services)	37,003	$12,486
	Partners Group Holding AG (Capital markets)	11,797	9,269
	Sika AG (Chemicals)	47,290	8,070
*	Temenos AG (Software)	59,007	10,557
			40,382

	United Kingdom—13.6%
	Abcam plc (Biotechnology)	133,853	2,505
	Compass Group plc (Hotels, restaurants & leisure)	443,907	10,638
	Diageo plc (Beverages)	257,349	11,059
	Experian plc (Professional services)	384,132	11,630
*	Ferguson plc (Trading companies & distributors)	99,930	7,107
	London Stock Exchange Group plc (Capital markets)	115,112	8,020
	RELX plc (Professional services)	446,282	10,822
	Segro plc (Equity REIT)	853,098	7,911
	St James’s Place plc (Capital markets)	328,153	4,576
			74,268

	Emerging Asia—12.5%
	China—8.5%
*	Alibaba Group Holding, Ltd.—ADR (Internet & direct marketing retail)	87,315	14,795
	China Merchants Bank Co., Ltd. Class “H” (Banks)	2,246,500	11,201
	NetEase, Inc.-ADR (Entertainment)	31,153	7,968
	Tencent Holdings, Ltd. (Interactive Media & Services)	275,000	12,413
			46,377
	India—1.6%
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	277,223	8,813
	Taiwan—2.4%
	Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & semiconductor equipment)	1,692,000	13,020

	Asia—9.7%
	Australia—5.1%
	Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	274,593	5,922
	CSL, Ltd. (Biotechnology)	72,903	11,004
	Macquarie Group, Ltd. (Capital markets)	123,695	10,889
			27,815

See accompanying Notes to Financial Statements.

40	Semiannual Report	June 30, 2019

International Leaders Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Asia—(continued)
	Hong Kong—4.6%
	AIA Group, Ltd. (Insurance)	1,670,800	$18,020
	Galaxy Entertainment Group, Ltd. (Hotels, restaurants & leisure)	1,050,000	7,077
			25,097

	Canada—9.3%
	Brookfield Asset Management, Inc. Class “A” (Capital markets)†	240,836	11,507
	Canadian National Railway Co. (Road & rail)	151,816	14,051
	Dollarama, Inc. (Multiline retail)	183,201	6,445
	Rogers Communications, Inc. Class “B” (Wireless telecommunication services)	128,845	6,897
	The Toronto-Dominion Bank (Banks)	204,127	11,928
			50,828

	Japan—8.0%
	Daikin Industries, Ltd. (Building products)	60,700	$7,919
	Keyence Corporation (Electronic equipment, instruments & components)	22,200	13,617
	Nitori Holdings Co., Ltd. (Specialty retail)	50,600	6,702
	Shiseido Co., Ltd. (Personal products)	131,000	9,867
	SMC Corporation (Machinery)	15,700	5,849
			43,954

	Emerging Europe, Mid-East, Africa—0.8%
	South Africa—0.8%
	Bid Corporation, Ltd. (Food & staples retailing)	190,867	4,160
	Total Common Stocks—96.9% (cost $427,877)		529,004

	Rights
	Spain—0.1%
*	ACS Actividades de Construccion y Servicios S.A. (Construction & engineering)	242,788	381
	Total Rights—0.1% (cost $400)		381

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.500% dated 6/28/19, due 7/1/19, repurchase price $17,338, collateralized by U.S. Treasury Note, 1.500%, due 8/15/26	$17,337	$17,337
Total Repurchase Agreement—3.2% (cost $17,337)		17,337
Total Investments—100.2% (cost $445,614)		546,722
Liabilities, plus cash and other assets—(0.2)%		(1,102)
Net assets—100.0%		$545,620

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2019, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	23.4%
Information Technology	19.1%
Financials	17.8%
Consumer Discretionary	13.1%
Health Care	8.9%
Communication Services	5.2%
Consumer Staples	4.7%
Energy	3.1%
Utilities	1.7%
Materials	1.5%
Real Estate	1.5%
Total	100.0%

At June 30, 2019, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	27.4%
British Pound Sterling	14.0%
Hong Kong Dollar	9.2%
Japanese Yen	8.3%
U.S. Dollar	8.1%
Swiss Franc	7.6%
Canadian Dollar	7.4%
Australian Dollar	5.2%
Danish Krone	4.3%
Swedish Krona	3.5%
New Taiwan Dollar	2.5%
Indian Rupee	1.7%
All Other Currencies	0.8%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	41

International Developed Plus Fund (In Liquidation)

The International Developed Plus Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David Merjan John C. Murphy

The William Blair International Developed Plus Fund (Class N shares) posted a 21.02% increase, net of fees, for the six months ended June 30, 2019. By comparison, the Fund’s benchmark index, the MSCI World ex-U.S. Index (net) (the “Index”), increased 14.64%.

Six-month outperformance versus the Index was primarily driven by positive stock selection across most sectors. The Financials and Industrials sectors were the most notable contributors to the Fund’s relative return. Within the Financials sector, Partners Group Holding AG and AIA Group Ltd. enhanced relative performance. Switzerland-based asset manager Partners Group’s share price was supported by solid fiscal year 2018 results, including base management fees, EBITDA and dividend payouts that were above consensus estimates. Client demand remains strong for private market investments and Partners Group remains selective on asset purchases given structurally high valuations. AIA Group is a leading pan-Asian insurer. The company continues to benefit from strong demand for its products due to its dominant brand position and competitive advantages in distribution and product innovation, coupled with rising affluence and insurance penetration within Asia. Furthermore, China announced plans to further open up its insurance markets to foreign competition, booting sentiment in the sector.

France aircraft manufacturer Airbus SE led performance within the Industrials sector. Product transitions to the next generation of aircrafts that have pressured earnings and cash flows at the company over the last several years have peaked, leaving Airbus in a favorable position where investment is moderating and profitability is poised to improve.

Partially offsetting these effects were underweight allocations to Europe and Japan, which outperformed the Index during the period, coupled with below average stock selection within the Communication Services and Energy sectors. Within the Communications Services sector, Canadian telecom company Rogers Communications, Inc. detracted from performance, as the share price was hampered by weaker wireless subscriber growth. While still generally healthy, the wireless market outlook is more moderated in 2019 versus the prior two years where we saw solid subscriber growth and strong pricing trends. Returns from Rogers’ wireless segment in the first quarter of 2019, coupled with some market share loss, underscored this reality. We sold the position as a result. Within Energy, Canada-based oil and gas company Enerplus Corporation detracted from performance, due to weaker oil prices and mixed financial results. Enerplus’s overall production declined 9.5% sequentially as the company lowered operating activity following weaker oil pricing.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32 for additional information.

42	Semiannual Report	June 30, 2019

International Developed Plus Fund (In Liquidation)

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2019
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	21.02%	3.51%	8.15%	3.14%	7.17%
Class I	21.16	3.74	8.42	3.40	7.43
MSCI World Ex-U.S. Index (net)	14.64	1.29	9.01	2.04	6.75

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2019	William Blair Funds	43

International Developed Plus Fund (In Liquidation)

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe—58.2%
	Denmark—2.7%
	DSV A/S (Road & rail)	4,368	$429
	France—13.4%
	Airbus SE (Aerospace & defense)	4,725	670
	Capgemini SE (IT services)	3,862	480
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	1,198	510
	Safran S.A. (Aerospace & defense)	3,368	494
			2,154
	Germany—13.1%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	21,914	387
	MTU Aero Engines AG (Aerospace & defense)	3,483	830
*	QIAGEN N.V. (Life sciences tools & services)†	6,956	282
	SAP SE (Software)	4,355	598
			2,097
	Ireland—6.3%
	Accenture plc Class “A” (IT services)†	2,169	401
	Kerry Group plc Class “A” (Food products)	5,060	604
			1,005
	Netherlands—4.8%
*	Adyen N.V. (IT services)	210	162
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	18,420	601
			763
	Sweden—2.2%
	Atlas Copco AB Class “A” (Machinery)	11,303	361
	Switzerland—15.7%
*	Alcon, Inc. (Health care equipment & supplies)	6,197	383
	Novartis AG (Pharmaceuticals)	5,196	475
	Partners Group Holding AG (Capital markets)	1,057	830
	Straumann Holding AG (Health care equipment & supplies)	547	483
	Tecan Group AG (Life sciences tools & services)	1,322	343
			2,514

	United Kingdom—26.0%
	AstraZeneca plc (Pharmaceuticals)	8,275	677
	Compass Group plc (Hotels, restaurants & leisure)	44,198	1,059
	Diageo plc (Beverages)	24,747	1,063
	Halma plc (Electronic equipment, instruments & components)	18,303	470
	Legal & General Group plc (Insurance)	88,671	303
	Prudential plc (Insurance)	27,059	590
			4,162

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—15.0%
	Daikin Industries, Ltd. (Building products)	4,118	$537
	Hoya Corporation (Health care equipment & supplies)	5,800	444
	Keyence Corporation (Electronic equipment, instruments & components)	1,100	675
	Nihon M&A Center, Inc. (Professional services)	11,380	273
	Shiseido Co., Ltd. (Personal products)	6,300	474
			2,403

	Canada—14.2%
	Brookfield Asset Management, Inc. Class “A” (Capital markets)†	9,850	471
	Canadian National Railway Co. (Road & rail)†	10,565	977
	The Toronto-Dominion Bank (Banks)†	14,213	829
			2,277

	Asia—12.4%
	Australia—6.6%
	CSL, Ltd. (Biotechnology)	3,576	540
	Goodman Group (Equity REIT)	49,863	526
			1,066
	Hong Kong—5.8%
	AIA Group, Ltd. (Insurance)	85,586	923

	Emerging Asia—10.8%
	China—3.2%
*	Alibaba Group Holding, Ltd.—ADR (Internet & direct marketing retail)	3,063	519
	India—3.8%
	HDFC Bank, Ltd.-ADR (Banks)	4,636	603
	Taiwan—3.8%
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	15,423	604

	Emerging Latin America—2.0%
	Peru—2.0%
	Credicorp, Ltd. (Banks)†	1,405	322
	Total Common Stocks—138.6% (cost $18,183)		22,202

See accompanying Notes to Financial Statements.

44	Semiannual Report	June 30, 2019

International Developed Plus Fund (In Liquidation)

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.500% dated 6/28/19, due 7/1/19, repurchase price $2,046, collateralized by U.S. Treasury Note, 1.500%, due 8/15/26	$2,046	$2,046
Total Repurchase Agreement—12.8% (cost $2,046)		2,046
Total Investments—151.4% (cost $20,229)		24,248
Liabilities, plus cash and other assets—(51.4)%		(8,237)
Net assets—100.0%		$16,011

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2019, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	21.9%
Industrials	20.7%
Information Technology	17.0%
Health Care	16.3%
Consumer Staples	9.6%
Consumer Discretionary	9.4%
Energy	2.7%
Real Estate	2.4%
Total	100.0%

At June 30, 2019, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	24.0%
U.S. Dollar	22.6%
British Pound Sterling	18.8%
Swiss Franc	11.3%
Japanese Yen	10.8%
Australian Dollar	4.8%
Hong Kong Dollar	4.2%
Danish Krone	1.9%
Swedish Krona	1.6%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	45

Institutional International Developed Plus Fund (In Liquidation)

The Institutional International Developed Plus Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David Merjan John C. Murphy

The William Blair Institutional International Developed Plus Fund posted a 20.69% increase, net of fees, for the six months ended June 30, 2019. By comparison, the Fund’s benchmark index, the MSCI World ex-U.S. Index (net) (the “Index”), increased 14.64%.

Six-month outperformance versus the Index was primarily driven by positive stock selection across most sectors. The Financials and Industrials sectors were the most notable contributors to the Fund’s relative return. Within the Financials sector, Partners Group Holding AG and AIA Group Ltd. enhanced relative performance. Switzerland-based asset manager Partners Group’s share price was supported by solid fiscal year 2018 results, including base management fees, EBITDA and dividend payouts that were above consensus estimates. Client demand remains strong for private market investments and Partners Group remains selective on asset purchases given structurally high valuations. AIA Group is a leading pan-Asian insurer. The company continues to benefit from strong demand for its products due to its dominant brand position and competitive advantages in distribution and product innovation, coupled with rising affluence and insurance penetration within Asia. Furthermore, China announced plans to further open up its insurance markets to foreign competition, booting sentiment in the sector.

France aircraft manufacturer Airbus SE led performance within the Industrials sector. Product transitions to the next generation of aircrafts that have pressured earnings and cash flows at the company over the last several years have peaked, leaving Airbus in a favorable position where investment is moderating and profitability is poised to improve.

Partially offsetting these effects were underweight allocations to Europe and Japan, which outperformed the Index during the period, coupled with below average stock selection within the Communication Services and Energy sectors. Within the Communications Services sector, Canadian telecom company Rogers Communications, Inc. detracted from performance, as the share price was hampered by weaker wireless subscriber growth. While still generally healthy, the wireless market outlook is more moderated in 2019 versus the prior two years where we saw solid subscriber growth and strong pricing trends. Returns from Rogers’ wireless segment in the first quarter of 2019, coupled with some market share loss, underscored this reality. We sold the position as a result. Within Energy, Canada-based oil and gas company Enerplus Corporation detracted from performance, due to weaker oil prices and mixed financial results. Enerplus’s overall production declined 9.5% sequentially as the company lowered operating activity following weaker oil pricing.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32 for additional information.

46	Semiannual Report	June 30, 2019

Institutional International Developed Plus Fund (In Liquidation)

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2019

	Year to Date	1 Year	3 Year	5 Year	10 Year
Institutional International Developed Plus Fund	20.69%	3.43%	8.92%	3.74%	7.63%
MSCI World Ex-U.S. Index (net)	14.64	1.29	9.01	2.04	6.75

During the first quarter of 2018, the Fund received a litigation settlement that positively impacted the Fund’s performance. This was a one-time event that is not likely to be repeated. With the passage of time the impact of this settlement on the Fund’s performance is likely to diminish.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Shares of the Fund are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2019	William Blair Funds	47

Institutional International Developed Plus Fund (In Liquidation)

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe—38.4%
	Denmark—1.8%
	DSV A/S (Road & rail)	3,696	$363
	France—8.9%
	Airbus SE (Aerospace & defense)	3,998	567
	Capgemini SE (IT services)	3,268	406
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	1,014	432
	Safran S.A. (Aerospace & defense)	2,850	417
			1,822
	Germany—8.6%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	18,542	328
	MTU Aero Engines AG (Aerospace & defense)	2,947	702
*	QIAGEN N.V. (Life sciences tools & services)†	5,886	239
	SAP SE (Software)	3,685	506
			1,775
	Ireland—4.1%
	Accenture plc Class “A” (IT services)†	1,835	339
	Kerry Group plc Class “A” (Food products)	4,281	511
			850
	Netherlands—3.1%
*	Adyen N.V. (IT services)	178	137
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	15,586	509
			646
	Sweden—1.5%
	Atlas Copco AB Class “A” (Machinery)	9,564	306
	Switzerland—10.4%
*	Alcon, Inc. (Health care equipment & supplies)	5,243	324
	Novartis AG (Pharmaceuticals)	4,397	402
	Partners Group Holding AG (Capital markets)	894	702
	Straumann Holding AG (Health care equipment & supplies)	463	409
	Tecan Group AG (Life sciences tools & services)	1,119	290
			2,127

	United Kingdom—17.2%
	AstraZeneca plc (Pharmaceuticals)	7,002	572
	Compass Group plc (Hotels, restaurants & leisure)	37,397	896
	Diageo plc (Beverages)	20,939	900
	Halma plc (Electronic equipment, instruments & components)	15,487	397
	Legal & General Group plc (Insurance)	75,028	257
	Prudential plc (Insurance)	22,895	499
			3,521

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—9.7%
	Daikin Industries, Ltd. (Building products)	3,406	$445
	Hoya Corporation (Health care equipment & supplies)	4,900	375
	Keyence Corporation (Electronic equipment, instruments & components)	900	552
	Nihon M&A Center, Inc. (Professional services)	9,600	230
	Shiseido Co., Ltd. (Personal products)	5,300	399
			2,001

	Canada—9.4%
	Brookfield Asset Management, Inc. Class “A” (Capital markets)†	8,334	398
	Canadian National Railway Co. (Road & rail)†	8,939	827
	The Toronto-Dominion Bank (Banks)†	12,026	702
			1,927

	Asia—8.2%
	Australia—4.4%
	CSL, Ltd. (Biotechnology)	3,026	457
	Goodman Group (Equity REIT)	42,190	445
			902
	Hong Kong—3.8%
	AIA Group, Ltd. (Insurance)	72,471	782

	Emerging Asia—7.1%
	China—2.1%
*	Alibaba Group Holding, Ltd.-ADR (Internet & direct marketing retail)	2,592	439
	India—2.5%
	HDFC Bank, Ltd.-ADR (Banks)	3,923	510
	Taiwan—2.5%
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	13,050	511

	Emerging Latin America—1.3%
	Peru—1.3%
	Credicorp, Ltd. (Banks)†	1,189	271
	Total Common Stocks—91.3% (cost $14,801)		18,753

See accompanying Notes to Financial Statements.

48	Semiannual Report	June 30, 2019

Institutional International Developed Plus Fund (In Liquidation)

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.500% dated 6/28/19, due 7/1/19, repurchase price $1,760, collateralized by U.S. Treasury Note, 1.500%, due 8/15/26	$1,760	$1,760
Total Repurchase Agreement—8.6% (cost $1,760)		1,760
Total Investments—99.9% (cost $16,561)		20,513
Cash and other assets, less liabilities—0.1%		16
Net assets—100.0%		$20,529

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2019, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	22.0%
Industrials	20.5%
Information Technology	16.9%
Health Care	16.4%
Consumer Staples	9.7%
Consumer Discretionary	9.4%
Energy	2.7%
Real Estate	2.4%
Total	100.0%

At June 30, 2019, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	24.1%
U.S. Dollar	22.6%
British Pound Sterling	18.8%
Swiss Franc	11.3%
Japanese Yen	10.7%
Australian Dollar	4.8%
Hong Kong Dollar	4.2%
Danish Krone	1.9%
Swedish Krona	1.6%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	49

International Growth Fund

The International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney	The William Blair International Growth Fund (Class N shares) posted a 19.27% increase, net of fees, for the six months ended June 30, 2019. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), increased 13.33%.

Six-month outperformance versus the Index was primarily driven by positive stock selection across most sectors. The Financials, Industrials and Consumer Discretionary sectors were the most notable contributors to relative return. Within Financials, Ping An Insurance Group Co. of China, Ltd., an integrated financial services platform comprising insurance, banking and asset management businesses propelled relative results, as the company posted strong operating results in the first quarter.

Within Industrials, Airbus SE was an additional source of outperformance. Product transitions to the next generation of aircrafts that have pressured earnings and cash flows at the company over the last several years have peaked, leaving the company in a favorable position where investment is moderating and profitability is poised to improve.

Within the Consumer Discretionary sector, Li Ning Co., Ltd. enhanced the Fund’s relative performance. Li Ning sells footwear, apparel, equipment, and accessories for professional and leisure purposes, primarily under the LI-NING brand. The company is in the fourth year of a major turnaround with growth from here most likely to be driven by margin expansion. Overall, the consumer spending environment is supportive and Li Ning is making significant strides in strengthening its execution capabilities in e-commerce and new product development (kids’ and women’s).

Partially offsetting these positive effects were underweight allocations to the Emerging Asia region and the Financials sector, coupled with below average stock selection within the Communication Services sector. Within the Communication Services sector, Rogers Communications, Inc., an industry leader with high quality customers and a favorable spectrum position in Canada, reported soft wireless subscription growth, leading us to trim the position.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32 for additional information.

50	Semiannual Report	June 30, 2019

International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2019
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	19.27%	(0.43)%	8.44%	2.84%	8.04%	—
Class I	19.44	(0.10)	8.78	3.14	8.36	—
Class R6	—	—	—	—	—	2.10%
MSCI ACW Ex-U.S. IMI (net)	13.33	0.26	9.17	2.25	6.78	(0.01)

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2019.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2019	William Blair Funds	51

International Growth Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—42.6%
	Belgium—0.1%
	Melexis N.V. (Semiconductors & semiconductor equipment)	39,947	$2,703
	Warehouses De Pauw CVA (Equity REIT)	2,558	430
			3,133
	Denmark—3.7%
	Ambu A/S Class “B” (Health care equipment & supplies)	46,975	761
	Chr Hansen Holding A/S (Chemicals)	98,960	9,293
	Coloplast A/S Class “B” (Health care equipment & supplies)	124,759	14,099
	DSV A/S (Road & rail)	205,404	20,171
*	Genmab A/S (Biotechnology)	61,795	11,363
	Orsted A/S (Electric utilities)	196,973	17,032
	Royal Unibrew A/S (Beverages)	57,254	4,178
	Tryg A/S (Insurance)	108,622	3,531
			80,428
	Finland—0.8%
	Neste Oyj (Oil, gas & consumable fuels)	519,865	17,640
	France—11.2%
	Airbus SE (Aerospace & defense)	246,257	34,913
	Alten S.A. (IT services)	26,134	3,132
	Capgemini SE (IT services)	183,676	22,839
	Dassault Systemes SE (Software)	113,831	18,160
	Hermes International (Textiles, apparel & luxury goods)	11,894	8,577
	Ipsen S.A. (Pharmaceuticals)	36,122	4,929
	Kering S.A. (Textiles, apparel & luxury goods)	35,507	20,999
	L’Oreal S.A. (Personal products)	94,196	26,831
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	73,279	31,189
	Nexity S.A. (Real estate management & development)	36,865	1,593
	Orpea (Health care providers & services)	51,501	6,213
	Rubis SCA (Gas utilities)	68,282	3,845
	Safran S.A. (Aerospace & defense)	189,236	27,726
	Teleperformance (Professional services)	50,870	10,192
	Thales S.A. (Aerospace & defense)	140,292	17,333
*	Worldline S.A. (IT services)	54,564	3,971
			242,442
	Germany—5.0%
	Carl Zeiss Meditec AG (Health care equipment & supplies)	54,902	5,416
	GRENKE AG (Diversified financial services)	25,680	2,756
	KION Group AG (Machinery)	59,381	3,743
	MTU Aero Engines AG (Aerospace & defense)	94,098	22,416
	Puma SE (Textiles, apparel & luxury goods)	99,622	6,644
*	QIAGEN N.V. (Life sciences tools & services)†	303,792	12,319
	SAP SE (Software)	233,970	32,128

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Germany—(continued)
	Vonovia SE (Real estate management & development)	466,407	$22,275
	Washtec AG (Machinery)	16,765	1,140
			108,837
	Ireland—1.8%
*	ICON plc (Life sciences tools & services)†	82,595	12,717
	Kerry Group plc Class “A” (Food products)	110,087	13,144
	Kingspan Group plc (Building products)	222,160	12,065
			37,926
	Israel—1.2%
*	Check Point Software Technologies, Ltd. (Software)†	135,746	15,693
*	CyberArk Software, Ltd. (Software)†	25,185	3,220
*	Wix.com, Ltd. (IT services)†	47,924	6,810
			25,723
	Italy—1.9%
	Amplifon SpA (Health care providers & services)	103,777	2,426
	Banca Generali SpA (Capital markets)	165,635	4,769
	Enel SpA (Electric utilities)	1,555,640	10,861
	Ferrari N.V. (Automobiles)	70,945	11,520
	Interpump Group SpA (Machinery)	116,415	3,582
	Moncler SpA (Textiles, apparel & luxury goods)	99,363	4,248
	Technogym SpA (Leisure products)	273,518	3,045
			40,451
	Luxembourg—0.3%
	Tenaris S.A. (Energy equipment & services)	440,726	5,768
	Netherlands—5.0%
*	Adyen N.V. (IT services)	11,091	8,558
	ASML Holding N.V. (Semiconductors & semiconductor equipment)	123,850	25,876
	Euronext N.V. (Capital markets)	57,967	4,387
	Koninklijke Philips N.V. (Health care equipment & supplies)	500,214	21,720
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	853,155	27,852
	Wolters Kluwer N.V. (Professional services)	275,864	20,082
			108,475
	Spain—1.9%
	ACS Actividades de Construccion y Servicios S.A. (Construction & engineering)	302,333	12,070
	Amadeus IT Group S.A. (IT services)	354,576	28,086
			40,156

See accompanying Notes to Financial Statements.

52	Semiannual Report	June 30, 2019

International Growth Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Sweden—2.9%
	Atlas Copco AB Class “A” (Machinery)	551,774	$17,636
	Evolution Gaming Group AB (Hotels, restaurants & leisure)	231,325	4,579
	Fabege AB (Real estate management & development)	297,615	4,479
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	278,568	15,467
	Indutrade AB (Trading companies & distributors)	137,385	4,391
	Lifco AB Class “B” (Industrial conglomerates)	37,904	2,100
	Nibe Industrier AB Class “B” (Building products)	252,727	3,700
	Nolato AB Class “B” (Industrial conglomerates)	50,999	3,111
*	Swedish Orphan Biovitrum AB (Biotechnology)	247,417	4,765
	Vitrolife AB (Biotechnology)	133,508	2,602
			62,830
	Switzerland—6.8%
*	Alcon, Inc. (Health care equipment & supplies)	167,198	10,325
	Belimo Holding AG (Building products)	465	2,858
	Logitech International S.A. (Technology hardware, storage & peripherals)	174,816	6,986
*	Lonza Group AG (Life sciences tools & services)	98,423	33,211
	Novartis AG (Pharmaceuticals)	372,053	33,996
	Partners Group Holding AG (Capital markets)	22,915	18,004
	Sika AG (Chemicals)	116,523	19,886
	Tecan Group AG (Life sciences tools & services)	9,705	2,517
*	Temenos AG (Software)	89,664	16,042
*	VAT Group AG (Machinery)	34,569	4,258
			148,083

	Emerging Asia—15.1%
	China—9.9%
*	Alibaba Group Holding, Ltd.-ADR (Internet & direct marketing retail)	240,264	40,713
	Centre Testing International Group Co., Ltd. Class “A” (Professional services)	2,955,900	4,648
*	China Mengniu Dairy Co., Ltd. (Food products)	1,893,000	7,331
	China Merchants Bank Co., Ltd. Class “H” (Banks)	4,843,500	24,150
	Country Garden Services Holdings Co., Ltd. (Commercial services & supplies)	1,696,000	3,921
	Huazhu Group, Ltd.-ADR (Hotels, restaurants & leisure)	111,760	4,051
	Kweichow Moutai Co., Ltd. Class “A” (Beverages)	95,953	13,747

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	3,854,000	$9,088
	NetEase, Inc.—ADR (Entertainment)	58,994	15,089
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	2,651,500	31,838
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	600,000	8,249
	Tencent Holdings, Ltd. (Interactive Media & Services)	988,200	44,605
*	Tencent Music Entertainment Group-ADR (Entertainment)	215,616	3,232
	Vitasoy International Holdings, Ltd. (Food products)	610,000	2,932
			213,594
	India—1.7%
	HDFC Bank, Ltd. (Banks)	314,520	11,122
	Hexaware Technologies, Ltd. (IT services)	545,847	2,983
	Hindustan Unilever, Ltd. (Household products)	278,220	7,210
	Maruti Suzuki India, Ltd. (Automobiles)	67,132	6,360
	Pidilite Industries, Ltd. (Chemicals)	208,010	3,664
	Titan Co., Ltd. (Textiles, apparel & luxury goods)	296,246	5,714
			37,053
	Indonesia—1.1%
	PT Astra International Tbk (Automobiles)	1,427,300	753
	PT Bank Central Asia Tbk (Banks)	11,466,200	24,328
			25,081
	South Korea—0.4%
	Samsung SDI Co., Ltd. (Electronic equipment, instruments & components)	39,355	8,061
	Taiwan—1.5%
	Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	268,000	3,434
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	737,405	28,884
			32,318
	Thailand—0.5%
	Airports of Thailand PCL (Transportation infrastructure)	1,861,200	4,461
	Bangkok Dusit Medical Services PCL Class “F” (Health care providers & services)	4,394,500	3,725
	Tisco Financial Group PCL (Banks)	1,100,700	3,356
			11,542

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	53

International Growth Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

United Kingdom—14.6%
3i Group plc (Capital markets)	701,412	$9,919
Abcam plc (Biotechnology)	178,637	3,344
Avast plc (Software)	764,391	2,912
AVEVA Group plc (Software)	137,305	7,048
Beazley plc (Insurance)	708,765	4,964
Big Yellow Group plc (Equity REIT)	345,477	4,341
Burford Capital, Ltd. (Capital markets)	212,987	4,192
Close Brothers Group plc (Capital markets)	139,034	2,497
Compass Group plc (Hotels, restaurants & leisure)	1,460,072	34,989
Croda International plc (Chemicals)	142,909	9,292
Diageo plc (Beverages)	719,497	30,920
Experian plc (Professional services)	1,028,981	31,153
Fevertree Drinks plc (Beverages)	127,370	3,749
Greggs plc (Hotels, restaurants & leisure)	317,667	9,271
Halma plc (Electronic equipment, instruments & components)	473,211	12,139
Hiscox, Ltd. (Insurance)	429,058	9,219
Intermediate Capital Group plc (Capital markets)	398,888	6,996
Intertek Group plc (Professional services)	93,911	6,562
London Stock Exchange Group plc (Capital markets)	233,267	16,252
Melrose Industries plc (Electrical equipment)	3,608,177	8,287
RELX plc (Professional services)	1,017,608	24,677
Renishaw plc (Electronic equipment, instruments & components)	60,428	3,268
Rentokil Initial plc (Commercial services & supplies)	2,263,393	11,426
Rotork plc (Machinery)	1,273,319	5,120
Segro plc (Equity REIT)	1,374,124	12,742
Softcat plc (IT services)	212,857	2,626
Spirax-Sarco Engineering plc (Machinery)	83,503	9,740
SSP Group plc (Hotels, restaurants & leisure)	506,182	4,410
St James’s Place plc (Capital markets)	723,232	10,085
The Weir Group plc (Machinery)	256,452	5,037
Victrex plc (Chemicals)	190,582	5,237
WH Smith plc (Specialty retail)	185,552	4,642
		317,056

Japan—10.6%
Asahi Intecc Co., Ltd. (Health care equipment & supplies)	368,400	9,069
Daikin Industries, Ltd. (Building products)	129,500	16,894
Digital Arts, Inc. (Software)	23,200	2,044
GMO Payment Gateway, Inc. (IT services)	64,900	4,461
Harmonic Drive Systems, Inc. (Machinery)	107,600	4,147
Hoya Corporation (Health care equipment & supplies)	301,600	23,090
Keyence Corporation (Electronic equipment, instruments & components)	55,100	33,796
M3, Inc. (Health care technology)	276,100	5,042
MISUMI Group, Inc. (Machinery)	276,000	6,917
MonotaRO Co., Ltd. (Trading companies & distributors)	174,000	4,238

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Nichias Corporation (Building products)	105,700	$1,899
	Nihon M&A Center, Inc. (Professional services)	206,500	4,949
	Nitori Holdings Co., Ltd. (Specialty retail)	43,400	5,748
	Nomura Research Institute, Ltd. (IT services)	379,500	6,079
	Sankyu, Inc. (Road & rail)	76,520	4,017
	Shimadzu Corporation (Electronic equipment, instruments & components)	217,000	5,318
	Shiseido Co., Ltd. (Personal products)	294,600	22,190
	SMC Corporation (Machinery)	38,700	14,419
	TechnoPro Holdings, Inc. (Professional services)	142,400	7,555
	Terumo Corporation (Health care equipment & supplies)	675,300	20,106
	TIS, Inc. (IT services)	152,600	7,770
	Yakult Honsha Co., Ltd. (Food products)	164,700	9,700
	Zenkoku Hosho Co., Ltd. (Diversified financial services)	94,700	3,632
	ZOZO Inc. (Internet & direct marketing retail)	282,800	5,296
			228,376

	Canada—6.7%
	Alimentation Couche-Tard, Inc. Class “B” (Food & staples retailing)	334,757	21,066
	Brookfield Asset Management, Inc. Class “A” (Capital markets)†	553,360	26,440
	Canadian National Railway Co. (Road & rail)	279,058	25,827
	Canadian Pacific Railway, Ltd. (Road & rail)†	77,407	18,209
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	49,272	8,879
	Rogers Communications, Inc. Class “B” (Wireless telecommunication services)	406,313	21,750
	The Bank of NT Butterfield & Son, Ltd. (Banks)†	39,637	1,346
	The Toronto-Dominion Bank (Banks)	355,058	20,747
			144,264

	Asia—5.3%
	Australia—2.6%
	Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	423,329	9,130
	CSL, Ltd. (Biotechnology)	138,657	20,929
	Goodman Group (Equity REIT)	863,748	9,114
	Macquarie Group, Ltd. (Capital markets)	200,714	17,669
			56,842
	Hong Kong—2.5%
	AIA Group, Ltd. (Insurance)	3,956,800	42,674
	Galaxy Entertainment Group, Ltd. (Hotels, restaurants & leisure)	1,666,000	11,229
			53,903

See accompanying Notes to Financial Statements.

54	Semiannual Report	June 30, 2019

International Growth Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Asia—(continued)
	New Zealand—0.2%
	Auckland International Airport, Ltd. (Transportation infrastructure)	515,984	$3,414

	Emerging Latin America—2.1%
	Argentina—0.2%
*	Globant S.A. (Software)†	41,334	4,177
	Brazil—1.0%
	B3 S.A.-Brasil Bolsa Balcao (Capital markets)	910,100	8,878
	Localiza Rent a Car S.A. (Road & rail)	444,400	4,743
	Lojas Renner S.A. (Multiline retail)	365,100	4,484
	Magazine Luiza S.A. (Multiline retail)	78,900	4,338
			22,443
	Mexico—0.2%
	Grupo Aeroportuario del Sureste S.A.B. de C.V.-ADR (Transportation infrastructure)	25,206	4,086
	Peru—0.7%
	Credicorp, Ltd. (Banks)†	62,032	14,200

	Emerging Europe, Mid-East, Africa—1.3%
	Russia—0.4%
*	Yandex N.V. Class “A” (Interactive Media & Services)†	241,715	9,185
	South Africa—0.7%
	Bid Corporation, Ltd. (Food & staples retailing)	160,187	3,491
	Bidvest Group, Ltd. (Industrial conglomerates)	160,187	2,154
	Mr. Price Group, Ltd. (Specialty retail)	215,102	3,032
	RMB Holdings, Ltd. (Diversified financial services)	1,002,657	6,008
			14,685
	United Arab Emirates—0.2%
	First Abu Dhabi Bank PJSC (Banks)	1,266,854	5,125
	Total Common Stocks—98.3% (cost $1,736,828)		2,127,297

	Rights
	Spain—0.0%
*	ACS Actividades de Construccion y Servicios S.A. (Construction & engineering)	305,556	479
	Total Rights—0.0% (cost $504)		479

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.500% dated 6/28/19, due 7/1/19, repurchase price $10,767, collateralized by U.S. Treasury Note, 1.500%, due 8/15/26	$10,766	$10,766
Total Repurchase Agreement—0.5% (cost $10,766)		10,766
Total Investments—98.8% (cost $1,748,098)		2,138,542
Cash and other assets, less liabilities—1.2%		26,374
Net assets—100.0%		$2,164,916

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2019, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	21.9%
Information Technology	16.0%
Financials	15.9%
Consumer Discretionary	12.9%
Health Care	12.4%
Consumer Staples	7.8%
Communication Services	4.4%
Real Estate	2.6%
Energy	2.4%
Materials	2.2%
Utilities	1.5%
Total	100.0%

At June 30, 2019, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	27.3%
British Pound Sterling	14.9%
U.S. Dollar	10.8%
Japanese Yen	10.7%
Hong Kong Dollar	8.7%
Swiss Franc	7.0%
Canadian Dollar	4.2%
Danish Krone	3.8%
Swedish Krona	2.9%
Australian Dollar	2.7%
Indian Rupee	1.7%
Indonesian Rupiah	1.2%
Brazilian Real	1.1%
All Other Currencies	3.0%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	55

Institutional International Growth Fund

The Institutional International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney

The William Blair Institutional International Growth Fund posted a 19.40% increase, net of fees, for the six months ended June 30, 2019. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), increased 13.33%.

Six-month outperformance versus the Index was primarily driven by positive stock selection across most sectors. The Financials, Industrials and Consumer Discretionary sectors were the most notable contributors to relative return. Within Financials, Ping An Insurance Group Co. of China, Ltd., an integrated financial services platform comprising insurance, banking and asset management businesses propelled relative results, as the company posted strong operating results in the first quarter.

Within Industrials, Airbus SE was an additional source of outperformance. Product transitions to the next generation of aircrafts that have pressured earnings and cash flows at the company over the last several years have peaked, leaving the company in a favorable position where investment is moderating and profitability is poised to improve.

Within the Consumer Discretionary sector, Li Ning Co., Ltd. enhanced the Fund’s relative performance. Li Ning sells footwear, apparel, equipment, and accessories for professional and leisure purposes, primarily under the LI-NING brand. The company is in the fourth year of a major turnaround with growth from here most likely to be driven by margin expansion. Overall, the consumer spending environment is supportive and Li Ning is making significant strides in strengthening its execution capabilities in e-commerce and new product development (kids’ and women’s).

Partially offsetting these positive effects were underweight allocations to the Emerging Asia region and the Financials sector, coupled with below average stock selection within the Communication Services sector. Within the Communication Services sector, Rogers Communications, Inc., an industry leader with high quality customers and a favorable spectrum position in Canada, reported soft wireless subscription growth, leading us to trim the position.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32 for additional information.

56	Semiannual Report	June 30, 2019

Institutional International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2019
	Year to Date	1 Year	3 Year	5 Year	10 Year
Institutional International Growth Fund	19.40%	0.11%	8.90%	3.28%	8.53%
MSCI ACW Ex-U.S. IMI (net)	13.33	0.26	9.17	2.25	6.78

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Shares of the Fund are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2019	William Blair Funds	57

Institutional International Growth Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—42.8%
	Belgium—0.1%
	Melexis N.V. (Semiconductors & semiconductor equipment)	33,329	$2,255
	Warehouses De Pauw CVA (Equity REIT)	2,115	356
			2,611
	Denmark—3.7%
	Ambu A/S Class “B” (Health care equipment & supplies)	38,780	628
	Chr Hansen Holding A/S (Chemicals)	82,566	7,753
	Coloplast A/S Class “B” (Health care equipment & supplies)	104,090	11,763
	DSV A/S (Road & rail)	171,375	16,829
*	Genmab A/S (Biotechnology)	51,558	9,481
	Orsted A/S (Electric utilities)	164,342	14,211
	Royal Unibrew A/S (Beverages)	47,769	3,486
	Tryg A/S (Insurance)	90,628	2,946
			67,097
	Finland—0.8%
	Neste Oyj (Oil, gas & consumable fuels)	433,741	14,717
	France—11.3%
	Airbus SE (Aerospace & defense)	205,460	29,129
	Alten S.A. (IT services)	21,600	2,589
	Capgemini SE (IT services)	153,247	19,055
	Dassault Systemes SE (Software)	94,973	15,151
	Hermes International (Textiles, apparel & luxury goods)	9,924	7,157
	Ipsen S.A. (Pharmaceuticals)	30,137	4,112
	Kering S.A. (Textiles, apparel & luxury goods)	29,625	17,520
	L’Oreal S.A. (Personal products)	78,590	22,386
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	61,139	26,022
	Nexity S.A. (Real estate management & development)	30,434	1,315
	Orpea (Health care providers & services)	42,968	5,184
	Rubis SCA (Gas utilities)	56,971	3,208
	Safran S.A. (Aerospace & defense)	157,886	23,133
	Teleperformance (Professional services)	42,443	8,504
	Thales S.A. (Aerospace & defense)	117,051	14,461
*	Worldline S.A. (IT services)	45,525	3,313
			202,239
	Germany—5.0%
	Carl Zeiss Meditec AG (Health care equipment & supplies)	45,806	4,519
	GRENKE AG (Diversified financial services)	21,225	2,278
	KION Group AG (Machinery)	49,543	3,123
	MTU Aero Engines AG (Aerospace & defense)	78,510	18,703
	Puma SE (Textiles, apparel & luxury goods)	83,120	5,543
*	QIAGEN N.V. (Life sciences tools & services)†	253,463	10,278
	SAP SE (Software)	195,209	26,806

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Germany—(continued)
	Vonovia SE (Real estate management & development)	389,254	$18,590
	Washtec AG (Machinery)	13,840	941
			90,781
	Ireland—1.8%
*	ICON plc (Life sciences tools & services)†	68,912	10,611
	Kerry Group plc Class “A” (Food products)	91,849	10,966
	Kingspan Group plc (Building products)	185,355	10,066
			31,643
	Israel—1.2%
*	Check Point Software Technologies, Ltd. (Software)†	113,258	13,094
*	CyberArk Software, Ltd. (Software)†	21,012	2,686
*	Wix.com, Ltd. (IT services)†	39,984	5,682
			21,462
	Italy—1.9%
	Amplifon SpA (Health care providers & services)	85,811	2,006
	Banca Generali SpA (Capital markets)	138,195	3,979
	Enel SpA (Electric utilities)	1,297,924	9,062
	Ferrari N.V. (Automobiles)	59,192	9,612
	Interpump Group SpA (Machinery)	95,306	2,933
	Moncler SpA (Textiles, apparel & luxury goods)	82,902	3,544
	Technogym SpA (Leisure products)	228,206	2,540
			33,676
	Luxembourg—0.3%
	Tenaris S.A. (Energy equipment & services)	367,714	4,812
	Netherlands—5.0%
*	Adyen N.V. (IT services)	9,255	7,142
	ASML Holding N.V. (Semiconductors & semiconductor equipment)	103,333	21,590
	Euronext N.V. (Capital markets)	48,170	3,645
	Koninklijke Philips N.V. (Health care equipment & supplies)	417,347	18,121
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	711,818	23,238
	Wolters Kluwer N.V. (Professional services)	230,163	16,755
			90,491
	Spain—1.9%
	ACS Actividades de Construccion y Servicios S.A. (Construction & engineering)	252,247	10,071
	Amadeus IT Group S.A. (IT services)	295,836	23,433
			33,504
	Sweden—2.9%
	Atlas Copco AB Class “A” (Machinery)	460,364	14,714
	Evolution Gaming Group AB (Hotels, restaurants & leisure)	192,227	3,805

See accompanying Notes to Financial Statements.

58	Semiannual Report	June 30, 2019

Institutional International Growth Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Sweden—(continued)
	Fabege AB (Real estate management & development)	248,311	$3,737
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	232,419	12,904
	Indutrade AB (Trading companies & distributors)	114,165	3,649
	Lifco AB Class “B” (Industrial conglomerates)	31,329	1,736
	Nibe Industrier AB Class “B” (Building products)	210,859	3,087
	Nolato AB Class “B” (Industrial conglomerates)	42,132	2,570
*	Swedish Orphan Biovitrum AB (Biotechnology)	206,429	3,976
	Vitrolife AB (Biotechnology)	111,391	2,171
			52,349
	Switzerland—6.9%
*	Alcon, Inc. (Health care equipment & supplies)	139,500	8,614
	Belimo Holding AG (Building products)	388	2,385
	Logitech International S.A. (Technology hardware, storage & peripherals)	145,856	5,828
*	Lonza Group AG (Life sciences tools & services)	82,118	27,709
	Novartis AG (Pharmaceuticals)	310,417	28,364
	Partners Group Holding AG (Capital markets)	19,118	15,021
	Sika AG (Chemicals)	97,219	16,592
	Tecan Group AG (Life sciences tools & services)	8,021	2,080
*	Temenos AG (Software)	74,809	13,384
*	VAT Group AG (Machinery)	28,842	3,553
			123,530

	Emerging Asia—15.2%
	China—9.9%
*	Alibaba Group Holding, Ltd.—ADR (Internet & direct marketing retail)	200,460	33,968
	Centre Testing International Group Co., Ltd. Class “A” (Professional services)	2,457,000	3,863
*	China Mengniu Dairy Co., Ltd. (Food products)	1,580,000	6,118
	China Merchants Bank Co., Ltd. Class “H” (Banks)	4,041,500	20,151
	Country Garden Services Holdings Co., Ltd. (Commercial services & supplies)	1,414,000	3,269
	Huazhu Group, Ltd.—ADR (Hotels, restaurants & leisure)	92,386	3,349
	Kweichow Moutai Co., Ltd. Class “A” (Beverages)	80,017	11,464
	Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	3,215,500	7,582
	NetEase, Inc.—ADR (Entertainment)	49,221	12,589
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	2,212,000	26,561

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	500,900	$6,887
	Tencent Holdings, Ltd. (Interactive Media & Services)	824,500	37,216
*	Tencent Music Entertainment Group-ADR (Entertainment)	179,896	2,697
	Vitasoy International Holdings, Ltd. (Food products)	508,000	2,442
			178,156
	India—1.7%
	HDFC Bank, Ltd. (Banks)	262,415	9,280
	Hexaware Technologies, Ltd. (IT services)	455,419	2,489
	Hindustan Unilever, Ltd. (Household products)	232,129	6,016
	Maruti Suzuki India, Ltd. (Automobiles)	56,010	5,306
	Pidilite Industries, Ltd. (Chemicals)	173,551	3,057
	Titan Co., Ltd. (Textiles, apparel & luxury goods)	247,168	4,767
			30,915
	Indonesia—1.2%
	PT Astra International Tbk (Automobiles)	1,178,268	621
	PT Bank Central Asia Tbk (Banks)	9,566,606	20,298
			20,919
	South Korea—0.4%
	Samsung SDI Co., Ltd. (Electronic equipment, instruments & components)	32,835	6,725
	Taiwan—1.5%
	Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	223,000	2,858
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	615,244	24,099
			26,957
	Thailand—0.5%
	Airports of Thailand PCL (Transportation infrastructure)	1,552,900	3,722
	Bangkok Dusit Medical Services PCL Class “F” (Health care providers & services)	3,666,500	3,108
	Tisco Financial Group PCL (Banks)	909,800	2,774
			9,604

	United Kingdom—14.7%
	3i Group plc (Capital markets)	585,213	8,275
	Abcam plc (Biotechnology)	149,042	2,790
	Avast plc (Software)	637,758	2,430
	AVEVA Group plc (Software)	114,558	5,880
	Beazley plc (Insurance)	591,348	4,142
	Big Yellow Group plc (Equity REIT)	288,244	3,622
	Burford Capital, Ltd. (Capital markets)	177,605	3,496
	Close Brothers Group plc (Capital markets)	116,002	2,083
	Compass Group plc (Hotels, restaurants & leisure)	1,218,190	29,193

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	59

Institutional International Growth Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

United Kingdom—(continued)
Croda International plc (Chemicals)	119,234	$7,753
Diageo plc (Beverages)	600,301	25,798
Experian plc (Professional services)	858,514	25,992
Fevertree Drinks plc (Beverages)	106,269	3,128
Greggs plc (Hotels, restaurants & leisure)	265,041	7,735
Halma plc (Electronic equipment, instruments & components)	394,816	10,128
Hiscox, Ltd. (Insurance)	357,978	7,692
Intermediate Capital Group plc (Capital markets)	332,807	5,837
Intertek Group plc (Professional services)	78,353	5,475
London Stock Exchange Group plc (Capital markets)	194,623	13,559
Melrose Industries plc (Electrical equipment)	3,010,429	6,914
RELX plc (Professional services)	849,026	20,589
Renishaw plc (Electronic equipment, instruments & components)	50,417	2,726
Rentokil Initial plc (Commercial services & supplies)	1,888,429	9,533
Rotork plc (Machinery)	1,062,376	4,271
Segro plc (Equity REIT)	1,146,480	10,632
Softcat plc (IT services)	176,016	2,172
Spirax-Sarco Engineering plc (Machinery)	69,670	8,127
SSP Group plc (Hotels, restaurants & leisure)	422,324	3,679
St James’s Place plc (Capital markets)	603,418	8,414
The Weir Group plc (Machinery)	213,967	4,202
Victrex plc (Chemicals)	159,009	4,370
WH Smith plc (Specialty retail)	154,812	3,873
		264,510

Japan—10.6%
Asahi Intecc Co., Ltd. (Health care equipment & supplies)	304,200	7,488
Daikin Industries, Ltd. (Building products)	108,000	14,089
Digital Arts, Inc. (Software)	19,100	1,683
GMO Payment Gateway, Inc. (IT services)	53,800	3,698
Harmonic Drive Systems, Inc. (Machinery)	89,900	3,465
Hoya Corporation (Health care equipment & supplies)	251,600	19,262
Keyence Corporation (Electronic equipment, instruments & components)	46,000	28,215
M3, Inc. (Health care technology)	227,800	4,160
MISUMI Group, Inc. (Machinery)	230,300	5,772
MonotaRO Co., Ltd. (Trading companies & distributors)	145,200	3,536
Nichias Corporation (Building products)	87,400	1,570
Nihon M&A Center, Inc. (Professional services)	172,200	4,127
Nitori Holdings Co., Ltd. (Specialty retail)	36,200	4,795
Nomura Research Institute, Ltd. (IT services)	313,200	5,017
Sankyu, Inc. (Road & rail)	63,760	3,347
Shimadzu Corporation (Electronic equipment, instruments & components)	181,000	4,435

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Shiseido Co., Ltd. (Personal products)	245,900	$18,522
	SMC Corporation (Machinery)	32,200	11,997
	TechnoPro Holdings, Inc. (Professional services)	118,800	6,303
	Terumo Corporation (Health care equipment & supplies)	563,400	16,774
	TIS, Inc. (IT services)	127,300	6,482
	Yakult Honsha Co., Ltd. (Food products)	137,300	8,087
	Zenkoku Hosho Co., Ltd. (Diversified financial services)	79,100	3,034
	ZOZO Inc. (Internet & direct marketing retail)	236,000	4,419
			190,277

	Canada—6.7%
	Alimentation Couche-Tard, Inc. Class “B” (Food & staples retailing)	279,299	17,576
	Brookfield Asset Management, Inc. Class “A” (Capital markets)†	461,687	22,060
	Canadian National Railway Co. (Road & rail)	232,828	21,549
	Canadian Pacific Railway, Ltd. (Road & rail)†	64,582	15,192
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	41,109	7,408
	Rogers Communications, Inc. Class “B” (Wireless telecommunication services)	339,002	18,147
	The Bank of NT Butterfield & Son, Ltd. (Banks)†	32,723	1,111
	The Toronto-Dominion Bank (Banks)	296,237	17,310
			120,353

	Asia—5.3%
	Australia—2.6%
	Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	353,198	7,617
	CSL, Ltd. (Biotechnology)	115,686	17,462
	Goodman Group (Equity REIT)	720,655	7,604
	Macquarie Group, Ltd. (Capital markets)	167,463	14,742
			47,425
	Hong Kong—2.5%
	AIA Group, Ltd. (Insurance)	3,301,063	35,602
	Galaxy Entertainment Group, Ltd. (Hotels, restaurants & leisure)	1,390,000	9,369
			44,971
	New Zealand—0.2%
	Auckland International Airport, Ltd. (Transportation infrastructure)	430,504	2,849

See accompanying Notes to Financial Statements.

60	Semiannual Report	June 30, 2019

Institutional International Growth Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—2.1%
	Argentina—0.2%
*	Globant S.A. (Software)†	34,163	$3,452
	Brazil—1.0%
	B3 S.A. - Brasil Bolsa Balcao (Capital markets)	759,300	7,407
	Localiza Rent a Car S.A. (Road & rail)	370,700	3,956
	Lojas Renner S.A. (Multiline retail)	304,660	3,742
	Magazine Luiza S.A. (Multiline retail)	65,200	3,585
			18,690
	Mexico—0.2%
	Grupo Aeroportuario del Sureste S.A.B. de C.V.—ADR (Transportation infrastructure)	20,833	3,377
	Peru—0.7%
	Credicorp, Ltd. (Banks)†	51,755	11,847

	Emerging Europe, Mid-East, Africa—1.3%
	Russia—0.4%
*	Yandex N.V. Class “A” (Interactive Media & Services)†	201,671	7,663
	South Africa—0.7%
	Bid Corporation, Ltd. (Food & staples retailing)	133,650	2,913
	Bidvest Group, Ltd. (Industrial conglomerates)	133,650	1,797
	Mr. Price Group, Ltd. (Specialty retail)	179,468	2,529
	RMB Holdings, Ltd. (Diversified financial services)	836,552	5,013
			12,252
	United Arab Emirates—0.2%
	First Abu Dhabi Bank PJSC (Banks)	1,056,981	4,276
	Total Common Stocks—98.7% (cost $1,455,108)		1,774,130

	Rights
	Spain—0.0%
*	ACS Actividades de Construccion y Servicios S.A. (Construction & engineering)	252,247	396
	Total Rights—0.0% (cost $416)		396

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.500% dated 6/28/19, due 7/1/19, repurchase price $13,848, collateralized by U.S. Treasury Note, 1.500%, due 8/15/26	$13,848	$13,848
Total Repurchase Agreement—0.8% (cost $13,848)		13,848
Total Investments—99.5% (cost $1,469,372)		1,788,374
Cash and other assets, less liabilities—0.5%		8,943
Net assets—100.0%		$1,797,317

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2019, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	21.9%
Information Technology	16.0%
Financials	15.9%
Consumer Discretionary	12.9%
Health Care	12.4%
Consumer Staples	7.8%
Communication Services	4.4%
Real Estate	2.6%
Energy	2.4%
Materials	2.2%
Utilities	1.5%
Total	100.0%

At June 30, 2019, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	27.3%
British Pound Sterling	14.9%
U.S. Dollar	10.8%
Japanese Yen	10.7%
Hong Kong Dollar	8.7%
Swiss Franc	7.0%
Canadian Dollar	4.2%
Danish Krone	3.8%
Swedish Krona	2.9%
Australian Dollar	2.7%
Indian Rupee	1.7%
Indonesian Rupiah	1.2%
Brazilian Real	1.1%
All Other Currencies	3.0%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	61

International Small Cap Growth Fund

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Andrew G. Flynn

The William Blair International Small Cap Growth Fund (Class N shares) posted an 18.73% increase, net of fees, for the six months ended June 30, 2019. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. Small Cap Index (net) (the “Index”), increased 11.60%.

Six-month outperformance versus the Index was primarily driven by positive stock selection across most sectors. The Consumer Discretionary, Financials and Industrials sectors were the most notable contributors to the Fund’s relative return. Within Consumer Discretionary, Chinese sportswear company Li Ning Co., Ltd. was the leading contributor. Li Ning sells footwear, apparel, equipment, and accessories for professional and leisure purposes, primarily under the LI-NING brand. The company is in the fourth year of a major turnaround with growth from here most likely to be driven by margin expansion. Overall, the consumer spending environment is supportive and Li Ning is making significant strides in strengthening its execution capabilities in e-commerce and new product development (kids and women’s).

Within Financials, Euronext N.V., a leading pan-European exchange, was an additional source of outperformance. Around 45% of Euronext’s revenue is generated from recurring, non-transaction businesses. Management’s operational execution has been solid with significant cost savings and margin expansion since the IPO in 2014. A strong balance sheet (net cash) provides significant optionality through bolt-on or larger M&A transactions to deliver on revenue diversification and accelerate growth.

Within Industrials, Sweden-based Indutrade AB was the top contributor for the six-month period. Indutrade is a leader in the Northern European market for industrial component distribution. The company is differentiated by its high proportion of proprietary products (38% of sales), a range of product offerings from high-quality suppliers, and a technically-savvy sales team, all of which help to reinforce close relationships with customers.

Partially offsetting these positive effects were weak stock selection in the Consumer Staples and Materials sectors. Within Consumer Staples, Costa Group Holdings, Ltd., Australia’s leading fresh produce and vegetable company, detracted from performance as the share price sold off on the company’s downward revision to earnings expectations for the fiscal year ended June 2019. The disappointment was driven by pricing weakness for key products including berries, tomatoes and avocados due to unfavorable demand and supply conditions.

Within the Materials sector, U.K.-based Scapa Group plc was the largest detractor. Scapa is a niche-focused producer of specialty tapes, where competition is limited and new entrants are deterred by stringent technical specifications and lengthy qualification processes. As Scapa’s engineered products are used in mission-critical components but represent a small portion of overall costs, the company is able to maintain pricing power despite the large size of its customers (e.g. large cable manufacturers, automotive original equipment manufacturers (OEMs), consumer electronics companies). The share price was negatively impacted by the early termination of a large North American contract.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32 for additional information.

62	Semiannual Report	June 30, 2019

International Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2019
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	18.73%	(6.34)%	5.68%	2.31%	9.15%
Class I	18.95	(6.11)	6.00	2.60	9.47
Class R6	18.95	(6.06)	6.08	2.69	9.64
MSCI ACW Ex-U.S. Small Cap Index (net)	11.60	(5.94)	7.76	2.77	8.48

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2019	William Blair Funds	63

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—35.5%
	Belgium—2.0%
	Melexis N.V. (Semiconductors & semiconductor equipment)	34,550	$2,338
	Warehouses De Pauw CVA (Equity REIT)	21,965	3,696
			6,034
	Denmark—3.1%
	Ambu A/S Class “B” (Health care equipment & supplies)	22,370	362
*	Netcompany Group A/S (Software)	89,660	3,611
	Royal Unibrew A/S (Beverages)	47,057	3,434
	Tryg A/S (Insurance)	67,936	2,209
			9,616
	Foroe Islands—0.7%
	Bakkafrost P/F (Food products)	36,336	2,028
	France—6.1%
	Alten S.A. (IT services)	49,911	5,982
	Ipsen S.A. (Pharmaceuticals)	15,910	2,171
	Nexity S.A. (Real estate management & development)	65,050	2,811
	Rubis SCA (Gas utilities)	65,411	3,683
*	Worldline S.A. (IT services)	59,384	4,322
			18,969
	Germany—3.6%
	AURELIUS Equity Opportunities SE & Co KGaA (Capital markets)	45,060	2,140
	Carl Zeiss Meditec AG (Health care equipment & supplies)	25,254	2,491
	CTS Eventim AG & Co. KGaA (Entertainment)	32,532	1,514
	GRENKE AG (Diversified financial services)	29,006	3,113
	Norma Group SE (Machinery)	44,290	1,835
			11,093
	Israel—2.7%
*	CyberArk Software, Ltd. (Software)†	14,284	1,826
	Elbit Systems, Ltd. (Aerospace & defense)	15,557	2,315
	Mizrahi Tefahot Bank, Ltd. (Banks)	109,152	2,516
*	Wix.com, Ltd. (IT services)†	12,956	1,841
			8,498
	Italy—2.1%
	Amplifon SpA (Health care providers & services)	168,595	3,942
	Brunello Cucinelli SpA (Textiles, apparel & luxury goods)	50,249	1,695
	Technogym SpA (Leisure products)	76,569	852
			6,489
	Jersey—0.9%
	Sanne Group plc (Capital markets)	297,172	2,653

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Netherlands—2.8%
*	Basic-Fit N.V. (Hotels, restaurants & leisure)	63,293	$2,227
	Euronext N.V. (Capital markets)	84,280	6,378
			8,605
	Sweden—7.9%
	Biotage AB (Life sciences tools & services)	68,871	808
	Evolution Gaming Group AB (Hotels, restaurants & leisure)	224,469	4,443
	Indutrade AB (Trading companies & distributors)	191,771	6,129
	Lifco AB Class “B” (Industrial conglomerates)	32,767	1,815
	Nibe Industrier AB Class “B” (Building products)	163,510	2,394
	Nolato AB Class “B” (Industrial conglomerates)	40,808	2,489
*	Swedish Orphan Biovitrum AB (Biotechnology)	94,610	1,822
	Thule Group AB (Leisure products)	135,352	3,344
	Vitrolife AB (Biotechnology)	65,339	1,274
			24,518
	Switzerland—3.6%
*	Galenica AG (Pharmaceuticals)	51,472	2,584
	Kardex AG (Machinery)	16,547	2,888
	Tecan Group AG (Life sciences tools & services)	15,221	3,948
*	VAT Group AG (Machinery)	12,592	1,551
			10,971

	Japan—17.5%
	Asahi Intecc Co., Ltd. (Health care equipment & supplies)	155,000	3,816
	Benefit One, Inc. (Professional services)	142,400	2,454
	Digital Arts, Inc. (Software)	25,100	2,212
	GMO Payment Gateway, Inc. (IT services)	33,000	2,268
	Harmonic Drive Systems, Inc. (Machinery)	51,300	1,977
	Kose Corporation (Personal products)	10,300	1,726
	Matsumotokiyoshi Holdings Co., Ltd. (Food & staples retailing)	119,200	3,483
	Meitec Corporation (Professional services)	35,700	1,831
	MonotaRO Co., Ltd. (Trading companies & distributors)	67,300	1,639
	Nihon M&A Center, Inc. (Professional services)	167,200	4,007
	Nihon Unisys, Ltd. (IT services)	182,500	6,119
	PALTAC Corporation (Distributors)	83,600	4,591
	Park24 Co., Ltd. (Commercial services & supplies)	82,900	1,929
	Sankyu, Inc. (Road & rail)	32,520	1,707
	Stanley Electric Co., Ltd. (Auto components)	57,900	1,422

See accompanying Notes to Financial Statements.

64	Semiannual Report	June 30, 2019

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	TechnoPro Holdings, Inc. (Professional services)	47,400	$2,515
	TIS, Inc. (IT services)	93,800	4,776
	Tokyo Century Corporation (Diversified financial services)	74,700	3,149
	United Arrows, Ltd. (Specialty retail)	72,800	2,272
			53,893

	United Kingdom—17.4%
	Abcam plc (Biotechnology)	186,918	3,499
	Avast plc (Software)	640,720	2,441
	AVEVA Group plc (Software)	84,642	4,345
	Beazley plc (Insurance)	752,942	5,273
	Big Yellow Group plc (Equity REIT)	168,816	2,121
	Burford Capital, Ltd. (Capital markets)	166,326	3,274
	Diploma plc (Trading companies & distributors)	184,185	3,583
	Electrocomponents plc (Electronic equipment, instruments & components)	432,892	3,479
	Fevertree Drinks plc (Beverages)	65,746	1,935
	Hill & Smith Holdings plc (Metals & mining)	114,662	1,705
	Intermediate Capital Group plc (Capital markets)	158,976	2,788
	Renishaw plc (Electronic equipment, instruments & components)	26,698	1,444
	Rotork plc (Machinery)	610,575	2,455
	Safestore Holdings plc (Equity REIT)	91,633	714
	Scapa Group plc (Chemicals)	287,914	678
	Softcat plc (IT services)	195,798	2,416
	SSP Group plc (Hotels, restaurants & leisure)	466,842	4,067
	The UNITE Group plc (Equity REIT)	336,525	4,165
	Victrex plc (Chemicals)	69,788	1,918
	Workspace Group plc (Equity REIT)	122,393	1,359
			53,659

	Emerging Asia—9.4%
	Cambodia—0.9%
	NagaCorp, Ltd. (Hotels, restaurants & leisure)	2,288,000	2,815
	China—4.7%
	Huazhu Group, Ltd.-ADR (Hotels, restaurants & leisure)	93,539	3,391
*	Kingsoft Corporation, Ltd. (Software)	439,000	950
	Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	3,061,500	7,219
	Silergy Corporation (Semiconductors & semiconductor equipment)	88,000	1,722
	Travelsky Technology, Ltd. Class “H” (IT services)	546,000	1,097
			14,379
	India—0.6%
	Crompton Greaves Consumer Electricals, Ltd. (Household durables)	566,648	1,912

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Philippines—0.3%
	Jollibee Foods Corporation (Hotels, restaurants & leisure)	193,100	$1,062
	Taiwan—2.0%
	Chailease Holding Co., Ltd. (Diversified financial services)	357,200	1,478
	Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	212,000	2,717
	Feng TAY Enterprise Co., Ltd. (Textiles, apparel & luxury goods)	258,000	2,010
			6,205
	Thailand—0.9%
	Tisco Financial Group PCL (Banks)	901,200	2,748

	Emerging Latin America—5.7%
	Argentina—2.1%
*	Globant S.A. (Software)†	64,511	6,519
	Brazil—2.0%
	CVC Brasil Operadora e Agencia de Viagens S.A. (Hotels, restaurants & leisure)	144,400	1,873
	Localiza Rent a Car S.A. (Road & rail)	403,885	4,310
			6,183
	Mexico—1.6%
	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation infrastructure)	307,300	1,878
	Grupo Aeroportuario del Sureste S.A.B. de C.V.—ADR (Transportation infrastructure)	18,288	2,964
			4,842

	Asia—5.1%
	Australia—1.9%
	Corporate Travel Management, Ltd. (Hotels, restaurants & leisure)	114,960	1,816
	Orora, Ltd. (Containers & packaging)	1,340,548	3,049
	SmartGroup Corporation, Ltd. (Commercial services & supplies)	184,753	1,082
			5,947
	Hong Kong—0.7%
	MGM China Holdings, Ltd. (Hotels, restaurants & leisure)	1,169,200	1,988
	New Zealand—2.5%
	Fisher & Paykel Healthcare Corp., Ltd. (Health care equipment & supplies)	220,774	2,293
	Ryman Healthcare, Ltd. (Health care providers & services)	344,553	2,720
	Spark New Zealand, Ltd. (Diversified telecommunication services)	1,039,225	2,792
			7,805

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	65

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)

	Canada—2.7%
	Finning International, Inc. (Trading companies & distributors)	69,888	$1,274
*	Kinaxis, Inc. (Software)	24,431	1,524
	Parkland Fuel Corporation (Oil, gas & consumable fuels)	80,228	2,545
	The Bank of NT Butterfield & Son, Ltd. (Banks)†	42,324	1,437
	Toromont Industries, Ltd. (Trading companies & distributors)	34,767	1,648
			8,428

	Emerging Europe, Mid-East, Africa—2.5%
	South Africa—2.5%
	AVI, Ltd. (Food products)	405,988	2,633
	Bidvest Group, Ltd. (Industrial conglomerates)	161,274	2,168
	Clicks Group, Ltd. (Food & staples retailing)	199,172	2,903
			7,704
	Total Common Stocks—95.8% (cost $259,885)		295,563

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.500% dated 6/28/19, due 7/1/19, repurchase price $13,281, collateralized by U.S. Treasury Note, 1.500%, due 8/15/26	$13,280	13,280
	Total Repurchase Agreement—4.3% (cost $13,280)		13,280
	Total Investments—100.1% (cost $273,165)		308,843
	Liabilities, plus cash and other assets—(0.1)%		(389)
	Net assets—100.0%		$308,454

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2019, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	20.8%
Industrials	20.6%
Consumer Discretionary	17.5%
Financials	13.2%
Health Care	10.7%
Consumer Staples	6.1%
Real Estate	5.0%
Materials	2.5%
Communication Services	1.5%
Utilities	1.2%
Energy	0.9%
Total	100.0%

At June 30, 2019, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

British Pound Sterling	19.0%
Japanese Yen	18.2%
Euro	17.3%
Swedish Krona	8.3%
U.S. Dollar	6.1%
Hong Kong Dollar	4.8%
Swiss Franc	3.7%
Danish Krone	3.3%
New Taiwan Dollar	2.7%
New Zealand Dollar	2.6%
South African Rand	2.6%
Canadian Dollar	2.4%
Brazilian Real	2.1%
Australian Dollar	2.0%
Israeli Shekel	1.6%
All Other Currencies	3.3%
Total	100.0%

See accompanying Notes to Financial Statements.

66	Semiannual Report	June 30, 2019

Emerging Markets Leaders Fund

The Emerging Markets Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone John C. Murphy

The William Blair Emerging Markets Leaders Fund (Class N shares) posted a 16.71% increase, net of fees, for the six months ended June 30, 2019. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Index (net) (the “Index”) increased 10.58%.

Six-month outperformance versus the Index was primarily driven by positive stock selection across most sectors. In particular, stock selection in the Financials, Health Care and Communication Services sectors were the most notable contributors to relative return. Within Financials, Ping An Insurance Group Co. of China, Ltd. contributed to relative performance as the company continued to deliver better-than-expected results, driven by strong operating trends and high investment income amid improved equity markets. Jiangsu Hengrui Medicine Co., Ltd., the leading pharmaceutical company in China was an additional source of outperformance. The stock rebounded from policy-driven, sector-wide weakness in the second half of 2018 amid the company’s strong operating momentum and growth outlook, supported by favorable trends in oncology and new product approvals. Within the Communication Services sector, Yandex N.V. helped relative returns on the back of continued strong growth in advertising and an increased contribution from its expanded multi-services platform. Based in Russia, Yandex is Russia’s leading online search engine company that is transitioning beyond its core search business into ventures such as ride-hailing and e-commerce.

Partially offsetting these positive effects were underweight allocations to Russia and the Health Care sector, coupled with below average stock selection within the Energy sector. Within Energy, the Fund’s lack of exposure to Russian Energy companies and the Fund’s position in the Australian company Oil Search, Ltd. detracted from relative results. Oil Search was dragged down by market concerns about political instability in Papua New Guinea.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32 for additional information.

June 30, 2019	William Blair Funds	67

Emerging Markets Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2019
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class N(a)	16.71%	3.20%	9.74%	2.56%	—	3.50%
MSCI Emerging Markets Index (net)(a)	10.58	1.21	10.66	2.49	—	2.97
Class I	16.93	3.52	10.04	2.87	6.78%	—
Class R6	16.95	3.53	10.08	2.93	6.87	—
MSCI Emerging Markets Index (net)	10.58	1.21	10.66	2.49	5.81	—

(a)	Since inception is for the period from May 3, 2010 (Commencement of Operations) to June 30, 2019.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index (net) is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

68	Semiannual Report	June 30, 2019

Emerging Markets Leaders Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—73.1%
	Australia—0.9%
	Oil Search, Ltd. (Oil, gas & consumable fuels)	410,642	$2,038
	China—33.5%
*	Alibaba Group Holding, Ltd.—ADR (Internet & direct marketing retail)	84,534	14,324
	China International Travel Service Corporation, Ltd. Class “A” (Hotels, restaurants & leisure)	373,956	4,827
	CNOOC, Ltd. (Oil, gas & consumable fuels)	2,091,000	3,576
	ENN Energy Holdings, Ltd. (Gas utilities)	293,200	2,852
	Haier Electronics Group Co., Ltd. (Household durables)	1,144,000	3,163
	Huazhu Group, Ltd.—ADR (Hotels, restaurants & leisure)	112,463	4,077
	Jiangsu Hengrui Medicine Co., Ltd. Class “A” (Pharmaceuticals)	218,192	2,097
	Kweichow Moutai Co., Ltd. Class “A” (Beverages)	40,859	5,854
	NetEase, Inc.—ADR (Entertainment)	9,920	2,537
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	654,000	7,853
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	276,200	3,797
*	TAL Education Group—ADR (Diversified consumer services)	66,961	2,551
	Tencent Holdings, Ltd. (Interactive Media & Services)	298,900	13,492
*	Tencent Music Entertainment Group—ADR (Entertainment)	266,765	3,999
			74,999
	India—17.8%
	Asian Paints, Ltd. (Chemicals)	100,352	1,976
	Bajaj Finance, Ltd. (Consumer finance)	76,669	4,093
	Britannia Industries, Ltd. (Food products)	44,127	1,756
	HDFC Bank, Ltd. (Banks)	107,977	3,818
	HDFC Bank, Ltd.—ADR (Banks)	7,422	965
	HDFC Life Insurance Co. Ltd.—144A (Insurance)	335,682	2,259
	Hindustan Unilever, Ltd. (Household products)	70,235	1,820
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	134,968	4,291
	IndusInd Bank, Ltd. (Banks)	142,671	2,935
	Infosys, Ltd. (IT services)	403,301	4,275
	Maruti Suzuki India, Ltd. (Automobiles)	17,881	1,694
	Motherson Sumi Systems, Ltd. (Auto components)	902,481	1,597
	MRF, Ltd. (Auto components)	3,219	2,648
	Petronet LNG, Ltd. (Oil, gas & consumable fuels)	677,429	2,414
	UPL, Ltd. (Chemicals)	247,189	3,370
			39,911

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
Indonesia—5.2%
PT Bank Rakyat Indonesia Persero Tbk (Banks)	16,294,300	$5,029
PT Telekomunikasi Indonesia Persero Tbk (Diversified telecommunication services)	14,317,800	4,196
PT Unilever Indonesia Tbk (Household products)	742,500	2,365
		11,590
South Korea—3.6%
LG Household & Health Care, Ltd. (Personal products)	2,345	2,667
Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	131,611	5,357
		8,024
Taiwan—8.5%
E.Sun Financial Holding Co., Ltd. (Banks)	2,822,000	2,362
Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	320,832	12,567
Uni-President Enterprises Corporation (Food products)	1,558,000	4,149
		19,078
Thailand—3.6%
Airports of Thailand PCL (Transportation infrastructure)	1,865,800	4,471
CP ALL PCL (Food & staples retailing)	1,327,900	3,724
		8,195

Emerging Latin America—12.9%
Brazil—7.6%
AMBEV S.A.—ADR (Beverages)	543,223	2,537
B3 S.A. - Brasil Bolsa Balcao (Capital markets)	385,600	3,762
IRB Brasil Resseguros S.A. (Insurance)	156,400	4,012
Odontoprev S.A. (Health care providers & services)	94,753	450
Raia Drogasil S.A. (Food & staples retailing)	182,400	3,615
WEG S.A. (Machinery)	451,800	2,513
		16,889
Mexico—3.5%
Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class “B” (Transportation infrastructure)	310,900	3,238
Grupo Financiero Banorte S.A.B. de C.V. Class “O” (Banks)	468,000	2,718
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	721,000	1,968
		7,924
Peru—1.8%
Credicorp, Ltd. (Banks)†	17,905	4,099

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	69

Emerging Markets Leaders Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—9.7%
	Russia—1.6%
*	Yandex N.V. Class “A” (Interactive Media & Services)†	91,856	$3,490
	South Africa—8.1%
	Bid Corporation, Ltd. (Food & staples retailing)	89,859	1,958
	Capitec Bank Holdings, Ltd. (Banks)	39,831	3,673
	Clicks Group, Ltd. (Food & staples retailing)	163,502	2,383
	FirstRand, Ltd. (Diversified financial services)	573,447	2,791
	Naspers, Ltd. (Media)	22,476	5,457
	The Bidvest Group, Ltd. (Industrial conglomerates)	136,253	1,832
			18,094
	Total Common Stocks—95.7% (cost $183,319)		214,331

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.500% dated 6/28/19, due 7/1/19, repurchase price $9,084, collateralized by U.S. Treasury Note, 1.500%, due 8/15/26	$9,083	$9,083
	Total Repurchase Agreement—4.0% (cost $9,083)		9,083
	Total Investments—99.7% (cost $192,402)		223,414
	Cash and other assets, less liabilities—0.3%		649
	Net assets—100.0%		$224,063

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2019, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	25.6%
Consumer Discretionary	20.6%
Consumer Staples	16.2%
Communication Services	12.9%
Information Technology	10.4%
Industrials	5.6%
Energy	3.7%
Materials	2.5%
Utilities	1.3%
Health Care	1.2%
Total	100.0%

At June 30, 2019, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	23.9%
Indian Rupee	18.2%
Hong Kong Dollar	16.2%
South African Rand	8.4%
Brazilian Real	6.7%
Yuan Renminbi	6.0%
Indonesian Rupiah	5.4%
Thai Baht	3.8%
South Korean Won	3.7%
Mexican Peso	3.7%
New Taiwan Dollar	3.0%
All Other Currencies	1.0%
Total	100.0%

See accompanying Notes to Financial Statements.

70	Semiannual Report	June 30, 2019

Emerging Markets Growth Fund

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Casey K. Preyss

The William Blair Emerging Markets Growth Fund (Class N shares) posted a 15.80% increase, net of fees, for the six months ended June 30, 2019. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets IMI (net) (the “Index”), increased 10.14%.

Six-month outperformance versus the Index was primarily driven by positive stock selection across most sectors. Financials and Industrials were the most notable sources of the Fund’s relative return. Within the Financials sector, Chinese holdings Ping An Insurance Group Co. of China, Ltd. and China Merchants Bank Co., Ltd. bolstered relative returns. Ping An Insurance continued to deliver better-than-expected results, with net profit growth of 77% year-over-year, driven by strong growth across business segments and high investment income amid improved equity markets. Shares of China Merchants Bank, the leading private retail bank in China, continued to climb amid an improved macro backdrop and solid fundamental results. The bank’s growth and profitability continue to stand out relative to large peers. Within Industrials, Shanghai International Airport Co., Ltd., the owner and operator of the third busiest airport in China, was an additional source of outperformance amid solid first quarter results driven by a newly implemented higher duty-free revenue sharing agreement.

Partially offsetting these effects was the underweight allocation to the Information Technology sector, coupled with negative stock selection within the Energy and Real Estate sectors. Within Energy, the lack of exposure to Russian Energy, which outperformed on higher crude oil prices, and the position in Reliance Industries Limited, which pared gains from prior quarters, hampered relative results. Multiplan Empreendimentos Imobiliarios S.A., a premier mall operator in Brazil, within the Real Estate sector, was a drag amid weaker first quarter results driven by higher than expected financial expenses and slower operational momentum.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32 for additional information.

June 30, 2019	William Blair Funds	71

Emerging Markets Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2019

	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	15.80%	(2.03)%	9.20%	2.27%	6.94%
Class I	15.91	(1.77)	9.47	2.52	7.22
Class R6	15.95	(1.70)	9.58	2.62	7.38
MSCI Emerging Markets IMI (net)	10.14	0.47	10.01	2.25	5.83

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

72	Semiannual Report	June 30, 2019

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—71.0%
	China—31.5%
	Aier Eye Hospital Group Co., Ltd. Class “A” (Health care providers & services)	672,920	$3,034
*	Alibaba Group Holding, Ltd.—ADR (Internet & direct marketing retail)	291,055	49,319
	ANTA Sports Products, Ltd. (Textiles, apparel & luxury goods)	878,000	6,030
	Centre Testing International Group Co., Ltd. Class “A” (Professional services)	1,602,400	2,520
	China International Travel Service Corporation, Ltd. Class “A” (Hotels, restaurants & leisure)	704,240	9,090
*	China Mengniu Dairy Co., Ltd. (Food products)	1,499,000	5,805
	China Merchants Bank Co., Ltd. Class “H” (Banks)	3,934,500	19,618
	Country Garden Services Holdings Co., Ltd. (Commercial services & supplies)	1,302,000	3,010
*	Ctrip.com International, Ltd.—ADR (Internet & direct marketing retail)	129,564	4,782
	Foshan Haitian Flavouring & Food Co., Ltd. Class “A” (Food products)	566,216	8,656
	Huazhu Group, Ltd.—ADR (Hotels, restaurants & leisure)	82,156	2,978
	Kingdee International Software Group Co., Ltd. (Software)	2,610,000	2,823
	Kweichow Moutai Co., Ltd. Class “A” (Beverages)	59,442	8,516
	Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	1,622,000	3,825
	Midea Group Co., Ltd. Class “A” (Household durables)	512,576	3,870
	NetEase, Inc.—ADR (Entertainment)	14,322	3,663
*	New Oriental Education & Technology Group, Inc.—ADR (Diversified consumer services)	64,966	6,274
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	2,458,000	29,515
	Shanghai International Airport Co., Ltd. Class “A” (Transportation infrastructure)	571,865	6,976
	Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class “A” (Health care equipment & supplies)	109,000	2,590
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	465,000	6,393
	Silergy Corporation (Semiconductors & semiconductor equipment)	24,000	470
	Tencent Holdings, Ltd. (Interactive Media & Services)	809,460	36,537
	Wuliangye Yibin Co., Ltd. Class “A” (Beverages)	506,294	8,695
*	Wuxi Biologics Cayman, Inc. (Life sciences tools & services)	269,000	2,416
*	Yihai International Holding, Ltd. (Food products)	594,000	3,083

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
China—(continued)
Yum China Holdings, Inc. (Hotels, restaurants & leisure)	140,898	$6,510
Zhejiang Supor Co., Ltd. Class “A” (Household durables)	546,282	6,031
		253,029
India—18.3%
Asian Paints, Ltd. (Chemicals)	243,801	4,800
Bajaj Finance, Ltd. (Consumer finance)	310,066	16,554
Havells India, Ltd. (Electrical equipment)	350,134	3,974
HDFC Asset Management Co., Ltd. (Capital markets)	93,754	2,799
HDFC Bank, Ltd. (Banks)	766,016	27,088
HDFC Life Insurance Co. Ltd. (Insurance)	594,796	4,003
Hindustan Unilever, Ltd. (Household products)	213,589	5,535
Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	536,341	17,050
Indraprastha Gas, Ltd. (Gas utilities)	546,120	2,491
Info Edge India, Ltd. (Interactive Media & Services)	85,861	2,796
Infosys, Ltd. (IT services)	790,795	8,383
Nestle India, Ltd. (Food products)	18,802	3,249
Pidilite Industries, Ltd. (Chemicals)	146,463	2,580
PVR, Ltd. (Entertainment)	93,239	2,259
Reliance Industries, Ltd. (Oil, gas & consumable fuels)	986,029	17,913
SRF, Ltd. (Chemicals)	28,899	1,274
Tata Consultancy Services, Ltd. (IT services)	385,201	12,433
Titan Co., Ltd. (Textiles, apparel & luxury goods)	320,729	6,186
UPL, Ltd. (Chemicals)	387,731	5,286
		146,653
Indonesia—3.4%
PT Bank Central Asia Tbk (Banks)	7,592,300	16,109
PT Bank Rakyat Indonesia Persero Tbk (Banks)	35,625,605	10,995
PT Gudang Garam Tbk (Tobacco)	26,000	141
		27,245
Philippines—0.8%
Ayala Land, Inc. (Real estate management & development)	4,465,300	4,428
Jollibee Foods Corporation (Hotels, restaurants & leisure)	344,040	1,892
		6,320
South Korea—4.3%
Douzone Bizon Co., Ltd. (Software)	39,719	2,140
Fila Korea, Ltd. (Textiles, apparel & luxury goods)	63,680	4,230
Korea Investment Holdings Co., Ltd. (Capital markets)	24,636	1,722
LG Household & Health Care, Ltd. (Personal products)	8,464	9,625

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	73

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks (continued)

	Emerging Asia—(continued)
	South Korea—(continued)
	Macquarie Korea Infrastructure Fund (Capital markets)	293,179	$2,996
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	329,477	13,411
			34,124
	Taiwan—8.2%
	Airtac International Group (Machinery)	149,000	1,669
	Bizlink Holding, Inc. (Electrical equipment)	21,000	145
	Chailease Holding Co., Ltd. (Diversified financial services)	870,380	3,601
	E.Sun Financial Holding Co., Ltd. (Banks)	10,535,171	8,819
	Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	196,000	2,512
	Feng TAY Enterprise Co., Ltd. (Textiles, apparel & luxury goods)	381,000	2,968
	Giant Manufacturing Co., Ltd. (Leisure products)	290,000	2,269
	ITEQ Corporation (Electronic equipment, instruments & components)	593,000	2,081
	Makalot Industrial Co., Ltd. (Textiles, apparel & luxury goods)	433,000	2,928
	Parade Technologies, Ltd. (Semiconductors & semiconductor equipment)	115,000	1,955
	Sinbon Electronics Co., Ltd. (Electronic equipment, instruments & components)	115,000	420
	Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & semiconductor equipment)	1,830,000	14,082
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	455,675	17,849
	Taiwan Union Technology Corporation (Electronic equipment, instruments & components)	471,000	1,888
	Tripod Technology Corporation (Electronic equipment, instruments & components)	631,000	2,235
			65,421
	Thailand—4.1%
	Airports of Thailand PCL (Transportation infrastructure)	2,207,500	5,291
	Bangkok Dusit Medical Services PCL Class “F” (Health care providers & services)	4,947,800	4,195
	Bangkok Expressway & Metro PCL (Transportation infrastructure)	7,450,500	2,769
	CP ALL PCL (Food & staples retailing)	3,018,300	8,464
	Home Product Center PCL (Specialty retail)	6,502,300	3,710
	Muangthai Capital PCL (Consumer finance)	1,154,900	2,128
*	Sea, Ltd.—ADR (Entertainment)	189,887	6,308
			32,865

	Issuer	Shares	Value

	Common Stocks (continued)

	Emerging Asia—(continued)
	Vietnam—0.4%
	Vietjet Aviation JSC (Airlines)	4	$	—@
	Vincom Retail JSC (Real estate management & development)	1,076,801		1,561
*	Vingroup JSC (Real estate management & development)	388,498		1,929
				3,490

	Emerging Latin America—15.9%
	Argentina—2.0%
*	Globant S.A. (Software)†	46,658		4,715
*	MercadoLibre, Inc. (Interactive Media & Services)	18,252		11,166
				15,881
	Brazil—10.1%
	B3 S.A.-Brasil Bolsa Balcao (Capital markets)	1,404,900		13,705
	Banco BTG Pactual S.A. (Capital markets)	313,600		4,155
	BK Brasil Operacao e Assessoria a Restaurantes S.A. (Hotels, restaurants & leisure)	337,900		1,957
	Cyrela Brazil Realty SA Empreendimentos e Participacoes (Household durables)	526,000		2,849
	Energisa S.A. (Electric utilities)	246,975		2,964
	Engie Brasil Energia S.A. (Independent power & renewable electricity producers)	277,150		3,138
	IRB Brasil Resseguros S.A. (Insurance)	305,000		7,824
	Localiza Rent a Car S.A. (Road & rail)	944,220		10,077
	Lojas Renner S.A. (Multiline retail)	943,280		11,585
	Magazine Luiza S.A. (Multiline retail)	89,200		4,904
	Notre Dame Intermedica Participacoes S.A. (Health care providers & services)	250,500		2,630
	Odontoprev S.A. (Health care providers & services)	415,200		1,974
*	Rumo S.A. (Road & rail)	716,900		3,870
	Sul America S.A. (Insurance)	256,400		2,505
	TOTVS S.A. (Software)	237,400		2,719
	WEG S.A. (Machinery)	793,120		4,412
				81,268
	Chile—0.3%
	Banco Santander Chile—ADR (Banks)	80,807		2,418
	Colombia—0.3%
	Bancolombia S.A.—ADR (Banks)	46,778		2,387
	Mexico—2.2%
	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation infrastructure)	306,400		1,873
	Grupo Aeroportuario del Sureste S.A.B. de C.V.—ADR (Transportation infrastructure)	9,994		1,620

See accompanying Notes to Financial Statements.

74	Semiannual Report	June 30, 2019

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Mexico—(continued)
	Grupo Financiero Banorte S.A.B. de C.V. Class “O” (Banks)	1,065,600	$6,189
	Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	2,933,500	8,007
			17,689
	Peru—1.0%
	Credicorp, Ltd. (Banks)†	35,431	8,110

	Emerging Europe, Mid-East, Africa—9.5%
	Czech Republic—0.3%
	Moneta Money Bank A.S. (Banks)	699,893	2,398
	Greece—0.3%
	JUMBO S.A. (Specialty retail)	132,432	2,560
	Hungary—1.2%
	OTP Bank Nyrt (Banks)	243,586	9,688
	Kenya—0.3%
	Safaricom plc (Wireless telecommunication services)	7,648,554	2,088
	Poland—0.7%
	CD Projekt S.A. (Entertainment)	50,101	2,889
*	Dino Polska S.A. (Food & staples retailing)	78,948	2,768
			5,657
	Romania—0.3%
	Banca Transilvania S.A. (Banks)	4,144,906	2,389
	Russia—0.9%
	TCS Group Holding plc—GDR (Banks)	91,000	1,784
*	Yandex N.V. Class “A” (Interactive Media & Services)†	150,022	5,701
			7,485
	South Africa—4.1%
	Bidvest Group, Ltd. (Industrial conglomerates)	135,760	1,825
	Capitec Bank Holdings, Ltd. (Banks)	75,177	6,932
	Clicks Group, Ltd. (Food & staples retailing)	255,447	3,723
	FirstRand, Ltd. (Diversified financial services)	811,309	3,948
	Naspers, Ltd. (Media)	69,029	16,759
			33,187
	United Arab Emirates—1.4%
	Aramex PJSC (Air freight & logistics)	1,467,823	1,658
	First Abu Dhabi Bank PJSC (Banks)	1,309,262	5,297
*	Network International Holdings plc (IT services)	519,419	3,912
			10,867
	Total Common Stocks—96.4% (cost $627,532)		773,219
	Shares or
	Principal
Issuer	Amount	Value

Preferred Stock
Brazil—1.7%
Itau Unibanco Holding S.A. (Banks)	1,444,990	$13,645
Total Preferred Stock—1.7% (cost $13,838)		13,645

Repurchase Agreement
Fixed Income Clearing Corporation, 0.500% dated 6/28/19, due 7/1/19, repurchase price $14,764, collateralized by U.S. Treasury Note, 1.500%, due 8/15/26	$14,763	$14,763
Total Repurchase Agreement—1.8% (cost $14,763)		14,763
Total Investments—99.9% (cost $656,133)		801,627
Cash and other assets, less liabilities—0.1%		703
Net assets—100.0%		$802,330

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

@ = Value is less than the minimum amount disclosed.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	75

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2019 (unaudited)

At June 30, 2019, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	32.6%
Consumer Discretionary	23.3%
Information Technology	11.6%
Consumer Staples	9.7%
Communication Services	7.9%
Industrials	6.6%
Energy	2.3%
Health Care	2.1%
Materials	1.8%
Utilities	1.1%
Real Estate	1.0%
Total	100.0%

At June 30, 2019, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	18.6%
U.S. Dollar	17.2%
Hong Kong Dollar	15.1%
Brazilian Real	12.1%
Yuan Renminbi	7.6%
New Taiwan Dollar	6.1%
South Korean Won	4.3%
South African Rand	4.2%
Indonesian Rupiah	3.5%
Thai Baht	3.4%
Mexican Peso	2.1%
Hungarian Forint	1.2%
All Other Currencies	4.6%
Total	100.0%

See accompanying Notes to Financial Statements.

76	Semiannual Report	June 30, 2019

Emerging Markets Small Cap Growth Fund

The Emerging Markets Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Casey K. Preyss

The William Blair Emerging Markets Small Cap Growth Fund (Class N shares) posted an 8.88% increase, net of fees, for the six months ended June 30, 2019. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Small Cap Index (net) (the “Index”), increased 6.70%.

Six-month outperformance versus the Index was primarily driven by positive stock selection across most sectors. Stock selection within the Industrials sector was particularly positive, enhanced by Centre Testing International Group Co., Ltd. and Localiza Rent a Car S.A. . Centre Testing International is a leading testing, inspection and certification company in a highly fragmented market. The stock price accelerated on the back of the company’s strong operating momentum amid solid sales growth across all business segments and management’s increased focus on profitability, which led to impressive gross margin growth. The share price of Brazilian rental car company Localiza Rent a Car strengthened due to the company’s robust operating performance and positive growth outlook amid an improved macro backdrop in Brazil, continued industry consolidation, and efficiency gains.

Partially offsetting these positive effects was negative stock selection within the Utilities and Materials sectors. Within Utilities, Mahanagar Gas, Ltd. hampered relative returns, due to disappointing results from the fourth quarter of 2019. Within Materials, Posco Chemical Co., Ltd., a Korean-based leading producer of carbon-based battery anode and other advanced materials, detracted from relative performance as weaker needle coke prices weighed on the stock. Needle coke is a key raw material for electric steel-making equipment, which Posco Chemical is heavily reliant upon.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32 for additional information.

June 30, 2019	William Blair Funds	77

Emerging Markets Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2019

	Year to Date	1 Year	3 Year	5 Year	Since Inception
Class N(a)	8.88%	(8.06)%	3.04%	1.24%	7.92%
Class I(a)	8.97	(7.81)	3.36	1.54	8.23
MSCI Emerging Markets Small Cap Index (net)(a)	6.70	(5.12)	5.46	0.53	3.41
Class R6(b)	9.03	(7.75)	3.42	1.62	5.66
MSCI Emerging Markets Small Cap Index (net)(b)	6.70	(5.12)	5.46	0.53	2.12
(a)	Since inception is for the period from October 24, 2011 (Commencement of Operations) to June 30, 2019.
(b)	Since inception is for the period from December 20, 2012 (Commencement of Operations) to June 30, 2019.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

78	Semiannual Report	June 30, 2019

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—75.4%
	Cambodia—0.7%
	NagaCorp, Ltd. (Hotels, restaurants & leisure)	1,578,000	$1,941
	China—20.5%
	A-Living Services Co. Ltd. Class “H” (Commercial services & supplies)	1,071,250	1,810
	Anhui Gujing Distillery Co., Ltd. Class “A” (Beverages)	73,700	1,272
*	Ausnutria Dairy Corporation, Ltd. (Food products)	44,000	88
	Centre Testing International Group Co., Ltd. Class “A” (Professional services)	1,214,105	1,909
	China Education Group Holdings, Ltd. (Diversified consumer services)	2,291,000	3,578
	China Suntien Green Energy Corporation, Ltd. Class “H” (Oil, gas & consumable fuels)	7,344,000	1,955
	China Water Affairs Group, Ltd. (Water utilities)	1,460,000	1,437
	CIFI Holdings Group Co., Ltd. (Real estate management & development)	1,660,000	1,094
	Country Garden Services Holdings Co., Ltd. (Commercial services & supplies)	1,045,000	2,416
*	GSX Techedu, Inc.—ADR (Diversified consumer services)	85,359	921
	Guangdong Haid Group Co., Ltd. Class “A” (Food products)	516,204	2,322
	Hangzhou Tigermed Consulting Co., Ltd. Class “A” (Life sciences tools & services)	100,000	1,123
	Hua Hong Semiconductor Ltd. (Semiconductors & semiconductor equipment)	486,600	942
	Jiangsu Hengli Hydraulic Co., Ltd. Class “A” (Machinery)	267,466	1,222
	Jiangsu Hengshun Vinegar Industry Co., Ltd. Class “A” (Food products)	669,500	1,796
	JNBY Design, Ltd. (Textiles, apparel & luxury goods)	906,000	1,661
	Jonjee Hi-Tech Industrial And Commercial Holding Co., Ltd. Class “A” (Food products)	327,529	2,042
	Kingdee International Software Group Co., Ltd. (Software)	1,714,000	1,854
*	Kingsoft Corporation, Ltd. (Software)	563,000	1,218
*	KWG Group Holdings, Ltd. (Real estate management & development)	1,401,000	1,422
	Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	1,999,000	4,714
	Logan Property Holdings Co., Ltd. (Real estate management & development)	1,060,000	1,715
*	Noah Holdings, Ltd.—ADR (Capital markets)	9,181	391
	Qiaqia Food Co., Ltd. Class “A” (Food products)	535,913	1,970

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	Silergy Corporation (Semiconductors & semiconductor equipment)	78,000	$1,527
	Toly Bread Co., Ltd. Class “A” (Food products)	119,400	724
*	Topchoice Medical Investment Corporation Class “A” (Health care providers & services)	122,700	1,583
	TravelSky Technology, Ltd. Class “H” (IT services)	235,000	472
	Venustech Group, Inc. Class “A” (Software)	226,383	887
	Vitasoy International Holdings, Ltd. (Food products)	382,000	1,836
	Xtep International Holdings, Ltd. (Textiles, apparel & luxury goods)	1,369,000	825
*	Yihai International Holding, Ltd. (Food products)	749,000	3,888
	Zhejiang Dingli Machinery Co., Ltd. Class “A” (Machinery)	175,654	1,502
	Zhejiang Supor Co., Ltd. Class “A” (Household durables)	223,308	2,465
	Zhejiang Weixing New Building Materials Co., Ltd. Class “A” (Building products)	525,976	1,333
			57,914
	India—22.6%
	Aarti Industries, Ltd. (Chemicals)	138,963	3,577
	Astral Poly Technik, Ltd. (Building products)	219,534	4,214
	Bandhan Bank Ltd. (Banks)	196,962	1,541
	Bata India, Ltd. (Textiles, apparel & luxury goods)	132,730	2,776
	Berger Paints India, Ltd. (Chemicals)	354,377	1,632
	City Union Bank, Ltd. (Banks)	716,507	2,263
	Endurance Technologies Ltd. (Auto components)	82,048	1,311
*	Gruh Finance, Ltd. (Thrifts & mortgage finance)	717,244	2,893
	Havells India, Ltd. (Electrical equipment)	338,718	3,845
	HDFC Asset Management Co. Ltd. (Capital markets)	45,106	1,347
	Indraprastha Gas, Ltd. (Gas utilities)	387,115	1,766
	Info Edge India, Ltd. (Interactive Media & Services)	121,472	3,956
	Ipca Laboratories, Ltd. (Pharmaceuticals)	169,619	2,265
	Jubilant Foodworks, Ltd. (Hotels, restaurants & leisure)	72,809	1,300
	Kajaria Ceramics, Ltd. (Building products)	182,433	1,538
	KEI Industries, Ltd. (Electrical equipment)	143,933	1,001
	Larsen & Toubro Infotech Ltd. (IT services)	35,531	949

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	79

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	Mahanagar Gas, Ltd. (Gas utilities)	126,266	$1,557
	NIIT Technologies, Ltd. (IT services)	115,022	2,241
	Oberoi Realty, Ltd. (Real estate management & development)	106,412	931
	PI Industries, Ltd. (Chemicals)	73,965	1,258
	Pidilite Industries, Ltd. (Chemicals)	144,477	2,545
	PVR, Ltd. (Entertainment)	117,660	2,850
	RBL Bank Ltd. (Banks)	213,730	1,988
	SRF, Ltd. (Chemicals)	65,973	2,908
	Sundram Fasteners, Ltd. (Auto components)	117,014	866
	Titan Co., Ltd. (Textiles, apparel & luxury goods)	282,923	5,457
	V-Mart Retail, Ltd. (Multiline retail)	33,702	1,076
	Varun Beverages, Ltd. (Beverages)	128,738	1,762
			63,613
	Indonesia—4.0%
	PT Ace Hardware Indonesia Tbk (Specialty retail)	38,995,000	4,996
*	PT Bank Tabungan Pensiunan Nasional Syariah Tbk (Banks)	8,533,400	2,084
	PT Gudang Garam Tbk (Tobacco)	19,900	108
	PT Media Nusantara Citra Tbk (Media)	11,106,900	818
	PT Pakuwon Jati Tbk (Real estate management & development)	62,172,500	3,213
			11,219
	Philippines—4.0%
	Bloomberry Resorts Corporation (Hotels, restaurants & leisure)	10,471,300	2,309
	International Container Terminal Services, Inc. (Transportation infrastructure)	1,166,630	3,334
	Jollibee Foods Corporation (Hotels, restaurants & leisure)	345,940	1,903
	Security Bank Corporation (Banks)	635,640	2,109
	Wilcon Depot, Inc. (Specialty retail)	4,956,500	1,625
			11,280
	South Korea—5.6%
	Dentium Co., Ltd. (Health care equipment & supplies)	11,512	733
	Douzone Bizon Co., Ltd. (Software)	55,190	2,973
	Fila Korea, Ltd. (Textiles, apparel & luxury goods)	48,557	3,226
	JYP Entertainment Corporation (Entertainment)	97,243	2,013
	Koh Young Technology, Inc. (Semiconductors & semiconductor equipment)	42,453	3,055
	Korea Investment Holdings Co., Ltd. (Capital markets)	23,844	1,666
	Macquarie Korea Infrastructure Fund (Capital markets)	201,593	2,060
			15,726

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
Taiwan—14.8%
Airtac International Group (Machinery)	206,000	$2,308
ASMedia Technology, Inc. (Semiconductors & semiconductor equipment)	122,000	1,901
ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	71,000	1,353
Bizlink Holding, Inc. (Electrical equipment)	285,000	1,973
Chailease Holding Co., Ltd. (Diversified financial services)	292,000	1,208
Chroma ATE, Inc. (Electronic equipment, instruments & components)	507,000	2,253
Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	43,000	551
Feng TAY Enterprise Co., Ltd. (Textiles, apparel & luxury goods)	440,000	3,428
Giant Manufacturing Co., Ltd. (Leisure products)	201,000	1,573
Globalwafers Co., Ltd. (Semiconductors & semiconductor equipment)	130,000	1,316
ITEQ Corporation (Electronic equipment, instruments & components)	515,000	1,807
King Yuan Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	1,293,000	1,116
Land Mark Optoelectronics Corporation (Semiconductors & semiconductor equipment)	114,000	960
Makalot Industrial Co., Ltd. (Textiles, apparel & luxury goods)	488,000	3,300
Nanya Technology Corporation (Semiconductors & semiconductor equipment)	357,000	741
Parade Technologies, Ltd. (Semiconductors & semiconductor equipment)	221,000	3,757
Sinbon Electronics Co., Ltd. (Electronic equipment, instruments & components)	962,000	3,515
Sporton International, Inc. (Professional services)	210,000	1,241
Taiwan Paiho, Ltd. (Textiles, apparel & luxury goods)	530,000	1,531
Taiwan Union Technology Corporation (Electronic equipment, instruments & components)	511,000	2,048
Tripod Technology Corporation (Electronic equipment, instruments & components)	432,000	1,530
Voltronic Power Technology Corporation (Electrical equipment)	105,000	2,289
		41,699
Thailand—3.2%
Bangkok Expressway & Metro PCL (Transportation infrastructure)	6,046,100	2,247

See accompanying Notes to Financial Statements.

80	Semiannual Report	June 30, 2019

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Thailand—(continued)
	Home Product Center PCL (Specialty retail)	4,783,400	$2,730
	Muangthai Capital PCL (Consumer finance)	1,066,700	1,965
	Tisco Financial Group PCL (Banks)	725,500	2,212
			9,154

	Emerging Latin America—14.1%
	Argentina—1.3%
*	Globant S.A. (Software)†	37,623	3,802
	Brazil—12.8%
*	Azul S.A.—ADR (Airlines)	14,400	482
	BK Brasil Operacao e Assessoria a Restaurantes S.A. (Hotels, restaurants & leisure)	475,200	2,752
	Construtora Tenda S.A. (Household durables)	522,372	3,251
	Cyrela Brazil Realty SA Empreendimentos e Participacoes (Household durables)	605,600	3,280
	IRB Brasil Resseguros S.A. (Insurance)	129,700	3,327
	Localiza Rent a Car S.A. (Road & rail)	348,995	3,725
	Magazine Luiza S.A. (Multiline retail)	58,300	3,205
	MRV Engenharia e Participacoes S.A. (Household durables)	297,400	1,516
	Multiplan Empreendimentos Imobiliarios S.A. (Real estate management & development)	272,200	1,968
	Notre Dame Intermedica Participacoes S.A. (Health care providers & services)	418,500	4,394
	OdontoPrev S.A. (Health care providers & services)	523,100	2,488
	Sul America S.A. (Insurance)	90,000	879
	Tegma Gestao Logistica S.A. (Road & rail)	331,700	2,483
	TOTVS S.A. (Software)	210,100	2,406
			36,156

	Emerging Europe, Mid-East, Africa—7.9%
	Greece—0.2%
	JUMBO S.A. (Specialty retail)	25,696	497
	Kenya—0.4%
	Safaricom, Ltd. (Wireless telecommunication services)	3,974,400	1,085
	Poland—1.6%
	CD Projekt S.A. (Entertainment)	15,191	876
*	Dino Polska S.A. (Food & staples retailing)	101,753	3,567
			4,443
		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—(continued)
	Russia—0.5%
	TCS Group Holding plc—GDR (Banks)	74,333	$1,457
	South Africa—4.0%
	AVI, Ltd. (Food products)	180,074	1,168
	Capitec Bank Holdings, Ltd. (Banks)	34,381	3,170
	Clicks Group, Ltd. (Food & staples retailing)	162,265	2,365
	PSG Group, Ltd. (Diversified financial services)	211,465	3,589
	Santam, Ltd. (Insurance)	53,720	1,144
			11,436
	United Arab Emirates—1.2%
*	Network International Holdings plc (IT services)	446,857	3,365
	Total Common Stocks—97.4% (cost $236,249)		274,787

	Preferred Stock
	Brazil—0.8%
	Randon Participacoes S.A. (Machinery)	908,350	2,138
	Total Preferred Stock—0.8% (cost $1,810)		2,138

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.500% dated 6/28/19, due 7/1/19, repurchase price $224, collateralized by U.S. Treasury Note, 1.500%, due 8/15/26	$224	224
	Total Repurchase Agreement—0.1% (cost $224)		224
	Total Investments—98.3% (cost $238,283)		277,149
	Cash and other assets, less liabilities—1.7%		4,843
	Net assets—100.0%		$281,992

ADR = American Depository Receipt

GDR = Global Depository Receipt

* = Non-income producing security
† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	81

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2019 (unaudited)

At June 30, 2019, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Consumer Discretionary	25.6%
Information Technology	17.3%
Industrials	15.5%
Financials	13.5%
Consumer Staples	9.0%
Health Care	4.5%
Materials	4.3%
Communication Services	4.2%
Real Estate	3.7%
Utilities	1.7%
Energy	0.7%
Total	100.0%

At June 30, 2019, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	23.0%
New Taiwan Dollar	15.6%
Brazilian Real	13.7%
Hong Kong Dollar	12.6%
Yuan Renminbi	8.0%
South Korean Won	5.7%
South African Rand	4.1%
Philippine Peso	4.1%
Indonesian Rupiah	4.0%
Thai Baht	3.3%
U.S. Dollar	2.5%
Polish Zloty	1.6%
British Pound Sterling	1.2%
All Other Currencies	0.6%
Total	100.0%

See accompanying Notes to Financial Statements.

82	Semiannual Report	June 30, 2019

Fixed Income Market Review and Outlook

The Bloomberg Barclays U.S. Aggregate Index (the “Index”) returned 3.08% during the second quarter of 2019 and 6.11% for the year-to-date period ending June 30, 2019. It has been a favorable environment for high-quality bonds year-to-date. Interest rates declined throughout the first half of the year, as the 10 Year U.S. Treasury Note’s yield declined by roughly 0.70% year-to-date and traded at levels below 2.00% during June before closing the quarter with a yield of 2.01%. Corporate risk spreads declined during the first quarter of 2019 and changed little during the second quarter.

The Federal Open Market Committee (“FOMC”) made no changes to the target range of the federal funds rate year-to-date. However, the market’s expectations of FOMC activity has changed drastically. The market’s implied expectations indicated a belief that the FOMC would keep the target range of the Federal Funds rate unchanged during 2019, with more market participants protecting against rate hikes during the year than there were market participants protecting against rate cuts. At the end of the second quarter, the market’s implied expectations revealed expectations of two rate cuts during the last six months of 2019 (by 0.25% each time) with an immeasurably low number of market participants protecting against a rate hike. Interest rates on most tenors of U.S. Treasury securities (“Treasuries”) responded by declining to levels below the yield on three-month Treasury bills.

The FOMC also updated its plans regarding the size and composition of its balance sheet. The FOMC had been permitting the balance sheet to reduce by no more than $50 billion per month since October 2017. The FOMC will now permit the balance sheet to reduce by no more than $35 billion per month from May through September 2019 and by no more than $20 billion per month starting in October 2019. The FOMC communicated plans to change the composition of the balance sheet so that it is comprised of primarily Treasuries. The FOMC intends to allow the balance sheet’s agency mortgage-backed securities (“MBS”) to decline at a rate of no more than $20 billion per month, while any cash flows generated in excess of $20 billion per month will be reinvested into Treasuries. The FOMC also stated that “limited sales of agency MBS might be warranted in the longer run to reduce or eliminate residual holdings. The timing and pace of any sales would be communicated to the public well in advance.”

U.S. Treasury Inflation-Protected Securities (“TIPS”) performed in-line with comparable fixed-rate Treasuries year-to-date. Market-implied breakeven inflation rates changed little since the beginning of year, although the implied expectations increased significantly during the first quarter and decreased significantly during the second quarter. The current implied inflation expectations are below the FOMC’s stated objective of 2.0% to 2.5% per year.

Agency MBS outperformed comparable duration U.S. Treasuries year-to-date despite underperforming during the second quarter. The best-performing segments of the market year-to-date were higher-coupon 30-year pools (coupons of 6.0% and 6.5%) and 30-year 3.0% pools that became the production coupon (the coupon of pools given the prevailing level of mortgage rates) amid the declining interest rate environment during the first half of 2019.

Corporate bonds of all tenors, credit qualities, and sectors outperformed similar-maturity Treasury instruments during the second quarter and year-to-date. Longer-maturity corporate bonds outperformed shorter-maturity corporate bonds after adjusting for the effects of duration. Lower-quality segments of the market outperformed higher-quality segments of the market year-to-date. Emerging market corporate bonds also generated strong returns during the first half of 2019.

We believe that the FOMC will be measured in its decisions to decrease the target range of the federal funds rate in 2019. The U.S. economy is growing; forecasters predict a real GDP growth rate of approximately 2.1% during 2019. In addition, the U.S. labor market is adding jobs and the unemployment rate is at 3.7% as of June 30, 2019. Estimates of wage inflation are roughly 3.7%, while estimates of core personal consumption expenditures (“PCE”) are 1.5% as of June 30, 2019. We believe that the FOMC will not cut rates to levels that may spur undesired inflationary pressures.

We believe TIPS are an attractive alternative to fixed-rate Treasuries to mitigate the effects of rising rates driven by accelerating inflationary pressures. We believe that spread sectors remain attractive relative to Treasuries over the intermediate-to-long term. Corporate risk premiums are at levels above their longer-term averages, and we believe there are attractive opportunities in this market. Risk premiums of higher-coupon segments of the agency MBS market remain attractive.

June 30, 2019	William Blair Funds	83

Fixed Income Market Review and Outlook (continued)

We believe that higher-coupon segments (30-year MBS coupon rates of 5.0% and above) of the agency MBS market offer compelling value. In our view, these segments of the agency MBS market offer attractive spreads and a defensive duration profile. The key risk of these securities is that the underlying borrowers are in-the-money to refinance their loan. We believe this risk can be mitigated by focusing on pools comprised of borrowers that do not have the economic incentive to refinance their loans: low-loan balance pools.

We believe that there are opportunities in the corporate bond market. We remain concerned about company-specific risks, including shareholder-friendly activities such as leveraged finance mergers and acquisitions, large share repurchases, and special dividends. Importantly, we do not believe the market will enter a period of excessive leveraged buy-out activity.

84	Semiannual Report	June 30, 2019

Bond Fund

The Bond Fund seeks to outperform the Bloomberg Barclays U.S. Aggregate Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Paul J. Sularz Christopher T. Vincent

The William Blair Bond Fund (Class N shares) returned 8.05%, net of fees, for the six month period ended June 30, 2019. By comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index (the “Index”), returned 6.11%.

A couple of factors contributed to the Fund’s performance relative to the Index year-to-date. The Fund’s overweight to longer-maturity investment-grade corporate bonds was additive to performance. Positions that contributed to performance included bonds issued by AT&T, Inc., HSBC Holdings plc, Citigroup, Inc., and Toll Brothers Finance Corporation. The Fund experienced contributions from an allocation to high-yield corporate bonds coupled with favorable selection results, with specific contributions from positions in bonds issued by Navient Corporation, United Rentals North America, Inc., and Penske Automotive Group, Inc. Positioning in corporate bonds issued by companies domiciled in emerging markets also impacted results favorably, as holdings in bonds issued by Petrobras Global Finance B.V. and Mexichem S.A.B. de C.V. were additive. An overweight allocation to higher-coupon segments of the agency mortgage-backed securities market impacted results favorably.

There were a couple of factors that detracted from the Fund’s performance relative to the Index year-to-date. Credit risk hedging detracted from the Fund’s results as corporate bonds generated strong returns. Residual cash dragged on performance as bonds experienced gains.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund beginning on page 83 for additional information.

June 30, 2019	William Blair Funds	85

Bond Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2019
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	8.05%	7.89%	2.74%	2.80%	4.62%
Class I	8.09	7.99	2.94	2.98	4.80
Class R6	8.12	8.05	3.00	3.05	4.91
Bloomberg Barclays U.S. Aggregate Index	6.11	7.87	2.31	2.95	3.90

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bloomberg Barclays U.S. Aggregate Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2019. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

86	Semiannual Report	June 30, 2019

Bond Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—51.8%
U.S. Treasury Inflation Indexed Notes/Bonds—6.4%
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	$19,894	$26,645
U.S. Treasury—0.1%
U.S. Treasury Floating Rate Note, 2.235%, due 4/30/21(a)	500	500
Federal Home Loan Mortgage Corp. (FHLMC)—13.5%
#J02986, 6.500%, due 7/1/21	5	5
#G12720, 5.500%, due 6/1/22	12	12
#D95621, 6.500%, due 7/1/22	257	267
#G14150, 4.500%, due 4/1/26	858	910
#J16051, 4.500%, due 7/1/26	503	536
#G02210, 7.000%, due 12/1/28	43	49
#G02183, 6.500%, due 3/1/30	7	8
#G01400, 7.000%, due 4/1/32	432	502
#G01728, 7.500%, due 7/1/32	73	89
#C01385, 6.500%, due 8/1/32	56	66
#C01623, 5.500%, due 9/1/33	67	74
#A15039, 5.500%, due 10/1/33	2	2
#A17603, 5.500%, due 1/1/34	1,438	1,606
#G01843, 6.000%, due 6/1/35	13	15
#G03711, 6.000%, due 6/1/37	411	472
#G04126, 6.000%, due 6/1/37	1,297	1,491
#A62858, 6.500%, due 7/1/37	71	80
#G03170, 6.500%, due 8/1/37	136	158
#A66843, 6.500%, due 10/1/37	602	718
#G07837, 6.500%, due 2/1/38	1,907	2,263
#G04053, 5.500%, due 3/1/38	552	613
#A78138, 5.500%, due 6/1/38	206	233
#G04641, 6.000%, due 6/1/38	992	1,131
#G04466, 5.500%, due 7/1/38	10,987	12,397
#G04544, 6.000%, due 8/1/38	575	653
#A81799, 6.500%, due 9/1/38	308	343
#G06964, 5.500%, due 11/1/38	1,513	1,699
#G05723, 6.500%, due 11/1/38	878	1,039
#G60366, 6.000%, due 10/1/39	11,406	13,036
#G05875, 5.500%, due 2/1/40	406	453
#G61450, 6.000%, due 4/1/40	11,311	13,013
#G61050, 5.500%, due 3/1/41	418	469
#C03665, 9.000%, due 4/1/41	359	420
#G06583, 5.000%, due 6/1/41	1,225	1,354
Total FHLMC Mortgage Obligations		56,176
Federal National Mortgage Association (FNMA)—31.8%
#900725, 6.000%, due 8/1/21	10	10
#893325, 7.000%, due 9/1/21	3	3
#949589, 5.500%, due 8/1/22	916	943
#949592, 6.000%, due 8/1/22	1,345	1,392
#AC5410, 4.500%, due 10/1/24	183	191
#AL8529, 6.000%, due 11/1/24	2,112	2,202
#AC9560, 5.000%, due 1/1/25	742	773
#255956, 5.500%, due 10/1/25	9	9
#AL2853, 4.500%, due 6/1/26	3,766	4,007
#AL9730, 4.500%, due 2/1/27	1,194	1,270
#AL2134, 4.000%, due 7/1/27	184	194
#AL9857, 4.000%, due 2/1/29	7,176	7,546

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#252925, 7.500%, due 12/1/29	$1	$1
#AD0729, 7.500%, due 12/1/30	6,721	7,899
#535977, 6.500%, due 4/1/31	5	6
#253907, 7.000%, due 7/1/31	1	1
#545339, 6.500%, due 11/1/31	29	33
#587849, 6.500%, due 11/1/31	7	7
#618547, 6.500%, due 11/1/31	3,576	4,104
#545437, 7.000%, due 2/1/32	34	39
#545759, 6.500%, due 7/1/32	283	327
#545869, 6.500%, due 7/1/32	923	1,065
#670385, 6.500%, due 9/1/32	439	511
#254548, 5.500%, due 12/1/32	28	31
#703391, 5.000%, due 5/1/33	95	104
#708993, 5.000%, due 6/1/33	18	20
#730131, 5.000%, due 8/1/33	45	49
#741850, 5.500%, due 9/1/33	326	362
#555800, 5.500%, due 10/1/33	32	35
#CA2754, 4.500%, due 11/1/33	859	924
#756153, 5.500%, due 11/1/33	363	403
#AL3455, 5.500%, due 11/1/33	4,470	4,994
#AL3401, 5.500%, due 2/1/34	885	989
#763798, 5.500%, due 3/1/34	57	63
#725611, 5.500%, due 6/1/34	70	78
#745563, 5.500%, due 8/1/34	413	459
#794474, 6.000%, due 10/1/34	34	39
#745092, 6.500%, due 7/1/35	223	259
#357944, 6.000%, due 9/1/35	10	12
#AD0979, 7.500%, due 10/1/35	48	56
#745349, 6.500%, due 2/1/36	193	232
#888305, 7.000%, due 3/1/36	7	8
#895637, 6.500%, due 5/1/36	42	48
#831540, 6.000%, due 6/1/36	15	17
#893318, 6.500%, due 8/1/36	8	9
#310037, 6.500%, due 10/1/36	120	143
#831926, 6.000%, due 12/1/36	444	504
#902974, 6.000%, due 12/1/36	116	131
#AB0265, 6.000%, due 2/1/37	9,291	10,680
#938440, 6.000%, due 7/1/37	66	75
#948689, 6.000%, due 8/1/37	106	118
#888703, 6.500%, due 8/1/37	2,880	3,456
#888530, 7.500%, due 8/1/37	817	995
#AL6411, 7.000%, due 12/1/37	1,731	1,984
#AL0904, 5.500%, due 1/1/38	86	96
#889371, 6.000%, due 1/1/38	2,068	2,376
#962058, 6.500%, due 3/1/38	967	1,130
#934006, 6.500%, due 9/1/38	244	296
#986856, 6.500%, due 9/1/38	101	123
#991911, 7.000%, due 11/1/38	103	117
#AL3775, 5.000%, due 1/1/39	1,255	1,378
#AD0752, 7.000%, due 1/1/39	432	522
#AA7611, 5.000%, due 5/1/39	499	549
#AA8443, 5.000%, due 6/1/39	139	154
#AC1619, 5.500%, due 8/1/39	300	332
#AD0315, 6.500%, due 8/1/39	1,503	1,775
#AC9569, 5.000%, due 2/1/40	1,165	1,287
#AD0761, 5.000%, due 2/1/40	174	192
#AD1594, 5.000%, due 2/1/40	176	195

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	87

Bond Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#932751, 5.000%, due 4/1/40		$2,477	$2,735
#AD7137, 5.500%, due 7/1/40		3,239	3,662
#BM1689, 5.500%, due 8/1/40		2,619	2,911
#AH5585, 5.000%, due 2/1/41		123	136
#AI1201, 5.500%, due 4/1/41		3,849	4,350
#AL5815, 5.500%, due 4/1/41		3,177	3,589
#BM3525, 6.000%, due 4/1/41		11,178	12,766
#AI6071, 5.000%, due 6/1/41		1,119	1,236
#AI4222, 5.000%, due 7/1/41		88	96
#AL0672, 5.000%, due 7/1/41		1,982	2,189
#AL0913, 6.000%, due 7/1/41		1,167	1,324
#AL9226, 5.500%, due 12/1/41		13,305	14,939
#AL9225, 6.000%, due 1/1/42		5,908	6,776
#BM1328, 6.000%, due 1/1/42		2,945	3,383
#AK2733, 5.000%, due 2/1/42		1,339	1,477
Total FNMA Mortgage Obligations			131,901
Asset-Backed Securities—1.6%
Tesla Auto Lease Trust—144A, 2018-A, Tranche D, 3.300%, 5/20/20	Baa1	1,325	1,329
Centre Point Funding LLC—144A, 2012-2A, Tranche 1, 2.610%, 8/20/21	Baa1	967	962
Oxford Finance Funding LLC—144A, 2019-1A, Tranche B, 5.438%, 2/15/27	BB	1,180	1,209
SLM Private Education Loan Trust—144A, 2011-A, Tranche A3, 1M USD LIBOR + 2.500%, 4.894%, 1/15/43, VRN	AAA	3,071	3,089
Total Asset-Backed Securities			6,589

Corporate Obligations—44.1%
UBS Group Funding Switzerland AG, 5 year USD ICE Swap + 5.497%, 6.875%, due 3/22/21, VRN	BBB-	2,000	2,085
Fresenius Medical Care US Finance II, Inc.—144A, 5.875%, due 1/31/22	BBB	2,460	2,628
Masco Corporation, 5.950%, due 3/15/22	BBB	4,050	4,383
Discover Financial Services, 5.200%, due 4/27/22	BBB+	3,000	3,213
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	BBB+	3,900	4,058
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	BBB-	4,250	4,415
Itau Unibanco Holding S.A.—144A, 5.125%, due 5/13/23	Ba3	2,500	2,630
Wells Fargo & Co., 4.480%, due 1/16/24	A	4,250	4,559
Lennar Corporation, 4.500%, due 4/30/24	BBB-	2,450	2,582
Banco Inbursa S.A. Institucion de Banca Multiple-144A, 4.125%, due 6/6/24	BBB+	2,500	2,531
Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
Grupo Bimbo S.A.B. de C.V.—144A, 3.875%, due 6/27/24	BBB	$2,600	$2,689
Iron Mountain, Inc., 5.750%, due 8/15/24	B	675	684
SBA Communications Corporation, 4.875%, due 9/1/24	BB-	2,500	2,584
HSBC Holdings plc, 5 year USD ICE Swap + 3.705%, 6.375%, due 9/17/24, VRN	BBB	4,250	4,402
JPMorgan Chase & Co., 3M USD LIBOR + 3.330%, 6.100%, due 10/1/24, VRN	Baa2	4,265	4,598
Cemex S.A.B. de C.V.—144A, 5.700%, due 1/11/25	BB	3,000	3,124
Centene Corporation, 4.750%, due 1/15/25	BB+	2,000	2,069
Booz Allen Hamilton, Inc.—144A, 5.125%, due 5/1/25	B+	2,500	2,550
DaVita, Inc., 5.000%, due 5/1/25	Ba3	2,500	2,478
Simon Property Group L.P., 3.300%, due 1/15/26	A	4,500	4,650
Penske Automotive Group, Inc., 5.500%, due 5/15/26	Ba3	2,200	2,302
Post Holdings, Inc.—144A, 5.000%, due 8/15/26	B+	2,500	2,544
Xylem, Inc., 3.250%, due 11/1/26	BBB	2,225	2,242
Netflix, Inc., 4.375%, due 11/15/26	BB-	2,000	2,051
Glencore Funding LLC—144A, 4.000%, due 3/27/27	BBB+	4,000	4,043
Hess Corporation, 4.300%, due 4/1/27	BBB-	4,500	4,672
The Chemours Co., 5.375%, due 5/15/27	BB-	2,500	2,394
Sirius XM Radio, Inc.—144A, 5.000%, due 8/1/27	BB	2,500	2,553
Lear Corporation, 3.800%, due 9/15/27	Baa2	3,000	2,972
Motorola Solutions, Inc., 4.600%, due 2/23/28	BBB-	4,250	4,463
The Kroger Co., 8.000%, due 9/15/29	Baa1	3,500	4,670
United Rentals North America, Inc., 5.250%, due 1/15/30	BB-	2,500	2,575
Owens Corning, 7.000%, due 12/1/36	BBB	3,800	4,515
Yum! Brands, Inc., 6.875%, due 11/15/37	B+	2,500	2,644
ConocoPhillips, 6.500%, due 2/1/39	A	3,250	4,570
Citigroup, Inc., 5.875%, due 1/30/42	A	3,500	4,628
Bank of America Corporation, 5.875%, due 2/7/42	A+	3,500	4,658
Cox Communications, Inc.—144A, 4.700%, due 12/15/42	BBB+	4,300	4,288
Mexichem S.A.B. de C.V.—144A, 5.875%, due 9/17/44	BBB	3,000	3,142

See accompanying Notes to Financial Statements.

88	Semiannual Report	June 30, 2019

Bond Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
AbbVie, Inc., 4.700%, due 5/14/45	A-	$4,500	$4,589
ERP Operating L.P., 4.500%, due 6/1/45	A	4,000	4,579
Apple, Inc., 4.650%, due 2/23/46	AA+	3,500	4,157
PepsiCo, Inc., 4.450%, due 4/14/46	A+	3,500	4,193
Verizon Communications, Inc., 4.125%, due 8/15/46	A-	4,000	4,182
Brookfield Finance, Inc., 4.700%, due 9/20/47§	A-	4,500	4,711
CVS Health Corporation, 5.050%, due 3/25/48	BBB	4,250	4,534
Microsoft Corporation, 4.750%, due 11/3/55	AAA	3,500	4,449
AT&T, Inc., 5.700%, due 3/1/57	A-	3,750	4,421
Comcast Corporation, 4.950%, due 10/15/58	A-	2,000	2,445
Altria Group, Inc., 6.200%, due 2/14/59	A3	4,000	4,565
Corning, Inc., 5.850%, due 11/15/68	BBB+	4,000	4,695
Petrobras Global Finance BV, 6.850%, due 6/5/15	Ba2	3,000	3,117
Total Corporate Obligations			183,475
Total Long-Term Investments—97.5% (cost $391,771)			405,286

Repurchase Agreements
Fixed Income Clearing Corporation, 0.500% dated 6/28/19, due 7/1/19, repurchase price $1,083, collateralized by U.S. Treasury Note, 1.500%, due 8/15/26		1,083	1,083
Total Repurchase Agreement—0.2% (cost $1,083)			1,083

Issuer	Principal Amount	Value

Commercial Paper
Cargill Global Funding plc, 2.353%, due 7/1/19	$3,500	$3,500
The Western Union Co., 2.586%, due 7/1/19	3,500	3,500
Total Commercial Paper—1.7% (cost $7,000)		7,000
Total Investments—99.4% (cost $399,854)		413,369

Securities Sold, Not Yet Purchased

U.S. Government Agency—(2.4)%
Federal National Mortgage Association (FNMA)—(2.4)%
TBA, 3.000%, due 7/15/49	(10,000)	(10,086)
Total Securities Sold, Not Yet Purchased—(2.4)% (proceeds $10,043)		(10,086)
Cash and other assets, less liabilities—3.0%		12,489
Net assets—100.0%		$415,772

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by any of Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

TBA = To Be Announced-TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after June 30, 2019. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.

VRN = Variable Rate Note

§ = Deemed illiquid pursuant to a Liquidity Risk Management Program approved by the Board of Trustees. This holding represents 1.13% of the Fund’s net assets at June 30, 2019.

(a) Security, or a portion of security, is segregated as collateral for the centrally cleared credit default swap, aggregating a total of $200.

Centrally Cleared Credit Default Swap

Reference Entity	Buy/Sell Protection	Fixed Deal Pay Rate	Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Upfront Payment Paid (Received)	Value	Unrealized Appreciation (Depreciation)
CDX.IG-31	Buy	1.000%	3M	December 2023	ICE	$25,000	$ (423)	(573)	$(150)

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	89

Income Fund

The Income Fund seeks a high level of current income with relative stability of principal.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Christopher T. Vincent

The William Blair Income Fund (Class N shares) returned 4.33%, net of fees, for the six month period ended June 30, 2019. By comparison, the Fund’s benchmark, the Bloomberg Barclays Intermediate Government/Credit Bond Index (the “Index”), returned 4.97%.

A couple of factors detracted from the Fund’s performance relative to the Index year-to-date. Interest rate positioning detracted from results, as the Fund had a defensive duration posture during a period of declining interest rates. In addition, the Fund was underweight to BBB-rated corporate bonds, and that hindered relative results as BBB-rated corporate bonds generated strong performance during the period.

There were a couple of factors that contributed to the Fund’s relative performance year-to-date. An allocation to higher-coupon segments of the agency mortgage-backed securities market impacted results favorably. Some corporate bond holdings were additive to performance, including positions in bonds issued by Vale Overseas, Ltd., Apple, Inc., and Citigroup, Inc.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund beginning on page 83 for additional information.

90	Semiannual Report	June 30, 2019

Income Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2019
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	4.33%	4.60%	1.45%	1.63%	3.07%	—
Class I	4.57	4.93	1.70	1.90	3.31	—
Class R6	—	—	—	—	—	1.47%
Bloomberg Barclays Intermediate Government/ Credit Bond Index	4.97	6.93	1.99	2.39	3.24	2.45

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2019.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bloomberg Barclays Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2019. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

June 30, 2019	William Blair Funds	91

Income Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Principal
Issuer	Amount	Value

U.S. Government and U.S. Government Agency—55.0%
U.S. Treasury Inflation Indexed Notes/Bonds—2.4%
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	$1,166	$1,561
Federal Home Loan Mortgage Corp. (FHLMC)—14.0%
#J05444, 6.000%, due 8/1/22	19	19
#E02388, 6.000%, due 9/1/22	27	28
#E02490, 6.000%, due 4/1/23	33	34
#J13022, 4.000%, due 9/1/25	295	310
#G14150, 4.500%, due 4/1/26	81	86
#J16051, 4.500%, due 7/1/26	568	604
#A17603, 5.500%, due 1/1/34	416	465
#G01705, 5.500%, due 6/1/34	819	899
#A45790, 7.500%, due 5/1/35	85	96
#G04126, 6.000%, due 6/1/37	197	227
#G03201, 6.500%, due 6/1/37	117	138
#A66843, 6.500%, due 10/1/37	192	230
#G03534, 6.500%, due 10/1/37	1,460	1,719
#G04564, 6.000%, due 12/1/37	159	182
#A81799, 6.500%, due 9/1/38	173	192
#G05566, 5.500%, due 12/1/38	108	121
#G60366, 6.000%, due 10/1/39	851	972
#G05875, 5.500%, due 2/1/40	81	91
#G61450, 6.000%, due 4/1/40	1,102	1,268
#C03665, 9.000%, due 4/1/41	174	204
#G06583, 5.000%, due 6/1/41	965	1,066
Total FHLMC Mortgage Obligations		8,951
Federal National Mortgage Association (FNMA)—38.6%
#880991, 5.500%, due 1/1/22	33	33
#735574, 8.000%, due 3/1/22	23	24
FNR G93-19 SH, 1M LIBOR + 56.169%, 11.234%, due 4/25/23, VRN	11	12
#982885, 5.000%, due 5/1/23	164	171
#AL0955, 6.000%, due 5/1/23	76	77
#933985, 5.500%, due 8/1/23	86	89
#AL7213, 5.500%, due 12/1/23	454	469
#AL8529, 6.000%, due 11/1/24	1,800	1,877
#255956, 5.500%, due 10/1/25	26	28
#AH0971, 4.000%, due 12/1/25	296	312
#AL2853, 4.500%, due 6/1/26	487	518
#AJ6954, 4.000%, due 11/1/26	128	135
#AL9730, 4.500%, due 2/1/27	955	1,016
#256639, 5.000%, due 2/1/27	5	6
#806458, 8.000%, due 6/1/28	72	80
#AL9857, 4.000%, due 2/1/29	5,646	5,937
#880155, 8.500%, due 7/1/29	142	161
#797846, 7.000%, due 3/1/32	35	35
#745519, 8.500%, due 5/1/32	49	56
#654674, 6.500%, due 9/1/32	34	38
#254693, 5.500%, due 4/1/33	5	5
#555531, 5.500%, due 6/1/33	46	51
#711736, 5.500%, due 6/1/33	70	77
#555591, 5.500%, due 7/1/33	8	8
#CA2754, 4.500%, due 11/1/33	470	505
#AL3455, 5.500%, due 11/1/33	1,313	1,467
#776964, 5.000%, due 4/1/34	219	240
Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#725424, 5.500%, due 4/1/34		$49	$55
#888884, 5.500%, due 12/1/35		109	121
#888703, 6.500%, due 8/1/37		608	730
#928658, 6.500%, due 9/1/37		19	22
#AL6411, 7.000%, due 12/1/37		554	635
#962058, 6.500%, due 3/1/38		313	365
#991911, 7.000%, due 11/1/38		66	75
#AC9569, 5.000%, due 2/1/40		155	171
#BM1689, 5.500%, due 8/1/40		354	393
#AL5815, 5.500%, due 4/1/41		454	513
#BM3525, 6.000%, due 4/1/41		992	1,133
#AL9226, 5.500%, due 12/1/41		4,205	4,721
#BM1328, 6.000%, due 1/1/42		449	516
#AL9225, 6.000%, due 1/1/42		1,625	1,863
Total FNMA Mortgage Obligations			24,740

Asset-Backed Securities—4.4%
Tesla Auto Lease Trust-144A, 2018-A, Tranche C, 2.970%, 4/20/20	Aa3	150	150
Capital One Multi-Asset Execution Trust, 2015-A3, Tranche A3, 1M LIBOR + 0.400%, 2.794%, 3/15/23, VRN	AAA	750	752
Chase Issuance Trust, 2018-A1, Tranche A1, 1M LIBOR + 0.200%, 2.594%, 4/17/23, VRN	AAA	500	500
Verizon Owner Trust, 2018-A, Tranche A1B, 1M LIBOR + 0.240%, 2.623%, 4/20/23, VRN	AAA	598	598
Oxford Finance Funding LLC—144A, 2019-1A, Tranche A2, 4.459%, 2/15/27	BB	500	514
SLM Private Education Loan Trust-144A, 2011-A, Tranche A3,
1M USD LIBOR + 2.500%, 4.894%, 1/15/43, VRN	AAA	307	309
Total Asset-Backed Securities			2,823

Corporate Obligations—35.4%
Burlington Northern Santa Fe LLC, 4.700%, due 10/1/19	A+	650	653
JPMorgan Chase & Co., 3M USD LIBOR + 3.320%, 5.639%, due 10/1/19, VRN	Baa2	500	499
Citigroup, Inc., 2.450%, due 1/10/20	A	650	650
Branch Banking & Trust Co., 3M USD LIBOR + 0.450%, 3.047%, due 1/15/20, VRN	A1	500	501
American Express Credit Corporation, 3M USD LIBOR + 0.730%, 3.251%, due 5/26/20, VRN	A2	500	503

See accompanying Notes to Financial Statements.

92	Semiannual Report	June 30, 2019

Income Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

U.S. Government Agency—(continued)
Corporate Obligations—(continued)
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A+	$600	$624
HSBC Holdings plc, 3M USD LIBOR + 2.240%, 4.693%, due 3/8/21, VRN	AA-	500	514
Westpac Banking Corporation, 3M USD LIBOR + 1.000%, 3.535%, due 5/13/21, VRN	AA-	500	507
Chevron Corporation, 3M USD LIBOR + 0.950%, 3.475%, due 5/16/21, VRN	AA	500	508
The Charles Schwab Corporation, 3M USD LIBOR + 0.320%, 2.842%, due 5/21/21, VRN	A	500	501
Capital One Financial Corporation, 4.750%, due 7/15/21	A-	650	680
Apple, Inc., 1.550%, due 8/4/21	AA+	650	644
Lloyds Banking Group plc, 3.000%, due 1/11/22	A+	650	657
FedEx Corporation, 3.400%, due 1/14/22	BBB	500	513
Bancolombia S.A., 5.125%, due 9/11/22	BBB-	400	419
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	BBB+	500	520
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	BBB-	500	519
Ryder System, Inc., 3.750%, due 6/9/23	A-	650	677
Wells Fargo & Co., 4.480%, due 1/16/24	A	650	697
The Goldman Sachs Group, Inc., 4.000%, due 3/3/24	A	650	690
Bank of America Corporation, 3M USD LIBOR + 0.780%, 3.550%, due 3/5/24, VRN	A+	650	674
Mitsubishi UFJ Financial Group, Inc., 3.407%, due 3/7/24	A1	650	675
Grupo Bimbo S.A.B. de C.V—144A, 3.875%, due 6/27/24	BBB	500	517
BNP Paribas S.A., 4.250%, due 10/15/24	A	650	684
CVS Health Corporation, 4.100%, due 3/25/25	BBB	500	528
AbbVie, Inc., 3.600%, due 5/14/25	A-	650	672
ERP Operating L.P., 3.375%, due 6/1/25	A	650	680
Comcast Corporation, 3.950%, due 10/15/25	A-	650	702
Intercontinental Exchange, Inc., 3.750%, due 12/1/25	A	650	695
Simon Property Group L.P., 3.300%, due 1/15/26	A	650	672
AT&T, Inc., 4.125%, due 2/17/26	A-	650	692
Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

U.S. Government Agency—(continued)
Corporate Obligations—(continued)
ConocoPhillips Co., 4.950%, due 3/15/26	A	$650	$743
Brookfield Finance, Inc., 4.250%, due 6/2/26	A-	650	679
Amazon.com, Inc., 3.150%, due 8/22/27	AA-	650	684
Motorola Solutions, Inc., 4.600%, due 2/23/28	BBB-	500	525
Quest Diagnostics, Inc., 4.200%, due 6/30/29	BBB+	675	722
The Kroger Co., 8.000%, due 9/15/29	Baa1	500	667
Total Corporate Obligations			22,687
Total Long-Term Investments—94.8% (cost $60,420)			60,762

Repurchase Agreement
Fixed Income Clearing Corporation, 0.500% dated 6/28/19, due 7/1/19, repurchase price $1,878, collateralized by U.S. Treasury Note, 1.500%, due 8/15/26		1,878	1,878
Total Repurchase Agreement—2.9% (cost $1,878)			1,878

Commercial Paper
Cargill Global Funding plc, 2.353%, due 7/1/19		600	600
Eli Lilly & Co., 2.383%, due 7/2/19		600	600
Total Commercial Paper—1.9% (cost $1,200)			1,200
Total Investments—99.6% (cost $63,498)			63,840

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	93

Income Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

	Principal
Issuer	Amount	Value

Securities Sold, Not Yet Purchased

U.S. Government Agency—(4.7)%
Federal National Mortgage Association (FNMA)—(4.7)% TBA, 2.500%, due 7/1/34	$(3,000)	$(3,021)
Total Securities Sold, Not Yet Purchased—(4.7)% (proceeds $3,003)		(3,021)
Cash and other assets, less liabilities—5.1%		3,252
Net assets—100.0%		$64,071

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by any of Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

TBA = To Be Announced—TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after June 30, 2019. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

94	Semiannual Report	June 30, 2019

Low Duration Fund

The Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Paul J. Sularz Christopher T. Vincent

The William Blair Low Duration Fund (Class N shares) returned 2.46%, net of fees, for the six month period ended June 30, 2019. By comparison, the Fund’s benchmark, the Bank of America/Merrill Lynch 1-Year U.S. Treasury Note Index (the “Index”), returned 1.76%.

A couple of factors contributed to the Fund’s performance relative to the Index year-to-date. The Fund’s holdings of higher-coupon agency mortgage-backed securities was additive to results. An allocation to floating-rate corporate and asset-backed securities positively contributed to performance due to the additional income the securities offered. The Fund’s interest rate positioning also impacted results favorably, as the Fund had more duration during a period of declining short-term interest rates.

A couple of factors detracted from the Fund’s performance relative to the Index year-to-date. Residual cash held in the portfolio detracted from performance as short-term bonds outperformed cash during the period. The Fund also hedged some of its interest rate risk, and these hedges detracted from results as interest rates declined.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund beginning on page 83 for additional information.

June 30, 2019	William Blair Funds	95

Low Duration Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2019
	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
Class N	2.46%	2.97%	1.38%	1.14%	1.21%
Class I	2.54	3.26	1.57	1.33	1.38
Class R6	2.56	3.29	1.61	1.38	1.48
Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index	1.76	2.98	1.43	1.02	0.73

(a)	Since inception is for the period from December 1, 2009 (Commencement of Operations) to June 30, 2019.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on June 30, 2019. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

96	Semiannual Report	June 30, 2019

Low Duration Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (Unaudited)

Issuer	Principal Amount	Value

U.S. Government Agency—53.0%
Federal Home Loan Mortgage Corp. (FHLMC)—13.8%
#B17294, 5.000%, due 11/1/19	$6	$6
#B19222, 4.500%, due 4/1/20	9	9
#J02537, 5.000%, due 9/1/20	5	6
#G11836, 5.500%, due 12/1/20	2	2
#E02322, 5.500%, due 5/1/22	11	11
#G12725, 6.000%, due 6/1/22	49	50
#G13124, 6.000%, due 12/1/22	123	127
#J06871, 5.500%, due 1/1/23	26	27
#J08450, 5.500%, due 7/1/23	17	18
#J08703, 5.500%, due 9/1/23	20	20
#C00351, 8.000%, due 7/1/24	26	28
#J11208, 5.000%, due 11/1/24	39	40
#G00363, 8.000%, due 6/1/25	41	45
#C80329, 8.000%, due 8/1/25	8	9
#G04821, 8.500%, due 7/1/31	1,478	1,802
#G07837, 6.500%, due 2/1/38	1,035	1,228
#G04641, 6.000%, due 6/1/38	1,163	1,326
#A81372, 6.000%, due 8/1/38	196	224
#G04687, 6.000%, due 9/1/38	50	57
#G04745, 6.000%, due 9/1/38	180	205
#A81799, 6.500%, due 9/1/38	162	180
#G06085, 6.500%, due 9/1/38	47	55
#G05723, 6.500%, due 11/1/38	798	944
#G61450, 6.000%, due 4/1/40	5,934	6,827
#4122, Tranche FP, 1M LIBOR + 0.400%, 2.794%, due 10/15/42, VRN	606	605
Total FHLMC Mortgage Obligations		13,851
Federal National Mortgage Association (FNMA)—39.2%
#785259, 5.000%, due 8/1/19	1	1
#761530, 5.500%, due 8/1/19	1	1
#761489, 5.500%, due 9/1/19	1	1
#725953, 5.000%, due 10/1/19	1	1
#357865, 5.000%, due 7/1/20	10	11
#879607, 5.500%, due 4/1/21	8	8
#831497, 6.000%, due 4/1/21	39	39
#831525, 5.500%, due 6/1/21	12	12
#880993, 6.000%, due 1/1/22	3	3
#888982, 6.000%, due 12/1/22	56	58
#972934, 5.500%, due 2/1/23	73	75
#889670, 5.500%, due 6/1/23	15	16
#AE0011, 5.500%, due 9/1/23	16	16
#AL7213, 5.500%, due 12/1/23	724	748
#995395, 6.000%, due 12/1/23	42	44
#AL7638, 5.500%, due 1/1/24	2,130	2,204
#190988, 9.000%, due 6/1/24	11	11
#AL8529, 6.000%, due 11/1/24	6,939	7,235
#AL2853, 4.500%, due 6/1/26	1,469	1,563
#AL9730, 4.500%, due 2/1/27	1,433	1,524
#AL9857, 4.000%, due 2/1/29	2,126	2,236
#555933, 7.000%, due 6/1/32	406	462
#886762, 7.000%, due 9/1/36	223	264
#948637, 6.500%, due 8/1/37	208	241
Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#888703, 6.500%, due 8/1/37		$2,273	$2,727
#888530, 7.500%, due 8/1/37		1,634	1,990
#AL6411, 7.000%, due 12/1/37		1,731	1,984
#AD0100, 7.000%, due 12/1/38		563	674
#AE0934, 6.500%, due 10/1/39		1,891	2,243
#BM3525, 6.000%, due 4/1/41		3,571	4,078
#AL9226, 5.500%, due 12/1/41		3,138	3,523
#BM1328, 6.000%, due 1/1/42		1,603	1,841
#AL9225, 6.000%, due 1/1/42		2,954	3,388
Total FNMA Mortgage Obligations			39,222

Asset-Backed Securities—12.0%
Tesla Auto Lease Trust-144A, 2018-A, Tranche A, 2.320%, 12/20/19	Aaa	80	80
Nissan Auto Lease Trust, 2018-A, Tranche A2B, 1M USD LIBOR + 0.150%, 2.634%, 2/16/21, VRN	AAA	1,380	1,379
GM Financial Consumer Automobile Receivables Trust, 2018-3, Tranche A2B, 1M USD LIBOR + 0.110%, 2.504%, 7/16/21, VRN	AAA	1,267	1,267
Ford Credit Auto Owner Trust, 2018-B, Tranche A2B, 1M USD LIBOR + 0.120%, 2.514%, 9/15/21, VRN	Aaa	536	536
PFS Financing Corporation-144A, 2018-A, Tranche A, 1M USD LIBOR + 0.400%, 2.794%, 2/15/22, VRN	AAA	1,500	1,500
Verizon Owner Trust-144A, 2017-3A, Tranche A1B, 1M LIBOR + 0.270%, 2.653%, 4/20/22, VRN	AAA	1,500	1,502
Mercedes-Benz Master Owner Trust-144A, 2017-BA, Tranche A, 1M LIBOR + 0.420%, 2.814%, 5/16/22, VRN	Aaa	2,280	2,284
GMF Floorplan Owner Revolving Trust-144A, 2017-2, Tranche A2, 1M USD LIBOR + 0.430%, 2.824%, 7/15/22, VRN	Aaa	1,000	1,002
Oxford Finance Funding LLC-144A, 2019-1A, Tranche A2, 4.459%, 2/15/27	BB	1,000	1,028
SLM Private Education Loan Trust-144A, 2011-A, Tranche A3, 1M USD LIBOR + 2.500%, 4.894%, 1/15/43, VRN	AAA	1,443	1,452
Total Asset-Backed Securities			12,030

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	97

Low Duration Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (Unaudited)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—33.3%
Mondelez International Holdings Netherlands BV-144A, 3M USD LIBOR + 0.610%, 3.192%, due 10/28/19, VRN	A3	$1,750	$1,752
Daimler Finance North America LLC-144A, 3M USD LIBOR + 0.620%, 3.203%, due 10/30/19, VRN	A	1,600	1,603
Citigroup, Inc., 3M USD LIBOR + 0.790%, 3.374%, due 1/10/20, VRN	A	1,853	1,859
Branch Banking & Trust Co., 3M USD LIBOR + 0.450%, 3.047%, due 1/15/20, VRN	A1	1,700	1,703
Capital One Financial Corporation, 3M USD LIBOR + 0.760%, 3.295%, due 5/12/20, VRN	A-	1,750	1,758
Diageo Capital plc, 3M USD LIBOR + 0.240%, 2.760%, due 5/18/20, VRN	A-	750	751
Harley-Davidson Financial Services, Inc.-144A, 3M USD LIBOR + 0.500%, 3.022%, due 5/21/20, VRN	A	1,000	1,000
National Australia Bank Ltd.-144A, 3M USD LIBOR + 0.510%, 3.033%, due 5/22/20, VRN	AA-	1,750	1,758
John Deere Capital Corporation, 3M USD LIBOR + 0.290%, 2.633%, due 6/22/20, VRN	A	1,000	1,002
Nissan Motor Acceptance Corp.-144A, 3M USD LIBOR + 0.390%, 2.987%, due 7/13/20, VRN	A-	1,250	1,250
Caterpillar Financial Services Corporation, 3M USD LIBOR + 0.290%, 2.793%, due 9/4/20, VRN	A	1,000	1,002
Apple, Inc., 3M USD LIBOR + 1.130%, 3.654%, due 2/23/21, VRN	AA+	1,000	1,017
JPMorgan Chase & Co., 3M USD LIBOR + 1.480%, 4.000%, due 3/1/21, VRN	AA-	1,750	1,781
Wells Fargo & Co., 3M USD LIBOR + 1.340%, 3.843%, due 3/4/21, VRN	A+	1,750	1,777
HSBC Holdings plc, 3M USD LIBOR + 2.240%, 4.693%, due 3/8/21, VRN	AA-	1,750	1,801
Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
Bank of America Corporation, 3M USD LIBOR + 1.420%, 4.012%, due 4/19/21, VRN	A+	$1,000	$1,019
The Goldman Sachs Group, Inc., 3M USD LIBOR + 1.360%, 3.940%, due 4/23/21, VRN	A	1,000	1,015
Westpac Banking Corporation, 3M USD LIBOR + 1.000%, 3.535%, due 5/13/21, VRN	AA-	1,750	1,774
The Charles Schwab Corporation, 3M USD LIBOR + 0.320%, 2.842%, due 5/21/21, VRN	A	1,000	1,002
The Toronto-Dominion Bank, 3M USD LIBOR + 0.430%, 2.881%, due 6/11/21, VRN	Aa1	1,000	1,004
Barclays plc, 3M USD LIBOR + 2.110%, 4.655%, due 8/10/21, VRN	A	1,750	1,789
KeyBank NA, 3M USD LIBOR + 0.810%, 3.333%, due 11/22/21, VRN	A-	1,750	1,766
Bristol-Myers Squibb Co.-144A, 2.600%, due 5/16/22	A+	1,000	1,013
Ryder System, Inc., 2.875%, due 6/1/22	A-	1,150	1,164
Total Corporate Obligations			33,360
Total Long-Term Investments—98.3% (cost $98,667)			98,463

Repurchase Agreement
Fixed Income Clearing Corporation, 0.500% dated 6/28/19, due 7/1/19, repurchase price $731, collateralized by U.S. Treasury Note, 1.500%, due 8/15/26		731	731
Total Repurchase Agreement—0.7% (cost $731)			731

Commercial Paper
Cargill Global Funding plc, 2.353%, due 7/1/19		1,500	1,500
Total Commercial Paper—1.5% (cost $1,500)			1,500
Total Investments—100.5% (cost $100,898)			100,694

See accompanying Notes to Financial Statements.

98	Semiannual Report	June 30, 2019

Low Duration Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (Unaudited)

Issuer	Principal Amount	Value

Securities Sold, Not Yet Purchased

U.S. Government Agency
Federal National Mortgage Association (FNMA)—(12.1)%
TBA, 2.500%, due 7/1/34	$(12,000)	$(12,085)
Total Securities Sold, Not Yet Purchased—(12.1)% (proceeds $12,013)		(12,085)
Cash and other assets, less liabilities—11.6%		11,584
Net assets—100.0%		$100,193

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by any of Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

TBA = To Be Announced—TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after June 30, 2019. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	99

Macro Allocation Fund

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Thomas Clarke Brian D. Singer

The William Blair Macro Allocation Fund (Class N shares) posted a 2.45% increase, net of fees, for the six-month period ending June 30, 2019. By comparison, the Fund’s benchmark index, the Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”), increased 1.24%.

After a turbulent end to calendar year 2018, equity markets rebounded handsomely over the past six months, with the MSCI All Country World Index gaining +16.38% in fully hedged terms. Strong performance came from European, U.S., and Australian equity markets while Japanese and emerging markets lagged (though still positive). Bond yields fell, generally speaking, providing strong positive returns to bond indices. Within currencies, strong performance can be seen in energy-sensitive currencies such as the Russian ruble and Mexican peso, while underperformers have been developed European currencies such as the Swedish krona, euro, and British pound.

The Fund’s market and currency strategies were both positive during the period. Within markets, the Fund saw positive contributions from long exposure to Europe, the U.K., Singapore, and emerging market equities. Detracting from the Fund’s market strategy performance was short exposure to Canadian and Swiss equities, short exposure to European sovereign bonds, and sector positioning within U.S. equities. Within the Fund’s active currency strategy, positive performance was gained from long exposure to the Philippine peso, Mexican peso, and Russian ruble. Negative contribution to performance came from the Fund’s short exposure to the Thai baht, Indonesian rupiah, and long exposure to the Swedish krona.

We have observed for some time that a large part of the influence on equities, when they have been rallying, has been central bank policy. This includes direct communication from monetary authorities about what they might do, as well as changes in market expectations ahead of such communication when investors collectively predict what central bank committees might do. More specifically, the perception that the Federal Reserve (the “Fed”) and the European Central Bank (the “ECB”) will continue to act to contain equity declines and fuel price recoveries has become pervasive. Linking the developments in equities and bonds in the last six months reveals as much, and repeats a pattern very similar to what happened in the fourth quarter of 2018 and earlier this year. As stocks fall—as they did in May [of 2019] and also October through December of 2018—interest rate markets sharply revise downward monetary expectations, changing them from expected rate increases, to no changes, to cuts, and to longer periods at low or negative levels. In both recent episodes, this adjustment has mostly happened before central bank spokespeople have commented. Subsequently, more dovish (than before) statements from Fed Chairman Powell and ECB President Draghi confirm these changed expectations—anchoring them at lower levels, after which equities rebounded.

We have opined that such apparent “ceding of control” of policy to market sentiment is not a good thing, even though it has ostensibly been effective if its aim was indeed to underwrite stock markets. What appears to have developed is that the “cycle” outlined previously has recurred with increasing frequency; the May 2019 market downturn produced a response from central banks (ratifying more dovish monetary assessments) after less time and after a smaller price decline than the downturn seen at the end of 2018. In this sense, it is less of an issue in our eyes that central banks can support markets, than that they are having to do so at more frequent intervals. While we find some equity markets fundamentally attractive (several in Europe and developed Asia-Pacific, also Brazil, India, Vietnam), we remain reluctant to assume significant aggregate long equity exposure in portfolios because, overall, our analysis leads us to expect relatively meager equity returns and largely unpredictable negative shocks to the downside that seem to increasingly lead to additional ratchets in expectations toward ever

100	Semiannual Report	June 30, 2019

Macro Allocation Fund

AN OVERVIEW FROM THE PORTFOLIO MANAGERS (CONTINUED)

greater monetary accommodation, and which likely require major central banks to confirm the same. Furthermore, global economic activity is slowing and has been doing so for more than a year, which is reflected in Industrial Purchasing Managers’ Index (“PMI”) reports across the world. Such indicators are consistent with almost flat growth (i.e. no expansion) on an aggregate basis. While this data provides justification for easier monetary expectations (justification other than just market price weakness), it leads us to believe that the forward-looking environment for equities is not as strong right now.

In the current environment, we have continued our stance of carrying low total equity exposure (systematic “beta”), and employing linear option replication, which involves selling equities as they depreciate and buying as they appreciate, as a means of navigating what we’ve discussed previously. Contrastingly, we have looked to increase risk exposure to areas of our investment universe where we believe that opportunities are not exposed to systematic risk, and this has mostly involved our currency strategy. Generally, we remain long emerging market currencies and short developed market currencies, but recent strategy changes have not been in this direction. Also, we continue to see a lack of correlation between movements in exchange rates and equity markets so far in 2019. It is especially notable that we have not seen emerging currencies depreciate along with equity markets so far, providing the breadth and diversification that we seek when investing in currencies.

June 30, 2019	William Blair Funds	101

Macro Allocation Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2019
	Year to Date	1 Year	3 Year	5 Year	Since Inception
Class N(a)	2.45%	2.77%	2.63%	0.43%	4.35%
Class I(a)	2.64	3.09	2.93	0.72	4.64
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index(a)	1.24	2.31	1.38	0.87	0.60
Class R6(b)	2.64	3.14	3.01	0.81	1.44
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index(b)	1.24	2.31	1.38	0.87	0.77

(a)	Since inception is for the period from November 29, 2011 (Commencement of Operations) to June 30, 2019.
(b)	Since inception is for the period from October 21, 2013 (Commencement of Operations) to June 30, 2019.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. The Fund involves a high level of risk and may not be appropriate for everyone. You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment strategies will be successful. The Fund is not a complete investment program. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity. The Index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

This report identifies the Fund’s investments on June 30, 2019. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Portfolio Allocation (Unaudited)

The table below provides the allocation of the Fund’s holdings as a percent of net assets as of June 30, 2019.

Category	% of net assets
Equity Exchange-Traded Funds	59.6%
Fixed Income Exchange-Traded Funds	4.3
Foreign Government Bond	2.3
Repurchase Agreement	7.5
U.S. Government	23.5
Cash and Other Assets, Less Liabilities	2.8
Net Assets	100.0%

See accompanying Notes to Financial Statements.

102	Semiannual Report	June 30, 2019

Macro Allocation Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Exchange-Traded Funds—63.9%
Equity Exchange-Traded Funds—59.6%
Consumer Staples Select Sector SPDR Fund	231,600	$13,449
Dragon Capital-Vietnam Enterprise Investments, Ltd. Class “C”§	3,275,100	18,134
Energy Select Sector SPDR Fund	307,900	19,616
Global X MSCI Greece ETF	2,607,200	24,925
iShares Core MSCI Emerging Markets ETF	694,600	35,730
iShares MSCI Brazil ETF	826,300	36,126
iShares MSCI India ETF	274,500	9,690
iShares MSCI Malaysia ETF	297,500	8,845
iShares Russell 1000 Value ETF	283,100	36,016
SPDR S&P 500 ETF Trust	1,095,700	321,040
Utilities Select Sector SPDR Fund	77,800	4,639
VanEck Vectors Russia ETF	98,700	2,332
Total Equity Exchange-Traded Funds		530,542
Fixed Income Exchange-Traded Funds—4.3%
iShares iBoxx $ Investment Grade Corporate Bond ETF	220,300	27,399
SPDR Bloomberg Barclays High Yield Bond ETF	95,000	10,349
Total Fixed Income Exchange-Traded Funds		37,748
Total Exchange-Traded Funds—63.9% (cost $519,931)		568,290

Foreign Government Bond—2.3%
Malaysia
Malaysia Government Bond, 3.492%, due 3/31/20	MYR 85,568	20,759
Total Foreign Government Bonds—2.3% (cost $20,817)		20,759

Repurchase Agreement—7.5%
Fixed Income Clearing Corporation, 0.500% dated 6/28/19, due 7/1/19, repurchase price $66,872, collateralized by U.S. Treasury Note, 1.500%, due 8/15/26	66,869	66,869
Total Repurchase Agreement—7.5% (cost $66,869)		66,869

Issuer	Principal Amount	Value

U.S. Government—23.5%
U.S. Treasury Bill, 2.243%, due 7/18/19	23,000	$22,978
U.S. Treasury Bill, 2.348%, due 8/15/19(a)	23,000	22,940
U.S. Treasury Bill, 2.446%, due 9/12/19	15,000	14,937
U.S. Treasury Bill, 2.512%, due 10/10/19	15,000	14,912
U.S. Treasury Bill, 2.557%, due 11/7/19	15,000	14,889
U.S. Treasury Bill, 2.543%, due 12/5/19(b)	15,000	14,869
U.S. Treasury Bill, 2.530%, due 1/2/20(a)(b)	15,000	14,844
U.S. Treasury Bill, 2.540%, due 1/30/20(a)(b)	15,000	14,832
U.S. Treasury Bill, 2.499%, due 2/27/20(a)(b)	15,000	14,805
U.S. Treasury Bill, 2.370%, due 3/26/20(a)(b)	15,000	14,782
U.S. Treasury Bill, 2.405%, due 4/23/20(a)(b)	15,000	14,762
U.S. Treasury Bill, 2.350%, due 5/21/20(b)	15,000	14,742
U.S. Treasury Bill, 2.063%, due 6/18/20	15,000	14,724

U.S. Government—(continued)
Total U.S. Government—23.5% (cost $208,624)		$209,016
Total Investments in Securities—97.2% (cost $816,241)		864,934
Cash and other assets, less liabilities—2.8%		25,343
Net assets—100.0%		$890,277

§ = Deemed illiquid pursuant to a Liquidity Risk Management Program approved by the Board of Trustees. This holding represents 2.04% of the Fund’s net assets at June 30, 2019.

(a) Security, or portion of security, is segregated as collateral for centrally cleared swaps and to cover initial margin requirements on open futures contracts aggregating a total value of $38,766 (in thousands).

(b) Security, or portion of security, is pledged as collateral for OTC swap contracts aggregating a total value of $5,925 (in thousands).

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	103

Macro Allocation Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

Forward Foreign Currency Contracts

Settlement Date	Deliver/Receive	Counterparty	Local Currency (in thousands)	USD (Base) Purchased or Sold	Current Value	Net Unrealized Appreciation (Depreciation)
Purchased
7/17/19	New Turkish Lira	Citibank N.A. London	423,404	$72,001	$72,422	$421
9/18/19	Australian Dollar	Citibank N.A. London	4,713	3,318	3,317	(1)
9/18/19	Yuan Renminbi	Citibank N.A. London	7,045	1,025	1,025	—
9/18/19	Colombian Peso	Citibank N.A. London	124,106,120	37,888	38,434	546
9/18/19	Czech Koruna	Citibank N.A. London	57,208	2,562	2,561	(1)
9/18/19	Euro	Citibank N.A. London	2,235	2,557	2,557	—
9/18/19	Hong Kong Dollar	Citibank N.A. London	12,847	1,646	1,645	(1)
9/18/19	Indian Rupee	Citibank N.A. London	3,521,344	50,112	50,531	419
9/18/19	Indonesian Rupiah	Citibank N.A. London	45,209,161	3,177	3,168	(9)
9/18/19	Israeli Shekel	Citibank N.A. London	6,052	1,704	1,704	—
9/18/19	Japanese Yen	Citibank N.A. London	6,136,233	57,004	57,247	243
9/18/19	Mexican Peso	Citibank N.A. London	1,673,178	86,150	86,020	(130)
9/18/19	New Zealand Dollar	Citibank N.A. London	5,749	3,869	3,868	(1)
9/18/19	Norwegian Krone	Citibank N.A. London	334,496	38,837	39,298	461
9/18/19	Philippine Peso	Citibank N.A. London	6,302,576	120,623	122,530	1,907
9/18/19	Polish Zloty	Citibank N.A. London	102,574	27,337	27,522	185
9/18/19	Russian Ruble	Citibank N.A. London	1,648,886	25,230	25,790	560
9/18/19	Singapore Dollar	Citibank N.A. London	133,285	97,827	98,630	803
9/18/19	South African Rand	Citibank N.A. London	516,104	34,426	36,278	1,852
9/18/19	South Korean Won	Citibank N.A. London	2,169,310	1,880	1,879	(1)
9/18/19	Swedish Krona	Citibank N.A. London	715,028	76,294	77,436	1,142
9/18/19	Swiss Franc	Citibank N.A. London	4,625	4,772	4,772	—
9/18/19	Taiwan Dollar	Citibank N.A. London	74,120	2,404	2,402	(2)
9/18/19	Thai Baht	Citibank N.A. London	309,205	10,104	10,102	(2)
						$8,391
Sold
9/18/19	Australian Dollar	Citibank N.A. London	82,676	$57,583	$58,182	$(599)
9/18/19	Brazilian Real	Citibank N.A. London	46,895	12,124	12,120	4
9/18/19	Yuan Renminbi	Citibank N.A. London	186,430	26,859	27,121	(262)
9/18/19	Colombian Peso	Citibank N.A. London	7,011,806	2,160	2,171	(11)
9/18/19	Czech Koruna	Citibank N.A. London	1,000,568	44,328	44,797	(469)
9/18/19	Euro	Citibank N.A. London	85,166	97,106	97,452	(346)
9/18/19	Hong Kong Dollar	Citibank N.A. London	250,025	31,947	32,018	(71)
9/18/19	Hungarian Forint	Citibank N.A. London	4,949,472	17,501	17,507	(6)
9/18/19	Indian Rupee	Citibank N.A. London	1,337,096	19,036	19,187	(151)
9/18/19	Indonesian Rupiah	Citibank N.A. London	826,987,275	56,955	57,952	(997)
9/18/19	Israeli Shekel	Citibank N.A. London	105,493	29,604	29,705	(101)
9/18/19	Japanese Yen	Citibank N.A. London	278,874	2,601	2,602	(1)
9/18/19	Mexican Peso	Citibank N.A. London	73,492	3,777	3,778	(1)
9/18/19	New Zealand Dollar	Citibank N.A. London	126,579	83,506	85,163	(1,657)
9/18/19	Norwegian Krone	Citibank N.A. London	19,128	2,246	2,247	(1)
9/18/19	Philippine Peso	Citibank N.A. London	283,727	5,506	5,516	(10)
9/18/19	Polish Zloty	Citibank N.A. London	5,782	1,551	1,551	—
9/18/19	Russian Ruble	Citibank N.A. London	94,082	1,472	1,471	1
9/18/19	Singapore Dollar	Citibank N.A. London	5,882	4,352	4,353	(1)
9/18/19	South African Rand	Citibank N.A. London	27,788	1,953	1,953	—
9/18/19	South Korean Won	Citibank N.A. London	50,414,029	42,702	43,658	(956)
9/18/19	Swedish Krona	Citibank N.A. London	32,942	3,567	3,568	(1)
9/18/19	Swiss Franc	Citibank N.A. London	101,840	103,355	105,075	(1,720)
9/18/19	Taiwan Dollar	Citibank N.A. London	1,199,235	38,198	38,867	(669)
9/18/19	Thai Baht	Citibank N.A. London	4,036,345	129,552	131,864	(2,312)
						$(10,337)
Total net unrealized appreciation (depreciation) on forward foreign currency contracts						$(1,946)

See accompanying Notes to Financial Statements.

104	Semiannual Report	June 30, 2019

Macro Allocation Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

Futures Contracts

Number of Contracts	Description	Expiration Date	Local Currency	Notional Value (Local, in Thousands)	Notional Amount (USD)	Notional Value (USD)	Net Unrealized Appreciation (Depreciation)
Long
469	CAC 40 Index	July 2019	Euro	25,950	$28,612	$29,507	$895
343	IBEX 35 Index	July 2019	Euro	31,463	35,452	35,777	325
78	HSCEI Future	July 2019	Hong Kong Dollar	42,257	5,421	5,409	(12)
1,296	MSCI Singapore ETS Index	July 2019	Singapore Dollar	49,008	35,995	36,222	227
208	KOSPI 200 Index	September 2019	South Korean Won	14,476,800	12,220	12,538	318
14	NIKKEI 225 Index	September 2019	Japanese Yen	148,540	1,367	1,378	11
87	SPI 200 Index	September 2019	Australian Dollar	14,266	9,873	10,015	142
35	DAX Index	September 2019	Euro	10,840	12,033	12,326	293
3,547	EURO STOXX 600 Banks Index	September 2019	Euro	23,534	26,504	26,761	257
200	FTSE 100 Index	September 2019	British Pound Sterling	14,738	18,509	18,717	208
							$2,664
Short
108	Amsterdam Index	July 2019	Euro	12,116	$13,593	$13,777	$(184)
91	OMXS 30 Index	July 2019	Swedish Krona	14,749	1,552	1,588	(36)
52	HANG SENG Index	July 2019	Hong Kong Dollar	74,113	9,449	9,488	(39)
347	MSCI Taiwan Index	July 2019	U.S. Dollar	13,412	13,437	13,412	25
273	10YR Can Bond	September 2019	Canadian Dollar	39,020	29,465	29,797	(332)
585	FTSE/JSE Top 40 Index	September 2019	South African Rand	306,727	21,908	21,777	131
217	S+P TSE 60 Index	September 2019	Canadian Dollar	42,432	32,319	32,402	(83)
802	EURO STOXX 50 Index	September 2019	Euro	27,797	30,762	31,608	(846)
343	MSCI Emerging Markets Index BIC	September 2019	U.S. Dollar	18,066	17,278	18,066	(788)
1,247	MSCI Mexico Index	September 2019	U.S. Dollar	28,650	29,172	28,650	522
2,372	S&P 500 E Mini Index	September 2019	U.S. Dollar	349,182	343,482	349,182	(5,700)
69	S&P E Mini Com Ser Index	September 2019	U.S. Dollar	4,458	4,350	4,458	(108)
143	XAK Technology	September 2019	U.S. Dollar	11,258	10,968	11,258	(290)
48	XAV Health Care	September 2019	U.S. Dollar	4,471	4,405	4,471	(66)
204	XAY Cons Discret	September 2019	U.S. Dollar	24,623	24,464	24,623	(159)
							$(7,953)
Total net unrealized appreciation (depreciation) on futures contracts							$(5,289)

Centrally Cleared Interest Rate Swap

Floating Rate Reference	Pay/Receive Floating Rate	Fixed Rate	Pay/Receive Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Upfront Payment Paid (Received)	Value	Unrealized Appreciation (Depreciation)
SEK 3M STIBOR	Receive	1.330%	1YR/3M	March 2029	LCH	SEK 160,260	$(141)	$(1,406)	$(1,265)

Centrally Cleared Credit Default Swap

Reference Entity	Buy/Sell Protection	Fixed Deal Pay Rate	Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands	)	Upfront Payment Paid (Received	)	Value	Unrealized Appreciation (Depreciation)
iTRAXX Europe S31	Sell	1.000%	3M	June 2024	ICE	EUR 16,900		$390		$465	$75

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	105

Macro Allocation Fund

Portfolio of Investments, June 30, 2019 (all dollar amounts in thousands) (unaudited)

Total Return Swaps

Reference Entity	Pay/ Receive Floating Rate	Floating Rates	Maturity Dates	Counterparty	Notional Amount (in thousands	)	Market Value	Unrealized Appreciation (Depreciation)
Euro-OAT Future	Receive	0 bp	Sep 2019	Credit Suisse International	EUR 69,029		$(1,184)	$(1,184)
Euro-BUND Future	Receive	0 bp	Sep 2019	Credit Suisse International	EUR 5,122		(68)	(68)
10YR T-Note Future	Pay	0 bp	Sep 2019	Credit Suisse International	$57,306		919	919
5YR T-Notes Future	Receive	0 bp	Sep 2019	Credit Suisse International	9,084		(133)	(133)
MSCI Emerging Markets India Net Total Return Index	Pay	3 Month LIBOR minus 21 bp	Dec 2019	Goldman Sachs International	15,810		1,773	1,773
MSCI Emerging Markets Indonesia Net Total Return USD	Pay	3 Month LIBOR minus 5 bp	Jun 2020	Citibank N.A.	15,198		2,259	2,259
Swiss Market Index (Total Return)	Receive	3 Month CHF LIBOR minus 20 bp	Sep 2019	Goldman Sachs International	CHF 12,092		31	31
								$3,597
Total net unrealized appreciation (depreciation) on swaps								$2,407

See accompanying Notes to Financial Statements.

106	Semiannual Report	June 30, 2019

Statements of Assets and Liabilities

As of June 30, 2019 (dollar amounts in thousands) (unaudited)

	Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund
Assets
Investments in securities, at cost	$170,555	$159,137	$56,162
Investments in securities, at value	$259,985	$230,644	$69,297
Receivable for securities sold	—	1,238	328
Receivable for fund shares sold	62	296	39
Receivable from Adviser	1	27	18
Dividend and interest receivable	76	54	16
Total assets	260,124	232,259	69,698
Liabilities
Payable for investment securities purchased	—	1,457	850
Payable for fund shares redeemed	113	244	6
Payable to custodian	6	4	2
Management fee payable	157	110	50
Distribution fee payable	8	11	1
Other payables and accrued expenses	56	31	42
Total liabilities	340	1,857	951
Net assets	$259,784	$230,402	$68,747
Capital
Composition of net assets
Paid in capital	$148,558	$147,302	$48,413
Total distributable earnings (loss)	111,226	83,100	20,334
Net assets	$259,784	$230,402	$68,747

Class N shares
Net assets	$40,589	$56,605	$5,974
Shares outstanding	4,191,446	3,804,408	528,563
Net asset value per share	$9.68	$14.88	$11.30
Class I shares
Net assets	$219,144	$173,745	$62,722
Shares outstanding	19,326,621	11,046,706	5,152,513
Net asset value per share	$11.34	$15.73	$12.17
Class R6 shares
Net assets	$51	$52	$51
Shares outstanding	4,521	3,307	4,191
Net asset value per share	$11.34	$15.73	$12.17

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	107

Statements of Operations

For the Period Ended June 30, 2019 (all amounts in thousands) (unaudited)

	Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund
Investment income
Dividends	$1,192	$1,084	$241
Less foreign tax withheld	—	—	(1)
Interest	5	5	2
Total income	1,197	1,089	242
Expenses
Investment advisory fees	929	684	300
Distribution fees	50	62	7
Custodian fees	38	23	20
Transfer agent fees	30	14	6
Sub-transfer agent fees
Class N	24	32	3
Class I	58	59	36
Professional fees	25	22	21
Registration fees	25	21	19
Shareholder reporting fees	8	7	1
Trustee fees	12	7	2
Other expenses	12	11	6
Total expenses before expense limitation	1,211	942	421
Expenses waived or reimbursed by the Adviser	(8)	(112)	(109)
Net expenses	1,203	830	312
Net investment income (loss)	(6)	259	(70)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	14,964	8,820	5,243
Total net realized gain (loss)	14,964	8,820	5,243
Change in net unrealized appreciation (depreciation) of:
Investments in securities	34,949	34,565	10,069
Change in net unrealized appreciation (depreciation)	34,949	34,565	10,069
Net increase (decrease) in net assets resulting from operations	$49,907	$43,644	$15,242

See accompanying Notes to Financial Statements.

108	Semiannual Report	June 30, 2019

Statements of Changes in Net Assets

For the Period Ended June 30, 2019 (unaudited) and the Year Ended December 31, 2018 (all amounts in thousands)

	Growth Fund		Large Cap Growth Fund		Mid Cap Growth Fund
	2019	2018	2019	2018	2019	2018
Operations
Net investment income (loss)	$(6)	$(311)	$259	$86	$(70)	$(180)
Net realized gain (loss) on investments, and other assets and liabilities	14,964	81,637	8,820	32,604	5,243	13,079
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	34,949	(49,663)	34,565	(17,587)	10,069	(12,543)
Net increase (decrease) in net assets resulting from operations	49,907	31,663	43,644	15,103	15,242	356
Distributions to shareholders from
Class N	—	(12,048)	—	(6,522)	—	(982)
Class I	—	(51,103)	—	(20,739)	—	(9,097)
Class R6	—	—	—	—	—	—
Total distributions	—	(63,151)	—	(27,261)	—	(10,079)
Capital stock transactions
Proceeds from sale of shares	11,310	42,834	32,388	60,009	4,135	10,781
Shares issued in reinvestment of income dividends and capital gain distributions	—	60,277	—	23,837	—	9,695
Less cost of shares redeemed	(27,109)	(199,681)	(24,590)	(96,291)	(6,747)	(32,171)
Net increase (decrease) in net assets resulting from capital share transactions	(15,799)	(96,570)	7,798	(12,445)	(2,612)	(11,695)
Increase (decrease) in net assets	34,108	(128,058)	51,442	(24,603)	12,630	(21,418)
Net assets
Beginning of period	225,676	353,734	178,960	203,563	56,117	77,535
End of period	$259,784	$225,676	$230,402	$178,960	$68,747	$56,117

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	109

Statements of Assets and Liabilities

As of June 30, 2019 (dollar amounts in thousands) (unaudited)

	Small-Mid Cap Growth Fund	Small-Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Assets
Investments in securities, at cost	$2,365,016	$1,514	$590,048	$357,892
Investments in securities, at value	$2,836,275	$1,717	$705,498	$448,640
Cash	67	—	—	—
Receivable for securities sold	12,391	110	6,946	16,325
Receivable for fund shares sold	3,648	—	1,759	630
Receivable from Adviser	158	10	21	23
Dividend and interest receivable	714	2	203	468
Total assets	2,853,253	1,839	714,427	466,086
Liabilities
Payable for investment securities purchased	7,864	48	5,069	12,494
Payable for fund shares redeemed	3,197	—	537	130
Payable to custodian	—	22	10	5
Management fee payable	2,282	1	625	402
Distribution fee payable	73	—	40	3
Other payables and accrued expenses	476	34	114	115
Total liabilities	13,892	105	6,395	13,149
Net assets	$2,839,361	$1,734	$708,032	$452,937
Capital
Composition of net assets
Paid in capital	$2,209,562	$1,529	$595,418	$349,409
Total distributable earnings (loss)	629,799	205	112,614	103,528
Net assets	$2,839,361	$1,734	$708,032	$452,937

Class N shares
Net assets	$357,654	$237	$198,064	$16,055
Shares outstanding	13,726,766	21,841	7,165,444	918,192
Net asset value per share	$26.06	$10.85	$27.64	$17.48
Class I shares
Net assets	$2,469,870	$1,487	$491,045	$436,832
Shares outstanding	89,725,644	138,001	15,862,359	24,208,335
Net asset value per share	$27.53	$10.78	$30.96	$18.04
Class R6 shares
Net assets	$11,837	$10	$18,923	$50
Shares outstanding	429,867	915	611,182	2,749
Net asset value per share	$27.54	$10.79	$30.96	$18.05

See accompanying Notes to Financial Statements.

110	Semiannual Report	June 30, 2019

Statements of Operations

For the Period Ended June 30, 2019 (all amounts in thousands) (unaudited)

	Small-Mid Cap Growth Fund	Small-Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Investment income
Dividends	$8,066	$19	$2,067	$4,823
Less foreign tax withheld	(60)	—	(36)	—
Interest	169	—	50	32
Total income	8,175	19	2,081	4,855
Expenses
Investment advisory fees	13,396	9	3,768	2,737
Distribution fees	467	—	247	21
Custodian fees	27	27	28	26
Transfer agent fees	122	—	39	25
Sub-transfer agent fees
Class N	269	—	128	13
Class I	1,224	—	221	349
Professional fees	106	16	38	34
Registration fees	58	35	38	23
Shareholder reporting fees	140	—	33	15
Trustee fees	85	—	22	22
Other expenses	95	4	27	23
Total expenses before expense limitation	15,989	91	4,589	3,288
Expenses waived or reimbursed by the Adviser	(787)	(83)	(59)	(157)
Net expenses	15,202	8	4,530	3,131
Net investment income (loss)	(7,027)	11	(2,449)	1,724
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	123,591	50	167	12,260
Redemptions in-kind	40,038	—	—	—
Total net realized gain (loss)	163,629	50	167	12,260
Change in net unrealized appreciation (depreciation) of:
Investments in securities	418,478	221	115,901	63,618
Change in net unrealized appreciation (depreciation)	418,478	221	115,901	63,618
Net increase (decrease) in net assets resulting from operations	$575,080	$282	$113,619	$77,602

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	111

Statements of Changes in Net Assets

For the Period Ended June 30, 2019 (unaudited) and the Year Ended December 31, 2018 (all amounts in thousands)

	Small-Mid Cap Growth Fund		Small-Mid Cap Value Fund		Small Cap Growth Fund		Small Cap Value Fund
	2019	2018	2019	2018	2019	2018	2019	2018
Operations
Net investment income (loss)	$(7,027)	$(12,353)	$11	$18	$(2,449)	$(4,419)	$1,724	$2,500
Net realized gain (loss) on investments, and other assets and liabilities	163,629	188,474	50	479	167	81,093	12,260	61,842
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	418,478	(287,618)	221	(852)	115,901	(111,007)	63,618	(157,546)
Net increase (decrease) in net assets resulting from operations	575,080	(111,497)	282	(355)	113,619	(34,333)	77,602	(93,204)
Distributions to shareholders from
Class N	—	(37,426)	—	(59)	—	(23,655)	—	(2,248)
Class I	—	(160,129)	—	(381)	—	(47,224)	—	(57,005)
Class R6	—	—	—	—	—	—	—	—
Total distributions	—	(197,555)	—	(440)	—	(70,879)	—	(59,253)
Capital stock transactions
Proceeds from sale of shares	497,946	1,291,881	469	488	151,027	326,138	29,774	71,840
Shares issued in reinvestment of income dividends and capital gain distributions	—	193,965	—	439	—	70,242	—	58,395
Less cost of shares redeemed	(637,635)	(577,832)	(696)	(2,096)	(135,921)	(201,271)	(145,954)	(160,283)
Net increase (decrease) in net assets resulting from capital share transactions	(139,689)	908,014	(227)	(1,169)	15,106	195,109	(116,180)	(30,048)
Increase (decrease) in net assets	435,391	598,962	55	(1,964)	128,725	89,897	(38,578)	(182,505)
Net assets
Beginning of period	2,403,970	1,805,008	1,679	3,643	579,307	489,410	491,515	674,020
End of period	$2,839,361	$2,403,970	$1,734	$1,679	$708,032	$579,307	$452,937	$491,515

See accompanying Notes to Financial Statements.

112	Semiannual Report	June 30, 2019

Statements of Assets and Liabilities

As of June 30, 2019 (dollar amounts in thousands) (unaudited)

	Global Leaders Fund	International Leaders Fund	International Developed Plus Fund (In Liquidation)	Institutional International Developed Plus Fund (In Liquidation)
Assets
Investments in securities, at cost	$156,950	$445,614	$20,229	$16,561
Investments in securities, at value	$211,846	$546,722	$24,248	$20,513
Cash	4	—	23	—
Foreign currency, at value (cost $31; $94; $14; $3)	31	94	14	3
Receivable for securities sold	58	—	—	—
Receivable for fund shares sold	15	683	—	—
Receivable from Adviser	19	32	12	4
Dividend and interest receivable	451	1,488	201	68
Total assets	212,424	549,019	24,498	20,588
Liabilities
Payable for investment securities purchased	2,901	2,664	—	—
Payable for fund shares redeemed	—	77	8,416	—
Payable to custodian	—	3	—	—
Management fee payable	143	367	21	15
Distribution fee payable	2	2	—	—
Foreign capital gains tax liability	—	130	—	—
Other payables and accrued expenses	92	156	50	44
Total liabilities	3,138	3,399	8,487	59
Net assets	$209,286	$545,620	$16,011	$20,529
Capital
Composition of net assets
Paid in capital	$153,312	$446,223	$(1,470)	$16,672
Total distributable earnings (loss)	55,974	99,397	17,481	3,857
Net assets	$209,286	$545,620	$16,011	$20,529

Class N shares
Net assets	$8,263	$10,341	$1,963	$—
Shares outstanding	596,915	621,454	119,643	—
Net asset value per share	$13.84	$16.64	$16.41	$—
Class I shares
Net assets	$103,148	$126,671	$14,048	$—
Shares outstanding	7,438,720	7,585,393	848,829	—
Net asset value per share	$13.87	$16.70	$16.55	$—
Institutional/Class R6 shares
Net assets	$97,875	$408,608	$—	$20,529
Shares outstanding	7,054,845	24,470,592	—	1,425,129
Net asset value per share	$13.87	$16.70	$—	$14.41

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	113

Statements of Operations

For the Period Ended June 30, 2019 (all amounts in thousands) (unaudited)

	Global Leaders Fund	International Leaders Fund	International Developed Plus Fund (In Liquidation)	Institutional International Developed Plus Fund (In Liquidation)
Investment income
Dividends	$1,762	$6,597	$798	$253
Less foreign tax withheld	(102)	(572)	(65)	(26)
Interest	9	33	9	3
Total income	1,669	6,058	742	230
Expenses
Investment advisory fees	894	2,122	296	84
Distribution fees	10	12	2	—
Custodian fees	35	46	30	24
Transfer agent fees	6	9	2	—
Sub-transfer agent fees
Class N	5	7	1	—
Class I	30	35	45	—
Professional fees	31	43	22	19
Registration fees	25	31	16	10
Shareholder reporting fees	2	5	1	—
Trustee fees	7	15	4	1
Other expenses	12	21	6	2
Total expenses before expense limitation	1,057	2,346	425	140
Expenses waived or reimbursed by the Adviser	(94)	(108)	(94)	(56)
Net expenses	963	2,238	331	84
Net investment income (loss)	706	3,820	411	146
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign taxes, if applicable	1,374	(1,450)	14,102	2
Foreign currency transactions	(2)	(30)	(15)	—
Total net realized gain (loss)	1,372	(1,480)	14,087	2
Change in net unrealized appreciation (depreciation) of:
Investments in securities	33,907	86,081	296	3,225
Foreign currency translations	1	(105)	3	1
Change in net unrealized appreciation (depreciation)	33,908	85,976	299	3,226
Net increase (decrease) in net assets resulting from operations	$35,986	$88,316	$14,797	$3,374

See accompanying Notes to Financial Statements.

114	Semiannual Report	June 30, 2019

Statements of Changes in Net Assets

For the Period Ended June 30, 2019 (unaudited) and the Year Ended December 31, 2018 (all amounts in thousands)

	Global Leaders Fund		International Leaders Fund		International Developed Plus Fund (In Liquidation)		Institutional International Developed Plus Fund (In Liquidation)
	2019	2018	2019	2018	2019	2018	2019	2018
Operations
Net investment income (loss)	$706	$813	$3,820	$4,623	$411	$1,273	$146	$233
Net realized gain (loss) on investments, and other assets and liabilities	1,372	28,281	(1,480)	6,745	14,087	405	2	405
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	33,908	(39,539)	85,976	(70,725)	299	(19,925)	3,226	(3,523)
Net increase (decrease) in net assets resulting from operations	35,986	(10,445)	88,316	(59,357)	14,797	(18,247)	3,374	(2,885)
Distributions to shareholders from
Class N	—	(1,089)	—	(312)	—	(37)	—	—
Class I	—	(13,017)	—	(3,051)	—	(2,203)	—	—
Institutional/Class R6	—	(12,002)	—	(13,274)	—	—	—	(554)
Total distributions	—	(26,108)	—	(16,637)	—	(2,240)	—	(554)
Capital stock transactions
Proceeds from sale of shares	7,933	46,840	68,495	153,690	50	799	2,000	—
Shares issued in reinvestment of income dividends and capital gain distributions	—	25,924	—	15,804	—	2,156	—	554
Less cost of shares redeemed	(5,333)	(76,860)	(21,190)	(62,329)	(87,417)	(14,626)	(1,000)	(50)
Net increase (decrease) in net assets resulting from capital share transactions	2,600	(4,096)	47,305	107,165	(87,367)	(11,671)	1,000	504
Increase (decrease) in net assets	38,586	(40,649)	135,621	31,171	(72,570)	(32,158)	4,374	(2,935)
Net assets
Beginning of period	170,700	211,349	409,999	378,828	88,581	120,739	16,155	19,090
End of period	$209,286	$170,700	$545,620	$409,999	$16,011	$88,581	$20,529	$16,155

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	115

Statements of Assets and Liabilities

As of June 30, 2019 (dollar amounts in thousands) (unaudited)

	International Growth Fund	Institutional International Growth Fund	International Small Cap Growth Fund
Assets
Investments in securities, at cost	$1,748,098	$1,469,372	$273,165
Investments in securities, at value	$2,138,542	$1,788,374	$308,843
Foreign currency, at value (cost $1,621; $1,376; $102)	1,621	1,376	102
Receivable for securities sold	32,109	8,828	—
Receivable for fund shares sold	563	173	1,120
Receivable from Adviser	2	—	—
Dividend and interest receivable	7,711	5,841	965
Total assets	2,180,548	1,804,592	311,030
Liabilities
Payable for investment securities purchased	6,494	5,355	2,005
Payable for fund shares redeemed	6,425	135	115
Payable to custodian	16	7	2
Management fee payable	1,770	1,360	257
Distribution fee payable	101	—	1
Other payables and accrued expenses	826	418	196
Total liabilities	15,632	7,275	2,576
Net assets	$2,164,916	$1,797,317	$308,454
Capital
Composition of net assets
Paid in capital	$1,794,573	$1,513,110	$302,294
Total distributable earnings (loss)	370,343	284,207	6,160
Net assets	$2,164,916	$1,797,317	$308,454

Class N shares
Net assets	$502,011	—	$3,534
Shares outstanding	18,267,928	—	287,365
Net asset value per share	$27.48	—	$12.30
Class I shares
Net assets	$1,662,854	—	$158,003
Shares outstanding	59,093,578	—	12,714,685
Net asset value per share	$28.14	—	$12.43
Institutional/Class R6 shares
Net assets	$51	$1,797,317	$146,917
Shares outstanding	1,814	112,302,798	11,758,084
Net asset value per share	$28.14	$16.00	$12.49

See accompanying Notes to Financial Statements.

116	Semiannual Report	June 30, 2019

Statements of Operations

For the Period Ended June 30, 2019 (all amounts in thousands) (unaudited)

	International Growth Fund	Institutional International Growth Fund	International Small Cap Growth Fund
Investment income
Dividends	$30,305	$26,123	$4,863
Less foreign tax withheld	(2,560)	(2,219)	(447)
Interest	44	57	26
Total income	27,789	23,961	4,442
Expenses
Investment advisory fees	10,797	8,649	1,686
Distribution fees	610	—	4
Custodian fees	132	105	68
Transfer agent fees	87	39	14
Sub-transfer agent fees
Class N	354	—	2
Class I	648	—	91
Professional fees	122	110	50
Registration fees	28	14	27
Shareholder reporting fees	88	6	19
Trustee fees	100	76	19
Other expenses	85	66	21
Total expenses before expense limitation	13,051	9,065	2,001
Expenses waived or reimbursed by the Adviser	(41)	—	—
Net expenses	13,010	9,065	2,001
Net investment income (loss)	14,779	14,896	2,441
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign taxes, if applicable	238	(14,269)	(10,667)
Redemptions in-kind	—	7,223	—
Foreign currency transactions	(836)	(421)	(48)
Total net realized gain (loss)	(598)	(7,467)	(10,715)
Change in net unrealized appreciation (depreciation) of:
Investments in securities	376,087	319,149	67,523
Foreign currency translations	34	12	8
Change in net unrealized appreciation (depreciation)	376,121	319,161	67,531
Net increase (decrease) in net assets resulting from operations	$390,302	$326,590	$59,257

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	117

Statements of Changes in Net Assets

For the Period Ended June 30, 2019 (unaudited) and the Year Ended December 31, 2018 (all amounts in thousands)

	International Growth Fund		Institutional International Growth Fund		International Small Cap Growth Fund
	2019	2018	2019	2018	2019	2018
Operations
Net investment income (loss)	$14,779	$22,467	$14,896	$21,963	$2,441	$3,491
Net realized gain (loss) on investments, and other assets and liabilities	(598)	132,672	(7,467)	98,966	(10,715)	16,217
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	376,121	(661,540)	319,161	(496,584)	67,531	(159,626)
Net increase (decrease) in net assets resulting from operations	390,302	(506,401)	326,590	(375,655)	59,257	(139,918)
Distributions to shareholders from
Class N	—	(39,208)	—	—	—	(462)
Class I	—	(145,771)	—	—	—	(25,473)
Institutional/Class R6	—	—	—	(186,678)	—	(21,100)
Total distributions	—	(184,979)	—	(186,678)	—	(47,035)
Capital stock transactions
Proceeds from sale of shares	191,097	309,595	91,490	268,610	31,067	95,395
Shares issued in reinvestment of income dividends and capital gain distributions	—	172,803	—	180,253	—	40,939
Less cost of shares redeemed	(519,827)	(826,740)	(405,198)	(432,394)	(122,594)	(210,410)
Net increase (decrease) in net assets resulting from capital share transactions	(328,730)	(344,342)	(313,708)	16,469	(91,527)	(74,076)
Increase (decrease) in net assets	61,572	(1,035,722)	12,882	(545,864)	(32,270)	(261,029)
Net assets
Beginning of period	2,103,344	3,139,066	1,784,435	2,330,299	340,724	601,753
End of period	$2,164,916	$2,103,344	$1,797,317	$1,784,435	$308,454	$340,724

See accompanying Notes to Financial Statements.

118	Semiannual Report	June 30, 2019

Statements of Assets and Liabilities

As of June 30, 2019 (dollar amounts in thousands) (unaudited)

	Emerging Markets Leaders Fund	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund
Assets
Investments in securities, at cost	$192,402	$656,133	$238,283
Investments in securities, at value	$223,414	$801,627	$277,149
Foreign currency, at value (cost $325; $2,003; $798)	326	2,003	798
Receivable for securities sold	—	17,075	4,360
Receivable for fund shares sold	592	166	217
Receivable from Adviser	23	—	10
Dividend and interest receivable	733	3,092	1,363
Total assets	225,088	823,963	283,897
Liabilities
Payable for investment securities purchased	—	4,449	1,109
Payable for fund shares redeemed	—	13,369	56
Payable to custodian	1	4	6
Management fee payable	196	728	250
Distribution fee payable	—	2	1
Foreign capital gains tax liability	626	2,528	2
Other payables and accrued expenses	202	553	481
Total liabilities	1,025	21,633	1,905
Net assets	$224,063	$802,330	$281,992
Capital
Composition of net assets
Paid in capital	$197,508	$668,599	$296,327
Total distributable earnings (loss)	26,555	133,731	(14,335)
Net assets	$224,063	$802,330	$281,992
Class N shares
Net assets	$2,260	$7,833	$5,816
Shares outstanding	234,405	607,294	382,521
Net asset value per share	$9.64	$12.90	$15.20
Class I shares
Net assets	$43,233	$74,224	$155,857
Shares outstanding	4,472,033	5,692,732	10,184,514
Net asset value per share	$9.67	$13.04	$15.30
Class R6 shares
Net assets	$178,570	$720,273	$120,319
Shares outstanding	18,491,174	54,754,239	7,847,524
Net asset value per share	$9.66	$13.16	$15.33

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	119

Statements of Operations

For the Period Ended June 30, 2019 (all amounts in thousands) (unaudited)

	Emerging Markets Leaders Fund	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund
Investment income
Dividends	$2,622	$10,562	$2,259
Less foreign tax withheld	(254)	(838)	(196)
Interest	25	25	7
Total income	2,393	9,749	2,070
Expenses
Investment advisory fees	1,170	4,438	1,592
Distribution fees	3	9	8
Custodian fees	43	162	161
Transfer agent fees	6	20	35
Sub-transfer agent fees
Class N	1	3	5
Class I	12	31	69
Professional fees	45	82	112
Registration fees	25	32	33
Shareholder reporting fees	5	3	24
Trustee fees	13	37	15
Other expenses	13	31	18
Total expenses before expense limitation	1,336	4,848	2,072
Expenses waived or reimbursed by the Adviser	(51)	—	(210)
Net expenses	1,285	4,848	1,862
Net investment income (loss)	1,108	4,901	208
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign taxes, if applicable	269	2,583	(4,504)
Foreign currency transactions	(48)	(438)	(403)
Total net realized gain (loss)	221	2,145	(4,907)
Change in net unrealized appreciation (depreciation) of:
Investments in securities	32,556	111,999	29,568
Foreign currency translations	(594)	(2,486)	(6)
Change in net unrealized appreciation (depreciation)	31,962	109,513	29,562
Net increase (decrease) in net assets resulting from operations	$33,291	$116,559	$24,863

See accompanying Notes to Financial Statements.

120	Semiannual Report	June 30, 2019

Statements of Changes in Net Assets

For the Period Ended June 30, 2019 (unaudited) and the Year Ended December 31, 2018 (all amounts in thousands)

	Emerging Markets Leaders Fund		Emerging Markets Growth Fund		Emerging Markets Small Cap Growth Fund
	2019	2018	2019	2018	2019	2018
Operations
Net investment income (loss)	$1,108	$2,757	$4,901	$4,704	$208	$931
Net realized gain (loss) on investments, and other assets and liabilities	221	38,309	2,145	136,983	(4,907)	(40,803)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	31,962	(116,117)	109,513	(369,221)	29,562	(81,984)
Net increase (decrease) in net assets resulting from operations	33,291	(75,051)	116,559	(227,534)	24,863	(121,856)
Distributions to shareholders from
Class N	—	(179)	—	(966)	—	(201)
Class I	—	(3,674)	—	(11,141)	—	(4,413)
Class R6	—	(16,113)	—	(81,475)	—	(2,353)
Total distributions	—	(19,966)	—	(93,582)	—	(6,967)
Capital stock transactions
Proceeds from sale of shares	17,634	45,869	82,724	228,271	49,731	157,577
Shares issued in reinvestment of income dividends and capital gain distributions	—	19,766	—	81,112	—	6,516
Less cost of shares redeemed	(25,776)	(249,616)	(137,924)	(566,109)	(69,537)	(222,964)
Net increase (decrease) in net assets resulting from capital share transactions	(8,142)	(183,981)	(55,200)	(256,726)	(19,806)	(58,871)
Increase (decrease) in net assets	25,149	(278,998)	61,359	(577,842)	5,057	(187,694)
Net assets
Beginning of period	198,914	477,912	740,971	1,318,813	276,935	464,629
End of period	$224,063	$198,914	$802,330	$740,971	$281,992	$276,935

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	121

Statements of Assets and Liabilities

As of June 30, 2019 (dollar amounts in thousands) (unaudited)

	Bond Fund	Income Fund	Low Duration Fund	Macro Allocation Fund
Assets
Investments in securities, at cost	$399,854	$63,498	$100,898	$816,241
Investments in securities, at value	$413,369	$63,840	$100,694	$864,934
Cash	—	1	—	—
Receivable for securities sold	10,043	3,003	12,013	36,165
Receivable for fund shares sold	382	23	4	537
Receivable for variation margin on centrally cleared swaps	—	—	—	9
Receivable from Adviser	8	3	11	—
Dividend and interest receivable	3,177	373	396	1,859
Unrealized appreciation on swap contracts	—	—	—	4,982
Unrealized appreciation on forward foreign currency contracts	—	—	—	8,544
Total assets	426,979	67,243	113,118	917,030
Liabilities
Security sold, not yet purchased (proceeds $10,043; $3,003; $12,013; $—)	10,086	3,021	12,085	—
Payable for futures variation margin	—	—	—	1,130
Payable for variation margin on centrally cleared swaps	15	—	—	—
Payable for investment securities purchased	—	—	—	7,081
Payable for fund shares redeemed	763	91	721	1,879
Payable to custodian	6	1	1	21
Cash received as collateral, due to broker	—	—	—	3,922
Unrealized depreciation on swap contracts	—	—	—	1,385
Unrealized depreciation on forward foreign currency contracts	—	—	—	10,490
Management fee payable	102	21	25	600
Distribution fee payable	8	3	—	8
Distributions payable to shareholders	162	9	62	—
Other payables and accrued expenses	65	26	31	237
Total liabilities	11,207	3,172	12,925	26,753
Net assets	$415,772	$64,071	$100,193	$890,277
Capital
Composition of net assets
Paid in capital	$427,920	$69,966	$127,247	$1,018,440
Total distributable earnings (loss)	(12,148)	(5,895)	(27,054)	(128,163)
Net assets	$415,772	$64,071	$100,193	$890,277
Class N shares
Net assets	$67,493	$21,319	$1,632	$37,918
Shares outstanding	6,541,351	2,483,698	186,407	3,243,490
Net asset value per share	$10.32	$8.58	$8.75	$11.69
Class I shares
Net assets	$281,303	$42,701	$54,744	$440,655
Shares outstanding	27,553,950	5,008,512	6,258,559	37,752,463
Net asset value per share	$10.21	$8.53	$8.75	$11.68
Class R6 shares
Net assets	$66,976	$51	$43,817	$411,704
Shares outstanding	6,564,107	5,951	5,006,245	35,248,111
Net asset value per share	$10.20	$8.53	$8.75	$11.68

See accompanying Notes to Financial Statements.

122	Semiannual Report	June 30, 2019

Statements of Operations

For the Period Ended June 30, 2019 (all amounts in thousands) (unaudited)

	Bond Fund	Income Fund	Low Duration Fund	Macro Allocation Fund
Investment income
Dividends	$—	$—	$—	$6,216
Interest	7,675	908	1,458	3,118
Total income	7,675	908	1,458	9,334
Expenses
Investment advisory fees	620	123	151	3,679
Distribution fees	50	16	1	54
Custodian fees	36	27	29	60
Transfer agent fees	33	5	4	129
Sub-transfer agent fees
Class N	47	15	1	17
Class I	103	8	9	188
Professional fees	43	20	23	59
Registration fees	31	19	24	38
Shareholder reporting fees	21	3	1	24
Trustee fees	18	3	6	41
Other expenses	22	6	10	93
Total expenses before expense limitation	1,024	245	259	4,382
Expenses waived or reimbursed by the Adviser	(62)	(12)	(70)	—
Net expenses	962	233	189	4,382
Net investment income (loss)	6,713	675	1,269	4,952
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	(918)	(183)	(582)	29,018
Options	—	—	—	(3,270)
Futures contracts	—	—	—	(60,739)
Swaps	(126)	—	—	(3,756)
Forward foreign currency contracts	—	—	—	15,943
Foreign currency transactions	—	—	—	(36)
Total net realized gain (loss)	(1,044)	(183)	(582)	(22,840)
Change in net unrealized appreciation (depreciation) of:
Investments in securities	27,278	2,207	1,864	58,061
Options	—	—	—	921
Futures contracts	—	—	—	(13,442)
Swaps	(426)	—	—	3,621
Forward foreign currency contracts	—	—	—	(7,141)
Foreign currency translations	—	—	—	67
Change in net unrealized appreciation (depreciation)	26,852	2,207	1,864	42,087
Net increase (decrease) in net assets resulting from operations	$32,521	$2,699	$2,551	$24,199

See accompanying Notes to Financial Statements.

June 30, 2019	William Blair Funds	123

Statements of Changes in Net Assets

For the Period Ended June 30, 2019 (unaudited) and the Year Ended December 31, 2018 (all amounts in thousands)

	Bond Fund		Income Fund		Low Duration Fund		Macro Allocation Fund
	2019	2018	2019	2018	2019	2018	2019	2018
Operations
Net investment income (loss)	$6,713	$16,661	$675	$1,481	$1,269	$3,651	$4,952	$11,691
Net realized gain (loss) on investments, and other assets and liabilities	(1,044)	(4,154)	(183)	(654)	(582)	(1,308)	(22,840)	78,431
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	26,852	(25,201)	2,207	(1,488)	1,864	(410)	42,087	(109,906)
Net increase (decrease) in net assets resulting from operations	32,521	(12,694)	2,699	(661)	2,551	1,933	24,199	(19,784)
Distributions to shareholders from
Class N	(1,394)	(3,412)	(358)	(993)	(31)	(62)	—	(675)
Class I	(6,014)	(14,892)	(709)	(1,404)	(1,054)	(2,632)	—	(15,790)
Class R6	(1,504)	(3,657)	—	—	(894)	(3,226)	—	(13,220)
Total distributions	(8,912)	(21,961)	(1,067)	(2,397)	(1,979)	(5,920)	—	(29,685)
Capital stock transactions
Proceeds from sale of shares	36,804	117,343	15,250	10,624	8,500	16,290	176,292	301,576
Shares issued in reinvestment of income dividends and capital gain distributions	7,909	20,114	1,006	2,283	1,564	5,084	—	25,916
Less cost of shares redeemed	(75,096)	(240,011)	(11,032)	(43,412)	(15,809)	(145,098)	(232,032)	(664,845)
Net increase (decrease) in net assets resulting from capital share transactions	(30,383)	(102,554)	5,224	(30,505)	(5,745)	(123,724)	(55,740)	(337,353)
Increase (decrease) in net assets	(6,774)	(137,209)	6,856	(33,563)	(5,173)	(127,711)	(31,541)	(386,822)
Net assets
Beginning of period	422,546	559,755	57,215	90,778	105,366	233,077	921,818	1,308,640
End of period	$415,772	$422,546	$64,071	$57,215	$100,193	$105,366	$890,277	$921,818

See accompanying Notes to Financial Statements.

124	Semiannual Report	June 30, 2019

Notes to Financial Statements (information as of June 30, 2019 is unaudited)

(1) Organization

(a) Description of the Trust

William Blair Funds (the “Trust”) is a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently consists of the following twenty-one funds (the “Funds”), each with its own investment objective and policies. For each Fund, the number of shares authorized is unlimited.

U.S. Equity Funds	International Equity Funds	Fixed Income Funds
Growth	International Leaders	Bond
Large Cap Growth	International Developed Plus	Income
Mid Cap Growth	Institutional International Developed Plus	Low Duration
Small-Mid Cap Growth	International Growth
Small-Mid Cap Value	Institutional International Growth	Multi-Asset and Alternative Fund
Small Cap Growth	International Small Cap Growth	Macro Allocation
Small Cap Value	Emerging Markets Leaders

Global Equity Fund	Emerging Markets Growth
Global Leaders	Emerging Markets Small Cap Growth

William Blair Investment Management, LLC (the “Adviser”) serves as the Trust’s investment adviser. William Blair & Company, L.L.C. (“WBC” or the “Distributor”), an affiliate of the Adviser, serves as the Trust’s principal underwriter and distributor.

Upon recommendation of the Adviser, the Board of Trustees of the Trust determined that it was in the best interests of the International Developed Plus Fund and the Institutional International Developed Plus Fund to redeem all the shares of the International Developed Plus Fund and the Institutional International Developed Plus Fund on or before September 30, 2019, and then terminate the International Developed Plus Fund and the Institutional International Developed Plus Fund.

(b) Share Classes

Each Fund is comprised of Class N, Class I and Class R6 shares, except the International Developed Plus Fund which is comprised of Class N and Class I shares and the Institutional International Developed Plus Fund and Institutional International Growth Fund.

Effective May 1, 2019, Institutional Class shares of Global Leaders, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond, Low Duration and Macro Allocation Funds were redesignated as Class R6 shares. On that same date, the Growth, Large Cap Growth, Mid Cap Growth, Small-Mid Cap Growth, Small-Mid Cap Value, Small Cap Growth, Small Cap Value, International Growth and Income Funds began offering Class R6 shares.

Class N shares are available to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load and carry an annual 12b-1 distribution fee at a fixed rate (0.25% for the U.S. Equity, Global Equity, International Equity and Multi-Asset and Alternative Funds and 0.15% for the Fixed Income Funds as discussed in Note 4(b) – Transactions with Affiliates – Underwriting Distribution Services and Shareholder Administration Agreements) and a sub-transfer agent fee that is not a fixed rate and varies by Fund and class, as discussed below.

Class I shares are available to certain retirement and deferred compensation plans, clients of certain financial intermediaries, and asset-based fee advisory clients of William Blair. The minimum initial investment for a Class I account is $500,000, subject to certain exceptions. Class I shares do not carry any sales load or distribution fees and generally have lower ongoing expenses than Class N shares. Class I shares have a sub-transfer agent fee that is not a fixed rate and varies by Fund and class, as discussed below.

Class R6 shares are available to certain retirement and deferred compensation plans, clients of certain financial intermediaries, asset-based fee advisory clients of William Blair, and additional types of investors, provided that neither the investor nor the financial intermediary requires the Funds to make any type of servicing or administrative payment. The minimum initial investment for a Class R6 account is $1 million, subject to certain exceptions.

June 30, 2019	William Blair Funds	125

Notes to Financial Statements (information as of June 30, 2019 is unaudited)

Shares of the Institutional International Developed Plus Fund and Institutional International Growth Fund require a minimum initial investment of $5 million, subject to certain exceptions.

Class R6 shares and the Institutional International Developed Plus Fund and the Institutional International Growth Fund do not carry any sales load, distribution fees or sub-transfer agents fees. Class R6 shares of a Fund generally have lower ongoing expenses than the Fund’s Class N and Class I shares.

Sub-transfer agent fees: For Class N and Class I shares, the Funds may reimburse WBC for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $15 per sub-account maintained by the intermediary, depending on the method by which the intermediary charges for the services.

(c) Fund Objectives

The investment objectives of the Funds are as follows:

U.S. Equity Funds	Long-term capital appreciation.
Global Equity Fund	Long-term capital appreciation.
International Equity Funds	Long-term capital appreciation.
Bond Fund	Outperform the Bloomberg Barclays U.S. Aggregate Index by maximizing total return through a combination of income and capital appreciation.
Income Fund	High level of current income with relative stability of principal.
Low Duration Fund	Maximize total return. Total return includes both income and capital appreciation.
Macro Allocation Fund	Maximize long-term risk-adjusted total return.

(2) Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies in effect during the periods covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles (“US GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services—Investment Companies.

(a) Investment income and transactions

Investment income, realized and unrealized gains and losses, and certain Fund level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Funds have equal rights with respect to voting, subject to class specific arrangements.

Dividend income and expenses are recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or accretion of discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Bond, Income, Low Duration and Macro Allocation Funds were the rates in effect on June 30, 2019. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are amortized and accreted on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage-backed and asset-backed securities are treated as an adjustment to interest income. For the period ended June 30, 2019, the Bond, Income and Low Duration Funds recognized a reduction of interest income and a corresponding increase in net realized gain of $2,180, $391 and $712, respectively (in thousands). This reclassification had no effect on the net increase (decrease) in net assets resulting from operations, net asset value or the net assets of the Funds.

126	Semiannual Report	June 30, 2019

Notes to Financial Statements (information as of June 30, 2019 is unaudited)

The Funds do not isolate the portion of operations resulting from fluctuations in foreign currency exchange rates on investments from the fluctuations arising from changes in the value of securities held. Such currency fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

For financial reporting purposes, security and shareholder transactions are recorded on trade date in accordance with US GAAP. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(b) Share Valuation and Distributions to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange (the “NYSE”), which is generally 4:00 p.m. Eastern time, on each day the NYSE is open.

Distributions from net investment income, if any, for all Equity and Multi-Asset and Alternative Funds are declared and paid at least annually. Distributions from net investment income for the Fixed Income Funds are declared daily and paid monthly. Capital gain distributions, if any, for all Funds, are declared and paid at least annually in December. Distributions payable to shareholders are recorded on the ex-dividend date.

(c) Foreign Currency Translation

The Funds may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s net asset value, typically 4:00 p.m. Eastern time on days when there is regular trading on the NYSE. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(d) Income Taxes

Each Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), in order to qualify as regulated investment companies. Each Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

Certain Funds may be subject to foreign income taxes imposed on realized gains on securities of issuers from certain foreign countries. Such taxes, if applicable, are included within Net realized gain (loss) on transactions from Investments in securities in the Statement of Operations.

Management has evaluated all of the uncertain tax positions of the Funds and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Funds’ tax returns for the prior three years remains open and the returns are subject to examination.

June 30, 2019	William Blair Funds	127

Notes to Financial Statements (information as of June 30, 2019 is unaudited)

Adjustments to the cost of investments for tax purposes may be due to the deferred loss associated with current and prior year wash sales, income recognition from investments in real estate investment trusts and partnerships, and the Funds’ election to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”). The cost of investments, including derivatives, for federal income tax purposes and related gross unrealized appreciation (depreciation) and net unrealized appreciation/(depreciation) at June 30, 2019, were as follows (in thousands):

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Growth	$171,370	$93,271	$4,656	$88,615
Large Cap Growth	159,599	73,939	2,894	71,045
Mid Cap Growth	56,422	14,563	1,688	12,875
Small-Mid Cap Growth	2,378,453	528,220	70,398	457,822
Small-Mid Cap Value	1,562	201	46	155
Small Cap Growth	593,579	139,490	27,571	111,919
Small Cap Value	361,036	100,332	12,728	87,604
Global Leaders	157,963	56,325	2,442	53,883
International Leaders	450,189	99,795	3,262	96,533
International Developed Plus	20,311	3,939	2	3,937
Institutional International Developed Plus	16,569	3,984	40	3,944
International Growth	1,762,985	404,208	28,651	375,557
Institutional International Growth	1,478,763	334,632	25,021	309,611
International Small Cap Growth	279,615	44,584	15,356	29,228
Emerging Markets Leaders	195,215	32,682	4,483	28,199
Emerging Markets Growth	654,959	152,114	5,446	146,668
Emerging Markets Small Cap Growth	245,163	37,077	5,091	31,986
Bond	400,066	16,287	3,177	13,110
Income	63,506	936	620	316
Low Duration	100,899	569	846	(277)
Macro Allocation	828,501	53,955	22,351	31,604

In addition, the Funds may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and US GAAP. The reclassifications generally relate to the tax treatment of net operating losses, expiration of capital loss carryforwards, redemptions in-kind, and utilization of earnings and profits distributed to shareholders on redemption of shares. These reclassifications have no impact on the net asset values or the net assets of the Funds. Accordingly, at December 31, 2018 (the Funds’ most recent fiscal year end), the following reclassifications were recorded (in thousands):

128	Semiannual Report	June 30, 2019

Notes to Financial Statements (information as of June 30, 2019 is unaudited)

Fund	Paid in Capital	Total Distributable Earnings (Loss)
Growth	$19,805	$(19,805)
Large Cap Growth	5,048	(5,048)
Mid Cap Growth	2,417	(2,417)
Small-Mid Cap Growth	31,047	(31,047)
Small-Mid Cap Value	98	(98)
Small Cap Growth	12,551	(12,551)
Small Cap Value	6,948	(6,948)
Global Leaders	4,894	(4,894)
International Leaders	—	—
International Developed Plus	—	—
Institutional International Developed Plus	(11)	11
International Growth	18	(18)
Institutional International Growth	—	—
International Small Cap Growth	(274)	274
Emerging Markets Leaders	24,198	(24,198)
Emerging Markets Growth	32,994	(32,994)
Emerging Markets Small Cap Growth	(3,217)	3,217
Bond	—	—
Income	—	—
Low Duration	(955)	955
Macro Allocation	—	—

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from US GAAP. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 was as follows (in thousands):

	Distributions Paid in 2018				Distributions Paid in 2017
	Ordinary Income		Long-Term Capital Gains		Ordinary Income		Long-Term Capital Gains
Fund	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I
Growth	$815	$3,461	$11,233	$47,642	$351	$3,113	$10,311	$80,701
Large Cap Growth	503	1,744	6,019	18,995	—	—	146	993
Mid Cap Growth	—	—	982	9,097	—	—	986	10,476
Small-Mid Cap Growth	576	2,467	36,850	157,662	—	—	11,906	81,736
Small-Mid Cap Value	11	75	47	307	—	12	28	320
Small Cap Growth	2,543	5,077	21,112	42,147	4,158	8,754	19,362	40,764
Small Cap Value	—	1,274	2,248	55,731	46	2,095	2,057	45,472
Global Leaders	107	1,617	982	11,400	71	739	215	1,738
International Leaders	37	672	275	2,379	117	844	71	437
International Developed Plus	23	1,522	14	681	55	2,202	—	—
International Growth	2,365	19,058	36,843	126,713	9,771	36,754	—	—
International Small Cap Growth	61	4,260	402	21,212	121	8,233	425	23,214

June 30, 2019	William Blair Funds	129

Notes to Financial Statements (information as of June 30, 2019 is unaudited)

	Distributions Paid in 2018				Distributions Paid in 2017
	Ordinary Income		Long-Term Capital Gains		Ordinary Income		Long-Term Capital Gains
Fund	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I
Emerging Markets Leaders	$15	$477	$164	$3,197	$12	$327	$ —	$—
Emerging Markets Growth	69	1,152	897	9,989	77	1,188	—	—
Emerging Markets Small Cap Growth	—	303	201	4,110	391	8,028	35	651
Bond	3,412	14,892	—	—	3,978	14,049	—	—
Income	993	1,404	—	—	1,426	1,849	—	—
Low Duration	62	2,632	—	—	96	4,594	—	—
Macro Allocation	675	15,790	—	—	260	8,252	—	—

	Distributions Paid in 2018		Distributions Paid in 2017
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
	Institutional/ Class R6	Institutional/ Class R6	Institutional/ Class R6	Institutional/ Class R6
Global Leaders	$1,539	$10,463	$1,836	$4,097
International Leaders	3,148	10,126	4,501	2,201
Institutional International Developed Plus	554	—	212	—
Institutional International Growth	20,298	166,380	54,743	39,224
International Small Cap Growth	3,872	17,228	6,246	17,011
Emerging Markets Leaders	2,228	13,885	3,069	—
Emerging Markets Growth	9,103	72,372	11,908	—
Emerging Markets Small Cap Growth	257	2,096	4,880	389
Bond	3,657	—	3,890	—
Low Duration	3,226	—	2,290	—
Macro Allocation	13,220	—	6,654	—

As of December 31, 2018, the components of distributable earnings on a tax basis were as follows (in thousands):

Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Total
Growth	$876	$—	$6,732	$53,711	$61,319
Large Cap Growth	86	(924)	3,728	36,566	39,456
Mid Cap Growth	50	—	2,260	2,782	5,092
Small-Mid Cap Growth	—	—	8,545	46,174	54,719
Small-Mid Cap Value	5	(32)	—	(50)	(77)
Small Cap Growth	—	(7,883)	11,445	(4,567)	(1,005)
Small Cap Value	487	—	2,276	23,163	25,926
Global Leaders	70	(719)	1,532	19,105	19,988
International Leaders	354	(32)	—	10,759	11,081
International Developed Plus	—	(854)	—	3,538	2,684
Institutional International Developed Plus	—	(226)	—	709	483
International Growth	16,855	(39,676)	—	2,862	(19,959)
Institutional International Growth	—	(33,348)	—	(9,035)	(42,383)
International Small Cap Growth	—	(15,671)	—	(37,426)	(53,097)
Emerging Markets Leaders	1,130	(3,768)	—	(4,098)	(6,736)
Emerging Markets Growth	4,115	(6,519)	—	19,576	17,172
Emerging Markets Small Cap Growth	—	(38,594)	—	(604)	(39,198)
Bond	353	(22,047)	—	(13,975)	(35,669)
Income	15	(5,656)	—	(1,882)	(7,523)
Low Duration	61	(25,492)	—	(2,140)	(27,571)
Macro Allocation	16,690	(150,674)	—	(18,378)	(152,362)

130	Semiannual Report	June 30, 2019

Notes to Financial Statements (information as of June 30, 2019 is unaudited)

As of December 31, 2018, the Funds may have unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. The following table details the Funds’ available capital loss carryforwards as of December 31, 2018, the capital loss carryforwards utilized by the Funds in 2018, and the capital loss carryforwards that expired in 2018 (in thousands):

	Available Capital Loss Carryforwards			Capital Loss Carryforwards	Capital Loss Carryforwards
Fund	Short Term	Long Term	Total	Utilized in 2018	Expired in 2018
Institutional International Developed Plus	$91	$—	$91	$122	$—
Emerging Markets Growth	—	—	—	21,948	—
Emerging Markets Small Cap Growth	38,594	—	38,594	—	—
Bond	10,433	11,614	22,047	—	—
Income	2,100	3,556	5,656	—	—
Low Duration	11,653	13,839	25,492	—	955
Macro Allocation	150,674	—	150,674	67,739	—

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any short term or long term capital losses incurred between November 1 and the end of their fiscal year, December 31, 2018. Qualified late year ordinary losses are comprised of losses related to foreign currency and PFICs incurred between November 1 and the end of their fiscal year, December 31, 2018.

As of December 31, 2018, the following Funds deferred, on a tax basis, qualified late year losses of (in thousands):

	Qualified Late Year Losses
Fund	Ordinary Income	Net Capital
Large Cap Growth	$—	$924
Small-Mid Cap Value	—	32
Small Cap Growth	—	7,883
Global Leaders	—	719
International Leaders	—	32
International Developed Plus	120	734
Institutional International Developed Plus	26	109
International Growth	—	39,676
Institutional International Growth	1,197	32,151
International Small Cap Growth	2,349	13,322
Emerging Markets Leaders	—	3,768
Emerging Markets Growth	—	6,519

(e) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying collateral. The Adviser monitors, on an ongoing basis, the value of the underlying collateral to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements may involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying collateral. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. The Funds have master repurchase agreements which allow the Funds to offset amounts owed to a counterparty with amounts owed from the same counterparty, including any collateral, in the event the counterparty defaults. As of June 30, 2019, each Fund’s outstanding repurchase agreements, if any, and related collateral, are shown on the Fund’s Portfolio of Investments. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which a Fund

June 30, 2019	William Blair Funds	131

Notes to Financial Statements (information as of June 30, 2019 is unaudited)

enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(f) TBA Securities

The Fixed Income Funds may invest in mortgage pass-through securities eligible to be sold in the “to-be announced” market (“TBAs”). TBAs provide for the forward or delayed delivery of the underlying instrument with settlement in up to 180 days. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. A Fund generally has the ability to close out a TBA obligation on or before the settlement date, rather than take delivery of the security. When a Fund sells TBAs, it incurs risks similar to those incurred in short sales. For example, when a Fund sells TBAs without owning or having the right to obtain the deliverable securities it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold the securities.

(g) Securities Sold, Not Yet Purchased

A Fund may sell a security it does not own (known as selling a security short) in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker through which it made the short sale. A gain, limited to the price at which the fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. A Fund is also subject to the risk that it may be unable to acquire a security to terminate a short position except at a price substantially in excess of the price at which it sold the security short.

(h) Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(i) Indemnification

In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

(j) Redemption In-Kind

In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of Fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain or loss on the transfer of securities depending on the value of those securities on the date of redemption. Gains and losses realized on in-kind redemptions may not be recognized for tax purposes and are reclassified from accumulated net realized gain (loss) to capital paid in excess of par value. During the period ended June 30, 2019, the Small-Mid Cap Growth and Institutional International Growth Funds redeemed $122,137 and $50,390 (in thousands), respectively, of Fund shares in-kind rather than with cash and recognized net realized gains of $40,038 and $7,223 (in thousands), respectively, on the securities distributed to shareholders.

(k) Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update 2017-08 – Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). ASU 2017-08 changes the amortization of premium on certain debt securities with explicit noncontingent call features that are callable at fixed prices on preset dates by reducing the amortization period from maturity date to the earliest date a bond could be called. As of June 30, 2019, the Funds have adopted ASU 2017-08, which did not have a material impact on the financial statements, and had no effect on the net increase (decrease) in net assets resulting from operations, net asset value or the net assets of the Funds.

(3) Valuation

(a) Investment Valuation

The value of U.S. equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices.

132	Semiannual Report	June 30, 2019

Notes to Financial Statements (information as of June 30, 2019 is unaudited)

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE. As a result, a Fund’s value for a foreign security may be different from the last sale price (or the mean between the last reported bid and ask prices). As of June 30, 2019, fair valuation estimates for foreign equity securities were not obtained.

Fixed income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices for such securities, dealer quotes, transaction prices for other securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Repurchase agreements and commercial paper are valued at cost, which approximates fair value.

Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Option contracts on foreign indices are valued at the settlement price. If there were no sales that day or if no settlement price is available, such option contracts are valued at the mean between the last reported bid and ask prices. Option contracts traded in the Over-the-Counter (“OTC”) market shall be valued by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which they are traded most extensively, or if no settlement price is available, at the last sale price as of the close of the exchange. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

Swaps that are centrally cleared through an exchange are valued at the most recent settlement price provided by the exchange on which they are cleared. Total return swaps on equities, equity baskets, indices and other financial instruments are valued by an independent pricing service, or if unavailable, based on the security’s or instrument’s underlying reference asset. All other swap contracts are valued by an independent pricing service. Depending on the product and the terms of the transaction, the independent pricing service may use a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates.

Securities, and other assets, for which a market price is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Valuation Procedures approved by the Board of Trustees. The value of these fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

(b) Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•	Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time at which the net asset value of the Fund is calculated.

•	Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and are based on the best information available.

June 30, 2019	William Blair Funds	133

Notes to Financial Statements (information as of June 30, 2019 is unaudited)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation methodologies applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Exchange-Traded Securities

Securities traded on a national securities exchange (or reported on the NASDAQ national market), including exchange-traded funds, are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the mean between the last reported bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed Income Securities

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agency obligations, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, asset-backed securities and non-U.S. bonds are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the fair value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices for such securities, dealer quotes, transaction prices for other securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Securities that use similar valuation techniques and observable inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-Term Investments

Repurchase agreements and commercial paper are valued at cost, which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Derivative Instruments

Listed derivatives, such as certain options and futures contracts, that are actively traded are valued based on quoted prices from the exchange on which they are traded most extensively and are categorized as Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap and certain option contracts related to interest rates, foreign currencies, the credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of OTC derivative products can be modeled by independent pricing services taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of forward foreign currency contracts and interest rate swaps. A substantial majority of OTC derivative products valued by a Fund using pricing models fall into this category and are categorized as Level 2 of the fair value hierarchy.

134	Semiannual Report	June 30, 2019

Notes to Financial Statements (information as of June 30, 2019 is unaudited)

As of June 30, 2019, the value of securities and other assets, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown below (in thousands).

Investments in securities			Growth	Large Cap Growth	Mid Cap Growth
Level 1—Quoted prices
Common Stocks			$258,225	$227,841	$68,372
Level 2—Other significant observable inputs
Short-Term Investments			1,760	2,803	925
Level 3—Significant unobservable inputs
None			—	—	—
Total investments in securities			$259,985	$230,644	$69,297

Investments in securities		Small-Mid Cap Growth	Small-Mid Cap Value	Small Cap Growth	Small Cap Value
Level 1—Quoted prices
Common Stocks		$2,778,249	$1,717	$694,086	$442,230
Level 2—Other significant observable inputs
Short-Term Investments		58,026	—	11,412	6,410
Level 3—Significant unobservable inputs
None		—	—	—	—
Total investments in securities		$2,836,275	$1,717	$705,498	$448,640

Investments in securities	Global Leaders	International Leaders	International Developed Plus	Institutional International Developed Plus	International Growth
Level 1—Quoted prices
Common Stocks	$207,081	$529,004	$22,202	$18,753	$2,115,755
Rights	—	381	—	—	479
Level 2—Other significant observable inputs
Common Stocks	—	—	—	—	11,542
Short-Term Investments	4,765	17,337	2,046	1,760	10,766
Level 3—Significant unobservable inputs
None	—	—	—	—	—
Total investments in securities	$211,846	$546,722	$24,248	$20,513	$2,138,542

Investments in securities	Institutional International Growth	International Small Cap Growth	Emerging Markets Leaders	Emerging Markets Growth	Emerging Markets Small Cap Growth
Level 1—Quoted prices
Common Stocks	$1,764,526	$292,815	$206,136	$746,662	$265,633
Preferred Stocks	—	—	—	13,645	2,138
Rights	396	—	—	—	—
Level 2—Other significant observable inputs
Common Stocks	9,604	2,748	8,195	26,557	9,154
Short-Term Investments	13,848	13,280	9,083	14,763	224
Level 3—Significant unobservable inputs
None	—	—	—	—	—
Total investments in securities	$1,788,374	$308,843	$223,414	$801,627	$277,149

June 30, 2019	William Blair Funds	135

Notes to Financial Statements (information as of June 30, 2019 is unaudited)

Investments in securities	Bond	Income	Low Duration	Macro Allocation
Assets
Level 1—Quoted Prices
Exchange-Traded Funds	$—	$—	$—	$568,290
Level 2—Other significant observable inputs
Asset-Backed Securities	6,589	2,823	12,030	—
Commercial Paper	7,000	1,200	1,500	—
Corporate Obligations	183,475	22,687	33,360	—
Foreign Government Bond	—	—	—	20,759
Short-Term Investments	1,083	1,878	731	66,869
U.S. Government and U.S. Government Agency	215,222	35,252	53,073	209,016
Level 3—Significant unobservable inputs
None	—	—	—	—
Liabilities
Level 1—Quoted Prices
None	—	—	—	—
Level 2—Other significant observable inputs
None	—	—	—	—
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$413,369	$63,840	$100,694	$864,934

Other financial instruments

Assets
Level 1—Quoted Prices
Futures Contracts	$—	$—	$—	$3,354
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	—	8,544
Swaps	(150)	—	—	5,057
Level 3—Significant unobservable inputs
None	—	—	—	—
Liabilities
Level 1—Quoted Prices
Futures Contracts	—	—	—	(8,643)
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	—	(10,490)
Swaps	—	—	—	(2,650)
U.S. Government Agency	(10,086)	(3,021)	(12,085)	—
Level 3—Significant unobservable inputs
None	—	—	—	—
Total Other Financial Instruments	$(10,236)	$(3,021)	$(12,085)	$(4,828)

Level 1 Common Stocks are exchange-traded securities with a quoted price. See Portfolio of Investments for Sector Classification.

136	Semiannual Report	June 30, 2019

Notes to Financial Statements (information as of June 30, 2019 is unaudited)

(4) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Fund has a management agreement with the Adviser for investment management, clerical, bookkeeping and administrative services. Each Fund pays the Adviser an annual management fee, which is accrued daily and paid monthly, based on a specified percentage of the Fund’s average daily net assets. Each Fund’s annual management fee rate is as follows:

U.S. Equity Funds
Growth	0.75%
Large Cap Growth[2]	0.60%
Mid Cap Growth[3]	0.90%
Small-Mid Cap Growth	1.00%
Small-Mid Cap Value[4]	0.95%
Small Cap Growth	1.10%
Small Cap Value	1.10%

Fixed Income Funds
Bond	0.30%
Income[1]:
First $250 million	0.25%
In excess of $250 million	0.20%
Low Duration	0.30%

Multi-Asset and Alternative Fund
Macro Allocation	0.80%

Global Equity Fund
Global Leaders[5]	0.85%
International Equity Funds
International Leaders[6]	0.85%
International Developed Plus	0.90%
Institutional International Developed Plus:
First $500 million	0.90%
Next $500 million	0.85%
In excess of $1 billion	0.80%
International Growth:
First $250 million	1.10%
Next $2.25 billion	1.00%
Next $2.5 billion	0.975%
Next $5 billion	0.95%
Next $5 billion	0.925%
In excess of $15 billion	0.90%
Institutional International Growth:
First $500 million	1.00%
Next $500 million	0.95%
Next $1.5 billion	0.90%
Next $2.5 billion	0.875%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
International Small Cap Growth	1.00%
Emerging Markets Leaders	1.10%
Emerging Markets Growth	1.10%
Emerging Markets Small Cap Growth	1.10%

1	Management fee also includes a charge of 5% of gross income.
2	Prior to May 1, 2019, the Large Cap Growth Fund paid a management fee at a rate of 0.70% of the Fund’s average daily net assets. Effective May 1, 2019, the management fee paid to the Adviser was reduced to 0.60%.
3	Prior to May 1, 2019, the Mid Cap Growth Fund paid a management fee at a rate of 0.95% of the Fund’s average daily net assets. Effective May 1, 2019, the management fee paid to the Adviser was reduced to 0.90%.
4	Prior to May 1, 2019, the Small-Mid Cap Value Fund paid a management fee at a rate of 1.00% of the Fund’s average daily net assets. Effective May 1, 2019, the management fee paid to the Adviser was reduced to 0.95%.
5	Prior to May 1, 2019, the Global Leaders Fund paid a management fee at a rate of 0.95% of the Fund’s average daily net assets. Effective May 1, 2019, the management fee paid to the Adviser was reduced to 0.85%.
6	Prior to May 1, 2019, the International Leaders Fund paid a management fee at a rate of 0.90% of the Fund’s average daily net assets. Effective May 1, 2019, the management fee paid to the Adviser was reduced to 0.85%.

June 30, 2019	William Blair Funds	137

Notes to Financial Statements (information as of June 30, 2019 is unaudited)

The Funds have also entered into an Amended and Restated Expense Limitation Agreement with the Adviser. Under the terms of the agreement, the Adviser will waive its management fee and/or reimburse a Fund for certain operating expenses, subject to certain excluded expenses, in excess of the agreed upon rate through April 30, 2020. The amount the Adviser owes a Fund as of the reporting date is recorded as Receivable from Adviser in the Statements of Assets and Liabilities. The Adviser reimburses the Funds on a monthly basis. The Adviser will waive fees and/or reimburse expenses to the extent that the total operating expenses for the stated class of the Funds, subject to certain excluded expenses, exceed the following rates (as a percentage of average daily net assets):

	Class N		Class I		Class R6/Institutional Class
Fund	Effective May 1, 2019 through April 30, 2020	Effective May 1, 2018 through April 30, 2019	Effective May 1, 2019 through April 30, 2020	Effective May 1, 2018 through April 30, 2019	Effective May 1, 2019 through April 30, 2020	Effective May 1, 2018 through April 30, 2019
Growth	1.20%	1.20%	0.95%	0.95%	0.90%	N/A
Large Cap Growth	0.90%	1.05%	0.65%	0.80%	0.60%	N/A
Mid Cap Growth	1.20%	1.20%	0.95%	0.95%	0.90%	N/A
Small-Mid Cap Growth	1.35%	1.35%	1.10%	1.10%	1.05%	N/A
Small-Mid Cap Value	1.25%	1.25%	1.00%	1.00%	0.95%	N/A
Small Cap Growth	1.50%	1.50%	1.25%	1.25%	1.20%	N/A
Small Cap Value	1.50%	1.50%	1.25%	1.25%	1.20%	N/A
Global Leaders	1.15%	1.30%	0.90%	1.05%	0.85%	1.00%
International Leaders	1.15%	1.25%	0.90%	1.00%	0.85%	0.95%
International Developed Plus	1.25%	1.25%	1.00%	1.00%	N/A	N/A
Institutional International Developed Plus	N/A	N/A	N/A	N/A	0.90%	0.90%
International Growth	1.45%	1.45%	1.20%	1.20%	1.15%	N/A
Institutional International Growth	N/A	N/A	N/A	N/A	1.05%	1.05%
International Small Cap Growth	1.55%	1.55%	1.30%	1.30%	1.25%	1.25%
Emerging Markets Leaders	1.40%	1.55%	1.15%	1.30%	1.10%	1.25%
Emerging Markets Growth	1.60%	1.60%	1.35%	1.35%	1.30%	1.30%
Emerging Markets Small Cap Growth	1.55%	1.55%	1.30%	1.30%	1.25%	1.25%
Bond	0.60%	0.60%	0.45%	0.45%	0.40%	0.40%
Income	0.85%	0.85%	0.70%	0.70%	0.65%	N/A
Low Duration	0.55%	0.55%	0.40%	0.40%	0.35%	0.35%
Macro Allocation	1.25%	1.25%	1.00%	1.00%	0.95%	0.95%

138	Semiannual Report	June 30, 2019

Notes to Financial Statements (information as of June 30, 2019 is unaudited)

For the period ended June 30, 2019, the fee waivers and/or expense reimbursements received by each Fund were as follows (in thousands):

Fund	Class N Waiver	Class I Waiver	Institutional/Class R6 Waiver	Total Waiver
Growth	$8	$—	$—	$8
Large Cap Growth	37	75	—	112
Mid Cap Growth	9	100	—	109
Small-Mid Cap Growth	171	616	—	787
Small-Mid Cap Value	13	70	—	83
Small Cap Growth	44	15	—	59
Small Cap Value	6	151	—	157
Global Leaders	7	48	39	94
International Leaders	6	30	72	108
International Developed Plus	3	91	—	94
Institutional International Developed Plus	—	—	56	56
International Growth	41	—	—	41
Institutional International Growth	—	—	—	—
International Small Cap Growth	—	—	—	—
Emerging Markets Leaders	1	11	39	51
Emerging Markets Growth	—	—	—	—
Emerging Markets Small Cap Growth	7	133	70	210
Bond	30	32	—	62
Income	11	1	—	12
Low Duration	2	36	32	70
Macro Allocation	—	—	—	—

(b) Underwriting, Distribution Services, and Shareholder Administration Agreements

Pursuant to separate Underwriting and Distribution Agreements, WBC is the principal underwriter and distributor for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust’s shares. The Distributor is not compensated under the Underwriting Agreement.

Each Fund, except the Institutional International Developed Plus Fund and Institutional International Growth Fund, has a Distribution Agreement with WBC for distribution services to the Funds’ Class N shares. Each Fund pays WBC an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Funds except the Bond, Income and Low Duration Funds, which is 0.15%. Pursuant to the Distribution Agreement, WBC enters into related selling group agreements with various firms at various rates for sales of the Funds’ Class N shares.

The Global Leaders, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond, Low Duration and Macro Allocation Funds have a Shareholder Administration Agreement with WBC to provide shareholder administration services to Class N and Class I shares. Class N and Class I shares of the Funds previously agreed to pay an annual fee, payable monthly, of 0.15% of average daily net assets attributable to each class, respectively, all of which had been waived by WBC since January 2015. Effective January 1, 2018, the fee was reduced to 0.00%. WBC has provided, and continues to provide, shareholder administration services pursuant to the Shareholder Administration Agreements.

June 30, 2019	William Blair Funds	139

Notes to Financial Statements (information as of June 30, 2019 is unaudited)

(5) Investment Transactions

Investment transactions, excluding U.S. government securities and securities whose maturities or expiration dates at the time of purchase were one year or less, for the period ended June 30, 2019, were as follows (in thousands):

Fund	Purchases	Sales
Growth	$44,023	$60,904
Large Cap Growth	40,070	32,964
Mid Cap Growth	18,527	20,538
Small-Mid Cap Growth	790,598	904,654
Small-Mid Cap Value	1,008	1,223
Small Cap Growth	201,656	199,305
Small Cap Value	155,163	262,950
Global Leaders	31,760	27,332
International Leaders	108,900	61,159
International Developed Plus	14,481	89,764
Institutional International Developed Plus	5,194	4,833
International Growth	494,386	833,873
Institutional International Growth	400,619	693,761
International Small Cap Growth	59,050	154,059
Emerging Markets Leaders	27,288	38,773
Emerging Markets Growth	311,413	365,103
Emerging Markets Small Cap Growth	247,689	273,933
Bond	116,071	149,913
Income	37,830	33,447
Low Duration	93,828	94,561
Macro Allocation	75,329	174,152

Investment transactions in U.S. government securities whose maturities at the time of purchase were greater than one year for the period ended June 30, 2019, were as follows (in thousands):

Fund	Purchases	Sales
Bond	$500	$1,374
Income	—	295
Low Duration	—	—
Macro Allocation	87,878	69,000

140	Semiannual Report	June 30, 2019

Notes to Financial Statements (information as of June 30, 2019 is unaudited)

(6) Financial Derivative Instruments

Each Fund may use derivative instruments to maintain liquidity, to provide hedging, or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in each Fund’s prospectus. Macro Allocation Fund may also use derivative instruments to obtain investment exposures. The derivative instruments held as of June 30, 2019, as disclosed in each Fund’s Portfolios of Investments, are representative of each Fund’s derivative instrument trading activity during the period ended June 30, 2019.

Derivative transactions carry counterparty risk as they are based on contracts between a Fund and the applicable counterparty. For exchange-traded or cleared derivative contracts, such counterparty risk is limited due to the role of the exchange or clearinghouse. OTC derivative contracts, however, are exposed to counterparty risk in the amount of unrealized gains, net of collateral held, for the duration of the contract.

Macro Allocation Fund is subject to certain netting arrangements through International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDAs”). The ISDAs maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. The ISDAs cover certain OTC derivative securities entered into by Macro Allocation Fund with various counterparties and allow Macro Allocation Fund to close out and net its total exposure to a counterparty in the event of a default.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. A futures contract can be closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other liquid assets equal to a certain percentage of the contract amount (“initial margin deposit”). Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund and a cash payment is either made to or received from the broker each day. Gains or losses on futures contracts are recognized but not considered realized until the contracts expire or are closed and are included in the Statement of Operations.

Options

The purchase or sale of an option by a Fund involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, either to purchase or sell the underlying security, commodity, or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so the investor loses its premium. Writing options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the amount of the premium paid (which could result in a potentially unlimited loss). OTC options also involve counterparty credit risk. Purchased options are shown as an asset in the Statement of Assets and Liabilities and are included in Investments in securities. Premiums received for written options are shown as a liability in the Statement of Assets and Liabilities. Realized gains and losses on the sale, expiration or assignment of an option are disclosed in the Statement of Operations.

Forward Foreign Currency Contracts

The Global Equity, International Equity and Multi-Asset and Alternative Funds may enter into forward foreign currency contracts. When entering into a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. A Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and

June 30, 2019	William Blair Funds	141

Notes to Financial Statements (information as of June 30, 2019 is unaudited)

the forward rates at the reporting date, is included in the Statement of Assets and Liabilities as unrealized appreciation/depreciation on forward foreign currency contracts. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments may involve market risk, credit risk, or both kinds of risks in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from the price movements in currencies.

Swap Contracts

Swap agreements may include total return, interest rate, securities index, commodity, security, currency exchange rate, credit default index, volatility and variance swaps. Cleared swaps are transacted through futures commission merchants that are members of central clearing houses with the clearing house serving as a central counterparty similar to transactions in futures contracts. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested, for example, at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may cause a Fund to lose money. To the extent permitted by its investment policies and restrictions, a Fund may invest in the following types of swaps:

Credit Default Swaps—A Fund may invest in credit default swaps as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. A Fund may be a buyer or seller of a credit default swap. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. A Fund adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of the period end for which a Fund is the seller of protection are disclosed in the Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the same Fund for the same referenced entity or entities. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as an indicator of the payment performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent deterioration of the referenced entities’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap.

Interest Rate Swap—A Fund may invest in interest rate swaps to gain or mitigate exposure to changes in interest rates. Interest rate swap agreements involve a commitment between parties to pay either a fixed interest rate or a floating interest rate based on a notional amount of principal. The parties make payments at predetermined intervals throughout the life of the swap. As a payer, a Fund would make the fixed payment and receive the floating payment. As a receiver, a Fund would make the floating payment and receive the fixed payment.

Total Return Swap—A Fund may invest in total return swaps to gain or mitigate exposure to an underlying security, or securities. Total return swap agreements may involve commitments to pay interest in exchange for the return on the underlying security, or securities. At maturity, a net cash flow is exchanged between the parties based on the total return of the underlying security, or securities, less a financing rate. As a receiver in the transaction, a Fund would receive a payment for a positive return and would make a payment for a negative return. As a payer in the transaction, a Fund would make a payment for a positive return and would receive a payment for a negative return.

Variance Swap—A Fund may invest in variance swaps in order to gain or mitigate its exposure to an underlying reference entity such as a broad based index. A variance swap is an agreement between two parties to exchange cash flows based on the measured variance of a reference entity. The payer agrees to exchange the fixed rate, which is the variance strike price of the reference

142	Semiannual Report	June 30, 2019

Notes to Financial Statements (information as of June 30, 2019 is unaudited)

entity, to the receiver for the floating rate, which is the realized variance price of the reference entity. At the time the trade is originated, the agreed upon variance strike price is generally set so that the fair value of the swap is near zero. At maturity, a net cash flow is exchanged between the parties based on the difference between the final realized variance price of the swap and the variance strike price multiplied by the notional, or vega amount. As a receiver of the floating rate, a Fund would receive a payment if the final realized variance price is greater than the variance strike price and would make a payment if the final realized variance price is less than the variance strike price. As a payer of the floating rate, a Fund would receive a payment if the final realized variance price is less than the variance strike price and would make a payment if the final realized variance price is greater than the variance strike price.

The following table presents the value of financial derivative instruments, by Fund and primary risk exposure, as of June 30, 2019, and their respective location in the Statements of Assets and Liabilities (in thousands):

	Assets		Liabilities
Fund and Primary Risk Exposure	Statements of Assets and Liabilities	Value	Statements of Assets and Liabilities	Value
Bond
Credit	Receivable for variation margin on centrally cleared swaps	$—	Payable for variation margin on centrally cleared swaps	$150
Macro Allocation
Credit	Receivable for variation margin on centrally cleared swaps	75	Payable for variation margin on centrally cleared swaps	—
Currency	Unrealized appreciation on forward foreign currency contracts	8,544	Unrealized depreciation on forward foreign currency contracts	10,490
Equity	Receivable for variation margin on futures	3,354	Payable for variation margin on futures	8,311
Equity	Unrealized appreciation on swap contracts	4,063	Unrealized depreciation on swap contracts	—
Interest rate	Unrealized appreciation on swap contracts	919	Unrealized depreciation on swap contracts	1,385
Interest rate	Receivable for variation margin on futures	—	Payable for variation margin on futures	332
Interest rate	Receivable for variation margin on centrally cleared swaps	—	Payable for variation margin on centrally cleared swaps	1,265

The table above includes cumulative appreciation/(depreciation) on futures contracts and centrally cleared swaps as reported in the applicable Fund’s Portfolio of Investments. Variation margin receivable/payable on futures contracts and centrally cleared swaps is reported within the Statements of Assets and Liabilities.

June 30, 2019	William Blair Funds	143

Notes to Financial Statements (information as of June 30, 2019 is unaudited)

The following table indicates the effect of derivatives, by Fund and primary risk exposure, in the Statements of Operations for the period ended June 30, 2019 (in thousands):

	Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund and Primary Risk Exposure	Statements of Operations	Value	Statements of Operations	Value
Bond
Credit	Swaps	$(126)	Swaps	$(426)
Macro Allocation
Credit	Swaps	275	Swaps	193
Currency	Forward foreign currency contracts	15,943	Forward foreign currency contracts	(7,141)
Currency	Options	(1,844)	Options	1,484
Equity	Futures contracts	(58,877)	Futures contracts	(13,552)
Equity	Options	(566)	Options	(154)
Equity	Swaps	130	Swaps	4,222
Interest rate	Futures contracts	(1,862)	Futures contracts	110
Interest rate	Options	(860)	Options	(409)
Interest rate	Swaps	(4,161)	Swaps	(794)

The following table is a summary by counterparty of the derivative instruments and collateral pledged/(received) included in the Macro Allocation Fund’s Statement of Assets and Liabilities at June 30, 2019 (in thousands):

	Financial Derivative Assets			Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Swaps	Total	Forward Foreign Currency Contracts	Swaps	Total	Net Market Value	Collateral Pledged (Received)	Net Exposure
Citibank N.A.	$8,544	$2,259	$10,803	$(10,490)	$—	$(10,490)	$313	$(313)	$—
Credit Suisse	—	919	919	—	(1,385)	(1,385)	(466)	5,925	5,459
Goldman Sachs	—	1,804	1,804	—	—	—	1,804	(1,804)	—
	$8,544	$4,982	$13,526	$(10,490)	$(1,385)	$(11,875)	$1,651	$3,808	$5,459

The net exposure represents the amount due from the counterparty in the event of default. Any net exposure is generally due to changes in market value of the underlying derivative instruments on the last day of the period as timing of collateral movement occurs the following day. For Credit Suisse, the collateral pledged is due to initial margin requirements of approximately $5,037 (in thousands) for total return swaps on futures contracts and $888 (in thousands) for the net market value of all OTC swaps. The table does not include additional collateral received in the amounts of $1,759 (in thousands) and $46 (in thousands) for Citibank N.A. and Goldman Sachs, respectively.

144	Semiannual Report	June 30, 2019

Notes to Financial Statements (information as of June 30, 2019 is unaudited)

(7) Fund Share Transactions

The following tables summarize the activity in capital shares of each Fund for the period ended June 30, 2019 (in thousands):

								Class N
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$2,811	$—	$8,671	$(5,860)	319	—	981	(662)
Large Cap Growth	13,195	—	8,329	4,866	964	—	609	355
Mid Cap Growth	147	—	436	(289)	14	—	42	(28)
Small-Mid Cap Growth	45,480	—	200,334	(154,854)	1,892	—	8,428	(6,536)
Small-Mid Cap Value	31	—	68	(37)	3	—	6	(3)
Small Cap Growth	34,350	—	38,509	(4,159)	1,320	—	1,432	(112)
Small Cap Value	894	—	3,791	(2,897)	52	—	223	(171)
Global Leaders	688	—	1,104	(416)	53	—	86	(33)
International Leaders	961	—	1,131	(170)	62	—	72	(10)
International Developed Plus	31	—	221	(190)	3	—	15	(12)
International Growth	35,917	—	75,596	(39,679)	1,406	—	2,951	(1,545)
International Small Cap Growth	38	—	559	(521)	3	—	48	(45)
Emerging Markets Leaders	2,278	—	2,582	(304)	242	—	279	(37)
Emerging Markets Growth	1,321	—	1,683	(362)	110	—	140	(30)
Emerging Markets Small Cap Growth	545	—	4,283	(3,738)	36	—	296	(260)
Bond	5,599	1,378	13,552	(6,575)	556	137	1,358	(665)
Income	903	351	2,926	(1,672)	107	41	346	(198)
Low Duration	121	27	187	(39)	13	3	21	(5)
Macro Allocation	6,512	—	13,185	(6,673)	570	—	1,138	(568)

								Class I
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$8,449	$—	$18,438	$(9,989)	807	—	1,738	(931)
Large Cap Growth	19,141	—	16,261	2,880	1,333	—	1,155	178
Mid Cap Growth	3,938	—	6,311	(2,373)	349	—	556	(207)
Small-Mid Cap Growth	441,120	—	437,301	3,819	17,129	—	16,854	275
Small-Mid Cap Value	430	—	628	(198)	40	—	59	(19)
Small Cap Growth	98,261	—	97,412	849	3,329	—	3,251	78
Small Cap Value	28,829	—	142,163	(113,334)	1,630	—	8,070	(6,440)
Global Leaders	5,776	—	4,169	1,607	449	—	316	133
International Leaders	41,606	—	8,949	32,657	2,652	—	588	2,064
International Developed Plus	19	—	87,196	(87,177)	1	—	5,505	(5,504)
International Growth	155,129	—	444,231	(289,102)	5,958	—	16,762	(10,804)
International Small Cap Growth	27,334	—	63,082	(35,748)	2,372	—	5,490	(3,118)
Emerging Markets Leaders	4,307	—	1,799	2,508	459	—	192	267
Emerging Markets Growth	3,912	—	21,106	(17,194)	314	—	1,680	(1,366)
Emerging Markets Small Cap Growth	27,540	—	56,237	(28,697)	1,903	—	3,816	(1,913)
Bond	29,095	5,037	50,142	(16,010)	2,944	505	5,071	(1,622)
Income	14,297	655	8,106	6,846	1,709	78	969	818
Low Duration	4,575	1,036	7,302	(1,691)	526	119	838	(193)
Macro Allocation	68,581	—	126,596	(58,015)	5,954	—	10,953	(4,999)

June 30, 2019	William Blair Funds	145

Notes to Financial Statements (information as of June 30, 2019 is unaudited)

							Institutional/Class R6
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth (a)	$50	$—	$—	$50	5	—	—	5
Large Cap Growth (a)	52	—	—	52	3	—	—	3
Mid Cap Growth (a)	50	—	—	50	4	—	—	4
Small-Mid Cap Growth (a)	11,346	—	—	11,346	430	—	—	430
Small-Mid Cap Value (a)	18	—	—	8	1	—	—	1
Small Cap Growth (a)	18,416	—	—	18,416	611	—	—	611
Small Cap Value (a)	51	—	—	51	3	—	—	3
Global Leaders	1,469	—	60	1,409	114	—	5	109
International Leaders	25,928	—	11,110	14,818	1,669	—	689	980
Institutional International Developed Plus	2,000	—	1,000	1,000	142	—	70	72
International Growth (a)	51	—	—	51	2	—	—	2
Institutional International Growth	91,490	—	405,198	(313,708)	6,149	—	27,024	(20,875)
International Small Cap Growth	3,695	—	58,953	(55,258)	315	—	4,919	(4,604)
Emerging Markets Leaders	11,049	—	21,395	(10,346)	1,218	—	2,324	(1,106)
Emerging Markets Growth	77,491	—	115,135	(37,644)	6,344	—	9,265	(2,921)
Emerging Markets Small Cap Growth	21,646	—	9,017	12,629	1,474	—	612	862
Bond	2,110	1,494	11,402	(7,798)	214	150	1,149	(785)
Income (a)	50	—	—	50	6	—	—	6
Low Duration	3,804	501	8,320	(4,015)	437	57	955	(461)
Macro Allocation	101,199	—	92,251	8,948	8,782	—	7,962	820

	Net Change in Net Assets Relating to Fund Share Activity
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$11,310	$—	$27,109	$(15,799)	1,131	—	2,719	(1,588)
Large Cap Growth	32,388	—	24,590	7,798	2,300	—	1,764	536
Mid Cap Growth	4,135	—	6,747	(2,612)	367	—	598	(231)
Small-Mid Cap Growth	497,946	—	637,635	(139,689)	19,451	—	25,282	(5,831)
Small-Mid Cap Value	469	—	696	(227)	44	—	65	(21)
Small Cap Growth	151,027	—	135,921	15,106	5,260	—	4,683	577
Small Cap Value	29,774	—	145,954	(116,180)	1,685	—	8,293	(6,608)
Global Leaders	7,933	—	5,333	2,600	616	—	407	209
International Leaders	68,495	—	21,190	47,305	4,383	—	1,349	3,034
International Developed Plus	50	—	87,417	(87,367)	4	—	5,520	(5,516)
Institutional International Developed Plus	2,000	—	1,000	1,000	142	—	70	72
International Growth	191,097	—	519,827	(328,730)	7,366	—	19,713	(12,347)
Institutional International Growth	91,490	—	405,198	(313,708)	6,149	—	27,024	(20,875)
International Small Cap Growth	31,067	—	122,594	(91,527)	2,690	—	10,457	(7,767)
Emerging Markets Leaders	17,634	—	25,776	(8,142)	1,919	—	2,795	(876)
Emerging Markets Growth	82,724	—	137,924	(55,200)	6,768	—	11,085	(4,317)
Emerging Markets Small Cap Growth	49,731	—	69,537	(19,806)	3,413	—	4,724	(1,311)
Bond	36,804	7,909	75,096	(30,383)	3,714	792	7,578	(3,072)
Income	15,250	1,006	11,032	5,224	1,822	119	1,315	626
Low Duration	8,500	1,564	15,809	(5,745)	976	179	1,814	(659)
Macro Allocation	176,292	—	232,032	(55,740)	15,306	—	20,053	(4,747)

(a)	For the period from May 2, 2019 (Commencement of Operations) to June 30, 2019.

146	Semiannual Report	June 30, 2019

Notes to Financial Statements (information as of June 30, 2019 is unaudited)

The following tables summarize the activity in capital shares of each Fund for the year ended December 31, 2018 (in thousands):

	Class N
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$23,472	$11,875	$21,376	$13,971	2,069	1,409	2,022	1,456
Large Cap Growth	29,850	6,475	14,335	21,990	2,017	509	994	1,532
Mid Cap Growth	708	913	1,816	(195)	60	98	165	(7)
Small-Mid Cap Growth	380,723	37,279	163,129	254,873	15,220	1,679	6,431	10,468
Small-Mid Cap Value	113	58	122	49	7	6	8	5
Small Cap Growth	123,547	23,316	86,965	59,898	4,080	939	3,187	1,832
Small Cap Value	5,677	2,217	14,925	(7,031)	281	138	782	(363)
Global Leaders	1,661	1,030	1,425	1,266	109	85	98	96
International Leaders	3,308	312	2,911	709	200	22	181	41
International Developed Plus	210	37	1,229	(982)	12	3	77	(62)
International Growth	108,982	38,814	295,580	(147,784)	3,862	1,621	10,783	(5,300)
International Small Cap Growth	239	429	1,644	(976)	17	40	130	(73)
Emerging Markets Leaders	4,063	179	4,196	46	410	21	410	21
Emerging Markets Growth	1,881	889	2,909	(139)	116	79	205	(10)
Emerging Markets Small Cap Growth	3,416	201	6,551	(2,934)	198	14	377	(165)
Bond	23,108	3,396	34,380	(7,876)	2,284	340	3,453	(829)
Income	2,428	983	19,283	(15,872)	286	116	2,264	(1,862)
Low Duration	1,165	56	1,495	(274)	132	6	169	(31)
Macro Allocation	22,540	666	19,962	3,244	1,959	59	1,710	308

								Class I
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$19,362	$48,402	$178,305	$(110,541)	1,521	4,909	13,868	(7,438)
Large Cap Growth	30,159	17,362	81,956	(34,435)	1,958	1,293	5,120	(1,869)
Mid Cap Growth	10,073	8,782	30,355	(11,500)	806	873	2,485	(806)
Small-Mid Cap Growth	911,158	156,686	414,703	653,141	34,323	6,690	15,937	25,076
Small-Mid Cap Value	375	381	1,974	(1,218)	27	39	145	(79)
Small Cap Growth	202,591	46,926	114,306	135,211	6,183	1,690	3,677	4,196
Small Cap Value	66,163	56,178	145,358	(23,017)	3,311	3,405	7,213	(497)
Global Leaders	41,290	12,892	9,995	44,187	2,836	1,066	722	3,180
International Leaders	56,269	2,896	28,827	30,338	3,554	202	1,902	1,854
International Developed Plus	589	2,119	13,397	(10,689)	36	150	843	(657)
International Growth	200,613	133,989	531,160	(196,558)	6,692	5,473	18,564	(6,399)
International Small Cap Growth	82,715	19,411	169,747	(67,621)	5,533	1,796	13,158	(5,829)
Emerging Markets Leaders	9,820	3,475	14,210	(915)	917	412	1,420	(91)
Emerging Markets Growth	26,970	10,009	49,600	(12,621)	1,675	876	3,405	(854)
Emerging Markets Small Cap Growth	101,685	4,171	141,110	(35,254)	5,901	296	9,187	(2,990)
Bond	89,791	13,105	182,485	(79,589)	9,041	1,324	18,497	(8,132)
Income	8,196	1,300	24,129	(14,633)	976	154	2,848	(1,718)
Low Duration	9,060	2,567	84,883	(73,256)	1,029	291	9,591	(8,271)
Macro Allocation	204,410	14,124	483,628	(265,094)	17,377	1,250	41,548	(22,921)

June 30, 2019	William Blair Funds	147

Notes to Financial Statements (information as of June 30, 2019 is unaudited)

							Institutional/Class R6
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Global Leaders	$3,889	$12,002	$65,440	$(49,549)	268	993	4,170	(2,909)
International Leaders	94,113	12,596	30,591	76,118	5,729	881	1,917	4,693
Institutional International Developed Plus	—	554	50	504	—	45	4	41
Institutional International Growth	268,610	180,253	432,394	16,469	15,659	12,959	24,320	4,298
International Small Cap Growth	12,441	21,099	39,019	(5,479)	833	1,941	2,717	57
Emerging Markets Leaders	31,986	16,112	231,210	(183,112)	2,961	1,911	23,818	(18,946)
Emerging Markets Growth	199,420	70,214	513,600	(243,966)	14,257	6,095	34,162	(13,810)
Emerging Markets Small Cap Growth	52,476	2,144	75,303	(20,683)	2,989	152	5,051	(1,910)
Bond	4,444	3,613	23,146	(15,089)	448	366	2,364	(1,550)
Low Duration	6,065	2,461	58,720	(50,194)	687	279	6,709	(5,743)
Macro Allocation	74,626	11,126	161,255	(75,503)	6,351	985	13,863	(6,527)

				Net Change in Net Assets Relating to Fund Share Activity
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$42,834	$60,277	$199,681	$(96,570)	3,590	6,318	15,890	(5,982)
Large Cap Growth	60,009	23,837	96,291	(12,445)	3,975	1,802	6,114	(337)
Mid Cap Growth	10,781	9,695	32,171	(11,695)	866	971	2,650	(813)
Small-Mid Cap Growth	1,291,881	193,965	577,832	908,014	49,543	8,369	22,368	35,544
Small-Mid Cap Value	488	439	2,096	(1,169)	34	45	153	(74)
Small Cap Growth	326,138	70,242	201,271	195,109	10,263	2,629	6,864	6,028
Small Cap Value	71,840	58,395	160,283	(30,048)	3,592	3,543	7,995	(860)
Global Leaders	46,840	25,924	76,860	(4,096)	3,213	2,144	4,990	367
International Leaders	153,690	15,804	62,329	107,165	9,483	1,105	4,000	6,588
International Developed Plus	799	2,156	14,626	(11,671)	48	153	920	(719)
Institutional International Developed Plus	—	554	50	504	—	45	4	41
International Growth	309,595	172,803	826,740	(344,342)	10,554	7,094	29,347	(11,699)
Institutional International Growth	268,610	180,253	432,394	16,469	15,659	12,959	24,320	4,298
International Small Cap Growth	95,395	40,939	210,410	(74,076)	6,383	3,777	16,005	(5,845)
Emerging Markets Leaders	45,869	19,766	249,616	(183,981)	4,288	2,344	25,648	(19,016)
Emerging Markets Growth	228,271	81,112	566,109	(256,726)	16,048	7,050	37,772	(14,674)
Emerging Markets Small Cap Growth	157,577	6,516	222,964	(58,871)	9,088	462	14,615	(5,065)
Bond	117,343	20,114	240,011	(102,554)	11,773	2,030	24,314	(10,511)
Income	10,624	2,283	43,412	(30,505)	1,262	270	5,112	(3,580)
Low Duration	16,290	5,084	145,098	(123,724)	1,848	576	16,469	(14,045)
Macro Allocation	301,576	25,916	664,845	(337,353)	25,687	2,294	57,121	(29,140)

(8) Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

148	Semiannual Report	June 30, 2019

Financial Highlights — For a share outstanding throughout each period

Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$7.91	$10.27	$11.41	$12.52	$13.55	$14.79
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.04)	(0.02)	(0.02)	(0.04)	(0.07)
Net realized and unrealized gain (loss) on investments	1.78	0.75	2.78	(0.08)	0.75	1.03
Total from investment operations	1.77	0.71	2.76	(0.10)	0.71	0.96
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	3.07	3.90	1.01	1.74	2.20
Total distributions	—	3.07	3.90	1.01	1.74	2.20
Net asset value, end of year	$9.68	$7.91	$10.27	$11.41	$12.52	$13.55
Total return (%)*	22.38	5.10	24.35	(0.98)	5.31	6.59
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.24	1.22	1.20	1.21	1.19	1.18
Expenses, net of waivers and reimbursements	1.20	1.20	1.20	1.21	1.19	1.18
Net investment income (loss), before waivers and reimbursements	(0.27)	(0.36)	(0.14)	(0.15)	(0.29)	(0.50)
Net investment income (loss), net of waivers and reimbursements	(0.23)	(0.34)	(0.14)	(0.15)	(0.29)	(0.50)
Class N net assets at the end of the year (in thousands)	$40,589	$38,370	$34,886	$62,936	$149,754	$272,765
Portfolio turnover rate (%)*	18	46	38	79	78	100

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.25	$11.51	$12.39	$13.50	$14.43	$15.56
Income (loss) from investment operations:
Net investment income (loss)	0.00 ^	(0.01)	0.02	0.03	0.01	(0.03)
Net realized and unrealized gain (loss) on investments	2.09	0.82	3.02	(0.10)	0.80	1.10
Total from investment operations	2.09	0.81	3.04	(0.07)	0.81	1.07
Less distributions from:
Net investment income	—	0.00 ^	0.02	0.03	—	—
Net realized gain	—	3.07	3.90	1.01	1.74	2.20
Total distributions	—	3.07	3.92	1.04	1.74	2.20
Net asset value, end of year	$11.34	$9.25	$11.51	$12.39	$13.50	$14.43
Total return (%)*	22.59	5.42	24.64	(0.69)	5.69	6.96
Ratios to average daily net assets (%)**:
Expenses	0.93	0.91	0.92	0.90	0.89	0.86
Net investment income (loss)	0.04	(0.06)	0.12	0.20	0.06	(0.20)
Class I net assets at the end of the year (in thousands)	$219,144	$187,306	$318,848	$514,870	$696,744	$688,038
Portfolio turnover rate (%)*	18	46	38	79	78	100

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2019	William Blair Funds	149

Financial Highlights — For a share outstanding throughout each period

Growth Fund

	Class R6
	(unaudited)
	Period Ended
	June 30,
	2019(a)
Net asset value, beginning of year	$11.06
Income (loss) from investment operations:
Net investment income (loss)	0.00	^
Net realized and unrealized gain (loss) on investments	0.28
Total from investment operations	0.28
Less distributions from:
Net investment income	—
Net realized gain	—
Total distributions	—
Net asset value, end of year	$11.34
Total return (%)*	2.53
Ratios to average daily net assets (%)**:
Expenses	0.87
Net investment income (loss)	0.23
Class R6 net assets at the end of the year (in thousands)	$51
Portfolio turnover rate (%)*	18

(a)	For the period from May 2, 2019 (Commencement of Operations) to June 30, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

150	Semiannual Report	June 30, 2019

Financial Highlights — For a share outstanding throughout each period

Large Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,		Years Ended December 31,
	2019		2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.99		$13.35	$10.26	$10.15	$10.46	$10.03
Income (loss) from investment operations:
Net investment income (loss)	0.00	^	(0.02)	(0.02)	0.02	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	2.89		0.81	3.19	0.18	0.75	1.46
Total from investment operations	2.89		0.79	3.17	0.20	0.73	1.44
Less distributions from:
Net investment income	—		—	—	0.01	—	—
Net realized gain	—		2.15	0.08	0.08	1.04	1.01
Total distributions	—		2.15	0.08	0.09	1.04	1.01
Net asset value, end of year	$14.88		$11.99	$13.35	$10.26	$10.15	$10.46
Total return (%)*	24.10		4.96	30.88	1.97	7.04	14.29
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.15		1.21	1.19	1.23	1.28	1.31
Expenses, net of waivers and reimbursements	1.00		1.05	1.05	1.05	1.07	1.13
Net investment income (loss), before waivers and reimbursements		(0.09)	(0.33)	(0.27)	(0.01)	(0.43)	(0.41)
Net investment income (loss), net of waivers and reimbursements	0.06		(0.17)	(0.13)	0.17	(0.22)	(0.23)
Class N net assets at the end of the year (in thousands)	$56,605		$41,361	$25,604	$11,860	$10,443	$8,831
Portfolio turnover rate (%)*	16		47	29	44	38	50

	Class I
	(unaudited) Period Ended June 30,		Years Ended December 31,
	2019		2018	2017	2016	2015	2014
Net asset value, beginning of year	$12.66		$13.97	$10.70	$10.58	$10.84	$10.33
Income (loss) from investment operations:
Net investment income (loss)	0.02		0.01	0.02	0.04	(0.00)^	0.00 ^
Net realized and unrealized gain (loss) on investments	3.05		0.85	3.33	0.19	0.78	1.52
Total from investment operations	3.07		0.86	3.35	0.23	0.78	1.52
Less distributions from:
Net investment income	—		0.02	—	0.03	—	—
Net realized gain	—		2.15	0.08	0.08	1.04	1.01
Total distributions	—		2.17	0.08	0.11	1.04	1.01
Net asset value, end of year	$15.73		$12.66	$13.97	$10.70	$10.58	$10.84
Total return (%)*	24.25		5.21	31.29	2.22	7.26	14.65
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.84		0.90	0.90	0.91	0.95	1.00
Expenses, net of waivers and reimbursements	0.75		0.80	0.80	0.80	0.82	0.88
Net investment income (loss), before waivers and reimbursements	0.22		(0.01)	0.03	0.30	(0.10)	(0.10)
Net investment income (loss), net of waivers and reimbursements	0.31		0.09	0.13	0.41	0.03	0.02
Class I net assets at the end of the year (in thousands)	$173,745		$137,599	$177,959	$110,475	$59,038	$50,778
Portfolio turnover rate (%)*	16		47	29	44	38	50

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2019	William Blair Funds	151

Financial Highlights — For a share outstanding throughout each period

Large Cap Growth Fund

Class R6
(unaudited)
Period Ended
June 30,
2019(a)
Net asset value, beginning of year	$15.12
Income (loss) from investment operations:
Net investment income (loss)	0.01
Net realized and unrealized gain (loss) on investments	0.60
Total from investment operations	0.61
Less distributions from:
Net investment income	—
Net realized gain	—
Total distributions	—
Net asset value, end of year	$15.73
Total return (%)*	4.03
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.70
Expenses, net of waivers and reimbursements	0.60
Net investment income (loss), before waivers and reimbursements	0.26
Net investment income (loss), net of waivers and reimbursements	0.36
Class R6 net assets at the end of the year (in thousands)	$52
Portfolio turnover rate (%)*	16

(a)	For the period from May 2, 2019 (Commencement of Operations) to June 30, 2019
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

152	Semiannual Report	June 30, 2019

Financial Highlights — For a share outstanding throughout each period

Mid Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$8.87	$10.92	$10.69	$11.28	$14.20	$15.21
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.06)	(0.08)	(0.06)	(0.09)	(0.12)
Net realized and unrealized gain (loss) on investments	2.45	0.03	2.29	0.09	0.04	1.26
Total from investment operations	2.43	(0.03)	2.21	0.03	(0.05)	1.14
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	2.02	1.98	0.62	2.87	2.15
Total distributions	—	2.02	1.98	0.62	2.87	2.15
Net asset value, end of year	$11.30	$8.87	$10.92	$10.69	$11.28	$14.20
Total return (%)*	27.40	(1.20)	20.88	0.23	(0.20)	7.53
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.53	1.57	1.49	1.45	1.43	1.35
Expenses, net of waivers and reimbursements	1.20	1.23	1.30	1.30	1.32	1.35
Net investment income (loss), before waivers and reimbursements	(0.78)	(0.85)	(0.84)	(0.68)	(0.76)	(0.80)
Net investment income (loss), net of waivers and reimbursements	(0.45)	(0.51)	(0.65)	(0.53)	(0.65)	(0.80)
Class N net assets at the end of the year (in thousands)	$5,974	$4,944	$6,166	$16,234	$25,105	$37,413
Portfolio turnover rate (%)*	29	58	59	60	65	81

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.55	$11.57	$11.20	$11.76	$14.65	$15.58
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.03)	(0.05)	(0.03)	(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments	2.63	0.03	2.40	0.09	0.04	1.31
Total from investment operations	2.62	—	2.35	0.06	(0.02)	1.22
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	2.02	1.98	0.62	2.87	2.15
Total distributions	—	2.02	1.98	0.62	2.87	2.15
Net asset value, end of year	$12.17	$9.55	$11.57	$11.20	$11.76	$14.65
Total return (%)*	27.43	(0.86)	21.18	0.48	0.00	7.87
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.29	1.31	1.23	1.18	1.14	1.10
Expenses, net of waivers and reimbursements	0.95	0.98	1.05	1.05	1.07	1.10
Net investment income (loss), before waivers and reimbursements	(0.53)	(0.58)	(0.58)	(0.39)	(0.48)	(0.55)
Net investment income (loss), net of waivers and reimbursements	(0.19)	(0.25)	(0.40)	(0.26)	(0.41)	(0.55)
Class I net assets at the end of the year (in thousands)	$62,722	$51,173	$71,369	$119,424	$174,617	$302,373
Portfolio turnover rate (%)*	29	58	59	60	65	81

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2019	William Blair Funds	153

Financial Highlights — For a share outstanding throughout each period

Mid Cap Growth Fund

	Class R6
	(unaudited)
	Period Ended
	June 30,
	2019(a)
Net asset value, beginning of year	$11.93
Income (loss) from investment operations:
Net investment income (loss)	0.00	^
Net realized and unrealized gain (loss) on investments	0.24
Total from investment operations	0.24
Less distributions from:
Net investment income	—
Net realized gain	—
Total distributions	—
Net asset value, end of year	$12.17
Total return (%)*	2.01
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.14
Expenses, net of waivers and reimbursements	0.90
Net investment income (loss), before waivers and reimbursements.		(0.23)
Net investment income (loss), net of waivers and reimbursements	0.01
Class R6 net assets at the end of the year (in thousands)	$51
Portfolio turnover rate (%)*	29

(a)	For the period from May 2, 2019 (Commencement of Operations) to June 30, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

154	Semiannual Report	June 30, 2019

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$20.97	$23.36	$19.20	$18.53	$18.72	$18.80
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.18)	(0.16)	(0.09)	(0.10)	(0.12)
Net realized and unrealized gain (loss) on investments	5.18	(0.25)	5.62	1.29	0.93	1.68
Total from investment operations	5.09	(0.43)	5.46	1.20	0.83	1.56
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	1.96	1.30	0.53	1.02	1.64
Total distributions	—	1.96	1.30	0.53	1.02	1.64
Net asset value, end of year	$26.06	$20.97	$23.36	$19.20	$18.53	$18.72
Total return (%)*	24.27	(2.29)	28.57	6.45	4.47	8.33
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.44	1.44	1.43	1.43	1.42	1.38
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.35	1.35	1.35
Net investment income (loss), before waivers and reimbursements	(0.86)	(0.81)	(0.82)	(0.59)	(0.58)	(0.66)
Net investment income (loss), net of waivers and reimbursements	(0.77)	(0.72)	(0.74)	(0.51)	(0.51)	(0.63)
Class N net assets at the end of the year (in thousands)	$357,654	$424,865	$228,828	$171,638	$169,595	$83,047
Portfolio turnover rate (%)*	30	46	64	66	44	49

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$22.12	$24.48	$20.02	$19.25	$19.36	$19.34
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.12)	(0.11)	(0.05)	(0.06)	(0.08)
Net realized and unrealized gain (loss) on investments	5.47	(0.28)	5.87	1.35	0.97	1.74
Total from investment operations	5.41	(0.40)	5.76	1.30	0.91	1.66
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	1.96	1.30	0.53	1.02	1.64
Total distributions	—	1.96	1.30	0.53	1.02	1.64
Net asset value, end of year	$27.53	$22.12	$24.48	$20.02	$19.25	$19.36
Total return (%)*	24.46	(2.06)	28.90	6.72	4.74	8.62
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.15	1.16	1.16	1.16	1.15	1.15
Expenses, net of waivers and reimbursements	1.10	1.10	1.10	1.10	1.10	1.10
Net investment income (loss), before waivers and reimbursements	(0.53)	(0.53)	(0.55)	(0.34)	(0.33)	(0.43)
Net investment income (loss), net of waivers and reimbursements	(0.48)	(0.47)	(0.49)	(0.28)	(0.28)	(0.38)
Class I net assets at the end of the year (in thousands)	$2,469,870	$1,979,105	$1,576,180	$1,090,939	$1,019,544	$793,789
Portfolio turnover rate (%)*	30	46	64	66	44	49

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2019	William Blair Funds	155

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Growth Fund

Class R6
(unaudited) Period Ended June 30,
2019(a)
Net asset value, beginning of year	$26.76
Income (loss) from investment operations:
Net investment income (loss)	(0.01)
Net realized and unrealized gain (loss) on investments	0.79
Total from investment operations	0.78
Less distributions from:
Net investment income	—
Net realized gain	—
Total distributions	—
Net asset value, end of year	$27.54
Total return (%)*	2.91
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.06
Expenses, net of waivers and reimbursements	1.05
Net investment income (loss), before waivers and reimbursements	(0.31)
Net investment income (loss), net of waivers and reimbursements	(0.30)
Class R6 net assets at the end of the year (in thousands)	$11,837
Portfolio turnover rate (%)*	30

(a)	For the period from May 2, 2019 (Commencement of Operations) to June 30, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

156	Semiannual Report	June 30, 2019

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Value Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.31	$14.31	$14.53	$12.54	$13.63	$14.11
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.09	0.04	0.04	0.04	0.00 ^
Net realized and unrealized gain (loss) on investments	1.49	(2.08)	1.33	2.55	(0.47)	0.64
Total from investment operations	1.54	(1.99)	1.37	2.59	(0.43)	0.64
Less distributions from:
Net investment income	—	0.03	0.02	0.01	0.01	—
Net realized gain	—	2.98	1.57	0.59	0.65	1.12
Total distributions	—	3.01	1.59	0.60	0.66	1.12
Net asset value, end of year	$10.85	$9.31	$14.31	$14.53	$12.54	$13.63
Total return (%)*	16.67	(15.32)	9.59	20.69	(3.13)	4.66
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	10.81	6.88	4.83	4.15	3.93	4.50
Expenses, net of waivers and reimbursements	1.25	1.28	1.35	1.35	1.37	1.40
Net investment income (loss), before waivers and reimbursements	(8.65)	(4.97)	(3.21)	(2.51)	(2.29)	(3.08)
Net investment income (loss), net of waivers and reimbursements	0.91	0.63	0.27	0.29	0.27	0.02
Class N net assets at the end of the year (in thousands)	$237	$234	$284	$267	$855	$946
Portfolio turnover rate (%)*	58	104	70	45	35	69

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.23	$14.24	$14.47	$12.54	$13.63	$14.12
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.11	0.07	0.08	0.07	0.05
Net realized and unrealized gain (loss) on investments	1.49	(2.06)	1.33	2.55	(0.47)	0.63
Total from investment operations	1.55	(1.95)	1.40	2.63	(0.40)	0.68
Less distributions from:
Net investment income	—	0.08	0.06	0.11	0.04	0.05
Net realized gain	—	2.98	1.57	0.59	0.65	1.12
Total distributions	—	3.06	1.63	0.70	0.69	1.17
Net asset value, end of year	$10.78	$9.23	$14.24	$14.47	$12.54	$13.63
Total return (%)*	16.79	(15.03)	9.84	21.00	(2.86)	4.96
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	10.39	6.54	4.55	3.92	3.72	4.16
Expenses, net of waivers and reimbursements	1.00	1.03	1.10	1.10	1.12	1.15
Net investment income (loss), before waivers and reimbursements	(8.21)	(4.69)	(2.94)	(2.20)	(2.08)	(2.65)
Net investment income (loss), net of waivers and reimbursements	1.18	0.82	0.51	0.62	0.52	0.36
Class I net assets at the end of the year (in thousands)	$1,487	$1,445	$3,359	$3,186	$3,220	$3,407
Portfolio turnover rate (%)*	58	104	70	45	35	69

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2019	William Blair Funds	157

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Value Fund

Class R6
(unaudited) Period Ended June 30,
2019(a)
Net asset value, beginning of year	$10.93
Income (loss) from investment operations:
Net investment income (loss)	0.03
Net realized and unrealized gain (loss) on investments	(0.17)
Total from investment operations	(0.14)
Less distributions from:
Net investment income	—
Net realized gain	—
Total distributions	—
Net asset value, end of year	$10.79
Total Return (%)*	(1.28)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	14.63
Expenses, net of waivers and reimbursements	0.95
Net investment income (loss), before waivers and reimbursements	(12.04)
Net investment income (loss), net of waivers and reimbursements	1.64
Class R6 net assets at the end of the year (in thousands)	$10
Portfolio turnover rate (%)*	58

(a)	For the period from May 2, 2019 (Commencement of Operations) to June 30, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

158	Semiannual Report	June 30, 2019

Financial Highlights — For a share outstanding throughout each period

Small Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$23.23	$26.87	$25.24	$22.47	$25.61	$30.02
Income (loss) from investment operations:
Net investment income (loss)	(0.12)	(0.27)	(0.25)	(0.18)	(0.22)	(0.30)
Net realized and unrealized gain (loss) on investments	4.53	(0.10)	6.88	4.43	(0.93)	1.02
Total from investment operations	4.41	(0.37)	6.63	4.25	(1.15)	0.72
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	3.27	5.00	1.48	1.99	5.13
Total distributions	—	3.27	5.00	1.48	1.99	5.13
Net asset value, end of year	$27.64	$23.23	$26.87	$25.24	$22.47	$25.61
Total return (%)*	18.98	(2.14)	26.70	18.89	(4.44)	2.62
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.54	1.55	1.54	1.55	1.59	1.56
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.50	1.50
Net investment income (loss), before waivers and reimbursements	(0.93)	(0.94)	(0.93)	(0.84)	(0.94)	(1.06)
Net investment income (loss), net of waivers and reimbursements	(0.89)	(0.89)	(0.89)	(0.79)	(0.85)	(1.00)
Class N net assets at the end of the year (in thousands)	$198,064	$169,074	$146,291	$117,068	$111,944	$148,201
Portfolio turnover rate (%)*	29	74	81	90	91	82

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$25.99	$29.61	$27.34	$24.17	$27.32	$31.61
Income (loss) from investment operations:
Net investment income (loss)	(0.10)	(0.21)	(0.20)	(0.13)	(0.17)	(0.23)
Net realized and unrealized gain (loss) on investments	5.07	(0.14)	7.47	4.78	(0.99)	1.07
Total from investment operations	4.97	(0.35)	7.27	4.65	(1.16)	0.84
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	3.27	5.00	1.48	1.99	5.13
Total distributions	—	3.27	5.00	1.48	1.99	5.13
Net asset value, end of year	$30.96	$25.99	$29.61	$27.34	$24.17	$27.32
Total return (%)*	19.12	(1.88)	26.99	19.22	(4.20)	2.87
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.26	1.25	1.25	1.27	1.30	1.30
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.25	1.25
Net investment income (loss), before waivers and reimbursements	(0.65)	(0.65)	(0.64)	(0.56)	(0.66)	(0.80)
Net investment income (loss), net of waivers and reimbursements	(0.64)	(0.65)	(0.64)	(0.54)	(0.61)	(0.75)
Class I net assets at the end of the year (in thousands)	$491,045	$410,233	$343,119	$271,830	$261,269	$364,241
Portfolio turnover rate (%)*	29	74	81	90	91	82

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2019	William Blair Funds	159

Financial Highlights — For a share outstanding throughout each period

Small Cap Growth Fund

Class R6
(unaudited) Period Ended June 30,
2019(a)
Net asset value, beginning of year	$31.00
Income (loss) from investment operations:
Net investment income (loss)	0.03
Net realized and unrealized gain (loss) on investments	(0.07)
Total from investment operations	(0.04)
Less distributions from:
Net investment income	—
Net realized gain	—
Total distributions	—
Net asset value, end of year	$30.96
Total Return (%)*	(0.13)
Ratios to average daily net assets (%)**:
Expenses	1.17
Net investment income (loss)	0.49
Class R6 net assets at the end of the year (in thousands)	$18,923
Portfolio turnover rate (%)*	29

(a)	For the period from May 2, 2019 (Commencement of Operations) to June 30, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

160	Semiannual Report	June 30, 2019

Financial Highlights — For a share outstanding throughout each period

Small Cap Value Fund

		Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.04	$20.15	$20.18	$16.68	$17.76	$17.63
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.03	0.01	0.04	0.02	(0.03)
Net realized and unrealized gain (loss) on investments	2.40	(3.12)	1.50	4.34	(1.05)	0.81
Total from investment operations	2.44	(3.09)	1.51	4.38	(1.03)	0.78
Less distributions from:
Net investment income	—	—	—	0.04	—	—
Net realized gain	—	2.02	1.54	0.84	0.05	0.65
Total distributions	—	2.02	1.54	0.88	0.05	0.65
Net asset value, end of year	$17.48	$15.04	$20.15	$20.18	$16.68	$17.76
Total return (%)*	16.22	(15.93)	7.57	26.19	(5.77)	4.49
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.57	1.56	1.55	1.53	1.54	1.53
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.50	1.50
Net investment income (loss), before waivers and reimbursements	0.37	0.08	(0.01)	0.19	0.10	(0.20)
Net investment income (loss), net of waivers and reimbursements	0.44	0.14	0.04	0.22	0.14	(0.17)
Class N net assets at the end of the year (in thousands)	$16,055	$16,381	$29,271	$33,359	$33,351	$40,223
Portfolio turnover rate (%)*	32	56	38	33	30	39

		Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.50	$20.70	$20.68	$17.08	$18.17	$18.00
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.08	0.06	0.09	0.08	0.02
Net realized and unrealized gain (loss) on investments	2.48	(3.21)	1.54	4.44	(1.08)	0.82
Total from investment operations	2.54	(3.13)	1.60	4.53	(1.00)	0.84
Less distributions from:
Net investment income	—	0.05	0.04	0.09	0.04	0.02
Net realized gain	—	2.02	1.54	0.84	0.05	0.65
Total distributions	—	2.07	1.58	0.93	0.09	0.67
Net asset value, end of year	$18.04	$15.50	$20.70	$20.68	$17.08	$18.17
Total return (%)*	16.39	(15.74)	7.85	26.46	(5.47)	4.73
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.31	1.30	1.29	1.29	1.24	1.23
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.24	1.23
Net investment income (loss), before waivers and reimbursements	0.64	0.36	0.25	0.43	0.43	0.12
Net investment income (loss), net of waivers and reimbursements	0.70	0.41	0.29	0.47	0.43	0.12
Class I net assets at the end of the year (in thousands)	$436,832	$475,134	$644,749	$675,272	$579,010	$544,963
Portfolio turnover rate (%)*	32	56	38	33	30	39

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2019	William Blair Funds	161

Financial Highlights — For a share outstanding throughout each period

Small Cap Value Fund

Class R6
(unaudited)
Period Ended
June 30,
2019(a)
Net asset value, beginning of year	$18.19
Income (loss) from investment operations:
Net investment income (loss)	0.04
Net realized and unrealized gain (loss) on investments	(0.18)
Total from investment operations	(0.14)
Less distributions from:
Net investment income	—
Net realized gain	—
Total distributions	—
Net asset value, end of year	$18.05
Total Return (%)*	(0.77)
Ratios to average daily net assets (%)**:
Expenses	1.17
Net investment income (loss)	1.30
Class R6 net assets at the end of the year (in thousands)	$50
Portfolio turnover rate (%)*	32

(a)	For the period from May 2, 2019 (Commencement of Operations) to June 30, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

162	Semiannual Report	June 30, 2019

Financial Highlights — For a share outstanding throughout each period

Global Leaders Fund

		Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.47	$14.53	$11.60	$11.58	$11.84	$11.43
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.02	0.05	0.03	0.02	0.02
Net realized and unrealized gain (loss) on investments	2.34	(1.12)	3.46	0.04	0.27	0.41
Total from investment operations	2.37	(1.10)	3.51	0.07	0.29	0.43
Less distributions from:
Net investment income	—	—	0.10	—	0.01	—
Net realized gain	—	1.96	0.48	0.05	0.54	0.02
Total distributions	—	1.96	0.58	0.05	0.55	0.02
Net asset value, end of year	$13.84	$11.47	$14.53	$11.60	$11.58	$11.84
Total return (%)*	20.66	(8.23)	30.31	0.62	2.49	3.76
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.42	1.47	1.63	1.62	1.61	1.62
Expenses, net of waivers and reimbursements	1.25	1.33	1.37	1.36	1.39	1.50
Net investment income (loss), before waivers and reimbursements	0.29	(0.01)	0.09	(0.03)	(0.10)	0.04
Net investment income (loss), net of waivers and reimbursements	0.46	0.13	0.35	0.23	0.12	0.16
Class N net assets at the end of the year (in thousands)	$8,263	$7,225	$7,761	$5,760	$5,588	$5,007
Portfolio turnover rate (%)*	14	49	41	75	55	60

		Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.47	$14.56	$11.62	$11.59	$11.85	$11.42
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.06	0.09	0.06	0.06	0.04
Net realized and unrealized gain (loss) on investments	2.35	(1.13)	3.47	0.05	0.26	0.43
Total from investment operations	2.40	(1.07)	3.56	0.11	0.32	0.47
Less distributions from:
Net investment income	—	0.06	0.14	0.03	0.04	0.02
Net realized gain	—	1.96	0.48	0.05	0.54	0.02
Total distributions	—	2.02	0.62	0.08	0.58	0.04
Net asset value, end of year	$13.87	$11.47	$14.56	$11.62	$11.59	$11.85
Total return (%)*	20.92	(8.06)	30.69	0.98	2.77	4.08
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.10	1.15	1.33	1.31	1.32	1.33
Expenses, net of waivers and reimbursements	1.00	1.07	1.07	1.05	1.10	1.25
Net investment income (loss), before waivers and reimbursements	0.61	0.31	0.39	0.28	0.23	0.30
Net investment income (loss), net of waivers and reimbursements	0.71	0.39	0.65	0.54	0.45	0.38
Class I net assets at the end of the year (in thousands)	$103,148	$83,790	$60,067	$45,772	$45,853	$52,090
Portfolio turnover rate (%)*	14	49	41	75	55	60

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2019	William Blair Funds	163

Financial Highlights — For a share outstanding throughout each period

Global Leaders Fund

		Class R6
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.47	$14.56	$11.62	$11.59	$11.85	$11.42
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.07	0.10	0.07	0.06	0.06
Net realized and unrealized gain (loss) on investments	2.35	(1.13)	3.47	0.05	0.27	0.43
Total from investment operations	2.40	(1.06)	3.57	0.12	0.33	0.49
Less distributions from:
Net investment income	—	0.07	0.15	0.04	0.05	0.04
Net realized gain	—	1.96	0.48	0.05	0.54	0.02
Total distributions	—	2.03	0.63	0.09	0.59	0.06
Net asset value, end of year	$13.87	$11.47	$14.56	$11.62	$11.59	$11.85
Total return (%)*	20.92	(7.99)	30.78	1.03	2.85	4.24
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.03	1.08	1.10	1.11	1.11	1.13
Expenses, net of waivers and reimbursements	0.95	1.00	1.00	1.00	1.03	1.10
Net investment income (loss), before waivers and reimbursements	0.68	0.39	0.65	0.48	0.39	0.48
Net investment income (loss), net of waivers and reimbursements	0.76	0.47	0.75	0.59	0.47	0.51
Class R6 net assets at the end of the year (in thousands)	$97,875	$79,685	$143,521	$125,199	$137,527	$106,565
Portfolio turnover rate (%)*	14	49	41	75	55	60

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

164	Semiannual Report	June 30, 2019

Financial Highlights — For a share outstanding throughout each period

International Leaders Fund

		Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.80	$16.37	$12.88	$12.89	$12.25	$12.65
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.13	0.11	0.03	0.07	0.13
Net realized and unrealized gain (loss) on investments	2.74	(2.19)	3.70	0.08	0.66	(0.47)
Total from investment operations	2.84	(2.06)	3.81	0.11	0.73	(0.34)
Less distributions from:
Net investment income	—	0.06	0.20	0.12	0.02	0.06
Net realized gain	—	0.45	0.12	—	0.07	—
Total distributions	—	0.51	0.32	0.12	0.09	0.06
Net asset value, end of year	$16.64	$13.80	$16.37	$12.88	$12.89	$12.25
Total return (%)*	20.58	(12.70)	29.65	0.88	6.01	(2.67)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.34	1.39	1.59	1.56	1.56	1.59
Expenses, net of waivers and reimbursements	1.22	1.28	1.35	1.30	1.24	1.45
Net investment income (loss), before waivers and reimbursements	1.16	0.70	0.48	(0.02)	0.19	0.86
Net investment income (loss), net of waivers and reimbursements	1.28	0.81	0.72	0.24	0.51	1.00
Class N net assets at the end of the year (in thousands)	$10,341	$8,715	$9,651	$2,922	$377	$150
Portfolio turnover rate (%)*	13	33	41	59	29	79

		Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.84	$16.44	$12.92	$12.91	$12.25	$12.65
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.17	0.16	0.10	0.10	0.16
Net realized and unrealized gain (loss) on investments	2.73	(2.19)	3.71	0.04	0.65	(0.47)
Total from investment operations	2.86	(2.02)	3.87	0.14	0.75	(0.31)
Less distributions from:
Net investment income	—	0.13	0.23	0.13	0.02	0.09
Net realized gain	—	0.45	0.12	—	0.07	—
Total distributions	—	0.58	0.35	0.13	0.09	0.09
Net asset value, end of year	$16.70	$13.84	$16.44	$12.92	$12.91	$12.25
Total return (%)*	20.66	(12.45)	30.05	1.10	6.18	(2.43)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.02	1.07	1.28	1.30	1.46	1.29
Expenses, net of waivers and reimbursements	0.96	1.03	1.05	1.04	1.13	1.20
Net investment income (loss), before waivers and reimbursements	1.55	1.02	0.86	0.48	0.42	1.16
Net investment income (loss), net of waivers and reimbursements	1.61	1.06	1.09	0.74	0.75	1.25
Class I net assets at the end of the year (in thousands)	$126,671	$76,382	$60,279	$30,944	$13,474	$9,561
Portfolio turnover rate (%)*	13	33	41	59	29	79

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2019	William Blair Funds	165

Financial Highlights — For a share outstanding throughout each period

International Leaders Fund

		Class R6
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.83	$16.43	$12.92	$12.90	$12.24	$12.65
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.18	0.18	0.12	0.11	0.17
Net realized and unrealized gain (loss) on investments	2.75	(2.19)	3.70	0.04	0.66	(0.47)
Total from investment operations	2.87	(2.01)	3.88	0.16	0.77	(0.30)
Less distributions from:
Net investment income	—	0.14	0.25	0.14	0.04	0.11
Net realized gain	—	0.45	0.12	—	0.07	—
Total distributions	—	0.59	0.37	0.14	0.11	0.11
Net asset value, end of year	$16.70	$13.83	$16.43	$12.92	$12.90	$12.24
Total return (%)*	20.75	(12.38)	30.08	1.25	6.33	(2.34)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.95	0.99	1.03	1.06	1.15	1.14
Expenses, net of waivers and reimbursements	0.91	0.95	0.95	0.95	0.98	1.05
Net investment income (loss), before waivers and reimbursements	1.55	1.07	1.10	0.81	0.71	1.24
Net investment income (loss), net of waivers and reimbursements	1.59	1.11	1.18	0.92	0.88	1.33
Class R6 net assets at the end of the year (in thousands)	$408,608	$324,902	$308,898	$221,356	$102,227	$78,251
Portfolio turnover rate (%)*	13	33	41	59	29	79

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

166	Semiannual Report	June 30, 2019

Financial Highlights — For a share outstanding throughout each period

International Developed Plus Fund (In Liquidation)

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.56	$16.60	$13.68	$13.85	$13.76	$14.28
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.17	0.12	0.18	0.15	0.16
Net realized and unrealized gain (loss) on investments	2.76	(2.93)	3.08	(0.22)	0.06	(0.60)
Total from investment operations	2.85	(2.76)	3.20	(0.04)	0.21	(0.44)
Less distributions from:
Net investment income	—	0.17	0.28	0.13	0.12	0.08
Net realized gain	—	0.11	—	—	—	—
Total distributions	—	0.28	0.28	0.13	0.12	0.08
Net asset value, end of year	$16.41	$13.56	$16.60	$13.68	$13.85	$13.76
Total return (%)*	21.02	(16.68)	23.43	(0.27)	1.54	(3.09)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.51	1.48	1.54	1.60	1.60	1.56
Expenses, net of waivers and reimbursements	1.25	1.27	1.30	1.30	1.32	1.38
Net investment income (loss), before waivers and reimbursements	0.94	0.83	0.54	1.00	0.73	0.93
Net investment income (loss), net of waivers and reimbursements	1.20	1.04	0.78	1.30	1.01	1.11
Class N net assets at the end of the year (in thousands)	$1,963	$1,794	$3,219	$2,954	$3,020	$3,497
Portfolio turnover rate (%)*	23	65	80	70	54	73

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.66	$16.76	$13.81	$13.98	$13.91	$14.43
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.19	0.15	0.21	0.18	0.19
Net realized and unrealized gain (loss) on investments	2.80	(2.94)	3.12	(0.22)	0.07	(0.59)
Total from investment operations	2.89	(2.75)	3.27	(0.01)	0.25	(0.40)
Less distributions from:
Net investment income	—	0.24	0.32	0.16	0.18	0.12
Net realized gain	—	0.11	—	—	—	—
Total distributions	—	0.35	0.32	0.16	0.18	0.12
Net asset value, end of year	$16.55	$13.66	$16.76	$13.81	$13.98	$13.91
Total return (%)*	21.16	(16.47)	23.72	(0.02)	1.80	(2.80)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.28	1.22	1.26	1.34	1.34	1.32
Expenses, net of waivers and reimbursements	1.00	1.02	1.05	1.05	1.07	1.13
Net investment income (loss), before waivers and reimbursements	0.97	0.96	0.72	1.23	0.99	1.16
Net investment income (loss), net of waivers and reimbursements	1.25	1.16	0.93	1.52	1.26	1.35
Class I net assets at the end of the year (in thousands)	$14,048	$86,787	$117,520	$84,383	$60,886	$65,012
Portfolio turnover rate (%)*	23	65	80	70	54	73

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2019	William Blair Funds	167

Financial Highlights — For a share outstanding throughout each period

Institutional International Developed Plus Fund (In Liquidation)

	Institutional
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.94	$14.55	$11.84	$12.12	$12.01	$12.70
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.18	0.16	0.20	0.15	0.21
Net realized and unrealized gain (loss) on investments	2.37	(2.37)	2.71	(0.24)	0.08	(0.65)
Total from investment operations	2.47	(2.19)	2.87	(0.04)	0.23	(0.44)
Less distributions from:
Net investment income	—	0.42	0.16	0.24	0.12	0.25
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.42	0.16	0.24	0.12	0.25
Net asset value, end of year	$14.41	$11.94	$14.55	$11.84	$12.12	$12.01
Total return (%)*	20.69	(15.12)	24.28	(0.27)	1.91	(3.50)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.50	1.62	1.68	1.77	1.76	1.63
Expenses, net of waivers and reimbursements	0.90	0.90	0.93	1.00	1.00	1.03
Net investment income (loss), before waivers and reimbursements	0.96	0.53	0.41	0.92	0.47	1.01
Net investment income (loss), net of waivers and reimbursements	1.56	1.25	1.16	1.69	1.23	1.61
Net assets at the end of the year (in thousands)	$20,529	$16,155	$19,090	$16,565	$16,030	$14,574
Portfolio turnover rate (%)*	27	68	73	75	54	61

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

168	Semiannual Report	June 30, 2019

Financial Highlights — For a share outstanding throughout each period

International Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$23.04	$30.41	$23.86	$24.94	$25.24	$26.30
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.16	0.21	0.20	0.18	0.31
Net realized and unrealized gain (loss) on investments	4.29	(5.56)	6.73	(0.92)	(0.25)	(1.15)
Total from investment operations	4.44	(5.40)	6.94	(0.72)	(0.07)	(0.84)
Less distributions from:
Net investment income	—	0.12	0.39	0.36	0.23	0.22
Net realized gain	—	1.85	—	—	—	—
Total distributions	—	1.97	0.39	0.36	0.23	0.22
Net asset value, end of year	$27.48	$23.04	$30.41	$23.86	$24.94	$25.24
Total return (%)*	19.27	(18.00)	29.11	(2.88)	(0.27)	(3.19)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.47	1.46	1.47	1.43	1.42	1.44
Expenses, net of waivers and reimbursements	1.45	1.45	1.45	1.43	1.42	1.44
Net investment income (loss), before waivers and reimbursements	1.17	0.54	0.76	0.84	0.71	1.17
Net investment income (loss), net of waivers and reimbursements	1.19	0.55	0.78	0.84	0.71	1.17
Class N net assets at the end of the year (in thousands)	$502,011	$456,533	$763,740	$729,544	$1,023,588	$978,433
Portfolio turnover rate (%)*	23	78	82	101	70	79

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$23.56	$31.13	$24.42	$25.51	$25.82	$26.91
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.26	0.30	0.29	0.27	0.36
Net realized and unrealized gain (loss) on investments	4.39	(5.70)	6.89	(0.94)	(0.28)	(1.13)
Total from investment operations	4.58	(5.44)	7.19	(0.65)	(0.01)	(0.77)
Less distributions from:
Net investment income	—	0.28	0.48	0.44	0.30	0.32
Net realized gain	—	1.85	—	—	—	—
Total distributions	—	2.13	0.48	0.44	0.30	0.32
Net asset value, end of year	$28.14	$23.56	$31.13	$24.42	$25.51	$25.82
Total return (%)*	19.44	(17.73)	29.49	(2.54)	(0.03)	(2.86)
Ratios to average daily net assets (%)**:
Expenses	1.15	1.13	1.14	1.13	1.14	1.14
Net investment income (loss)	1.44	0.86	1.08	1.16	1.02	1.36
Class I net assets at the end of the year (in thousands)	$1,662,854	$1,646,811	$2,375,326	$2,251,701	$2,655,156	$2,705,054
Portfolio turnover rate (%)*	23	78	82	101	70	79

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2019	William Blair Funds	169

Financial Highlights — For a share outstanding throughout each period

International Growth Fund

Class R6
(unaudited) Period Ended June 30,
2019(a)
Net asset value, beginning of year	$27.56
Income (loss) from investment operations:
Net investment income (loss)	0.11
Net realized and unrealized gain (loss) on investments	0.47
Total from investment operations	0.58
Less distributions from:
Net investment income	—
Net realized gain	—
Total distributions	—
Net asset value, end of year	$28.14
Total Return (%)*	2.10
Ratios to average daily net assets (%)**:
Expenses	1.08
Net investment income (loss)	2.30
Class R6 net assets at end of year (in thousands)	$51
Portfolio turnover rate (%)*	23

(a)	For the period from May 2, 2019 (Commencement of Operations) to June 30, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

170	Semiannual Report	June 30, 2019

Financial Highlights — For a share outstanding throughout each period

Institutional International Growth Fund

	Institutional
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.40	$18.08	$14.55	$15.08	$15.26	$17.40
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.18	0.21	0.18	0.19	0.26
Net realized and unrealized gain (loss) on investments	2.48	(3.29)	4.07	(0.54)	(0.18)	(0.71)
Total from investment operations	2.60	(3.11)	4.28	(0.36)	0.01	(0.45)
Less distributions from:
Net investment income	—	0.17	0.44	0.17	0.09	0.32
Net realized gain	—	1.40	0.31	—	0.10	1.37
Total distributions	—	1.57	0.75	0.17	0.19	1.69
Net asset value, end of year	$16.00	$13.40	$18.08	$14.55	$15.08	$15.26
Total return (%)*	19.40	(17.50)	29.53	(2.40)	0.09	(2.66)
Ratios to average daily net assets (%)**:
Expenses	0.99	0.97	0.97	0.98	0.96	0.97
Net investment income (loss),	1.62	1.01	1.22	1.25	1.18	1.50
Net assets at the end of the year (in thousands)	$1,797,317	$1,784,435	$2,330,299	$2,093,971	$2,335,632	$2,339,169
Portfolio turnover rate (%)*	22	82	84	105	70	83

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2019	William Blair Funds	171

Financial Highlights — For a share outstanding throughout each period

International Small Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.36	$15.49	$12.87	$13.50	$12.56	$16.08
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.04	0.12	0.10	0.05	0.03
Net realized and unrealized gain (loss) on investments	1.87	(3.78)	3.98	(0.72)	1.16	(1.38)
Total from investment operations	1.94	(3.74)	4.10	(0.62)	1.21	(1.35)
Less distributions from:
Net investment income	—	0.08	0.32	0.01	0.24	0.18
Net realized gain	—	1.31	1.16	0.00 ^	0.03	1.99
Total distributions	—	1.39	1.48	0.01	0.27	2.17
Net asset value, end of year	$12.30	$10.36	$15.49	$12.87	$13.50	$12.56
Total return (%)*	18.73	(24.48)	32.17	(4.60)	9.67	(8.43)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.50	1.48	1.62	1.59	1.62	1.58
Expenses, net of waivers and reimbursements	1.50	1.48	1.47	1.44	1.47	1.58
Net investment income (loss), before waivers and reimbursements	1.15	0.29	0.70	0.62	0.19	0.20
Net investment income (loss), net of waivers and reimbursements	1.15	0.29	0.85	0.77	0.34	0.20
Class N net assets at the end of the year (in thousands)	$3,534	$3,440	$6,275	$10,361	$11,350	$13,676
Portfolio turnover rate (%)*	18	88	64	73	90	127

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.45	$15.65	$13.00	$13.65	$12.70	$16.23
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.09	0.14	0.14	0.09	0.09
Net realized and unrealized gain (loss) on investments	1.90	(3.84)	4.07	(0.75)	1.18	(1.40)
Total from investment operations	1.98	(3.75)	4.21	(0.61)	1.27	(1.31)
Less distributions from:
Net investment income	—	0.14	0.40	0.04	0.29	0.23
Net realized gain	—	1.31	1.16	0.00^	0.03	1.99
Total distributions	—	1.45	1.56	0.04	0.32	2.22
Net asset value, end of year	$12.43	$10.45	$15.65	$13.00	$13.65	$12.70
Total return (%)*	18.95	(24.29)	32.70	(4.41)	10.00	(8.10)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.24	1.18	1.31	1.30	1.31	1.28
Expenses, net of waivers and reimbursements	1.24	1.18	1.16	1.15	1.16	1.28
Net investment income (loss), before waivers and reimbursements	1.38	0.60	0.77	0.91	0.51	0.56
Net investment income (loss), net of waivers and reimbursements	1.38	0.60	0.92	1.06	0.66	0.56
Class I net assets at the end of the year (in thousands)	$158,003	$165,451	$338,920	$306,526	$342,232	$364,161
Portfolio turnover rate (%)*	18	88	64	73	90	127

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

172	Semiannual Report	June 30, 2019

Financial Highlights — For a share outstanding throughout each period

International Small Cap Growth Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.50	$15.73	$13.07	$13.72	$12.77	$16.32
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.10	0.15	0.15	0.10	0.12
Net realized and unrealized gain (loss) on investments	1.90	(3.85)	4.08	(0.74)	1.18	(1.41)
Total from investment operations	1.99	(3.75)	4.23	(0.59)	1.28	(1.29)
Less distributions from:
Net investment income	—	0.17	0.41	0.06	0.30	0.27
Net realized gain	—	1.31	1.16	0.00 ^	0.03	1.99
Total distributions	—	1.48	1.57	0.06	0.33	2.26
Net asset value, end of year	$12.49	$10.50	$15.73	$13.07	$13.72	$12.77
Total return (%)*	18.95	(24.19)	32.70	(4.31)	10.03	(7.91)
Ratios to average daily net assets (%)**:
Expenses	1.13	1.08	1.08	1.07	1.08	1.06
Net investment income (loss)	1.52	0.67	0.99	1.13	0.76	0.74
Class R6 net assets at the end of the year (in thousands)	$146,917	$171,833	$256,558	$199,746	$221,018	$245,103
Portfolio turnover rate (%)*	18	88	64	73	90	127

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2019	William Blair Funds	173

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Leaders Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$8.26	$11.06	$7.84	$7.73	$9.06	$9.10
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.03	0.01	0.02	0.02	0.05
Net realized and unrealized gain (loss) on investments	1.35	(1.97)	3.26	0.09	(1.34)	0.14
Total from investment operations	1.38	(1.94)	3.27	0.11	(1.32)	0.19
Less distributions from:
Net investment income	—	0.07	0.05	—	—	0.00	^
Net realized gain	—	0.79	—	—	0.01	0.23
Total distributions	—	0.86	0.05	—	0.01	0.23
Net asset value, end of year	$9.64	$8.26	$11.06	$7.84	$7.73	$9.06
Total return (%)*	16.71	(17.73)	41.68	1.42	(14.56)	2.17
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.62	1.60	1.62	1.81	1.89	1.82
Expenses, net of waivers and reimbursements	1.50	1.58	1.47	1.57	1.64	1.65
Net investment income (loss), before waivers and reimbursements	0.61	0.27	(0.01)	0.05	(0.07)	0.34
Net investment income (loss), net of waivers and reimbursements	0.73	0.29	0.14	0.29	0.18	0.51
Class N net assets at the end of the year (in thousands)	$2,260	$2,239	$2,766	$2,479	$1,599	$1,832
Portfolio turnover rate (%)*	13	52	59	135	110	131

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$8.27	$11.09	$7.87	$7.74	$9.08	$9.10
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.06	0.02	0.04	0.05	0.08
Net realized and unrealized gain (loss) on investments	1.35	(1.97)	3.27	0.10	(1.36)	0.15
Total from investment operations	1.40	(1.91)	3.29	0.14	(1.31)	0.23
Less distributions from:
Net investment income	—	0.12	0.07	0.01	0.02	0.02
Net realized gain	—	0.79	—	—	0.01	0.23
Total distributions	—	0.91	0.07	0.01	0.03	0.25
Net asset value, end of year	$9.67	$8.27	$11.09	$7.87	$7.74	$9.08
Total return (%)*	16.93	(17.45)	41.89	1.82	(14.37)	2.62
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.30	1.27	1.40	1.54	1.54	1.60
Expenses, net of waivers and reimbursements	1.25	1.27	1.25	1.30	1.29	1.40
Net investment income (loss), before waivers and reimbursements	1.00	0.58	0.09	0.28	0.28	0.64
Net investment income (loss), net of waivers and reimbursements	1.05	0.58	0.24	0.52	0.53	0.84
Class I net assets at the end of the year (in thousands)	$43,233	$34,786	$47,666	$30,346	$32,862	$28,475
Portfolio turnover rate (%)*	13	52	59	135	110	131

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

174	Semiannual Report	June 30, 2019

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Leaders Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$8.26	$11.09	$7.86	$7.74	$9.07	$9.10
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.07	0.03	0.03	0.04	0.08
Net realized and unrealized gain (loss) on investments	1.35	(1.98)	3.28	0.10	(1.33)	0.16
Total from investment operations	1.40	(1.91)	3.31	0.13	(1.29)	0.24
Less distributions from:
Net investment income	—	0.13	0.08	0.01	0.03	0.04
Net realized gain	—	0.79	—	—	0.01	0.23
Total distributions	—	0.92	0.08	0.01	0.04	0.27
Net asset value, end of year	$9.66	$8.26	$11.09	$7.86	$7.74	$9.07
Total return (%)*	16.95	(17.46)	42.15	1.74	(14.24)	2.68
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.24	1.20	1.19	1.34	1.35	1.42
Expenses, net of waivers and reimbursements	1.20	1.20	1.19	1.25	1.25	1.25
Net investment income (loss), before waivers and reimbursements	1.00	0.71	0.33	0.30	0.39	0.66
Net investment income (loss), net of waivers and reimbursements	1.04	0.71	0.33	0.39	0.49	0.83
Class R6 net assets at the end of the year (in thousands)	$178,570	$161,889	$427,480	$272,678	$93,217	$75,875
Portfolio turnover rate (%)*	13	52	59	135	110	131

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2019	William Blair Funds	175

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.14	$16.20	$10.99	$10.85	$12.91	$13.28
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.01	(0.02)	0.03	0.04	0.08
Net realized and unrealized gain (loss) on investments	1.71	(3.49)	5.35	0.13	(1.98)	0.37
Total from investment operations	1.76	(3.48)	5.33	0.16	(1.94)	0.45
Less distributions from:
Net investment income	—	0.11	0.12	0.02	—	0.08
Net realized gain	—	1.47	—	—	0.12	0.74
Total distributions	—	1.58	0.12	0.02	0.12	0.82
Net asset value, end of year	$12.90	$11.14	$16.20	$10.99	$10.85	$12.91
Total return (%)*	15.80	(21.61)	48.53	1.49	(15.03)	3.40
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.52	1.52	1.65	1.65	1.65	1.64
Expenses, net of waivers and reimbursements	1.52	1.52	1.50	1.50	1.50	1.64
Net investment income (loss), before waivers and reimbursements	0.91	0.09	(0.29)	0.13	0.18	0.55
Net investment income (loss), net of waivers and reimbursements	0.91	0.09	(0.14)	0.28	0.33	0.55
Class N net assets at the end of the year (in thousands)	$7,833	$7,103	$10,479	$8,488	$9,367	$12,638
Portfolio turnover rate (%)*	39	113	91	105	121	101

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.25	$16.36	$11.10	$10.96	$13.01	$13.38
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.05	0.01	0.06	0.07	0.11
Net realized and unrealized gain (loss) on investments	1.72	(3.52)	5.40	0.13	(2.00)	0.37
Total from investment operations	1.79	(3.47)	5.41	0.19	(1.93)	0.48
Less distributions from:
Net investment income	—	0.17	0.15	0.05	—	0.11
Net realized gain	—	1.47	—	—	0.12	0.74
Total distributions	—	1.64	0.15	0.05	0.12	0.85
Net asset value, end of year	$13.04	$11.25	$16.36	$11.10	$10.96	$13.01
Total return (%)*	15.91	(21.37)	48.83	1.73	(14.83)	3.65
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.27	1.27	1.42	1.41	1.40	1.40
Expenses, net of waivers and reimbursements	1.27	1.27	1.27	1.26	1.25	1.40
Net investment income (loss), before waivers and reimbursements	1.10	0.34	(0.07)	0.38	0.43	0.79
Net investment income (loss), net of waivers and reimbursements	1.10	0.34	0.08	0.53	0.58	0.79
Class I net assets at the end of the year (in thousands)	$74,224	$79,427	$129,481	$93,668	$130,491	$166,488
Portfolio turnover rate (%)*	39	113	91	105	121	101

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

176	Semiannual Report	June 30, 2019

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Growth Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.35	$16.49	$11.18	$11.05	$13.09	$13.46
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.07	0.02	0.07	0.08	0.14
Net realized and unrealized gain (loss) on investments	1.73	(3.56)	5.46	0.12	(2.00)	0.37
Total from investment operations	1.81	(3.49)	5.48	0.19	(1.92)	0.51
Less distributions from:
Net investment income	—	0.18	0.17	0.06	—	0.14
Net realized gain	—	1.47	—	—	0.12	0.74
Total distributions	—	1.65	0.17	0.06	0.12	0.88
Net asset value, end of year	$13.16	$11.35	$16.49	$11.18	$11.05	$13.09
Total return (%)*	15.95	(21.29)	49.06	1.71	(14.67)	3.85
Ratios to average daily net assets (%)**:
Expenses	1.19	1.19	1.17	1.19	1.17	1.18
Net investment income (loss)	1.23	0.46	0.17	0.60	0.61	1.00
Class R6 net assets at the end of the year (in thousands)	$720,273	$654,441	$1,178,853	$831,587	$739,253	$806,708
Portfolio turnover rate (%)*	39	113	91	105	121	101

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2019	William Blair Funds	177

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Small Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.96	$18.66	$13.73	$14.84	$16.52	$15.12
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.02)	0.01	0.09	(0.01)	0.04
Net realized and unrealized gain (loss) on investments	1.25	(4.38)	5.46	(0.88)	(1.05)	2.13
Total from investment operations	1.24	(4.40)	5.47	(0.79)	(1.06)	2.17
Less distributions from:
Net investment income	—	—	0.50	0.32	—	0.03
Net realized gain	—	0.30	0.04	—	0.62	0.74
Total distributions	—	0.30	0.54	0.32	0.62	0.77
Net asset value, end of year	$15.20	$13.96	$18.66	$13.73	$14.84	$16.52
Total return (%)*	8.88	(23.57)	40.09	(5.33)	(6.40)	14.41
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.78	1.70	1.83	1.82	1.94	1.74
Expenses, net of waivers and reimbursements	1.55	1.58	1.64	1.61	1.65	1.65
Net investment income (loss), before waivers and reimbursements	(0.42)	(0.22)	(0.11)	0.41	(0.35)	0.12
Net investment income (loss), net of waivers and reimbursements	(0.19)	(0.10)	0.08	0.62	(0.06)	0.21
Class N net assets at the end of the year (in thousands)	$5,816	$8,977	$15,082	$9,263	$11,306	$10,745
Portfolio turnover rate (%)*	86	187	183	157	167	124

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.03	$18.73	$13.77	$14.90	$16.52	$15.13
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.03	0.08	0.13	0.05	0.02
Net realized and unrealized gain (loss) on investments	1.26	(4.41)	5.47	(0.89)	(1.05)	2.20
Total from investment operations	1.27	(4.38)	5.55	(0.76)	(1.00)	2.22
Less distributions from:
Net investment income	—	0.02	0.55	0.37	—	0.09
Net realized gain	—	0.30	0.04	—	0.62	0.74
Total distributions	—	0.32	0.59	0.37	0.62	0.83
Net asset value, end of year	$15.30	$14.03	$18.73	$13.77	$14.90	$16.52
Total return (%)*	8.97	(23.31)	40.53	(5.11)	(6.03)	14.73
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.46	1.38	1.50	1.51	1.52	1.49
Expenses, net of waivers and reimbursements	1.30	1.33	1.31	1.30	1.31	1.40
Net investment income (loss), before waivers and reimbursements	(0.05)	0.13	0.30	0.66	0.09	0.06
Net investment income (loss), net of waivers and reimbursements	0.11	0.18	0.49	0.87	0.30	0.15
Class I net assets at the end of the year (in thousands)	$155,857	$169,770	$282,620	$147,949	$162,375	$119,662
Portfolio turnover rate (%)*	86	187	183	157	167	124

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

178	Semiannual Report	June 30, 2019

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Small Cap Growth Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.06	$18.76	$13.79	$14.92	$16.53	$15.14
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.05	0.10	0.14	0.06	0.06
Net realized and unrealized gain (loss) on investments	1.25	(4.41)	5.47	(0.89)	(1.05)	2.18
Total from investment operations	1.27	(4.36)	5.57	(0.75)	(0.99)	2.24
Less distributions from:
Net investment income	—	0.04	0.56	0.38	0.00 ^	0.11
Net realized gain	—	0.30	0.04	—	0.62	0.74
Total distributions	—	0.34	0.60	0.38	0.62	0.85
Net asset value, end of year	$15.33	$14.06	$18.76	$13.79	$14.92	$16.53
Total return (%)*	9.03	(23.24)	40.62	(5.05)	(5.97)	14.85
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.37	1.30	1.29	1.31	1.31	1.34
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.25	1.25
Net investment income (loss), before waivers and reimbursements	0.10	0.22	0.53	0.88	0.28	0.28
Net investment income (loss), net of waivers and reimbursements	0.22	0.27	0.57	0.94	0.34	0.37
Class R6 net assets at the end of the year (in thousands)	$120,319	$98,188	$166,927	$125,650	$123,160	$123,496
Portfolio turnover rate (%)*	86	187	183	157	167	124

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2019	William Blair Funds	179

Financial Highlights — For a share outstanding throughout each period

Bond Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.75	$10.41	$10.41	$10.34	$10.74	$10.60
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.31	0.27	0.27	0.27	0.31
Net realized and unrealized gain (loss) on investments	0.63	(0.56)	0.12	0.18	(0.29)	0.23
Total from investment operations	0.78	(0.25)	0.39	0.45	(0.02)	0.54
Less distributions from:
Net investment income	0.21	0.41	0.39	0.38	0.38	0.40
Net realized gain	—	—	—	—	—	0.00	^
Total distributions	0.21	0.41	0.39	0.38	0.38	0.40
Net asset value, end of year	$10.32	$9.75	$10.41	$10.41	$10.34	$10.74
Total return (%)*	8.05	(2.42)	3.83	4.40	(0.23)	5.10
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.69	0.69	0.82	0.82	0.79	0.85
Expenses, net of waivers and reimbursements	0.60	0.62	0.65	0.65	0.61	0.65
Net investment income (loss), before waivers and reimbursements	3.03	3.01	2.40	2.43	2.42	2.70
Net investment income (loss), net of waivers and reimbursements	3.12	3.08	2.57	2.60	2.60	2.90
Class N net assets at the end of the year (in thousands)	$67,493	$70,253	$83,662	$125,866	$139,303	$16,720
Portfolio turnover rate (%)*	27	40	17	17	32	35

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.65	$10.31	$10.30	$10.24	$10.64	$10.49
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.32	0.29	0.30	0.31	0.33
Net realized and unrealized gain (loss) on investments	0.61	(0.56)	0.13	0.16	(0.31)	0.23
Total from investment operations	0.77	(0.24)	0.42	0.46	—	0.56
Less distributions from:
Net investment income	0.21	0.42	0.41	0.40	0.40	0.41
Net realized gain	—	—	—	—	—	0.00	^
Total distributions	0.21	0.42	0.41	0.40	0.40	0.41
Net asset value, end of year	$10.21	$9.65	$10.31	$10.30	$10.24	$10.64
Total return (%)*	8.09	(2.31)	4.16	4.55	(0.05)	5.37
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.47	0.46	0.60	0.58	0.59	0.60
Expenses, net of waivers and reimbursements	0.45	0.46	0.43	0.41	0.41	0.50
Net investment income (loss), before waivers and reimbursements	3.25	3.24	2.62	2.66	2.75	2.97
Net investment income (loss), net of waivers and reimbursements	3.27	3.24	2.79	2.83	2.93	3.07
Class I net assets at the end of the year (in thousands)	$281,303	$281,442	$384,464	$322,174	$237,587	$149,466
Portfolio turnover rate (%)*	27	40	17	17	32	35

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

180	Semiannual Report	June 30, 2019

Financial Highlights — For a share outstanding throughout each period

Bond Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.64	$10.30	$10.29	$10.23	$10.63	$10.48
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.33	0.30	0.30	0.32	0.34
Net realized and unrealized gain (loss) on investments	0.61	(0.56)	0.13	0.17	(0.31)	0.23
Total from investment operations	0.77	(0.23)	0.43	0.47	0.01	0.57
Less distributions from:
Net investment income	0.21	0.43	0.42	0.41	0.41	0.42
Net realized gain	—	—	—	—	—	0.00	^
Total distributions	0.21	0.43	0.42	0.41	0.41	0.42
Net asset value, end of year	$10.20	$9.64	$10.30	$10.29	$10.23	$10.63
Total return (%)*	8.12	(2.26)	4.24	4.61	0.01	5.53
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.40	0.38	0.37	0.37	0.38	0.41
Expenses, net of waivers and reimbursements	0.40	0.38	0.35	0.35	0.35	0.35
Net investment income (loss), before waivers and reimbursements	3.32	3.32	2.85	2.88	2.98	3.17
Net investment income (loss), net of waivers and reimbursements	3.32	3.32	2.87	2.90	3.01	3.23
Class R6 net assets at the end of the year (in thousands)	$66,976	$70,851	$91,629	$95,216	$103,904	$97,341
Portfolio turnover rate (%)*	27	40	17	17	32	35

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2019	William Blair Funds	181

Financial Highlights — For a share outstanding throughout each period

Income Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$8.36	$8.72	$8.86	$8.90	$9.12	$9.11
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.17	0.16	0.16	0.15	0.18
Net realized and unrealized gain (loss) on investments	0.27	(0.25)	(0.03)	0.06	(0.11)	0.10
Total from investment operations	0.36	(0.08)	0.13	0.22	0.04	0.28
Less distributions from:
Net investment income	0.14	0.28	0.27	0.26	0.26	0.27
Net realized gain	—	—	—	—	—	—
Total distributions	0.14	0.28	0.27	0.26	0.26	0.27
Net asset value, end of year	$8.58	$8.36	$8.72	$8.86	$8.90	$9.12
Total return (%)*	4.33	(0.86)	1.46	2.44	0.39	3.06
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.95	0.91	0.88	0.79	0.81	0.84
Expenses, net of waivers and reimbursements	0.85	0.85	0.85	0.79	0.81	0.84
Net investment income (loss), before waivers and reimbursements	1.97	1.96	1.77	1.80	1.71	1.99
Net investment income (loss), net of waivers and reimbursements	2.07	2.02	1.80	1.80	1.71	1.99
Class N net assets at the end of the year (in thousands)	$21,319	$22,422	$39,625	$52,710	$32,942	$34,020
Portfolio turnover rate (%)*	51	97	37	22	21	30

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$8.30	$8.66	$8.80	$8.83	$9.05	$9.05
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.19	0.18	0.18	0.18	0.20
Net realized and unrealized gain (loss) on investments	0.29	(0.25)	(0.03)	0.06	(0.12)	0.09
Total from investment operations	0.38	(0.06)	0.15	0.24	0.06	0.29
Less distributions from:
Net investment income	0.15	0.30	0.29	0.27	0.28	0.29
Net realized gain	—	—	—	—	—	—
Total distributions	0.15	0.30	0.29	0.27	0.28	0.29
Net asset value, end of year	$8.53	$8.30	$8.66	$8.80	$8.83	$9.05
Total return (%)*	4.57	(0.69)	1.68	2.78	0.63	3.20
Ratios to average daily net assets (%)**:
Expenses	0.70	0.65	0.62	0.57	0.55	0.59
Net investment income (loss)	2.24	2.22	2.03	2.05	1.97	2.24
Class I net assets at the end of the year (in thousands)	$42,701	$34,793	$51,153	$58,160	$62,722	$64,834
Portfolio turnover rate (%)*	51	97	37	22	21	30

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

182	Semiannual Report	June 30, 2019

Financial Highlights — For a share outstanding throughout each period

Income Fund

Class R6
(unaudited) Period Ended June 30,
2019(a)
Net asset value, beginning of year	$8.45
Income (loss) from investment operations:
Net investment income (loss)	(0.00)^
Net realized and unrealized gain (loss) on investments	0.13
Total from investment operations	0.13
Less distributions from:
Net investment income	0.05
Net realized gain	—
Total distributions	0.05
Net asset value, end of year	$8.53
Total Return (%)*	1.47
Ratios to average daily net assets (%)**:
Expenses, before of waivers and reimbursements	0.68
Expenses, net waivers and reimbursements	0.65
Net investment income (loss), before of waivers and reimbursements	(0.31)
Net investment income (loss), net waivers and reimbursements	(0.28)
Class R6 net assets at end of year (in thousands)	$51
Portfolio turnover rate (%)*	51

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
(a)	For the period from May 2, 2019 (Commencement of Operations) to June 30, 2019.
^	Amount is less than $0.05 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2019	William Blair Funds	183

Financial Highlights — For a share outstanding throughout each period

Low Duration Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$8.70	$8.92	$9.07	$9.16	$9.38	$9.52
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.17	0.11	0.09	0.07	0.11
Net realized and unrealized gain (loss) on investments	0.11	(0.10)	(0.04)	0.02	(0.07)	(0.00	)^
Total from investment operations	0.21	0.07	0.07	0.11	—	0.11
Less distributions from:
Net investment income	0.16	0.29	0.22	0.20	0.22	0.25
Net realized gain	—	—	—	—	—	—
Total distributions	0.16	0.29	0.22	0.20	0.22	0.25
Net asset value, end of year	$8.75	$8.70	$8.92	$9.07	$9.16	$9.38
Total return (%)*	2.46	0.80	0.84	1.16	0.01	1.20
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.75	0.72	0.79	0.83	0.77	0.75
Expenses, net of waivers and reimbursements	0.55	0.58	0.61	0.68	0.60	0.70
Net investment income (loss), before waivers and reimbursements	2.14	1.83	1.04	0.83	0.54	1.14
Net investment income (loss), net of waivers and reimbursements	2.34	1.97	1.22	0.98	0.71	1.19
Class N net assets at the end of the year (in thousands)	$1,632	$1,661	$1,979	$7,237	$2,712	$4,969
Portfolio turnover rate (%)*	82	122	109	81	106	83

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$8.70	$8.91	$9.07	$9.16	$9.37	$9.52
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.19	0.13	0.11	0.08	0.13
Net realized and unrealized gain (loss) on investments	0.11	(0.09)	(0.05)	0.02	(0.05)	(0.01)
Total from investment operations	0.22	0.10	0.08	0.13	0.03	0.12
Less distributions from:
Net investment income	0.17	0.31	0.24	0.22	0.24	0.27
Net realized gain	—	—	—	—	—	—
Total distributions	0.17	0.31	0.24	0.22	0.24	0.27
Net asset value, end of year	$8.75	$8.70	$8.91	$9.07	$9.16	$9.37
Total return (%)*	2.54	1.12	0.91	1.40	0.30	1.24
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.52	0.46	0.59	0.59	0.59	0.60
Expenses, net of waivers and reimbursements	0.39	0.39	0.41	0.44	0.42	0.55
Net investment income (loss), before waivers and reimbursements	2.37	2.05	1.27	1.05	0.70	1.30
Net investment income (loss), net of waivers and reimbursements	2.50	2.12	1.45	1.20	0.87	1.35
Class I net assets at the end of the year (in thousands)	$54,744	$56,120	$131,186	$219,714	$107,137	$104,433
Portfolio turnover rate (%)*	82	122	109	81	106	83

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

184	Semiannual Report	June 30, 2019

Financial Highlights — For a share outstanding throughout each period

Low Duration Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2019	2018	2017	2016	2015	2014
Net asset value, beginning of year	$8.70	$8.91	$9.07	$9.16	$9.38	$9.53
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.19	0.14	0.11	0.09	0.14
Net realized and unrealized gain (loss) on investments	0.11	(0.09)	(0.05)	0.02	(0.07)	(0.01)
Total from investment operations	0.22	0.10	0.09	0.13	0.02	0.13
Less distributions from:
Net investment income	0.17	0.31	0.25	0.22	0.24	0.28
Net realized gain	—	—	—	—	—	—
Total distributions	0.17	0.31	0.25	0.22	0.24	0.28
Net asset value, end of year	$8.75	$8.70	$8.91	$9.07	$9.16	$9.38
Total return (%)*	2.56	1.15	0.96	1.43	0.22	1.40
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.49	0.42	0.40	0.40	0.42	0.43
Expenses, net of waivers and reimbursements	0.35	0.35	0.37	0.40	0.40	0.40
Net investment income (loss), before waivers and reimbursements	2.41	2.10	1.48	1.25	0.92	1.42
Net investment income (loss), net of waivers and reimbursements	2.55	2.17	1.51	1.25	0.94	1.45
Class R6 net assets at the end of the year (in thousands)	$43,817	$47,585	$99,912	$53,122	$21,863	$68,095
Portfolio turnover rate (%)*	82	122	109	81	106	83

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2019	William Blair Funds	185

Financial Highlights — For a share outstanding throughout each period

Macro Allocation Fund

	Class N
	(unaudited) Period Ended June 30,	Periods Ended December 31,					Year Ended October 31,
	2019	2018	2017	2016	2015	2014(a)	2014
Net asset value, beginning of year	$11.41	$11.84	$11.34	$11.32	$12.14	$13.07	$12.61
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.08	0.06	0.04	0.04	0.04	0.02
Net realized and unrealized gain (loss) on investments	0.24	(0.24)	0.51	0.19	(0.80)	(0.31)	0.76
Total from investment operations	0.28	(0.16)	0.57	0.23	(0.76)	(0.27)	0.78
Less distributions from:
Net investment income	—	0.27	0.07	0.21	0.06	0.66	0.09
Net realized gain	—	—	—	—	—	—	0.23
Total distributions	—	0.27	0.07	0.21	0.06	0.66	0.32
Net asset value, end of year	$11.69	$11.41	$11.84	$11.34	$11.32	$12.14	$13.07
Total return (%)*	2.45	(1.30)	5.06	2.01	(6.24)	(2.00)	6.34
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.23	1.30	1.52	1.38	1.42	1.46	1.60
Expenses, net of waivers and reimbursements	1.23	1.30	1.37	1.23	1.27	1.38	1.47
Expenses (excluding interest or short dividend expense), net of waivers and reimbursements	1.21	1.28	1.31	1.23	1.27	1.35	1.35
Net investment income (loss), before waivers and reimbursements	0.73	0.66	0.35	0.17	0.17	1.98	0.07
Net investment income (loss), net of waivers and reimbursements	0.73	0.66	0.50	0.32	0.32	2.06	0.20
Class N net assets at the end of the year (in thousands)	$37,918	$43,463	$41,483	$61,376	$150,606	$150,778	$150,785
Portfolio turnover rate (%)*	12	36	43	50	34	17	59

	Class I
	(unaudited) Period Ended June 30,	Periods Ended December 31,					Year Ended October 31,
	2019	2018	2017	2016	2015	2014(a)	2014
Net asset value, beginning of year	$11.38	$11.88	$11.38	$11.38	$12.22	$13.15	$12.66
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.11	0.11	0.08	0.09	0.05	0.04
Net realized and unrealized gain (loss) on investments	0.24	(0.24)	0.51	0.18	(0.82)	(0.31)	0.78
Total from investment operations	0.30	(0.13)	0.62	0.26	(0.73)	(0.26)	0.82
Less distributions from:
Net investment income	—	0.37	0.12	0.26	0.11	0.67	0.10
Net realized gain	—	—	—	—	—	—	0.23
Total distributions	—	0.37	0.12	0.26	0.11	0.67	0.33
Net asset value, end of year	$11.68	$11.38	$11.88	$11.38	$11.38	$12.22	$13.15
Total return (%)*	2.64	(1.08)	5.50	2.26	(6.00)	(1.94)	6.60
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.98	0.99	1.17	1.12	1.14	1.10	1.27
Expenses, net of waivers and reimbursements	0.98	0.99	1.02	0.97	0.99	1.10	1.22
Expenses (excluding interest or short dividend expense), net of waivers and reimbursements	0.96	0.97	0.96	0.97	0.98	1.07	1.10
Net investment income (loss), before waivers and reimbursements	1.02	0.95	0.75	0.52	0.58	2.33	0.27
Net investment income (loss), net of waivers and reimbursements	1.02	0.95	0.90	0.67	0.73	2.33	0.32
Class I net assets at the end of the year (in thousands)	$440,655	$486,543	$780,075	$937,244	$1,155,051	$649,756	$617,531
Portfolio turnover rate (%)*	12	36	43	50	34	17	59

(a)	For the period November 1, 2014 to December 31, 2014.
*	Rates are not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

186	Semiannual Report	June 30, 2019

Financial Highlights — For a share outstanding throughout each period

Macro Allocation Fund

	Class R6
	(unaudited) Period Ended June 30,	Periods Ended December 31,					Year Ended October 31,
	2019	2018	2017	2016	2015	2014(a)	2014
Net asset value, beginning of year	$11.38	$11.89	$11.40	$11.39	$12.23	$13.16	$12.66
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.13	0.12	0.09	0.12	0.05	0.04
Net realized and unrealized gain (loss) on investments	0.23	(0.24)	0.51	0.19	(0.84)	(0.31)	0.79
Total from investment operations	0.30	(0.11)	0.63	0.28	(0.72)	(0.26)	0.83
Less distributions from:
Net investment income	—	0.40	0.14	0.27	0.12	0.67	0.10
Net realized gain	—	—	—	—	—	—	0.23
Total distributions	—	0.40	0.14	0.27	0.12	0.67	0.33
Net asset value, end of year	$11.68	$11.38	$11.89	$11.40	$11.39	$12.23	$13.16
Total return (%)*	2.64	(0.94)	5.51	2.44	(5.92)	(1.91)	6.71
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.90	0.91	0.92	0.89	0.90	0.91	1.05
Expenses, net of waivers and reimbursements	0.90	0.91	0.92	0.89	0.90	0.91	1.05
Expenses (excluding interest or short dividend expense), net of waivers and reimbursements	0.88	0.89	0.86	0.89	0.90	0.88	0.93
Net investment income (loss), before waivers and reimbursements	1.18	1.10	1.04	0.81	0.95	2.54	0.32
Net investment income (loss), net of waivers and reimbursements	1.18	1.10	1.04	0.81	0.95	2.54	0.32
Class R6 net assets at the end of the year (in thousands)	$411,704	$391,812	$487,082	$582,298	$426,230	$158,152	$150,447
Portfolio turnover rate (%)*	12	36	43	50	34	17	59

(a)	For the period November 1, 2014 to December 31, 2014.
*	Rates are not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2019	William Blair Funds	187

Renewal of the Management Agreement

On April 25, 2019, the Board of Trustees (the “Board”) of the William Blair Funds (the “Trust”) including the Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the renewal for an additional one-year term of the Trust’s Management Agreement with William Blair Investment Management, LLC (“WBIM” or the “Adviser”) on behalf of each of the William Blair Funds (each, a “Fund” and collectively, the “Funds”). In deciding to approve the renewal of the Management Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together. The Board did not allot a particular weight to any one factor or group of factors.

The information in this summary outlines the Board’s considerations associated with its renewal of the Management Agreement. In connection with its deliberations regarding the continuation of the Management Agreement, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, quality and extent of the services performed by the Adviser under the Management Agreement; the investment performance of each Fund and the Adviser; comparative management fees and expense ratios as prepared by an independent provider (Broadridge); the estimated profitability realized by the Adviser; the extent to which the Adviser realizes economies of scale as a Fund grows; and whether fall-out benefits are being realized by the Adviser. In addition, the Independent Trustees discussed the renewal of the Management Agreement with Trust management and in private sessions with independent legal counsel at which no representatives of the Adviser were present.

The Board, including the Independent Trustees, considered the renewal of the Management Agreement pursuant to a process that concluded at the Board’s April 25, 2019 meeting. In preparation for the review process, the Independent Trustees considered the type and nature of information to be requested, and independent legal counsel sent a formal request for information to the Adviser. The Adviser provided extensive information in response to the request. After reviewing the information received, the Independent Trustees requested supplemental information, which the Adviser provided. The Board also received a memorandum from legal counsel advising it of their duties and responsibilities in connection with the consideration of the Management Agreement. The Independent Trustees reviewed comparative performance for a performance peer universe and peer group of funds and comparative management fees and expense ratios for an expense peer group and an expense peer universe of funds provided by Broadridge for each Fund. In addition, the Independent Trustees considered: (1) the nature, quality and extent of services provided by the Adviser; (2) information comparing the performance of each Fund to one or more relevant securities indexes; (3) information comparing management fees of each Fund to fees charged by the Adviser to other funds and client accounts with similar investment strategies; (4) the estimated allocated direct or indirect costs of services provided and estimated profits realized by the Adviser for both the Trust as a whole and each Fund individually; and (5) information describing other benefits to the Adviser and its affiliate, William Blair & Company, L.L.C. (the “Distributor,” and collectively with the Adviser, “William Blair”), resulting from their relationship with the Funds. The Independent Trustees also noted that they receive information from the Adviser regarding the Funds throughout the year in connection with regular Board meetings, including presentations from portfolio managers. In addition, the Adviser made an in-person presentation to the Board regarding the contract review information, including addressing the supplemental information requests, and answered questions from the Independent Trustees. The Board, including the Independent Trustees, determined that, given the totality of the information provided with respect to the Management Agreement, the Board had received sufficient information to renew the Management Agreement. The Independent Trustees noted that in evaluating the Management Agreement, they were taking into account their accumulated experience as Board members in working with the Adviser on matters relating to the Funds. Based on their review, the Independent Trustees concluded that it was in the best interest of each Fund to renew the Management Agreement and, accordingly, recommended to the Board of the Trust the renewal of the Management Agreement for each Fund. The Board considered the recommendation of the Independent Trustees along with other factors that the Board deemed relevant.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services provided by the Adviser to the Funds, the Board noted that the Adviser is a quality firm with a reputation for integrity and honesty that employs high-quality people and has a long association with the Funds, in each case other than the Growth Fund, since the inception of the Funds. The Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of shareholders and that shareholders have invested in the Funds knowing that the Adviser manages the Funds and knowing the management fees. The Board considered the Adviser’s fundamental research approach in actively managed, process oriented investing. The Board considered biographical information about the Trust’s officers, other Adviser personnel and the Funds’ portfolio managers, including information on the portfolio managers’ personal investments in the Fund(s) they manage. The Board also considered the administrative services performed by the Adviser, financial information regarding the Adviser, the Adviser’s execution quality and use of soft dollars, risk management oversight, compliance program and the expense limitations proposed for each of the Funds’ share classes. The Board also considered the nature, quality and extent of services that the Adviser provides to the Funds compared to the services that the Adviser provides to other clients. The Board noted that the

188	Semiannual Report	June 30, 2019

Adviser pays the compensation of all of the officers and the interested Trustees of the Trust. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to each Fund were appropriate.

Performance. The Board reviewed information on the annualized total returns of each share class of the Funds for the one-, three-, five- and ten-year periods ended December 31, 2018, as applicable, along with annualized total return information for a Morningstar performance peer universe of funds and one or more benchmark securities indexes. The Morningstar performance peer universe for each Fund included all funds in the same Morningstar category as the Fund. For purposes of this report, Class N shares were used for comparison purposes as the Board noted that Class N shares have additional costs related to distribution and shareholder services provided and therefore provide a more conservative representation of Fund performance.

The Board considered that the Adviser seeks to provide superior performance over the long term and was committed to managing each Fund consistently with the Fund’s stated investment strategies and that at times relative performance will be affected by whether the market environment favors or disfavors particular investments, styles and/or market capitalizations. The Board considered that since the Global Financial Crisis in 2008-2009, the low interest rate environment globally has fostered relatively low stock market volatility, with notable bouts of volatility in 2015, 2016, and 2018. The Board concluded that the Adviser had managed the equity Funds in the U.S., International and Emerging Markets growth strategies consistent with its disciplined quality growth philosophy. Based on the information provided, the Board considered the following with respect to the total returns of each Fund.

Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the one-year period, the same as the average of its Morningstar performance peer universe for the three-year period and below the average of its Morningstar performance peer universe for the five-year period ended December 31, 2018. The Board also considered that the Fund outperformed the benchmark (Russell 3000® Growth Index) for the one-year period and underperformed the benchmark for the three- and five-year periods ended December 31, 2018.

Large Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe and the benchmark (Russell 1000® Growth Index) for the one-, three- and five-year periods ended December 31, 2018.

Mid Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the one-year period and below the average of its Morningstar performance peer universe for the three- and five- year periods ended December 31, 2018. The Board also considered that the Fund outperformed the benchmark (Russell Midcap® Growth Index) for the one-year period and underperformed the benchmark for the three- and five-year periods ended December 31, 2018. The Board considered the Adviser’s report that stock selection in certain sectors detracted from the Fund’s performance. The Board considered changes to the Adviser’s portfolio management team, the addition of analysts to the investment team and the Adviser’s other investment team modifications over the past three years to align coverage by sector and market capitalization, with the goal of improving relative performance.

Small-Mid Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe and the benchmark (Russell 2500TM Growth Index) for the one-, three- and five-year periods ended December 31, 2018.

Small-Mid Cap Value Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe and the benchmark (Russell 2500TM Value Index) for the one-, three- and five-year periods ended December 31, 2018. The Board considered the Adviser’s view that while better stock selection would have lessened underperformance over the three- and five- year periods, that the rally in deeper value stocks and the outperformance of smaller cap and lower quality stocks contributed to underperformance.

Small Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe and the benchmark (Russell 2000® Growth Index) for the one-, three- and five-year periods ended December 31, 2018.

Small Cap Value Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe and the benchmark (Russell 2000® Value Index) for the one-, three- and five- year periods ended December 31, 2018. The Board considered the Adviser’s view that while better stock selection would have lessened underperformance over the three- and five- year periods, that the rally in deeper value stocks and the outperformance of smaller cap and lower quality stocks contributed to underperformance.

Global Leaders Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2018. The Board also considered that the Fund

June 30, 2019	William Blair Funds	189

outperformed the benchmark (MSCI All Country World IMI (net) Index) for the one- and five-year periods and underperformed the benchmark for the three-year period ended December 31, 2018.

International Leaders Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe and the benchmark (MSCI All Country World Ex-U.S. IMI (net) Index) for the one-, three- and five-year periods ended December 31, 2018.

International Developed Plus Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe and the benchmark (MSCI World Ex-U.S. (net) Index) for the one-, three- and five-year periods ended December 31, 2018. The Board considered that the Adviser proposed to liquidate the Fund.

Institutional International Developed Plus Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2018. The Board also considered that the Fund underperformed the benchmark (MSCI World Ex-U.S. (net) Index) for the one- and three- year periods and outperformed the benchmark for the five-year period ended December 31, 2018. The Board considered that the Adviser proposed to liquidate the Fund.

International Growth Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe and the benchmark (MSCI All Country World Ex-U.S. IMI (net) Index) for the one-, three- and five-year periods ended December 31, 2018. The Board considered the Adviser’s report that underperformance in 2018 primarily occurred in the second half of the year as companies with low valuations and poor earnings trends led the index amid the broad sell off in global equity markets and that weak stock selection in certain sectors and countries detracted from performance in 2016. The Board also considered that the Fund outperformed the benchmark in 2017, 2015 and 2014.

Institutional International Growth Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe and the benchmark (MSCI All Country World Ex-U.S. IMI (net) Index) for the one-, three- and five-year periods ended December 31, 2018. The Board considered the Adviser’s report that underperformance in 2018 primarily occurred in the second half of the year as companies with low valuations and poor earnings trends led the index amid the broad sell off in global equity markets and that weak stock selection in certain sectors and countries detracted from performance in 2016. The Board also considered that the Fund outperformed the benchmark in 2017, 2015 and 2014.

International Small Cap Growth Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe and the benchmark (MSCI All Country World Ex-U.S. Small Cap (net) Index) for the one-, three-and five-year periods ended December 31, 2018. The Board considered the Adviser’s report that the Fund’s underperformance was driven by relative weakness in calendar years 2018, 2016 and 2014 attributable to weak stock selection in certain sectors, offsetting the positive effects of 2015 and 2017 outperformance. The Board also considered the investment process improvements and portfolio construction changes that had been implemented.

Emerging Markets Leaders Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one- and three-year periods and above the average of its Morningstar performance peer universe for the five-year period ended December 31, 2018. The Board considered that the Fund underperformed the benchmark (MSCI Emerging Markets (net) Index) for the one-, three- and five-year periods ended December 31, 2018. The Board also considered that the Adviser attributed underperformance in part to stock selection and to market dynamics that did not favor the Adviser’s quality growth investing style.

Emerging Markets Growth Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one- and three-year periods and above the average of its Morningstar performance peer universe for the five-year period ended December 31, 2018. The Board also considered that the Fund underperformed the benchmark (MSCI Emerging Markets IMI (net) Index) for the one-, three- and five-year periods ended December 31, 2018. The Board also considered the Adviser’s view that relative performance was significantly negatively impacted by outlier quarters in 2016 and 2018 characterized as style headwinds.

Emerging Markets Small Cap Growth Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one- and three-year periods and above the average of its Morningstar performance peer universe for the five-year period ended December 31, 2018. The Board also considered that the Fund underperformed the benchmark for the one- and three-year periods and outperformed the benchmark (MSCI Emerging Markets Small Cap (net) Index) for the five-year period ended December 31, 2018. The Board also considered the Adviser’s report that underperformance was largely driven by exogenous factors that negatively impacted the Fund’s relative performance in the third quarter of 2018, and style headwinds in 2016.

190	Semiannual Report	June 30, 2019

Bond Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe and the benchmark (Bloomberg Barclays U.S. Aggregate Bond Index) for the one-, three- and five-year periods ended December 31, 2018. The Board considered the Adviser’s report that during the fourth quarter of 2018, security selection themes impacted performance negatively and overwhelmed the one-, three-, and five-year results.

Income Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one- and three- year periods and above its Morningstar performance peer universe for the five-year period ended December 31, 2018. The Board also considered that the Fund underperformed the benchmark (Bloomberg Barclays Intermediate Government/Credit Bond Index) for the one-, three- and five-year periods ended December 31, 2018. The Board considered the Adviser’s report that the Fund’s investment limitation on lower quality securities negatively impacted the Fund’s benchmark-relative and peer group performance due to the outperformance of lower quality securities over the one-, three-, and five-year periods.

Low Duration Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2018. The Board also considered that the Fund underperformed the benchmark (Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index) for the one- and three-year periods and outperformed the benchmark for the five-year period ended December 31, 2018. The Board considered the Adviser’s report that the Fund’s exposure to short term securities with longer durations compared to the benchmark negatively impacted the Fund’s performance in 2016 and 2018 when interest rates increased.

Macro Allocation Fund. The Board considered that the Fund’s total return was above its Morningstar performance peer universe for the one- and three-year periods and below the average of its Morningstar performance peer universe for the five-year period ended December 31, 2018. The Board also considered that the Fund outperformed the benchmark (Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index) for the three-year period and underperformed the benchmark for the one- and five-year periods ended December 31, 2018.

Management Fees. The Board reviewed each Fund’s management fee and reviewed information comparing the management fee to those of an expense peer group and an expense peer universe of funds provided by Broadridge for each share class of the Funds. The Broadridge expense peer group for Class N shares of each Fund (“Class N Broadridge Expense Group”) consisted of a group of retail no-load funds with a similar investment strategy and asset size, as classified by Broadridge. The Broadridge expense peer group for Class I and the Institutional Class of each Fund (“Class I Broadridge Expense Group” and “Institutional Class Broadridge Expense Group,” respectively) consisted of a group of institutional funds with a similar investment strategy and asset size, as classified by Broadridge. The Broadridge expense peer universe for each share class of each Fund consisted of the Fund’s Broadridge expense peer group and all other no-load funds with an investment strategy as classified by Broadridge similar to the Fund’s. In considering the Broadridge information and giving effect to the contractual management fee reductions proposed by the Adviser, the Board noted that the contractual management fees for the Emerging Markets Small Cap Growth Fund, the Bond Fund, and the Income Fund were below the average contractual management fee of their Class I Broadridge Expense Group. The Board also noted that the contractual management fees for the Growth Fund, the Large Cap Growth Fund, the Mid Cap Growth Fund, the Small-Mid Cap Growth Fund, the Small Mid Cap Value Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Global Leaders Fund, the International Leaders Fund, the International Developed Plus Fund, the International Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund, the Low Duration Fund and the Macro Allocation Fund were above the average contractual management fee of their Class I Broadridge Expense Group. The Board also considered the Adviser’s proposal to reduce the contractual management fee for the Large Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Cap Value Fund, Global Leaders Fund, and International Leaders Fund.

In considering the management fee for the Institutional International Developed Plus Fund and the Institutional International Growth Fund, which do not have Class I shares, the Board noted that the contractual management fees for each Fund were above the average contractual management fee of their Institutional Class Broadridge Expense Group.

The Board noted the current and proposed contractual expense limitations for the Funds and further noted that the Adviser proposed reducing the contractual limit on operating expenses for the Large Cap Growth Fund, Global Leaders Fund, International Leaders Fund and Emerging Markets Leaders Fund. The Board considered that the Adviser proposed to contractually limit operating expenses until April 30, 2020 for each share class of the Funds including the new Class R6. The Board considered the amount of management fees waived and other expenses reimbursed by the Adviser on behalf of the Funds in 2018, noting that the Adviser waived its entire management fee for and reimbursed other expenses to the Small-Mid Cap Value Fund. The Board also considered that the shareholder administration fee applicable to Class N and Class I had been reduced to zero.

June 30, 2019	William Blair Funds	191

For each Fund, the Board also reviewed amounts charged by the Adviser to other pooled investment vehicles, including other registered funds for which the Adviser acts as a sub-adviser, and the Adviser’s fee schedule for institutional accounts. With respect to other pooled investment vehicles and institutional accounts, the Board considered the Adviser’s statements to the effect that the level of services provided to the Funds and the regulatory responsibilities associated with sponsoring registered investment companies were greater as compared to the work involved for other pooled investment vehicles, including other registered funds for which the Adviser acts as a sub-adviser, and institutional accounts. In addition, the Board considered the Adviser’s statements to the effect that institutional accounts are distributed differently, operate under different investment and regulatory structures and have different business risks as compared to the Funds and that there are responsibilities and duties involved in sponsoring a registered fund that are not present in sub-advising a registered fund.

On the basis of all the information provided, the Board concluded that each Fund’s management fee, coupled with the applicable expense limitations, was reasonable.

Profitability. With respect to the profitability of the Management Agreement to the Adviser, the Board considered the overall fees paid under the Management Agreement, including the estimated allocated costs of the services provided, management fees waived and other expenses reimbursed, if any, and profits realized by the Adviser from its relationship with the Trust as a whole and each Fund individually. The Board concluded that the estimated profits realized by the Adviser were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors. The Board noted the Adviser’s statements to the effect that the resources required for the Adviser’s fundamental investment process typically increase as a Fund increases in size. The Board also considered that certain of the Funds were part of investment strategies that were capacity constrained by the Adviser so that opportunities for economies of scale were limited. The Board further considered that of the Funds that are subject to capacity constraints, the International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund and Emerging Markets Small Cap Growth Fund are closed.

In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board considered each Fund’s asset size, management fee breakpoints for applicable Funds, the expense limitations in place for each Fund and the proposed reduction in management fees and/or expense limits for certain Funds and each Fund’s expense ratios. The Board concluded that in the aggregate the Funds’ fee levels reasonably reflect appropriate recognition of economies of scale.

Other Benefits. The Board considered benefits derived by the Adviser and its affiliates from their relationship with the Funds, including (1) receipt of research from brokerage firms; (2) soft dollars, which pertain primarily to the Funds investing in equity securities; (3) reimbursement of some intermediary fees in the nature of sub-transfer agency fees; (4) fees from Class N shares of the Funds to the Distributor pursuant to the Rule 12b-1 Plan, nearly all of which are paid to third parties; and (5) favorable media coverage. The Board determined that management fees were reasonable in light of these benefits.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement continue to be fair and reasonable and that the continuation of the Management Agreement is in the best interests of each Fund.

192	Semiannual Report	June 30, 2019

Trustees and Officers (Unaudited).† The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair, and their other significant affiliations are set forth below. The address of each officer and trustee is 150 North Riverside Plaza, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees
Stephanie G. Braming, 1970(2)	Chairman of the Board and President, previously Senior Vice President	Chairman of the Board and President since 2018, and Senior Vice President 2014-2018	Global Head of Investment Management since 2017, portfolio manager (2014– 2017) and Partner, William Blair	21	Chairman, William Blair SICAV.
Arthur J. Simon, 1954(2)	Trustee	Since 2018	General Counsel and Partner, William Blair	21	Director, William Blair SICAV.
Non-Interested Trustees
Vann A. Avedisian, 1964(3)	Trustee	Since 2012	Principal, Highgate Holdings (hotel investments) (since 2009); formerly, co-founder and Managing Director, Oxford Capital Partners Inc. (1994 to 2006)	21	Potbelly Corporation (2001 to 2015)
Kathleen T. Barr, 1955	Trustee	Since 2013	Retired; formerly, President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) (2010 to 2013); prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) (2004 to 2010); Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) (2003 to 2010)	21	Professionally Managed Portfolios (since 2018); Council Member, Independent Directors Council; AmericaFirst Quantitative Funds (5 portfolios) (2012 to 2016)

†	William Blair Investment Management, LLC and William Blair & Company, L.L.C. are collectively referred to in this section as “William Blair”, each of which is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by certain William Blair employees (employee owners are referred to as ‘partners’).

June 30, 2019	William Blair Funds	193

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Daniel N. Leib, 1966(4)	Trustee	Since 2016	Chief Executive Officer, Donnelley Financial Solutions, Inc. (since 2016); formerly, Executive Vice President and Chief Financial Officer, (2011 to 2016) and Group Chief Financial Officer (2009 to 2011), R.R. Donnelley & Sons Company	21	Donnelly Financial Solutions, Inc. (since 2016)
Dorri C. McWhorter, 1973	Trustee	Since 2019	Chief Executive Officer, YWCA Metropolitan Chicago (since 2013); formerly Partner, Crowe LLP(2008-2013)(5)	21	Skyway Concession Company, LLC (since 2018); Illinois CPA Society (since 2017); American Institute of Certified Public Accountants (2013- 2016); Chicago Finance Exchange (2009-2017)
Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. companies (since 2005); formerly, Managing Partner of various divisions at Accenture (1994-2004)	21	Mutual Trust Financial Group (provider of insurance and investment products)
Steven R. Zenz, 1954	Trustee	Since 2018	Consultant, Steven R. Zenz Consulting LLC (merger and acquisition transactions and SEC reporting and filings) (since 2011); formerly, Partner, KPMG LLP (1987-2010)(6)	21	Frankly Inc. (technology products and services for media industry) (since 2016); Insignia Systems, Inc. (in-store advertising services for consumer packaged goods manufacturers) (since 2013)

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Non-Interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the calendar year that occurs after the earlier of (a) the Non-Interested Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the Non-Interested Trustee became a member of the Board of Trustees.
(2)	Ms. Braming and Mr. Simon are interested persons of the Trust because they are partners of William Blair, and with respect to Ms. Braming also due to her position as an officer of the Trust.
(3)	Mr. Avedisian served as a member of the Board of Directors of Potbelly Corporation (“Potbelly”) from 2001 to 2015. In October 2013, Potbelly completed an underwritten initial public offering of its common stock (the “Offering”). William Blair served as a member of the underwriting syndicate. At the time of the Offering, Mr. Avedisian, through entities he owns or controls, indirectly beneficially owned 1,607,448 shares of Potbelly common stock and warrants to purchase 241,704 shares of common stock representing approximately 8.9% of the shares before the Offering. Mr. Avedisian disclaimed beneficial ownership of the shares except to the extent of his pecuniary interest therein. Potbelly sold 8,474,869 shares and certain stockholders, including two entities affiliated with William Blair, sold 150,131 shares in the Offering at a price to the public of $14.00 per share. Neither Mr. Avedisian nor the entities he owns or controls was a selling stockholder in the Offering. A portion of the net proceeds received by Potbelly from the Offering was used to pay a previously declared cash dividend, in an aggregate amount of approximately $49.9 million, on Potbelly common and preferred shares outstanding immediately prior to the closing of the Offering, which included the outstanding shares indirectly beneficially owned by Mr. Avedisian, William Blair and two entities affiliated with William Blair.
(4)	The Funds and William Blair use Donnelley Financial Solutions, Inc. (‘’DFS’’), formerly a company of R.R. Donnelley & Sons Company (‘’RRD’’), for financial printing and other services. DFS was formed as a spin-off from RRD in October 2016 and is a public company. The Funds and William Blair in the aggregate paid DFS approximately $172,000 and $122,000 in 2017 and 2018, respectively, for the services provided. DFS’s revenue was approximately $1 billion in each of 2017 and 2018. Mr. Leib, as the Chief Executive Officer of DFS, is not directly involved in any of the services provided to the Funds or William Blair and his compensation is not materially affected by the fees DFS receives from the Funds and William Blair. The Funds and William Blair engaged RRD for financial printing and other services prior to the spin-off and the amounts involved were not material. Mr. Leib, as former Executive Vice President and Chief Financial Officer of RRD, was not directly involved in any of the services provided to the Funds or William Blair and his compensation was not materially affected by the fees RRD received from the Funds and William Blair.
(5)	As a former partner of the audit firm Crowe LLP (formerly, Crowe Horwath LLP), Ms. McWhorter receives distributions of her capital in the firm over time and those distributions are expected to be completed in March 2021. The Funds and William Blair made no payments to Crowe LLP over the past three years.
(6)	The Funds engage KPMG to provide foreign tax services in Taiwan. KPMG does not provide audit or audit-related services to the Funds. Mr. Zenz is a former partner of KPMG and receives pension/retirement funds from KPMG.

194	Semiannual Report	June 30, 2019

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years

Officers

Michael P. Balkin, 1959	Senior Vice President	Since 2008	Partner, William Blair

Thomas Clarke, 1968	Senior Vice President	Since 2011	Partner, William Blair (since 2014); formerly, Associate, William Blair (2011-2014)

Daniel Crowe, 1972	Senior Vice President	Since 2016	Partner, William Blair (since 2015); formerly, Associate, William Blair

Robert J. Duwa, 1967	Senior Vice President	Since 2019	Partner, William Blair

Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair (since 2013); formerly, Associate, William Blair (2011-2013)

Andrew G. Flynn, 1961	Senior Vice President	Since 2013	Partner, William Blair

David C. Fording, 1967	Senior Vice President	Since 2006	Partner, William Blair

James S. Golan, 1961	Senior Vice President	Since 2005	Partner, William Blair

Chad M. Kilmer, 1975	Senior Vice President	Since 2006	Partner, William Blair

Robert C. Lanphier IV, 1956	Senior Vice President	Since 2003	Partner, William Blair

Mark T. Leslie, 1967	Senior Vice President	Since 2005	Partner, William Blair

Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Partner, William Blair

Todd M. McClone, 1968	Senior Vice President	Since 2005	Partner, William Blair

David Merjan, 1960	Senior Vice President	Since 2008	Partner, William Blair

David S. Mitchell, 1960	Senior Vice President	Since 2003	Partner, William Blair

John C. Murphy, 1969	Senior Vice President	Since 2014	Partner, William Blair

Casey K. Preyss, 1976	Senior Vice President	Since 2015	Partner, William Blair

David P. Ricci, 1958	Senior Vice President	Since 2006	Partner, William Blair

Ward D. Sexton, 1974	Senior Vice President	Since 2016	Partner, William Blair

Brian D. Singer, 1960	Senior Vice President	Since 2011	Partner, William Blair

Christopher T. Vincent, 1956	Senior Vice President	Since 2002	Partner, William Blair

June 30, 2019	William Blair Funds	195

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years

Dan Zelanzy, 1971	Senior Vice President	Since 2019	Associate, William Blair (since 2019); formerly Managing Director, AQR Capital Management (2011-2019)

Lisa D. Rusch, 1970	Vice President	Since 2018	Associate, William Blair

Paul J. Sularz, 1967	Vice President	Since 2009	Associate, William Blair (2006-2012 and since 2014); Partner, William Blair (2012-2014)

Colette M. Garavalia, 1961	Treasurer	Since 2000	Associate, William Blair

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair

John M. Raczek, 1970	Assistant Treasurer	Since 2010	Associate, William Blair

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair

Robert J. Toner, 1967	Assistant Secretary	Since 2016	Associate, William Blair (since 2015); formerly, Managing Director and Counsel, Wellington Management & Company LLP (2007-2015)

(1)	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of independent trustees. Length of Time Served for all officers indicates the year the individual became an officer of the Trust.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

196	Semiannual Report	June 30, 2019

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended December 31 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2018 (in thousands):

Fund	Capital Gain Dividend
Growth	$78,680
Large Cap Growth	30,062
Mid Cap Growth	12,496
Small-Mid Cap Growth	224,256
Small-Mid Cap Value	451
Small Cap Growth	73,556
Small Cap Value	64,927
Global Leaders	27,739
International Leaders	12,780
International Developed Plus	695
International Growth	163,556
Institutional International Growth	166,380
International Small Cap Growth	38,842
Emerging Markets Leaders	17,246
Emerging Markets Growth	116,253
Emerging Markets Small Cap Growth	6,407

June 30, 2019	William Blair Funds	197

Useful Information About Your Report (Unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares except for the Institutional International Growth Fund and the Institutional International Developed Plus Fund) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from January 1, 2019 to June 30, 2019.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as IRA administration fees. These fees are discussed in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

198	Semiannual Report	June 30, 2019

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 1/1/2019	Ending Account Value 06/30/2019	Expenses Paid During the Period (a)	Annualized Expense Ratio
Growth Fund
Class N-actual return	$1,000.00	$1,223.77	$6.62	1.20%
Class N-hypothetical 5% return	$1,000.00	$1,044.05	$6.08	1.20
Class I-actual return	$1,000.00	$1,225.95	$5.13	0.93
Class I-hypothetical 5% return	$1,000.00	$1,045.39	$4.72	0.93
Class R6-actual return (b)	$1,000.00	$1,025.32	$1.45	0.87
Class R6-hypothetical 5% return (6 month period)	$1,000.00	$1,045.69	$4.41	0.87
Large Cap Growth Fund
Class N-actual return	$1,000.00	$1,241.03	$5.56	1.00
Class N-hypothetical 5% return	$1,000.00	$1,045.04	$5.07	1.00
Class I-actual return	$1,000.00	$1,242.50	$4.17	0.75
Class I-hypothetical 5% return	$1,000.00	$1,046.28	$3.81	0.75
Class R6-actual return (b)	$1,000.00	$1,040.34	$1.01	0.60
Class R6-hypothetical 5% return (6 month period)	$1,000.00	$1,047.02	$3.05	0.60
Mid Cap Growth Fund
Class N-actual return	$1,000.00	$1,273.96	$6.77	1.20
Class N-hypothetical 5% return	$1,000.00	$1,044.05	$6.08	1.20
Class I-actual return	$1,000.00	$1,274.35	$5.36	0.95
Class I-hypothetical 5% return	$1,000.00	$1,045.29	$4.82	0.95
Class R6-actual return (b)	$1,000.00	$1,020.12	$1.49	0.90
Class R6-hypothetical 5% return (6 month period)	$1,000.00	$1,045.54	$4.56	0.90
Small-Mid Cap Growth Fund
Class N-actual return	$1,000.00	$1,242.73	$7.51	1.35
Class N-hypothetical 5% return	$1,000.00	$1,043.31	$6.84	1.35
Class I-actual return	$1,000.00	$1,244.58	$6.12	1.10
Class I-hypothetical 5% return	$1,000.00	$1,044.55	$5.58	1.10
Class R6-actual return (b)	$1,000.00	$1,029.15	$1.75	1.05
Class R6-hypothetical 5% return (6 month period)	$1,000.00	$1,044.79	$5.32	1.05
Small-Mid Cap Value Fund
Class N-actual return	$1,000.00	$1,166.67	$6.72	1.25
Class N-hypothetical 5% return	$1,000.00	$1,043.80	$6.33	1.25
Class I-actual return	$1,000.00	$1,167.93	$5.38	1.00
Class I-hypothetical 5% return	$1,000.00	$1,045.04	$5.07	1.00
Class R6-actual return (b)	$1,000.00	$987.19	$1.55	0.95
Class R6-hypothetical 5% return (6 month period)	$1,000.00	$1,045.29	$4.82	0.95
Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,189.84	$8.14	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.56	$7.60	1.50
Class I-actual return	$1,000.00	$1,191.23	$6.79	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.80	$6.33	1.25
Class R6-actual return (b)	$1,000.00	$998.71	$1.92	1.17
Class R6-hypothetical 5% return (6 month period)	$1,000.00	$1,044.20	$5.93	1.17
Small Cap Value Fund
Class N-actual return	$1,000.00	$1,162.23	$8.04	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.56	$7.60	1.50
Class I-actual return	$1,000.00	$1,163.87	$6.71	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.80	$6.33	1.25
Class R6-actual return (b)	$1,000.00	$992.30	$1.92	1.17
Class R6-hypothetical 5% return (6 month period)	$1,000.00	$1,044.20	$5.93	1.17
Global Leaders Fund
Class N-actual return	$1,000.00	$1,206.63	$6.84	1.25
Class N-hypothetical 5% return	$1,000.00	$1,043.80	$6.33	1.25
Class I-actual return	$1,000.00	$1,209.24	$5.48	1.00
Class I-hypothetical 5% return	$1,000.00	$1,045.04	$5.07	1.00
Class R6-actual return	$1,000.00	$1,209.24	$5.20	0.95
Class R6-hypothetical 5% return	$1,000.00	$1,045.29	$4.82	0.95

June 30, 2019	William Blair Funds	199

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 1/1/2019	Ending Account Value 06/30/2019	Expenses Paid During the Period (a)	Annualized Expense Ratio
International Leaders Fund
Class N-actual return	$1,000.00	$1,205.80	$6.67	1.22%
Class N-hypothetical 5% return	$1,000.00	$1,043.95	$6.18	1.22
Class I-actual return	$1,000.00	$1,206.65	$5.25	0.96
Class I-hypothetical 5% return	$1,000.00	$1,045.24	$4.87	0.96
Class R6-actual return	$1,000.00	$1,207.52	$4.98	0.91
Class R6-hypothetical 5% return	$1,000.00	$1,045.49	$4.62	0.91
International Developed Plus Fund (In Liquidation)
Class N-actual return	$1,000.00	$1,210.18	$6.85	1.25
Class N-hypothetical 5% return	$1,000.00	$1,043.80	$6.33	1.25
Class I-actual return	$1,000.00	$1,211.57	$5.48	1.00
Class I-hypothetical 5% return	$1,000.00	$1,045.04	$5.07	1.00
Institutional International Developed Plus Fund (In Liquidation)
Institutional-actual return	$1,000.00	$1,206.87	$4.92	0.90
Institutional-hypothetical 5% return	$1,000.00	$1,045.54	$4.56	0.90
International Growth Fund
Class N-actual return	$1,000.00	$1,192.71	$7.88	1.45
Class N-hypothetical 5% return	$1,000.00	$1,042.81	$7.34	1.45
Class I-actual return	$1,000.00	$1,194.40	$6.26	1.15
Class I-hypothetical 5% return	$1,000.00	$1,044.30	$5.83	1.15
Class R6-actual return (b)	$1,000.00	$1,021.04	$1.79	1.08
Class R6-hypothetical 5% return (6 month period)	$1,000.00	$1,044.64	$5.48	1.08
Institutional International Growth Fund
Institutional-actual return	$1,000.00	$1,194.03	$5.39	0.99
Institutional-hypothetical 5% return	$1,000.00	$1,045.09	$5.02	0.99
International Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,187.26	$8.13	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.56	$7.60	1.50
Class I-actual return	$1,000.00	$1,189.47	$6.73	1.24
Class I-hypothetical 5% return	$1,000.00	$1,043.85	$6.28	1.24
Class R6-actual return	$1,000.00	$1,189.52	$6.13	1.13
Class R6-hypothetical 5% return	$1,000.00	$1,044.40	$5.73	1.13
Emerging Markets Leaders Fund
Class N-actual return	$1,000.00	$1,167.07	$8.06	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.56	$7.60	1.50
Class I-actual return	$1,000.00	$1,169.29	$6.72	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.80	$6.33	1.25
Class R6-actual return	$1,000.00	$1,169.49	$6.45	1.20
Class R6-hypothetical 5% return	$1,000.00	$1,044.05	$6.08	1.20
Emerging Markets Growth Fund
Class N-actual return	$1,000.00	$1,157.99	$8.13	1.52
Class N-hypothetical 5% return	$1,000.00	$1,042.46	$7.70	1.52
Class I-actual return	$1,000.00	$1,159.11	$6.80	1.27
Class I-hypothetical 5% return	$1,000.00	$1,043.70	$6.44	1.27
Class R6-actual return	$1,000.00	$1,159.47	$6.37	1.19
Class R6-hypothetical 5% return	$1,000.00	$1,044.10	$6.03	1.19
Emerging Markets Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,088.83	$8.03	1.55
Class N-hypothetical 5% return	$1,000.00	$1,042.31	$7.85	1.55
Class I-actual return	$1,000.00	$1,089.74	$6.74	1.30
Class I-hypothetical 5% return	$1,000.00	$1,043.55	$6.59	1.30
Class R6-actual return	$1,000.00	$1,090.33	$6.48	1.25
Class R6-hypothetical 5% return	$1,000.00	$1,043.80	$6.33	1.25

200	Semiannual Report	June 30, 2019

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 1/1/2019	Ending Account Value 06/30/2019	Expenses Paid During the Period (a)	Annualized Expense Ratio
Bond Fund
Class N-actual return	$1,000.00	$1,080.40	$3.09	0.60%
Class N-hypothetical 5% return	$1,000.00	$1,047.02	$3.05	0.60
Class I-actual return	$1,000.00	$1,080.75	$2.32	0.45
Class I-hypothetical 5% return	$1,000.00	$1,047.77	$2.28	0.45
Class R6-actual return	$1,000.00	$1,081.09	$2.06	0.40
Class R6-hypothetical 5% return	$1,000.00	$1,048.02	$2.03	0.40
Income Fund
Class N-actual return	$1,000.00	$1,043.20	$4.31	0.85
Class N-hypothetical 5% return	$1,000.00	$1,045.78	$4.31	0.85
Class I-actual return	$1,000.00	$1,045.61	$3.55	0.70
Class I-hypothetical 5% return	$1,000.00	$1,046.53	$3.55	0.70
Class R6-actual return (b)	$1,000.00	$1,014.54	$1.08	0.65
Class R6-hypothetical 5% return (6 month period)	$1,000.00	$1,046.78	$3.30	0.65
Low Duration Fund
Class N-actual return	$1,000.00	$1,024.42	$2.76	0.55
Class N-hypothetical 5%	$1,000.00	$1,047.27	$2.79	0.55
Class I-actual return	$1,000.00	$1,025.21	$1.96	0.39
Class I-hypothetical 5%	$1,000.00	$1,048.07	$1.98	0.39
Class R6-actual return	$1,000.00	$1,025.42	$1.76	0.35
Class R6-hypothetical 5% return	$1,000.00	$1,048.26	$1.78	0.35
Macro Allocation Fund
Class N-actual return	$1,000.00	$1,024.54	$6.17	1.23
Class N-hypothetical 5%	$1,000.00	$1,043.90	$6.23	1.23
Class I-actual return	$1,000.00	$1,026.36	$4.92	0.98
Class I-hypothetical 5%	$1,000.00	$1,045.14	$4.97	0.98
Class R6-actual return	$1,000.00	$1,026.36	$4.52	0.90
Class R6-hypothetical 5% return	$1,000.00	$1,045.54	$4.56	0.90

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, 181 and divided by 365 (to reflect the one-half year period).
(b)	For the period May 2, 2019 (Commencement of Operations) to June 30, 2019.

June 30, 2019	William Blair Funds	201

BOARD OF TRUSTEES

Vann A. Avedisian

Principal, Highgate Holdings

Kathleen T. Barr

Retired Senior Managing Director, PNC Capital Advisors, LLC

Stephanie G. Braming, Chairman and President

Partner, William Blair

Daniel N. Leib

Chief Executive Officer, Donnelley Financial Solutions, Inc.

Dorri C. McWhorter

Chief Executive Officer, YWCA Metropolitan Chicago

Arthur J. Simon

Partner, William Blair

Thomas J. Skelly

Retired Managing Partner, Accenture

Steven R. Zenz

Retired Partner, KPMG LLP

Officers

Michael P. Balkin, Senior Vice President

Thomas Clarke, Senior Vice President

Daniel Crowe, Senior Vice President

Robert J. Duwa, Senior Vice President

Simon Fennell, Senior Vice President

Andrew G. Flynn, Senior Vice President

David C. Fording, Senior Vice President

James S. Golan, Senior Vice President

Chad M. Kilmer, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Mark T. Leslie, Senior Vice President

Kenneth J. McAtamney, Senior Vice President

Todd M. McClone, Senior Vice President

David Merjan, Senior Vice President

David S. Mitchell, Senior Vice President

John C. Murphy, Senior Vice President

Casey K. Preyss, Senior Vice President

David P. Ricci, Senior Vice President

Ward D. Sexton, Senior Vice President

Brian D. Singer, Senior Vice President

Christopher T. Vincent, Senior Vice President

Dan Zelanzy, Senior Vice President

Lisa D. Rusch, Vice President

Paul J. Sularz, Vice President

Colette M. Garavalia, Treasurer

Andrew T. Pfau, Secretary

John M. Raczek, Assistant Treasurer

Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary

Robert J. Toner, Assistant Secretary

Investment Adviser

William Blair Investment Management, LLC

Distributor

William Blair & Company, L.L.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Legal Counsel

Vedder Price P.C.

Transfer Agent

DST Asset Manager Solutions, Inc.

(formerly known as Boston Financial Data Services, Inc.)

For customer assistance, call 1-800-635-2886

P.O. Box 219137

Kansas City, Missouri 64121-9137

202	Semiannual Report	June 30, 2019

William Blair Funds

U.S. EQUITY	GLOBAL EQUITY	FIXED INCOME
Growth Fund	Global Leaders Fund	Bond Fund
Large Cap Growth Fund		Income Fund
Mid Cap Growth Fund	INTERNATIONAL EQUITY	Low Duration Fund
Small-Mid Cap Growth Fund	International Leaders Fund
Small-Mid Cap Value Fund	International Developed Plus Fund	MULTI-ASSET AND
Small Cap Growth Fund	Institutional International Developed Plus Fund	ALTERNATIVE
Small Cap Value Fund	International Growth Fund	Macro Allocation Fund
Institutional International Growth Fund
International Small Cap Growth Fund
Emerging Markets Leaders Fund
Emerging Markets Growth Fund
Emerging Markets Small Cap Growth Fund

	©	William Blair & Company, L.L.C., distributor
+1 800 742 7272		150 North Riverside Plaza
williamblairfunds.com		Chicago, Illinois 60606	00103188

Item 2.	Code of Ethics

Not applicable to this filing.

Item 3.	Audit Committee Financial Expert

Not applicable to this filing.

Item 4.	Principal Accountant Fees and Services

Not applicable to this filing.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the final quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 13.	Exhibits

13. (a) (1) Code of Ethics

Not applicable to this filing.

13. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act is filed as an exhibit hereto.

13. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act is filed as an exhibit hereto.

13. (a) (3)

Not applicable to this Registrant.

13. (a) (4)

Not applicable to this filing.

13. (b)

Certifications of the Principal Executive Officer and Principal Financial Officer of the issuer as required by Rule 30a-2(b) of the Investment Company Act of 1940 are filed as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Stephanie G. Braming
By:	Stephanie G. Braming
President (Principal Executive Officer)

Date: August 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Stephanie G. Braming
By:	Stephanie G. Braming
President (Principal Executive Officer)

Date: August 29, 2019

/s/ Colette M. Garavalia
By:	Colette M. Garavalia
Treasurer (Principal Financial Officer)

Date: August 29, 2019